UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 29, 2026

KENNEDY-WILSON HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33824	26-0508760
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

151 S El Camino Drive

Beverly Hills, California 90212

(Address of Principal Executive Offices) (Zip Code)

(310) 887-6400

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	KW	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.

On May 29, 2026, Kennedy-Wilson, Inc. (the “Issuer”), a wholly-owned subsidiary of global real estate investment company Kennedy-Wilson Holdings, Inc. (the “Company”), completed the issuance and sale of $1.8 billion in aggregate principal amount of senior notes, consisting of $1.1 billion aggregate principal amount of 7.000% senior notes due 2031 (the “2031 Notes”) and $700 million aggregate principal amount of 7.250% senior notes due 2033 (the “2033 Notes” and, together with the 2031 Notes, the “Notes”) pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended (the “Securities Act”). The Notes were sold only to “qualified institutional buyers” and persons outside the United States that are not “U.S. persons” as such terms are defined under the Securities Act.

The Notes were issued under an indenture, dated as of March 25, 2014 (the “Base Indenture”), by and among the Issuer and Wilmington Trust, National Association, as trustee (the “Trustee”), as supplemented by Supplemental Indenture No. 2031-1, dated as of May 29, 2026 (“Supplemental Indenture No. 2031-1”), by and among the Issuer and the Trustee, with respect to the 2031 Notes and Supplemental Indenture No. 2033-1, dated as of May 29, 2026 (“Supplemental Indenture No. 2033-1”), by and among the Issuer and the Trustee, with respect to the 2033 Notes (the Base Indenture, as so supplemented, the “Indenture”). The Indenture contains customary agreements and covenants by the Company, the Issuer and the guarantors party thereto from time to time.

The 2031 Notes will mature on June 1, 2031, and bear interest at a rate of 7.000% per annum. The 2033 Notes will mature on June 1, 2033, and bear interest at a rate of 7.250% per annum. Interest on the Notes is payable semiannually in arrears on June 1 and December 1 of each year, commencing on December 1, 2026.

If the Merger (as defined and discussed below) is consummated, the Company expects to use the net proceeds from the issuance and sale of the Notes (i) to redeem in full the Issuer’s 4.750% senior notes due 2029 (the “2029 Existing Notes”) and 4.750% senior notes due 2030 (the “2030 Existing Notes”), and pay any related premiums, if any, fees and expenses, including accrued and unpaid interest with respect to the 2029 Existing Notes and 2030 Existing Notes, (ii) to make an offer to purchase (the “Offer”) the Issuer’s 5.000% senior notes due 2031 (the “2031 Existing Notes”) pursuant to the fundamental change provisions of the indenture governing the 2031 Existing Notes, and (iii) the remainder, if any, to repay all or a portion of the indebtedness outstanding under the Issuer’s unsecured credit facility and/or for general corporate purposes.

As previously announced, on May 15, 2026, the Issuer commenced the Offer upon the terms and subject to the conditions set forth in the Offer to Purchase, dated May 15, 2026, as it may be amended or supplemented from time to time, and issued notices of redemption with respect to the 2029 Existing Notes and the 2030 Existing Notes, pursuant to which the Issuer will redeem in full the 2029 Existing Notes and the 2030 Existing Notes on June 16, 2026. The consummation of the Offer and the redemption of the 2029 Existing Notes and the 2030 Existing Notes are each conditioned upon the consummation of the Merger.

As previously announced, the Company is party to an Agreement and Plan of Merger (the “Merger Agreement”), dated as of February 16, 2026, as amended on March 15, 2026, by and among the Company, Kona Bidco, LLC and Kona Merger Subsidiary, Inc. (“Merger Sub”), an entity affiliated with a consortium led by William McMorrow, Chairman and Chief Executive Officer of the Company, and certain other senior executives of the Company, and including Fairfax Financial Holdings Limited (“Fairfax”), pursuant to which, subject to the satisfaction of customary closing conditions, Merger Sub would merge with and into the Company, and the Company would continue as the surviving corporation (the “Merger”).

The gross proceeds from the issuance and sale of the Notes were deposited into an escrow account for the benefit of the holders of the Notes pending the consummation of the Merger. Upon the consummation of the Merger, the escrowed property will be released pursuant to the terms of the Escrow Agreement, dated May 29, 2026, by and among the Company, the Trustee and Wilmington Trust, National Association, as escrow agent.

If the Merger is not consummated on or prior to November 16, 2026 (or such later date as agreed to by the parties to the Merger Agreement), the Notes will be subject to a special mandatory redemption, at a price equal to 100% of the initial issue price of the Notes plus accrued and unpaid interest, if any, from the issue date of the Notes to, but not including, the date of such special mandatory redemption. Fairfax, directly or through one or more of its affiliates, has committed to fund any shortfall between the amount of funds held in the escrow account and the special mandatory redemption price.

Prior to the first escrow release date, the Notes will be the obligations of the Issuer and will not be guaranteed. From and after the first escrow release date, the Notes will be fully and unconditionally guaranteed on an unsecured basis by the Company and certain of its subsidiaries.

On and after June 1, 2028 (in the case of the 2031 Notes) and June 1, 2029 (in the case of the 2033 Notes), the Issuer may redeem all or a portion of the Notes, respectively, at its option at the following redemption prices (expressed as percentages of principal amount), plus accrued and unpaid interest, if any, to, but excluding, the applicable redemption date, if redeemed during the twelve-month period commencing on June 1 of the years indicated below:

2031 Notes		2033 Notes
Period	Redemption Price	Period	Redemption Price
2028	103.500%	2029	103.625%
2029	101.750%	2030	101.813%
2030 and thereafter	100.000%	2031 and thereafter	100.000%

Prior to June 1, 2028 (in the case of the 2031 Notes) and June 1, 2029 (in the case of the 2033 Notes), the Issuer may, on one or more occasions, redeem all or a portion of the Notes of the applicable series at a redemption price equal to 100% of the principal amount of the Notes being redeemed, plus a “make-whole” premium equal to the greater of (i) 1.0% of the principal amount of such Note on such redemption date and (ii) the excess of (A) the present value at such redemption date of the redemption price of such Note on June 1, 2028 (in the case of the 2031 Notes) and on June 1, 2029 (in the case of the 2033 Notes) plus all required remaining scheduled interest payments due on such Note through June 1, 2028 (in the case of the 2031 Notes) and June 1, 2029 (in the case of the 2033 Notes) (excluding accrued but unpaid interest to the redemption date), computed using a discount rate equal to the Adjusted Treasury Rate (as defined in the Indenture), over (B) the principal amount of such Note on the redemption date; plus accrued and unpaid interest, if any, to, the applicable redemption date (subject to the right of holders of record on the applicable record date to receive interest due on the related interest payment date).

In addition, the Issuer may redeem up to 40% of the aggregate principal amount of the Notes of the applicable series at any time prior to June 1, 2028 (in the case of the 2031 Notes) and June 1, 2029 (in the case of the 2033 Notes), with the net cash proceeds from certain equity offerings at a redemption price equal to 107.000% (in the case of the 2031 Notes) and 107.250% (in the case of the 2033 Notes) of their principal amount, in each case plus accrued and unpaid interest, if any, to, but excluding, the redemption date.

The Indenture also provides for events of default which, if any of them occurs, would permit or require the principal of and accrued interest on the Notes to be come due and payable.

The description of the Indenture contained in Item 1.01 of this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the Base Indenture, Supplemental Indenture No. 2031-1 and Supplemental Indenture No. 2033-1, copies of which are filed herewith as Exhibits 4.1, 4.2 and 4.3, respectively, and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

4.1	Base Indenture, dated March 25, 2014, between Kennedy-Wilson, Inc. and Wilmington Trust, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Quarterly Report on Form 10-Q filed May 12, 2014).

4.2	Supplemental Indenture No. 2031-1, dated as of May 29, 2026, by and among Kennedy-Wilson, Inc. and Wilmington Trust, National Association (including Form of 7.000% Senior Notes due 2031 on Exhibit A thereto).

4.3	Supplemental Indenture No. 2033-1, dated as of May 29, 2026, by and among Kennedy-Wilson, Inc. and Wilmington Trust, National Association (including Form of 7.250% Senior Notes due 2033 on Exhibit A thereto).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Participants in the Solicitation

The Company and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in soliciting proxies from its stockholders in connection with the Merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company’s stockholders in connection with the Merger is set forth in the Definitive Proxy Statement filed with the SEC on May 5, 2026 (available here). You may also find additional information about the Company’s directors and executive officers in the Company’s Amendment No. 1 to Form 10-K/A, which was filed with the SEC on April 29, 2026 (available here), under the sections “Director Compensation,” “Executive Compensation,” “Security Ownership of Management and Certain Beneficial Owners” and “Certain Relationships and Related Transactions”. To the extent holdings of the Company’s securities by its directors or executive officers have changed since the amounts set forth in such proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Changes in Beneficial Ownership of Securities on Form 4 filed with the SEC. Updated information regarding the identity of participants and their direct or indirect interests, by security holdings or otherwise, in the Company may be set forth in other relevant documents to be filed with the SEC, if and when they become available. These documents will be available free of charge as described above.

No Offer or Solicitation

This Current Report on Form 8-K is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made in the United States absent registration under the Securities Act, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

Forward Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are necessarily estimates reflecting the judgment of the Company’s senior management based on the Company’s current estimates, expectations, forecasts and projections and include comments that express the Company’s current opinions about trends and factors that may impact future results and the expected use of proceeds from the offering of the Notes, including the redemption of the 2029 Existing Notes and 2030 Existing Notes and the repurchase of the

2031 Existing Notes. Disclosures that use words such as “believe,” “may,” “anticipate,” “estimate,” “intend,” “could,” “plan,” “expect,” “project” or the negative of these, as well as similar expressions, are intended to identify forward-looking statements. Forward-looking statements involve significant known and unknown risks and uncertainties that may cause the Company’s actual results in future periods to differ materially from those projected or contemplated in the forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. There is no assurance that the Merger will be consummated, and there are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein as a result of various factors, including, without limitation: (1) the inability to consummate the Merger within the anticipated time period, or at all, due to any reason, including the failure to obtain stockholder approval to adopt the Merger Agreement, the failure to obtain any required regulatory approvals for the Merger, including the termination or expiration of any required waiting periods, or the failure to satisfy the other conditions to the consummation of the Merger; (2) the risk that the Merger Agreement may be terminated in circumstances requiring the Company to pay a termination fee; (3) the risk that the Merger disrupts the Company’s current plans and operations or diverts management’s attention from its ongoing business; (4) the effect of the announcement of the Merger on the ability of the Company to retain and hire key personnel and maintain relationships with those with whom it does business; (5) the effect of the announcement or pendency of the Merger on the Company’s operating results and business generally; (6) the significant costs, fees and expenses related to the Merger; (7) the risk that the Company’s stock price may decline significantly if the Merger is not consummated; (8) the nature, cost and outcome of any litigation and other legal proceedings, including any such proceedings related to the Merger and instituted against the Company and/or its directors, executive officers or other related persons; (9) other risks that could affect the Company’s business, financial condition or results of operations, including those set forth in the Company’s most recent Annual Report on Form 10-K and any subsequent filings, and (10) other risks to the consummation of the Merger. Forward-looking statements are not guarantees of future performance, rely on a number of assumptions concerning future events, many of which are outside of the Company’s control, and involve known and unknown risks and uncertainties that could cause the Company’s actual results, performance or achievement, or industry results to differ materially from any future results, performance or achievements, expressed or implied by such forward-looking statements. These risks and uncertainties may include the risks and uncertainties described elsewhere in this report and other filings with the SEC. Any such forward-looking statements, whether made in this report or elsewhere, should be considered in the context of the various disclosures made by the Company about its businesses including, without limitation, the risk factors discussed in the Company’s filings with the SEC.

If the Merger is consummated, the Company’s stockholders will cease to have any equity interest in the Company and will have no right to participate in its earnings and future growth. These and other factors are identified and described in more detail in the Company’s most recent Annual Report on Form 10-K as well as the Company’s subsequent filings and is available online at www.sec.gov. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date thereof. Except as required by applicable law, the Company undertakes no obligation to update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENNEDY-WILSON HOLDINGS, INC.

By:	/s/ Justin Enbody
Name:	Justin Enbody
Title:	Senior Executive Vice President, Chief Financial Officer

Date: May 29, 2026

Exhibit 4.2

Execution Version

KENNEDY-WILSON, INC.,

as Issuer

and

WILMINGTON TRUST, NATIONAL ASSOCIATION

as Trustee

SUPPLEMENTAL INDENTURE NO. 2031-1

Dated as of May 29, 2026

to

INDENTURE

Dated as of March 25, 2014

7.000% Senior Notes due 2031

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4.13 Existence	71
4.14 Payment of Taxes and Other Claims	72
4.15 Maintenance of Properties and Insurance	72
4.16 Suspension of Applicability of Certain Covenants upon Achieving Certain Ratings	72
4.17 Activities of the Issuer	74

V. SUCCESSORS	74

5.01 When Issuer May Merge, etc.	74
5.02 When Subsidiary Guarantors May Merge, etc.	75
5.03 When the Parent May Merge, Etc.	75

VI. DEFAULTS AND REMEDIES	76

6.01 Events of Default	76
6.02 Acceleration; Rescission and Annulment	77
6.03 Limitation on Suits	78
6.04 Control by Holders	79
6.05 Application of Money Collection	79
6.06 Restoration of Rights and Remedies	79

VII. TRUSTEE	79

7.01 Duties of Trustee	79
7.02 Notice of Defaults	80
7.03 Amendments to the Base Indenture	80
7.04 Authorization to Enter Escrow Documents	81

VIII.DEFEASANCE; SATISFACTION AND DISCHARGE	81

8.01 Discharge of Obligations of the Issuer and the Guarantors	81
8.02 Legal Defeasance	82
8.03 Covenant Defeasance	83
8.04 Application of Trust money	84
8.05 Repayment to Issuer	84
8.06 Reinstatement	84
8.07 Indemnification of Trustee	85
8.08 Mandatory Redemption	85

IX. AMENDMENTS	86

9.01 Without Consent of Holders	86
9.02 With Consent of Holders	87
9.03 Consents as to Substance of Amendments	88
9.04 Notice of Amendments; Effectiveness	88
9.05 Effect of Consent	88
9.06 Consent Fees	88

-ii-

9.07 Trustee Entitled to Officer’s Certificate and Opinion of Counsel	89
9.08 Net Short Holders	89

X. GUARANTIES	91

10.01 The Guaranties	91
10.02 Guaranty Unconditional	91
10.03 Discharge; Reinstatement	92
10.04 Waiver by the Guarantors	92
10.05 Subrogation and Contribution	92
10.06 Stay of Acceleration	93
10.07 Limitation on Amount of Guaranty	93
10.08 Execution and Delivery of Guaranty	93
10.09 Release of Guaranty	93

XI. MISCELLANEOUS	94

11.01 Notices	94
11.02 Judgment Currency	94
11.03 Trust Indenture Act Controls	94
11.04 Duplicate Originals	95
11.05 Governing Law; Submission to Jurisdiction; Waiver of Jury Trial	95
11.06 No Adverse Interpretation of Other Agreements	95
11.07 Successors	95
11.08 Separability	95
11.09 Table of Contents, Headings, etc.	95
11.10 Calculations in Respect of the Notes	96
11.11 No Personal Liability	96

Exhibit A	-	Form of Note

Exhibit B	-	Form of Legends

Exhibit C	-	Form of Supplemental Indenture for Future Guarantors

Exhibit D	-	Form of Regulation S Certificate

Exhibit E	-	Form of Certificate of Beneficial Ownership

-iii-

SUPPLEMENTAL INDENTURE NO. 2031-1 (the “Supplemental Indenture”), dated as of May 29, 2026, among Kennedy-Wilson, Inc., as issuer (the “Issuer”) and Wilmington Trust, National Association, as trustee (the “Trustee”).

WITNESSETH THAT:

WHEREAS, the Issuer and the Trustee have executed and delivered a base indenture, dated as of March 25, 2014 (as amended, supplemented or otherwise modified from time to time with respect to the Notes (as defined below), the “Base Indenture,” and, together with this Supplemental Indenture, as amended, supplemented or otherwise modified from time to time, the “Indenture”) to provide for the future issuance of the Issuer’s debt securities to be issued from time to time in one or more series; and

WHEREAS, pursuant to the terms of the Base Indenture, the Issuer desires to provide for the establishment of a Series of its Notes, to be titled as its “7.000% Senior Notes due 2031” (the “Notes”), the form and substance of such Notes and the terms, provisions and conditions thereof to be set forth as provided in the Indenture;

NOW, THEREFORE:

Each party hereto agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Notes.

I. DEFINITIONS AND INCORPORATION BY REFERENCE

1.01 DEFINITIONS.

Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Base Indenture. The following definitions supplement, and, to the extent inconsistent with, replace the definitions in Article I of the Base Indenture:

“Adjusted Treasury Rate” means, with respect to any Redemption Date and as provided by the Issuer, (1) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H. 15(519)” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after June 1, 2028, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Adjusted Treasury Rate shall be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month) or (2) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per year equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date, in each case calculated on the third Business Day immediately preceding the date that the applicable redemption notice is first mailed or, if the Notes are held in the form of one or more Global Securities, delivered electronically, in each case, plus one half of one percent (0.50%).

“Affiliate” of any specified Person means any other Person, directly or indirectly, controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control” when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing. For purposes of Sections 4.03, 4.06 and 4.05 only, “Affiliate” shall also mean any beneficial owner of Capital Stock representing ten percent (10%) or more of the total voting power of the Voting Stock (on a fully diluted basis) of the Issuer or of rights or warrants to purchase such Capital Stock (whether or not currently exercisable) and any Person who would be an Affiliate of any such beneficial owner pursuant to the first sentence hereof. Solely for purposes of Section 4.06, the term “Affiliate” shall be deemed to exclude Fairfax Financial Holdings Limited, a corporation organized under the laws of Canada, or any subsidiary or affiliate thereof (collectively, “Fairfax”).

“Applicable Premium” means with respect to a Note at any Redemption Date, as provided by the Issuer, the greater of (1) one percent (1.00%) of the principal amount of such Note on such Redemption Date and (2) the excess of (A) the present value at such Redemption Date of (i) the redemption price of such Note on June 1, 2028 (such redemption price being set forth in Section 3.01(A)), exclusive of any accrued and unpaid interest, plus (ii) all required remaining scheduled interest payments due on such Note through June 1, 2028 (but excluding accrued and unpaid interest, if any, to the Redemption Date), computed using a discount rate equal to the Adjusted Treasury Rate, over (B) the principal amount of such Note on such Redemption Date.

“Asset Disposition” means any sale, lease, transfer or other disposition (or series of related sales, leases, transfers or dispositions) by the Issuer or any Restricted Subsidiary, including any disposition by means of a merger, consolidation or similar transaction (each referred to for the purposes of this definition as a “disposition”), of:

(1) any shares of Capital Stock of a Restricted Subsidiary (other than directors’ qualifying shares or shares required by applicable law to be held by a Person other than the Issuer or a Restricted Subsidiary);

(2) all or substantially all the assets of any division or line of business of the Issuer or any Restricted Subsidiary; or

(3) any other assets of the Issuer or any Restricted Subsidiary outside of the ordinary course of business of the Issuer or such Restricted Subsidiary (excluding, for the avoidance of doubt, Capital Stock of the Issuer), other than, in the case of clauses (1), (2) and (3) above,

(A) a disposition by a Restricted Subsidiary to the Issuer or by the Issuer or a Restricted Subsidiary to a Restricted Subsidiary;

(B) for purposes of Section 4.05 only, a disposition that constitutes a Restricted Payment permitted by Section 4.03 or a Permitted Investment;

(C) any sale of Capital Stock in, or Indebtedness or other securities of, an Unrestricted Subsidiary;

(D) a disposition of Temporary Cash Investments in the ordinary course of business;

(E) the disposition of property or assets that are obsolete, damaged or worn out;

(F) the lease or sublease of office space in the ordinary course of business;

(G) the sale of interests or investments in real estate or related assets and related personal property, or loans secured by real estate, in each case by an Investment Subsidiary or Co-investment Vehicle;

(H) the issuance, sale or transfer of Capital Stock of any Restricted Subsidiary to employees of the Parent, the Issuer or any Restricted Subsidiary pursuant to incentive plans or other compensation arrangements approved by the Board of Directors; and

(I) a disposition of assets with a fair market value of less than the greater of (x) twenty five million dollars ($25,000,000) and (y) one percent (1.0%) of Total Assets (a “de minimis disposition”);

provided, however, that a disposition of all or substantially all the assets of the Issuer and its Restricted Subsidiaries taken as a whole will be governed by Section 4.01 and/or Article V and not by Section 4.05.

“Attributable Debt” in respect of a Sale/Leaseback Transaction means, as at the time of determination, the present value (discounted at the interest rate borne by the Notes, compounded annually) of the total obligations of the lessee for rental payments during the remaining term of the lease included in such Sale/Leaseback Transaction (including any period for which such lease has been extended); provided, however, that if such Sale/Leaseback Transaction results in a Capital Lease Obligation, the amount of Indebtedness represented thereby will be determined in accordance with the definition of “Capital Lease Obligation.”

“Audit Committee” means the Audit Committee of the Issuer or any committee thereof duly authorized to act on behalf of such Committee.

“Average Life” means, as of the date of determination, with respect to any Indebtedness, the quotient obtained by dividing:

(1) the sum of the products of the number of years from the date of determination to the dates of each successive scheduled principal payment of or redemption or similar payment with respect to such Indebtedness multiplied by the amount of such payment by

(2) the sum of all such payments.

“Bank Indebtedness” means all Obligations pursuant to the Credit Agreement.

“Base Indenture” has the meaning ascribed to it in the preamble hereto.

“BidCo” means Kona Bidco, LLC, a Delaware limited liability company.

“Board of Directors” means the Board of Directors of the Issuer or any committee thereof duly authorized to act on behalf of such Board.

“Business Day” means each day other than a Saturday, Sunday or a day on which commercial banking institutions are authorized or required by law to close in New York City or the place of payment.

“Capital Lease Obligation” means an obligation that is required to be classified and accounted for as a capital lease for financial reporting purposes in accordance with GAAP, and the amount of Indebtedness represented by such obligation shall be the capitalized amount of such obligation determined in accordance with GAAP; and the Stated Maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty. For purposes of Section 4.07, a Capital Lease Obligation will be deemed to be secured by a Lien on the property being leased. For the avoidance of doubt, Capital Lease Obligations will not include ground leases of real property entered into in the ordinary course of business of the Issuer or its Restricted Subsidiaries.

“Capital Stock” of any Person means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of such Person, whether outstanding at the Issue Date or issued thereafter, including any Preferred Stock, but excluding any debt securities convertible into such equity (or convertible into any combination of cash and such equity based on the value of such equity).

“Certificate of Beneficial Ownership” means a certificate substantially in the form attached hereto as Exhibit E.

“Change of Control” means the occurrence of any of the following:

(1) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act, as in effect on the Issue Date), other than one or more Permitted Holders or Parent or any successor thereto, becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, as in effect on the Issue Date), directly or indirectly, of more than 50.0% of the total voting power of the Voting Stock of the Issuer; provided that (x) so long as the Issuer is a Subsidiary of the Parent or any successor thereto, no “person” shall be deemed to be or become a “beneficial owner” of more than 50.0% of the total voting power of the Voting Stock of the Issuer unless such “person” shall be or become a “beneficial owner” of more than 50.0% of the total voting power of the Voting Stock of the Parent or such successor (other than a Subsidiary of Parent or such successor), (y) any Voting Stock of which any Permitted Holder is the “beneficial owner” shall not in any case be included in any Voting Stock of which any such “person” is the “beneficial owner” and (z) a “person” shall not be deemed to “beneficially own” Voting Stock (i)

subject to a stock or asset purchase agreement, merger agreement, option agreement, warrant agreement or similar agreement (or voting or option or similar agreement related thereto) until the consummation of the acquisition of such Voting Stock in connection with the transactions contemplated by such agreement or (ii) as a result of veto, approval or similar rights in any joint venture agreement, shareholder agreement, investor rights agreement or other similar agreement, including any veto power in connection with the acquisition or disposition of Voting Stock; or

(2) the Issuer sells or transfers, in one or a series of related transactions, all or substantially all of the assets of the Issuer and its Restricted Subsidiaries to, another Person (other than one or more Permitted Holders) and any “person” (as defined in clause (i) above), other than one or more Permitted Holders or Parent or any successor thereto, is or becomes the “beneficial owner” (as so defined), directly or indirectly, of more than 50.0% of the total voting power of the Voting Stock of the transferee Person in such sale or transfer of assets, as the case may be; provided that (x) so long as such transferee Person is a Subsidiary of a parent Person, no “person” shall be deemed to be or become a “beneficial owner” of more than 50.0% of the total voting power of the Voting Stock of such transferee Person unless such “person” shall be or become a “beneficial owner” of more than 50.0% of the total voting power of the Voting Stock of such parent Person (other than a parent Person that is a Subsidiary of another parent Person), (y) any Voting Stock of which any Permitted Holder is the “beneficial owner” shall not in any case be included in any Voting Stock of which any such “person” is the beneficial owner and (z) a “person” shall not be deemed to “beneficially own” Voting Stock (i) subject to a stock or asset purchase agreement, merger agreement, option agreement, warrant agreement or similar agreement (or voting or option or similar agreement related thereto) until the consummation of the acquisition of such Voting Stock in connection with the transactions contemplated by such agreement or (ii) as a result of veto, approval or similar rights in any joint venture agreement, shareholder agreement, investor rights agreement or other similar agreement, including any veto power in connection with the acquisition or disposition of Voting Stock.

Notwithstanding anything to the contrary in this Indenture, the Merger shall not constitute or give rise to a Change of Control.

“Clearstream” means Clearstream Banking, société anonyme, Luxembourg, or any successor securities clearing agency.

“Code” means the Internal Revenue Code of 1986, as amended.

“Co-investment Vehicle” shall mean an entity (other than a Restricted Subsidiary) formed for the purpose of investing principally, directly or indirectly, in (i) real estate related assets (including Indebtedness (or participations therein) primarily secured by real estate or equity interests in entities, directly or indirectly, primarily owning real estate or related assets) or (ii) unsecured loans (or participations therein) that are part of a loan pool, more than ninety percent (90%) of the aggregate principal balance of which falls within the preceding clause (i).

“Common Stock” shall mean the common stock of the Parent.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Notes from the Redemption Date to June 1, 2028, that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of a maturity most nearly equal to June 1, 2028.

“Comparable Treasury Price” means, with respect to any Redemption Date, if clause (2) of the Adjusted Treasury Rate definition is applicable, the average of three, or such lesser number as is obtained by the Issuer, Reference Treasury Dealer Quotations for such Redemption Date.

“Consolidated Net Income” means, for any period, the net income or loss of the Issuer and its consolidated Subsidiaries for such period determined on a consolidated basis in accordance with GAAP after net income or loss attributable to the non-controlling interests and before preferred stock dividends and accretion of issuance costs, plus depreciation and amortization of any real property (including furniture and equipment and other real estate assets); provided, however, that there shall be excluded:

(1) the income of any such consolidated subsidiary to the extent that the declaration or payment of dividends or similar distributions by such consolidated subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, statute, rule or governmental regulation applicable to such consolidated subsidiary;

(2) the net income or net loss of any Person, other than the Issuer or a Restricted Subsidiary, except that, subject to the exclusion contained in clause (8) below, the aggregate amount of cash actually distributed by such Person to the Issuer or a Restricted Subsidiary as a dividend or other distribution (subject, in the case of a dividend or other distribution paid to another Restricted Subsidiary, to the limitation contained in clause (1) above) shall be included in determining Consolidated Net Income;

(3) the income or loss of any person accrued prior to the date it becomes a consolidated subsidiary of the Issuer or is merged into or consolidated with the Issuer or any of its consolidated subsidiaries or the date that such person’s assets are acquired by the Issuer or any of its consolidated subsidiaries;

(4) any reduction for charges made in accordance with Financial Accounting Standard No. 141, 141R, 142 or 144 or any amendments or successors thereto;

(5) any extraordinary, unusual nonrecurring, exceptional, special or infrequent gain, loss or charge and any other gain, loss or charge not in the ordinary course of business (as reasonably determined and calculated by the Issuer in good faith, which determination shall be conclusive) (including fees, expenses and charges (or any amortization thereof));

(6) any noncash compensation expense attributable to grants of stock options, restricted stock or similar rights to officers, directors and employees of the Parent, the Issuer or any of its consolidated Subsidiaries;

(7) any net noncash gain or loss resulting in such period from Hedging Obligations incurred in the ordinary course of business and made in accordance with Financial Accounting Standards Codification Topic No. 815;

(8) all gain or loss realized as a result of the cumulative effect of changes in accounting principles;

(9) (x) any gain or loss realized upon the sale, abandonment or other disposition of any asset of the Issuer or any Restricted Subsidiary (including pursuant to any Sale/Leaseback Transaction) that is not sold, abandoned or otherwise disposed of in the ordinary course of business (as determined by the Issuer in good faith, which determination shall be conclusive) and (y) any gain or loss realized upon the disposal, abandonment or discontinuation of operations of the Issuer or any Restricted Subsidiary;

(10) all deferred financing costs written off and premiums paid in connection with any early extinguishment of Indebtedness or Hedging Obligations or other derivative instruments; and

(11) any fees and expenses (or amortization thereof), and any charges or costs, in connection with or related to any acquisition, merger, amalgamation, consolidation, Investment (including non-recurring costs to acquire equipment to the extent not capitalized in accordance with GAAP), Asset Disposition, disposition, recapitalization, non-competition agreement, issuance of Capital Stock or other equity offering, dividend, distribution or other Restricted Payment, Incurrence, Discharge or refinancing of Indebtedness, or amendment or modification of any agreement or instrument relating to any Indebtedness (in each case, whether or not completed, consummated or Incurred, and including (i) any such transaction consummated prior to the Issue Date, (ii) any offering or sale of Capital Stock of Parent to the extent the proceeds thereof were contributed, or if not consummated, were intended to be contributed to the equity capital of the Issuer or any of its Restricted Subsidiaries and (iii) any rating agency fees, consulting fees and other related expenses and/or letter of credit or similar fees);

provided further, however, that Consolidated Net Income for any period shall be increased (i) by cash received during such period by the Issuer or any of its consolidated subsidiaries in respect of commissions receivable (net of related commissions payable to brokers) on transactions that were completed by any acquired business prior to the acquisition of such business and which purchase accounting rules under GAAP would require to be recognized as an intangible asset purchased, (ii) increased, to the extent otherwise deducted in determining Consolidated Net Income for such period, by the amortization of intangibles relating to purchase accounting in connection with any acquisition permitted by the Indenture and (iii) increased (or decreased, as the case may be), in connection with the sale of real estate during such period, to eliminate the effect of purchase price allocations to such real estate resulting from the consummation of any acquisition permitted by the Indenture.

“Credit Agreement” means the Third Amended and Restated Credit Agreement among the Issuer, as borrower, the Parent and certain Subsidiaries of the Parent, as guarantors, Bank of America, N.A., as the administrative agent, Bank of America, N.A. and JPMorgan Chase Bank, N.A., as letter of credit issuers and the lenders from time to time party thereto, together with the related documents thereto (including the loans thereunder, any guarantees and security documents), as amended, extended, renewed, restated, supplemented or otherwise modified (in whole or in part, and without limitation as to amount, terms, conditions, covenants and other provisions) from time to time, and any agreement (and related document) governing Indebtedness, including an indenture, incurred to Refinance, in whole or in part, the borrowings and commitments then outstanding or permitted to be outstanding under such Credit Agreement or a successor Credit Agreement.

“Credit Facility” or “Credit Facilities” means one or more debt facilities (including the Credit Agreement), commercial paper facilities, securities purchase agreement, indenture or similar agreement, in each case, with banks or other institutional lenders or investors providing for revolving loans, term loans, receivables financing (including through the sale of receivables to lenders or to special purpose entities formed to borrow from lenders against such receivables), letters of credit or the issuance of securities, including any related notes, guarantees, collateral documents, instruments and agreement executed in connection therewith, and, in each case, as amended, restated, replaced (whether upon or after termination or otherwise), refinanced, supplemented, modified or otherwise changed (in whole or in part, and without limitation as to amount, terms, conditions, covenants and other provisions) from time to time.

“Currency Agreement” means in respect of a Person any foreign exchange contract, currency swap agreement or other similar agreement designed to protect such Person against fluctuations in currency values.

“Default” means any event which is, or after notice or passage of time or both would be, an Event of Default.

“Discharge” means to repay, repurchase, redeem, defease or otherwise acquire, retire or discharge; and the term “Discharged” shall have a correlative meaning.

“Disqualified Stock” means, with respect to any Person, any Capital Stock of such Person that by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable at the option of the holder) or upon the happening of any event:

(1) matures (excluding any maturities as a result of an optional redemption by the issuer thereof) or is mandatorily redeemable pursuant to a sinking fund obligation or otherwise;

(2) is convertible or exchangeable at the option of the holder for Indebtedness or Disqualified Stock; provided, however, that any security redeemable for cash by the holder that can, at the option of the Parent or its Subsidiaries, instead be redeemed or exchanged for Capital Stock of the Parent or its Subsidiaries that is not Disqualified Stock, shall not be Disqualified Stock); or

(3) is mandatorily redeemable or must be purchased upon the occurrence of certain events or otherwise, in whole or in part (other than for Capital Stock that is not Disqualified Stock),

in each case on or prior to the first anniversary of the Stated Maturity of the Notes; provided, however, that if such Capital Stock is issued to any employee or to any plan for the benefit of employees of the Parent or its Subsidiaries or by any such plan to such employees, such Capital Stock shall not constitute Disqualified Stock solely because it may be required to be repurchased by the Parent or its Subsidiaries in order to satisfy obligations as a result of such employee’s death or disability; provided further, however, that any Capital Stock that would not constitute Disqualified Stock but for provisions thereof giving holders thereof the right to require such Person to purchase or redeem such Capital Stock upon the occurrence of an “asset sale,” “change of control” or “termination of trading” occurring prior to the first anniversary of the Stated Maturity of the Notes shall not constitute Disqualified Stock if:

(A) the “asset sale,” “change of control” or “termination of trading” provisions applicable to such Capital Stock are not more favorable to the holders of such Capital Stock than the terms applicable to the Notes and set forth under Sections 4.05 and 4.01; and

(B) any such requirement only becomes operative after compliance with such terms applicable to the Notes, including the purchase of any Notes tendered pursuant thereto.

For the avoidance of doubt, the following shall not constitute Disqualified Stock:

(x) the Series B Preferred Stock outstanding on the Issue Date or Series C Preferred Stock outstanding on the Issue Date; and

(y) future issuances of Capital Stock having terms substantially similar to those of the Series B Preferred Stock or Series C Preferred Stock or warrants issued in connection with the same, provided that, the “change of control” or “termination of trading” provisions applicable to such Capital Stock are not more favorable to the holders of such Capital Stock than the terms applicable to the Series B Preferred Stock outstanding on the Issue Date or Series C Preferred Stock outstanding on the Issue Date (as applicable).

The amount of any Disqualified Stock that does not have a fixed redemption, repayment or repurchase price will be calculated in accordance with the terms of such Disqualified Stock as if such Disqualified Stock were redeemed, repaid or repurchased on any date on which the amount of such Disqualified Stock is to be determined pursuant to the Indenture; provided, however, that if such Disqualified Stock could not be required to be redeemed, repaid or repurchased at the time of such determination, the redemption, repayment or repurchase price will be the book value of such Disqualified Stock as reflected in the most recent financial statements of such Person.

“DTC” means The Depository Trust Company.

“Effective Date” means the date on which the Merger has been consummated and the first Escrow Release occurs.

“Effective Tangible Net Worth” means as of any date of determination, stockholders’ equity of the Issuer and its Restricted Subsidiaries (excluding any amounts attributable to Disqualified Stock), less Intangible Assets, plus depreciation and amortization.

“Equity Offering” means any primary offering of Capital Stock (other than Disqualified Stock) of the Parent or the Issuer to Persons who are not (immediately before such offering) Affiliates of the Parent or the Issuer other than (1) public offerings with respect to the Parent’s Common Stock registered on Form S-8; and (2) issuances upon exercise of options by employees of the Parent or any of its Restricted Subsidiaries.

“Escrow Account” shall have the meaning given to such term in the Escrow Agreement.

“Escrow Agent” means Wilmington Trust, National Association, or its successor or assign, in its capacity as escrow agent, pursuant to the Escrow Agreement.

“Escrow Agreement” means that certain Escrow Agreement, dated as of the Issue Date, among the Parent, the Trustee and the Escrow Agent, as such agreement may be amended, modified or supplemented from time to time.

“Escrow Outside Date” means November 16, 2026.

“Escrow Release” means the release by the Escrow Agent of the Escrowed Property on the applicable Escrow Release Date pursuant to the terms of the Escrow Agreement.

“Escrow Release Date” means any date on which any Escrowed Property is released from the Escrow Account pursuant to the terms of the Escrow Agreement.

“Escrowed Property” shall have the meaning given to such term in the Escrow Agreement.

“Ethically Screened Affiliate” means any Affiliate of a Person that (i) is managed as to day-to-day matters (but excluding, for the avoidance of doubt, as to strategic direction and similar matters) independently from such Person and any other Affiliate of such Person that is not an Ethically Screened Affiliate, (ii) has in place customary information screens between it and such Person and any other Affiliate of such Person that is not an Ethically Screened Affiliate and (iii) such Person or any other Affiliate of such Person that is not an Ethically Screened Affiliate does not direct or cause the direction of the investment policies of such entity, nor does such Person’s or any such other Affiliate’s investment decisions influence the investment decisions of such entity.

“Euroclear” means Euroclear Bank SA/NV, as operator of the Euroclear System, or any successor securities clearing agency.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Excluded Subsidiary” means (i) any Non-Material Subsidiary and (ii) any Restricted Subsidiary that is not a Wholly Owned Subsidiary, provided that all such non-Wholly Owned Subsidiaries in this clause (ii) that are not Subsidiary Guarantors may not, in the aggregate at any time, have assets (attributable to the Issuer’s and its domestic Restricted Subsidiaries’ equity interest in such entities) constituting more than seven and one half percent (7.5%) of the Issuer’s total assets on a consolidated basis based on the Issuer’s most recent internal financial statements.

“Fitch” means Fitch Ratings, Inc. or any successor rating agency.

“Final Escrow Release Date” means the final Escrow Release Date to occur.

“Fundamental Change” means the occurrence of a Change of Control.

“GAAP” means generally accepted accounting principles in the United States of America as in effect from time to time; provided, however, that GAAP shall mean the generally accepted accounting principles in the United States of America as in effect as of April 5, 2011 in the event of a change in GAAP after April 5, 2011 that would have a material adverse (including, without limitation, the treatment of an operating lease as Indebtedness) or positive effect on the Issuer, including those set forth in:

(1) the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants;

(2) statements and pronouncements of the Financial Accounting Standards Board;

(3) such other statements by such other entity as approved by a significant segment of the accounting profession; and

(4) the rules and regulations of the SEC governing the inclusion of financial statements (including pro forma financial statements) in periodic reports required to be filed pursuant to Section 13 of the Exchange Act, including opinions and pronouncements in staff accounting bulletins and similar written statements from the accounting staff of the SEC.

“Global Note” means any Note that is a Global Security.

“Guarantee” means, subject to the first paragraph of Article X, any obligation, contingent or otherwise, of any Person directly or indirectly guaranteeing any Indebtedness of any Person and any obligation, direct or indirect, contingent or otherwise, of such Person:

(1) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness of such Person (whether arising by virtue of partnership or other ownership arrangements, or by agreements to keep-well, to purchase assets, goods, securities or services, to take-or-pay or to maintain financial statement conditions or otherwise); or

(2) entered into for the purpose of assuring in any other manner the obligee of such Indebtedness of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part);

provided, however, that the term “Guarantee” shall not include (i) endorsements for collection or deposit in the ordinary course of business, (ii) customary environmental indemnities and non-recourse carve-out guarantees (including Permitted Non-Recourse Carve-Out Guarantees) requested by lenders in financing transactions secured by real property or loans secured by real estate, or (iii) completion and budget guarantees. The term “Guarantee” used as a verb has a corresponding meaning.

“Guarantor” means the Parent and/or a Subsidiary Guarantor.

“Guaranty” means the Parent Guaranty and/or a Subsidiary Guaranty.

“Guaranty Agreement” means the Indenture as of the Issue Date or any supplemental indenture, in a form satisfactory to the Trustee, pursuant to which a Guarantor guarantees the Issuer’s obligations with respect to the Notes on the terms provided for in the Indenture.

“Hedging Obligations” of any Person means the obligations of such Person pursuant to any Interest Rate Agreement, Currency Agreement, commodity price protection or hedging agreement or other similar agreements.

“Holder”, “holder” or “Noteholder” means the Person in whose name a Note is registered on the Registrar’s books.

“Incur” means issue, assume, Guarantee, incur or otherwise become liable for; provided, however, that any Indebtedness or Capital Stock of a Person existing at the time such Person becomes a Restricted Subsidiary (whether by merger, consolidation, acquisition or otherwise) shall be deemed to be Incurred by such Person at the time it becomes a Restricted Subsidiary. The term “Incurrence” when used as a noun shall have a correlative meaning. Solely for purposes of determining compliance with Section 4.02, (1) amortization of debt discount or the accretion of principal with respect to a noninterest bearing or other discount security and (2) the payment of regularly scheduled interest in the form of additional Indebtedness of the same instrument or the payment of regularly scheduled dividends on Capital Stock in the form of additional Capital Stock of the same class and with the same terms will not be deemed to be the Incurrence of Indebtedness.

“Indebtedness” means, with respect to any Person on any date of determination (without duplication):

(1) the principal in respect of (A) indebtedness of such Person for money borrowed and (B) indebtedness evidenced by notes, debentures, bonds or other similar instruments for the payment of which such Person is responsible or liable, including, in each case, any premium on such indebtedness to the extent such premium has become due and payable;

(2) all Capital Lease Obligations of such Person and all Attributable Debt in respect of Sale/Leaseback Transactions entered into by such Person;

(3) all obligations of such Person issued or assumed as the deferred purchase price of property, all conditional sale obligations of such Person and all obligations of such Person under any title retention agreement (but excluding trade accounts payable arising in the ordinary course of business);

(4) all obligations of such Person for the reimbursement of any obligor on any letter of credit, banker’s acceptance or similar credit transaction (other than obligations with respect to letters of credit securing obligations (other than obligations described in clauses (1) through (3) above) entered into in the ordinary course of business of such Person to the extent such letters of credit are not drawn upon or, if and to the extent drawn upon, such drawing is reimbursed no later than the twentieth (20th) Business Day following payment on the letter of credit);

(5) the amount of all obligations of such Person with respect to the redemption, repayment or other repurchase of any Disqualified Stock of such Person or, with respect to any Preferred Stock of any Subsidiary of such Person, the principal amount of such Preferred Stock to be determined in accordance with the Indenture (but excluding, in each case, any accrued dividends), provided that, provisions relating to waterfall priority returns, carried interest and tax allocations included in partnership agreements, shareholder agreements, limited liability company operating agreements or other constitutive documents entered into in the ordinary course of business shall not constitute Preferred Stock of any Subsidiary of such Person;

(6) all obligations of the type referred to in clauses (1) through (5) of other Persons and all dividends of other Persons for the payment of which, in either case, such Person is responsible or liable, directly or indirectly, as obligor, guarantor or otherwise, including by means of any Guarantee;

(7) all obligations of the type referred to in clauses (1) through (6) of other Persons secured by any Lien on any property or asset of such Person (whether or not such obligation is assumed by such Person), the amount of such obligation being deemed to be the lesser of the value of such property or assets and the amount of the obligation so secured; and

(8) to the extent not otherwise included in this definition, Hedging Obligations of such Person.

Notwithstanding the foregoing, in connection with the purchase by the Issuer or any Restricted Subsidiary of any business or real property, the term “Indebtedness” will exclude post-closing payment adjustments to which the seller may become entitled to the extent such payment is determined by a final closing balance sheet or post-closing prorations or such payment depends on the performance of such business after the closing; provided, however, that, at the time of closing, the amount of any such payment is not determinable and, to the extent such payment thereafter becomes fixed and determined, the amount is paid within sixty (60) days thereafter. Indebtedness of any Person shall include all Indebtedness of any partnership or other entity in which such Person is a general partner or other equity holder with unlimited liability other than (x) Indebtedness which is non-recourse to such Person and its assets (other than pursuant to Permitted Non-Recourse Carve-Out Guarantees) and (y) if such Person is an Investment Subsidiary, the indebtedness of a related Co-investment Vehicle.

The amount of Indebtedness of any Person at any date shall be the outstanding balance at such date of all unconditional obligations as described above and, with respect to contingent obligations, the maximum liability upon the occurrence of the related contingency at such date; provided, however, that the principal amount of any noninterest bearing or other discount security at any date will be the principal amount thereof that would be shown on a balance sheet of such Person dated such date prepared in accordance with GAAP.

For purposes of calculating the Maximum Balance Sheet Leverage Ratio under Section 4.02(A), the term Indebtedness shall exclude Hedging Obligations of the Issuer and its Restricted Subsidiaries.

“Indenture” has the meaning ascribed to it in the preamble hereto.

“Independent Qualified Party” means an investment banking firm, accounting firm or appraisal firm of national standing; provided, however, that such firm is not an Affiliate of the Issuer.

“Intangible Assets” means, as of any date of determination, goodwill of the Issuer and its Restricted Subsidiaries under GAAP.

“Interest Rate Agreement” means in respect of a Person any interest rate swap agreement, interest rate cap agreement or other financial agreement or arrangement designed to protect such Person against fluctuations in interest rates.

“Investment” in any Person means any direct or indirect advance, loan (other than advances to customers in the ordinary course of business that are recorded as accounts receivable on the balance sheet of the lender) or other extensions of credit (including by way of Guarantee or similar arrangement) or capital contribution to (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others), or any purchase or acquisition of Capital Stock, Indebtedness or other similar instruments issued by such Person. Except as otherwise provided for herein, the amount of an Investment shall be its fair market value at the time the Investment is made and without giving effect to subsequent changes in value. For the avoidance of doubt, leases to tenants in the ordinary course of business of the Issuer or any Restricted Subsidiary shall not be deemed to constitute “Investments”.

For purposes of the definition of “Unrestricted Subsidiary,” the definition of “Restricted Payment” and Section 4.03:

(1) “Investment” shall include the portion (proportionate to the Issuer’s equity interest in such Subsidiary) of the fair market value of the net assets of any Subsidiary of the Issuer at the time that such Subsidiary is designated an Unrestricted Subsidiary; provided, however, that upon a redesignation of such Subsidiary as a Restricted Subsidiary, the Issuer shall be deemed to continue to have a permanent “Investment” in an Unrestricted Subsidiary equal to an amount (if positive) equal to (A) the Issuer’s “Investment” in such Subsidiary at the time of such redesignation less (B) the portion (proportionate to the Issuer’s equity interest in such Subsidiary) of the fair market value of the net assets of such Subsidiary at the time of such redesignation; and

(2) any property transferred to or from an Unrestricted Subsidiary shall be valued at its fair market value at the time of such transfer, in each case as determined in good faith by the Board of Directors.

“Investment Subsidiary” shall mean (1) any Subsidiary engaged principally in the business of directly or indirectly buying, holding, transferring or selling real estate related assets, including securities of companies engaged principally in such business (including, without limitation, Real Estate Companies and Qualified REITs) and Indebtedness secured by real estate or equity interests in entities directly or indirectly owning real estate or related assets, or (2) any Subsidiary engaged principally in the business of investment management, including investing in and/or managing Co-investment Vehicles. For the avoidance of doubt, an “Investment Subsidiary” may be a Restricted Subsidiary or an Unrestricted Subsidiary.

“Issue Date” means May 29, 2026.

“Issuer” means the party named as such in the preamble hereto until a successor replaces it pursuant to the applicable provisions of the Indenture and thereafter means the successor. The foregoing sentence shall likewise apply to any such successor or subsequent successor. For purposes of interpreting the Indenture as it relates to the Notes, the term “Company,” as used in the Base Indenture, shall be deemed to refer to the Issuer.

“Lien” means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any conditional sale or other title retention agreement or lease in the nature thereof). For the avoidance of doubt, the grant by any Person of a non-exclusive license to use intellectual property owned by, licensed to, or developed by such Person and such license activity shall not constitute a grant by such Person of a Lien on such intellectual property.

“Limited Condition Transaction” means (i) any acquisition, including by way of merger, amalgamation, consolidation or other business combination or the acquisition of Capital Stock or otherwise, of any assets, business or Person, or any other Investment by one or more of the Issuer and its Subsidiaries permitted by this Indenture, in each case, whose consummation is not conditioned on the availability of, or on obtaining, third party financing (or, if such a condition does exist, the Issuer or any Subsidiary, as applicable, would be required to pay any fee, liquidated damages or other amount or be subject to any indemnity, claim or other liability as a result of such third party financing not having been available or obtained) or (ii) any redemption, repurchase, defeasance, satisfaction and discharge or repayment of Indebtedness, Disqualified Stock or Preferred Stock requiring notice in advance of such redemption, repurchase, defeasance, satisfaction and discharge or repayment.

“Management Investors” means the current or former management members, officers, directors, employees and other members of the management of the Parent, the Issuer or any of their respective Subsidiaries (including, for the avoidance of doubt, William J. McMorrow), or family members or relatives of any of the foregoing (provided that, solely for purposes of the definition of “Permitted Holders”, such relatives shall include only those Persons who are or become Management Investors in connection with estate planning for or inheritance from other Management Investors, as determined in good faith by the Issuer, which determination shall be conclusive), or trusts, partnerships or limited liability companies for the benefit of any of the foregoing, or any of their heirs, executors, successors and legal representatives, who at any date beneficially own or have the right to acquire, directly or indirectly, Capital Stock of the Parent (including any options, warrants or other rights in respect thereof).

“Maximum Balance Sheet Leverage Ratio” means as of any date of determination with respect to the Issuer and its Restricted Subsidiaries, the ratio of total Indebtedness (excluding Non-Recourse Indebtedness) to Effective Tangible Net Worth, in each case as of the previous quarter end; provided, however, that:

(1) if the Issuer or any Restricted Subsidiary has issued any Indebtedness (including if the proceeds of such Indebtedness have been deposited in an escrow account (as set forth in the definition of “Refinancing Indebtedness”)) since the previous quarter end that remains outstanding or if the transaction giving rise to the need to calculate the Maximum Balance Sheet Leverage Ratio is an issuance of Indebtedness, or both, the Maximum Balance Sheet Leverage Ratio shall be calculated after giving effect on a pro forma basis to such Indebtedness (including a pro forma application of the net proceeds therefrom) as if such Indebtedness had been issued (and the application of any net proceeds therefrom was made) on the last day of the previous quarter, and

(2) if the Issuer or any Restricted Subsidiary has repaid, repurchased, defeased or otherwise discharged any Indebtedness (including any discharge of Indebtedness to occur upon release of such funds from any escrow account as referenced above) since the previous quarter end or if the transaction giving rise to the need to calculate Maximum Balance Sheet Leverage Ratio will include the repayment, repurchase, defeasance or discharge of Indebtedness, or both, the Maximum Balance Sheet Leverage Ratio shall be calculated after giving effect on a pro forma basis to the discharge of such Indebtedness, as if such discharge had occurred on the last day of the previous quarter.

For purposes of this definition, whenever pro forma effect is to be given to an issuance of Indebtedness or the discharge of Indebtedness, the pro forma calculations shall be determined in good faith by a responsible financial or accounting Officer of the Issuer and in a manner that is consistent with Rule 11-02(b)(6) of Regulation S-X promulgated by the SEC.

Solely for purposes of calculating the Maximum Balance Sheet Leverage Ratio under Section 4.02(A), the term Indebtedness shall exclude (i) Guarantees of Indebtedness of a Co-investment Vehicle or separate account or investment program managed, operated, sponsored or owned wholly or in part by an Investment Subsidiary in an amount not to exceed the greater of (x) one hundred million dollars ($100,000,000) and (y) one and one half percent (1.5%) of Total Assets in the aggregate at any time outstanding; and (ii) Permitted Non-Recourse Carve-Out Guarantees.

“Merger” means the acquisition, directly or indirectly, by BidCo on the Effective Date, in accordance with the Merger Agreement, of all of the outstanding common stock of the Parent.

“Merger Agreement” means the Agreement and Plan of Merger, as amended by the Amendment to the Agreement and Plan of Merger, by and among BidCo, Kona Merger Subsidiary, Inc., a Delaware corporation, and Parent, as the same may be amended, restated, supplemented, waived or otherwise modified from time to time in accordance with the Merger Agreement.

“Moody’s” means Moody’s Investors Service, Inc., or any successor rating agency.

“Net Available Cash” from an Asset Disposition means cash payments received therefrom (including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or otherwise and proceeds from the sale or other disposition of any securities received as consideration, but only as and when received, but excluding any other consideration received in the form of assumption by the acquiring Person of Indebtedness or other obligations relating to such properties or assets or received in any other noncash form), in each case net of:

(1) all legal, accounting, investment banking and brokerage fees, title and recording tax expenses, commissions and other fees and expenses incurred, and all federal, state, provincial, foreign and local taxes required to be accrued as a liability under GAAP, as a consequence of such Asset Disposition;

(2) all payments made on any Indebtedness which is secured by any assets subject to such Asset Disposition, in accordance with the terms of any Lien upon or other security agreement of any kind with respect to such assets, or which must, by applicable law, be repaid out of the proceeds from such Asset Disposition;

(3) all distributions and other payments required to be made to minority interest holders in Restricted Subsidiaries as a result of such Asset Disposition; and

(4) the deduction of appropriate amounts provided by the seller as a reserve, in accordance with GAAP, against any liabilities associated with the property or other assets disposed in such Asset Disposition and retained by the Issuer or any Restricted Subsidiary after such Asset Disposition.

“Net Cash Proceeds,” with respect to any issuance or sale of Capital Stock, means the cash proceeds of such issuance or sale net of attorneys’ fees, accountants’ fees, underwriters’ or placement agents’ fees, discounts or commissions and brokerage, consultant and other fees actually incurred in connection with such issuance or sale and net of taxes paid or payable as a result thereof.

“Net Short Holder” means any Notes Beneficial Owner (alone or together with its Affiliates (but subject to clause (vi) below)) (other than any Notes Beneficial Owner that is a Regulated Bank) that, as a result of its (or its Affiliates’ (but subject to clause (vi) below)) interest, whether held directly or through any intermediary, in any total return swap, total rate of return swap, credit default swap or other derivative contract entered into pursuant to bona fide market making activities), has a net short position with respect to either (1) the Notes or (2) any other Indebtedness and/or commitments in respect thereof of the Issuer or Subsidiary Guarantors (any such Indebtedness and/or commitments under this clause (2), the “Covered Indebtedness”). For purposes of determining whether a Notes Beneficial Owner (alone or together with its Affiliates (but subject to clause (vi) below)) has a “net short position” on any date of determination: (i) derivative contracts with respect to the Notes and/or any Covered Indebtedness and such contracts that are the functional equivalent thereof shall be counted at the notional amount thereof in Dollars, (ii) notional amounts in other currencies shall be converted to the dollar equivalent thereof by such Notes Beneficial Owner in a commercially reasonable manner consistent with generally accepted financial practices and based on the prevailing conversion rate (determined on a mid-market basis) on the date of determination, (iii) derivative contracts in respect of an index that includes the Issuer or any of the Subsidiary Guarantors or any instrument issued or guaranteed by the Issuer or any of the Subsidiary Guarantors shall not be deemed to create a short position with respect to either (1) the Notes and/or (2) the Covered Indebtedness, so long as (x) such index is not created, designed, administered or requested by such Notes Beneficial Owner or its Affiliates (other than its Excluded Affiliates) and (y) the Issuer and Subsidiary Guarantors and any instrument issued or guaranteed by the Issuer or any of the Subsidiary Guarantors, collectively, shall represent less than 5% of the components of such index, (iv) derivative transactions that are documented using either the 2014 ISDA Credit Derivatives Definitions or the 2003 ISDA Credit Derivatives Definitions (collectively, the “ISDA CDS Definitions”) shall be deemed to create a short position with respect to either (1) the Notes and/or (2) the Covered Indebtedness if such Notes Beneficial Owner or its Affiliates (other than its Excluded Affiliates) is a protection buyer or the equivalent thereof for such derivative transaction and (x) the Notes and/or any such Covered Indebtedness are a “Reference Obligation” under the terms of such derivative transaction (whether specified by name in the related documentation, included as a “Standard Reference Obligation” on the most recent list published by Markit, if “Standard Reference Obligation” is specified as applicable in the relevant documentation or in any other manner), (y) the Notes and/or any such Covered Indebtedness would be a “Deliverable Obligation” under the terms of such derivative transaction or (z) the Issuer or any of the Subsidiary Guarantors (or any of their successors) is designated as a “Reference Entity” under the terms of such derivative transactions, (v) credit derivative transactions or other derivatives transactions not documented using the ISDA CDS Definitions shall be deemed to create a short position with respect to either (1) the Notes and/or (2) the Covered Indebtedness if such transactions are functionally equivalent to a transaction that offers such Notes Beneficial Owner or its Affiliates (other than its Excluded Affiliates) protection in respect of the Notes and/or any such Covered Indebtedness, or as to the credit quality of the Issuer or any of the Subsidiary Guarantors (or any of their successors) other than, in each case, as part of an index so long as (x) such index is not created, designed, administered or requested by such Notes Beneficial Owner or its Affiliates (other than its Excluded Affiliates) and (y) the Issuer and Subsidiary Guarantors and any instrument issued or guaranteed by the Issuer or any of the Subsidiary Guarantors, collectively, shall represent less than 5% of the components of such index and (vi) in connection with any amendment, supplement, waiver or modification of the Indenture or the Notes, as well as any other request, demand, authorization, direction, notice, consent or waiver under the Indenture, each Notes Beneficial Owner shall either (A) reasonably inquire as to whether its Ethically Screened Affiliates have any interest in the Notes, any such Covered Indebtedness and/or any applicable total return swap, total rate of return swap, credit default swap or other derivative contract, and such Ethically Screened Affiliates’ interests therein shall only be included in determining whether such Notes Beneficial Owner (alone or together with its Affiliates) is a Net Short Holder to the extent determined from such reasonable inquiry or (B) provide a certification or deemed certification to the Trustee and the Issuer that such Notes Beneficial Owner is not coordinating or acting in concert with any of its Affiliates (other than any Affiliates designated in writing by such Notes Beneficial Owner whose interests in the Notes, any such Covered Indebtedness and/or any applicable total return swap, total rate of return swap, credit default swap or other derivative contract shall be included in determining whether such Notes Beneficial Owner is a Net Short Holder (each a “Designated Affiliate”)) with respect to its interest in the Notes, any such Covered Indebtedness and/or any applicable total return swap, total rate of return swap, credit default swap or other derivative contract, in which case the interests of the Affiliates (other than any Designated Affiliates) of such Notes Beneficial Owner in any Notes, any such Covered Indebtedness and/or any applicable total return swap, total rate of return swap, credit default swap or other derivative contract shall not be included in determining whether such Notes Beneficial Owner is a Net Short Holder (any such Affiliate in clause (A) or (B) above (other than any Designated Affiliates) whose Notes, any Covered Indebtedness and/or any applicable total return swap, total rate of return swap, credit default swap or other derivative contract are not included in determining whether such Notes Beneficial Owner is a Net Short Holder, an “Excluded Affiliate”).

“Non-Material Subsidiaries” means all domestic Restricted Subsidiaries designated as Non-Material Subsidiaries by the Issuer; provided that all such domestic Restricted Subsidiaries may not, in the aggregate at any time have assets (attributable to the Issuer’s and its domestic Restricted Subsidiaries’ equity interest in such entities) constituting more than five percent (5.0%) of the Issuer’s total assets on a consolidated basis based on the Issuer’s most recent internal financial statements.

“Non-Recourse Indebtedness” means Indebtedness (including any and all refinancings thereof that would meet the criteria set forth below) of an Investment Subsidiary or Investment Subsidiaries; provided, however, that (1) such Indebtedness is incurred solely in relation to the permitted investment activities (including investments in Permitted Real-Estate Related Asset Investments) or real estate related activities of such Investment Subsidiary or Investment Subsidiaries or any Co-investment Vehicles or separate accounts or investment programs managed, operated or sponsored by an Investment Subsidiary or Investment Subsidiaries, and (2) such Indebtedness is not Guaranteed by, or otherwise recourse to the Issuer or any Restricted Subsidiary (other than pursuant to a Permitted Non-Recourse Carve-Out Guarantee) other than the Investment Subsidiary or Investment Subsidiaries that is or are the borrower(s) or co-borrowers; provided, further, that, if any such Indebtedness is partially Guaranteed by or otherwise recourse to the Issuer or any Restricted Subsidiary (other than pursuant to a Permitted Non-Recourse Carve-Out Guarantee and other than with respect to the Investment Subsidiary or Investment Subsidiaries that is or are the borrower(s)) and therefore does not meet the criteria set forth above, the portion of such Indebtedness that does meet the criteria set forth above shall be “Non-Recourse Indebtedness” hereunder.

“Non-U.S. Person” means a Person who is not a U.S. person, as that term is defined in Regulation S.

“Notes” has the meaning ascribed to it in the preamble hereto.

“Notes Beneficial Owner” means a Person who is a beneficial owner of interests in the Notes (including Additional Notes, if any).

“Obligations” means with respect to any Indebtedness all obligations for principal, premium, interest, penalties, fees, indemnifications, reimbursements and other amounts payable pursuant to the documentation governing such Indebtedness.

“Offering Memorandum” means the confidential Offering Memorandum of the Issuer, dated May 14, 2026, relating to the offering of the Notes.

“Officer” means the Chairman of the Board of Directors, the Chief Executive Officer, the President, the Chief Financial Officer, any Executive Vice President, Senior Vice President or Vice President, the Treasurer or any Assistant Treasurer or the Secretary or any Assistant Secretary of the Parent or the Issuer.

“Officer’s Certificate” means a certificate signed on behalf of the Parent or the Issuer, as the case may be, by an Officer of the Parent or the Issuer, respectively.

“Opinion of Counsel” means a written opinion signed by legal counsel, who may be an employee of or counsel to the Parent or the Issuer, satisfactory to the Trustee.

“Parent” means Kennedy-Wilson Holdings, Inc., a Delaware corporation, until a successor replaces it pursuant to the applicable provisions of the Indenture and thereafter means the successor. The foregoing sentence shall likewise apply to any such successor or subsequent successor.

“Parent Guaranty” means the Guarantee by the Parent from the Effective Date of the Issuer’s obligations with respect to the Notes contained in the Indenture.

“Permanent Regulation S Global Note” means a permanent Global Note substantially in the form of Exhibit A bearing the applicable legends set forth in Exhibit B, deposited with the Trustee, as custodian for DTC, and registered in the name of DTC or its nominee, issued in exchange for beneficial interests in a Temporary Regulation S Global Note after the expiration of the Restricted Period.

“Permitted Co-investment” means any Investment by the Issuer or any of its Restricted Subsidiaries in, or any Guarantee by the Issuer or any of its Restricted Subsidiaries of the Indebtedness of, a Co-investment Vehicle or separate account or investment program managed, operated or sponsored by one or more Investment Subsidiaries; provided, however, that if, and only if such Investment or Guarantee (other than a Permitted Non-Recourse Carve-Out Guarantee), as applicable, is in an amount greater than the greater of (x) one hundred million dollars ($100,000,000) and (y) one and one half percent (1.5%) of Total Assets, then (i) such Investment shall not be greater than seventy five percent (75%) of the aggregate commitment (including both committed equity and Indebtedness) of such Co-investment Vehicle or separate account or investment program and (ii) such Guarantee (other than a Permitted Non-Recourse Carve-Out Guarantee) shall not be greater than seventy five percent (75%) of the aggregate committed Indebtedness of such Co-investment Vehicle or separate account or investment program; provided further, however, that the total amount of such Guarantees (other than Permitted Non-Recourse Carve-Out Guarantees) shall not exceed the greater of (x) one hundred million dollars ($100,000,000) and (y) one and one half percent (1.5%) of Total Assets in the aggregate at any time outstanding. For the avoidance of doubt, in determining committed equity and Indebtedness of a Co-investment Vehicle, or separate account or investment program managed, operated or sponsored by one or more Investment Subsidiaries, the committed equity and Indebtedness of such Co-investment Vehicle and its subsidiaries, taken as a whole, or such separate account or investment program, shall be counted.

“Permitted Escrow Investments” means U.S. Government Obligations and investments in money market funds denominated and payable in U.S. dollars that (1) mature (or are subject to redemption at the option of the holder) no later than the Business Day prior to the date such funds are required to be used and (2) comply with the risk limiting conditions of Rule 2a-7 (or any successor rule) of the Securities and Exchange Commission under the Investment Company Act of 1940, as amended.

“Permitted Holders” means (1) the Management Investors, (2) any Person both the Capital Stock and Voting Stock of which (or in the case of a trust, the beneficial interests of which) are majority owned by a Management Investor, (3) Fairfax or (4) any controlled Affiliate of Fairfax.

“Permitted Investment” means an Investment by the Issuer or any Restricted Subsidiary in:

(1) the Issuer, a Restricted Subsidiary or a Person that will, upon the making of such Investment, become a Restricted Subsidiary; provided, however, that (A) the primary business of such Restricted Subsidiary is a Related Business and (B) such Restricted Subsidiary is not restricted from making dividends or similar distributions by contract, operation of law or otherwise, other than restrictions on dividends or distributions permitted pursuant to Section 4.04;

(2) another Person if as a result of such Investment such other Person is merged or consolidated with or into, or transfers or conveys all or substantially all its assets to, the Issuer or a Restricted Subsidiary (including any Investments acquired as a result of such merger, consolidation, transfer or conveyance to the extent that such Investments were not made in contemplation of, and were in existence on the date of, such merger, consolidation, transfer or conveyance); provided, however, that such Person’s primary business is a Related Business;

(3) Investments made by the Parent, the Issuer or its Restricted Subsidiaries as a result of consideration received in connection with an Asset Disposition made in compliance with Section 4.05 or from any other disposition or transfer of assets not constituting an Asset Disposition;

(4) Investments represented by guarantees that are otherwise permitted by the Indenture;

(5) cash and Temporary Cash Investments;

(6) receivables owing to the Issuer or any Restricted Subsidiary if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms; provided, however, that such trade terms may include such concessionary trade terms as the Issuer or any such Restricted Subsidiary deems reasonable under the circumstances;

(7) payroll, travel, moving and similar advances to cover matters that are expected at the time of such advances ultimately to be treated as expenses for accounting purposes and that are made in the ordinary course of business;

(8) loans or advances to employees or independent contractors made in the ordinary course of business of the Issuer or such Restricted Subsidiary;

(9) stock, obligations or securities received in settlement of debts created in the ordinary course of business and owing to the Issuer or any Restricted Subsidiary or in satisfaction of judgments;

(10) any Person where such Investment was acquired by the Issuer or any of its Restricted Subsidiaries (a) in exchange for any other Investment or accounts receivable held by the Issuer or any such Restricted Subsidiary in connection with or as a result of a bankruptcy, workout, reorganization or recapitalization of the issuer of such other Investment or accounts receivable or (b) as a result of a foreclosure by the Issuer or any of its Restricted Subsidiaries with respect to any secured Investment or other transfer of title with respect to any secured Investment in default;

(11) Hedging Obligations entered into in the ordinary course of the Issuer’s or any Restricted Subsidiary’s business and not for the purpose of speculation;

(12) any Person to the extent such Investment exists on the Issue Date or replaces or refinances an Investment in such Person existing on the Issue Date in an amount not exceeding the amount of the Investment being replaced or refinanced; provided, however, that the new Investment is on terms and conditions no less favorable than the Investment being renewed or replaced;

(13) Investments in insurance on the life of any participant in any deferred compensation plan of the Issuer made in the ordinary course of business;

(14) Permitted Co-investments; Permitted Non-Recourse Carve-Out Guarantees; Permitted Real-Estate Related Asset Investments, Capital Stock of any Qualified REIT and Qualified Real Estate Securities;

(15) so long as no Default shall have occurred and be continuing (or result therefrom), any Person in an aggregate amount which, when added together with the amount of all the Investments made pursuant to this clause (15) which at such time have not been repaid through repayments of loans or advances or other transfers of assets, does not exceed the greater of (x) two hundred million dollars ($200,000,000) and (y) three percent (3.0%) of Total Assets, at any time outstanding (with the fair market value of each Investment being measured at the time made and without giving effect to subsequent changes in value); and

(16) marketable securities of a Related Business or marketable securities where the primary purpose of such Investment is to facilitate Related Business, provided that such marketable securities shall not, in the aggregate at any time, have a fair market (measured at the time made and without giving effect to subsequent changes in value) that exceeds the greater of (x) two hundred million dollars ($200,000,000) and (y) three percent (3.0%) of Total Assets.

“Permitted Liens” means, with respect to any Person:

(1) pledges or deposits by such Person under worker’s compensation laws, unemployment insurance laws or similar legislation, or good faith deposits in connection with bids, tenders, contracts, including deposits under agreements that provide that such deposit constitutes liquidated damages upon breach of such agreement (other than for the payment of Indebtedness) or leases to which such Person is a party, or deposits to secure public or statutory obligations of such Person or deposits of cash or United States government bonds to secure surety or appeal bonds to which such Person is a party, or deposits as security for contested taxes or import duties or for the payment of rent, in each case Incurred in the ordinary course of business;

(2) Liens imposed by law, such as carriers’, warehousemen’s, landlord’s, mechanics’, materialmen’s and repairmen’s Liens and other similar Liens, in each case for sums not yet due and payable or being contested in good faith by appropriate proceedings or other Liens arising out of judgments or awards against such Person with respect to which such Person shall then be proceeding with an appeal or other proceedings for review and Liens arising solely by virtue of any statutory or common law provision relating to banker’s Liens, rights of setoff or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution; provided, however, that (A) such deposit account is not a dedicated cash collateral account and is not subject to restrictions against access by the Issuer in excess of those set forth by regulations promulgated by the Federal Reserve Board and (B) such deposit account is not intended by the Issuer or any Restricted Subsidiary to provide collateral to the depository institution;

(3) Liens for taxes, fees, assessments or other governmental charges not yet subject to penalties for nonpayment or which are being contested in good faith by appropriate proceedings;

(4) Liens in favor of issuers of surety bonds or letters of credit issued pursuant to the request of and for the account of such Person in the ordinary course of its business; provided, however, that such letters of credit do not constitute Indebtedness;

(5) Liens to secure the performance of bids, trade contracts (other than for Indebtedness), leases (other than Capital Lease Obligations and Attributable Debt), statutory obligations, appeal bonds, performance bonds, mechanic’s lien release bonds and other obligations of a like nature, in each case in the ordinary course of business;

(6) survey exceptions, encumbrances, easements or reservations of, or rights of others for, licenses, rights-of-way, sewers, electric lines, telegraph and telephone lines and other similar purposes, or conditions, covenants and restrictions, deed restrictions, zoning or other restrictions as to the use of real property or Liens incidental to the conduct of the business of such Person or to the ownership of its properties which were not Incurred in connection with Indebtedness and which do not in the aggregate materially adversely affect the value of said properties or materially impair their use in the operation of the business of such Person;

(7) Liens securing Indebtedness (including Capital Lease Obligations and Attributable Debt) Incurred to finance the construction, purchase or lease of, or repairs, improvements or additions to, property (real or personal, tangible or intangible), plant or equipment of such Person or a direct or indirect Subsidiary of such Person or an Investment of such Person; provided, however, that the Lien may not extend to any other property (other than the relevant property, plant or equipment) owned by such Person or any of its Restricted Subsidiaries at the time the Lien is Incurred (other than assets and property affixed or appurtenant thereto), and the Indebtedness (other than any interest thereon) secured by the Lien may not be Incurred more than one hundred and eighty (180) days after the later of the acquisition, completion of construction, repair, improvement, addition or commencement of full operation of the property subject to the Lien;

(8) Liens arising out of judgments or awards in respect of which the Issuer or any Restricted Subsidiary shall in good faith be prosecuting an appeal or proceedings for review in respect of which there shall be secured a subsisting stay of execution pending such appeal or proceedings; provided that the aggregate amount of all such judgments or awards (and any cash and the fair market value of any property subject to such Liens) does not exceed the greater of (x) twenty five million dollars ($25,000,000) and (y) one percent (1.0%) of Total Assets at any time outstanding;

(9) Liens existing on the Issue Date (other than the Liens securing Indebtedness pursuant to any Credit Facility);

(10) Liens on property (real or personal, tangible or intangible) or shares of Capital Stock of another Person at the time such other Person becomes a Subsidiary of such Person;

provided, however, that the Liens may not extend to any other property owned by such Person or any of its Restricted Subsidiaries (other than assets and property affixed or appurtenant thereto);

(11) Liens on property at the time such Person or any of its Subsidiaries acquires such property, including any acquisition by means of a merger or consolidation with or into such Person or a Subsidiary of such Person; provided, however, that the Liens may not extend to any other property owned by such Person or any of its Restricted Subsidiaries (other than assets and property affixed or appurtenant thereto);

(12) Liens securing Indebtedness or other obligations of a Subsidiary of such Person owing to such Person or a Subsidiary of such Person;

(13) Liens securing Hedging Obligations so long as such Hedging Obligations relate to Indebtedness that is, and is permitted to be under the Indenture, secured by a Lien on the same properly securing such Hedging Obligations;

(14) (A) Liens securing Senior Indebtedness Incurred in compliance with Section 4.02 in an aggregate amount not to exceed the amount of Indebtedness Incurred under Section 4.02(B)(i) and then outstanding, and (B) Liens on Senior Indebtedness securing any Refinancing (or successive Refinancings) as a whole, or in part, of any Indebtedness secured by Liens permitted by this clause (14);

(15) Liens on specific items of inventory or other goods of such Person securing such Person’s obligations in respect of bankers’ acceptances issued or created for the account of such Person solely to facilitate the purchase, shipment or storage of such inventory or other goods;

(16) Liens arising solely by virtue of any statutory or common law provision relating to bankers’ liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution; provided, however, that (A) such deposit account is not a dedicated cash collateral account and is not subject to restrictions against access by the Issuer or any Subsidiary of the Issuer in excess of those set forth by regulations promulgated by the Board of Governors of the Federal Reserve System of the United States and (B) such deposit account is not intended by the Issuer or any Subsidiary to provide collateral to such depository institution;

(17) Liens securing Non-Recourse Indebtedness or guarantees (including Permitted Non-Recourse Carve-Out Guarantees) thereof (and Refinancings of any of the foregoing) on assets or Capital Stock of Restricted Subsidiaries formed solely for the purpose of, and which engage in no business other than, any Related Business;

(18) Liens encumbering the assets of or secured by Permitted Real-Estate Related Asset Investments or Co-investment Vehicles;

(19) Liens securing Indebtedness which, taken together with all other Indebtedness secured by Liens (excluding Liens permitted by clauses (1) through (18), inclusive, above or clause (20) below) at the time of determination, does not exceed the greater of (x) two hundred million dollars ($200,000,000) and (y) three percent (3.0%) of Total Assets; and

(20) Liens to secure any Refinancing (or successive Refinancings) as a whole, or in part, of any Indebtedness secured by any Lien referred to in the foregoing clause (7), (9), (10) or (11); provided, however, that:

(A) such new Lien shall be limited to all or part of the same property and assets that secured or, under the written agreements pursuant to which the original Lien arose, could secure the original Lien (plus improvements and accessions to, such properly or proceeds or distributions thereof); and

(B) the Indebtedness secured by such Lien at such time is not increased to any amount greater than the sum of (x) the outstanding principal amount or, if greater, committed amount of the Indebtedness described under clause (7), (9), (10) or (11) at the time the original Lien became a Permitted Lien and (y) an amount necessary to pay any fees and expenses, including premiums, related to such refinancing, refunding, extension, renewal or replacement.

“Permitted Non-Recourse Carve-Out Guarantees” means customary completion, budget or cost overrun guarantees, partial repayment or carry and interest guarantees, indemnities or other customary guarantees provided to lenders (including by means of separate indemnification agreements, carve-out guarantees or pledges of the equity interests in the borrower(s) or the parent of the borrower(s) under Non-Recourse Indebtedness by the direct parent of the borrower(s) (or the indirect parent of the borrower(s), provided that the pledgor’s only assets are direct or indirect equity interests of the borrower(s)) under such Non-Recourse Indebtedness in order to secure such Non-Recourse Indebtedness) provided in the ordinary course of business and consistent with past practice by the Issuer or a Restricted Subsidiary or Restricted Subsidiaries in financing transactions that are directly or indirectly secured by real property or other related assets (including Capital Stock) of a Restricted Subsidiary or Restricted Subsidiaries (including an Investment Subsidiary), Co-Investment Vehicle, joint venture, Unrestricted Subsidiary or a separate account or investment program managed, operated or sponsored by an Investment Subsidiary or Investment Subsidiaries and that may be full or partial recourse or non-recourse to the Restricted Subsidiary or Restricted Subsidiaries (including an Investment Subsidiary), Co-Investment Vehicle, joint venture, Unrestricted Subsidiary or separate account or investment program managed, operated or sponsored by an Investment Subsidiary, in each case that is the borrower or are the borrowers or co-borrowers (or the direct or indirect parent of the borrower(s) or co-borrowers) in such financing, but is non-recourse to Issuer or any other Restricted Subsidiary that is not a borrower or co-borrower, except for such customary completion, budget or cost overrun guarantees, partial repayment or carry and interest guarantees, indemnities or other customary guarantees (including by means of separate indemnification agreements or carve-out guarantees) and except for pledges of the equity interests in the borrower(s) or co-borrowers or the parent of the borrower(s) or co-borrowers under Non-Recourse Indebtedness by the direct parent of the borrower(s) or co-borrowers (or the indirect parent of the borrower(s) or co-borrowers provided that the pledgor’s only assets are direct or indirect equity interests of the borrower(s)) or co-borrowers under such Non-Recourse Indebtedness in order to secure such Non-Recourse Indebtedness.

“Permitted Real-Estate Related Asset Investment” means any Investment in secured notes, mortgages, deeds of trust, collateralized mortgage obligations, commercial mortgage-backed securities, other secured debt securities, secured debt derivatives or other secured debt instruments (including any (x) Investment in Indebtedness secured by real estate or equity interests in entities directly or indirectly owning real estate or related assets; and (y) participation interests in any of the aforementioned Investments), so long as such Investment relates directly or indirectly to real property that constitutes or is used as land, office, multifamily, residential, industrial, retail, hotel or mixed-use property or other commercial property types.

“Person” means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

“Physical Note” means any Rule 144A Physical Note or Regulation S Physical Note.

“Preferred Stock” as applied to the Capital Stock of any Person, means Capital Stock of any class or classes (however designated) of such Person that is preferred as to the payment of dividends or distributions, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such Person, over shares of Capital Stock of any other class of such Person.

The “principal” of a Note means the principal of the Note plus the premium, if any, payable on the Note which is due or overdue or is to become due at the relevant time.

“Private Placement Legend” means the applicable legend or legends set forth in Exhibit B.

“QIB” means a “qualified institutional buyer,” as that term is defined in Rule 144A.

“Qualified Real Estate Company” means any (1) Real Estate Company that is controlled, managed, operated or sponsored by the Issuer or any Restricted Subsidiary; (2) Real Estate Company into which the Parent, the Issuer, or its Restricted Subsidiaries contributes or has contributed direct or indirect interests in real estate and related assets in exchange for the Capital Stock of such Real Estate Company; and (3) Real Estate Company in which the Parent, the Issuer or its Restricted Subsidiaries acquires a majority equity interest in the Capital Stock of such Real Estate Company in exchange for Capital Stock of the Issuer or its Restricted Subsidiaries that is not Disqualified Stock.

“Qualified Real Estate Securities” means any securities issued by a Qualified Real Estate Company.

“Qualified REIT” means a domestic or foreign REIT or its operating partnership subsidiary into which the Parent, the Issuer or its Restricted Subsidiaries contribute direct or indirect interests in real estate and related assets in exchange for the Capital Stock of the REIT or its operating partnership subsidiary.

“Quotation Agent” means the Reference Treasury Dealer selected by the Issuer.

“Real Estate Company” means any corporation, limited liability company, limited partnership or other entity, including REITs, whether foreign or domestic, the primary object and purpose of which is the ownership, acquisition, disposition, management, development, promotion, sale, lease of, or investment in, real estate-related assets, including indebtedness secured by real estate-related assets.

“Reference Treasury Dealer” means each of (A) J.P. Morgan Securities LLC and BofA Securities, Inc.; and (B) a primary U.S. Government securities dealer in the United States selected by J.P. Morgan Securities LLC, and in each case the respective successors and assigns of the foregoing.

“Reference Treasury Dealer Quotations” means with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Issuer, of the bid and asked prices for the Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, quoted in writing to the Issuer by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day immediately preceding date that the applicable redemption notice is first mailed or, if the Notes are held in the form of one or more Global Securities, delivered electronically.

“Refinance” means, in respect of any Indebtedness, to refinance, extend, renew, refund, repay, prepay, redeem, defease or retire, or to issue other Indebtedness in exchange or replacement for, such indebtedness. “Refinanced” and “Refinancing” shall have correlative meanings.

“Refinancing Indebtedness” means Indebtedness that Refinances any Indebtedness of the Issuer or any Restricted Subsidiary existing on the Issue Date or Incurred in compliance with the Indenture, including Indebtedness that Refinances Refinancing Indebtedness; provided, however, that:

(1) such Refinancing Indebtedness has a Stated Maturity no earlier than the earlier of (x) the Stated Maturity of the Indebtedness being Refinanced; and (y) the ninety first (91st) day after the maturity date of the Notes;

(2) such Refinancing Indebtedness has an Average Life at the time such Refinancing Indebtedness is Incurred that is equal to or greater than the Average Life of the Indebtedness being Refinanced;

(3) such Refinancing Indebtedness has an aggregate principal amount (or if Incurred with original issue discount, an aggregate issue price) that is equal to or less than the aggregate principal amount (or if Incurred with original issue discount, the aggregate accreted value) then outstanding or committed (plus fees and expenses, including any premium and defeasance costs) under the Indebtedness being Refinanced; and

(4) if the Indebtedness being Refinanced is subordinated in right of payment to the Notes, such Refinancing Indebtedness is subordinated in right of payment to the Notes at least to the same extent as the Indebtedness being Refinanced;

provided further, however, that Refinancing Indebtedness shall not include (A) Indebtedness of a Restricted Subsidiary that Refinances Indebtedness of the Issuer or (B) Indebtedness of the Issuer or a Restricted Subsidiary that Refinances Indebtedness of an Unrestricted Subsidiary; and provided further, however, that to the extent any new Indebtedness to be applied to Refinance any Indebtedness of the Issuer or its Restricted Subsidiaries:

(A) is incurred in compliance with clauses (1), (2), (3) and (4) above and with Section 4.02;

(B) the net proceeds of which are deposited into an escrow account at a bank or trust company which is organized under the laws of the United States of America, any State thereof or any foreign country recognized by the United States of America, and which bank or trust company has capital, surplus and undivided profits aggregating in excess of fifty million dollars ($50,000,000) (or the foreign currency equivalent thereof) and has outstanding debt which is rated “A” (or such similar equivalent rating) or higher by at least one “nationally recognized statistical rating organization” (as defined in Section 3(a)(62) of the Exchange Act) to be held in escrow for a period of not more than ninety (90) days from the date of receipt of such net proceeds; and

(C) are to be held in such escrow account (together with any additional necessary funds) for the satisfaction and discharge, defeasance or other extinguishment of the Indebtedness to be Refinanced in connection with its Stated Maturity or in connection with an irrevocable notice of redemption, then such new Indebtedness shall be deemed to be “Refinancing Indebtedness” for the purposes of this definition, notwithstanding that such old Indebtedness remains outstanding pending release of such funds from escrow.

“Regulated Bank” means (x) a banking organization with a consolidated combined capital and surplus of at least $5.0 billion that is (i) a U.S. depository institution the deposits of which are insured by the Federal Deposit Insurance Corporation; (ii) a corporation organized under section 25A of the U.S. Federal Reserve Act of 1913; (iii) a branch, agency or commercial lending company of a foreign bank operating pursuant to approval by and under the supervision of the Board of Governors of the Federal Reserve System under 12 CFR part 211; (iv) a non-U.S. branch of a foreign bank managed and controlled by a U.S. branch referred to in clause (iii); or (v) any other U.S. or non-U.S. depository institution or any branch, agency or similar office thereof supervised by a bank regulatory authority in any jurisdiction or (y) any Affiliate of a Person set forth in clause (x) to the extent that (1) all of the Capital Stock of such Affiliate is directly or indirectly owned by either (I) such Person set forth in clause (x) or (II) a parent entity that also owns, directly or indirectly, all of the Capital Stock of such Person set forth in clause (x) and (2) such Affiliate is a securities broker or dealer registered with the SEC under Section 15 of the Exchange Act.

“Regulation S” means Regulation S under the Securities Act.

“Regulation S Global Note” means any Temporary Regulation S Global Note or Permanent Regulation S Global Note.

“Regulation S Certificate” means a certificate substantially in the form attached hereto as Exhibit D.

“Regulation S Note Exchange Date” means, with respect to any Regulation S Global Note, the date that is after the end of the Restricted Period on which the Issuer receives a Certificate of Beneficial Ownership with respect to the beneficial interest in such Regulation S Global Note to be exchanged for a Regulation S Physical Note.

“Regulation S Physical Note” means any Physical Note issued in exchange for or upon transfer of a beneficial interest in a Regulation S Global Note.

“Related Business” means any business in which the Issuer was engaged on the Issue Date and any business related, ancillary or complementary to any business of the Issuer in which the Issuer was engaged on the Issue Date.

“Release Request” shall have the meaning given such term in the Escrow Agreement.

“Replacement Assets” means (1) any property or other assets (other than Indebtedness and Capital Stock) used or useful in a Related Business, (2) substantially all the assets of a Related Business or a majority of the Voting Stock of any Person engaged in a Related Business that will become on the date of acquisition thereof a Restricted Subsidiary, (3) Capital Stock constituting a minority interest in any Person that at such time is a Restricted Subsidiary that is engaged in a Related Business, (4) any Permitted Co-investment, (5) Capital Stock of any Qualified REIT or (6) Capital Stock of any Qualified Real Estate Company.

“Resale Restriction Termination Date” means, with respect to any Note, the date that is one year (or such other period as may hereafter be provided under Rule 144 under the Securities Act or any successor provision thereto as permitting the resale by non-affiliates of Restricted Securities without restriction) after the later of the original issue date in respect of such Note and the last date on which the Issuer or any Affiliate of the Issuer was the owner of such Note.

“Restricted Payment” with respect to any Person means:

(1) the declaration or payment of any dividends or any other distributions of any sort in respect of its Capital Stock (including any payment in connection with any merger or consolidation involving such Person) or similar payment to the direct or indirect holders of its Capital Stock (other than dividends or distributions payable solely in its Capital Stock (other than Disqualified Stock) and dividends or distributions payable solely to the Issuer or a Restricted Subsidiary, and other than dividends or other distributions made by a Subsidiary that is not a Wholly Owned Subsidiary in accordance with its organizational documents to minority stockholders (or owners of an equivalent interest in the case of a Subsidiary that is an entity other than a corporation));

(2) the purchase, redemption or other acquisition or retirement for value of any Capital Stock of the Issuer held by any Person or of any Capital Stock of a Restricted Subsidiary held by any Affiliate of the Issuer (other than a Restricted Subsidiary), including in connection with the exercise of any option to exchange any such Capital Stock (in each case, other than into or for Capital Stock of the Parent or the Issuer that is not Disqualified Stock);

(3) the purchase, repurchase, redemption, defeasance or other acquisition or retirement for value, prior to scheduled maturity, scheduled repayment or scheduled sinking fund payment of any Subordinated Obligations of such Person, if such Person is the Issuer or a Subsidiary Guarantor (other than the purchase, repurchase or other acquisition of Subordinated Obligations purchased in anticipation of satisfying a sinking fund obligation, principal installment or final maturity, in each case due within one year of the date of such purchase, repurchase or other acquisition); or

(4) the making of any Investment (other than a Permitted Investment) in any Person.

“Restricted Period” means the 40-day distribution compliance period as defined in Regulation S.

“Restricted Security” has the meaning assigned to such term in Rule 144(a)(3) under the Securities Act; provided, however, that the Trustee shall be entitled to receive, at its request, and conclusively rely on an Opinion of Counsel with respect to whether any Note constitutes a Restricted Security.

“Restricted Subsidiary” means any Subsidiary of the Issuer that is not an Unrestricted Subsidiary.

“Rule 144A Global Note” means a permanent Global Note substantially in the form of Exhibit A bearing the applicable legends set forth in Exhibit B, deposited with the Trustee, as custodian for DTC, and registered in the name of DTC or its nominee, issued to a QIB in reliance on Rule 144A.

“Rule 144A Physical Note” means any Physical Note issued in exchange for or upon transfer of a beneficial interest in a Rule 144A Global Note.

“Rule 3-10-Eligible Subsidiary” means, as of any time, a subsidiary of the Rule 3-10 Reporting Entity as of such time, which subsidiary satisfies the ownership requirements set forth in Rule 3-10 of Regulation S-X under Exchange Act (as such rule is in effect as of such time) necessary to permit such subsidiary to omit filing, with the SEC, its financial statements in reliance upon such Rule 3-10 (as in effect as of such time).

“Rule 3-10 Reporting Entity” means, as of any time, the Parent or any subsidiary thereof that, as of such time, has, on file with the SEC, the financial and other disclosures necessary, pursuant to Rule 3-10 of Regulation S-X under Exchange Act (as such rule is in effect as of such time), to permit the Subsidiary Guarantors to omit filing, with the SEC, their respective financial statements in reliance upon such Rule 3-10 (as in effect as of such time).

“Rule 144A” means Rule 144A under the Securities Act.

“S&P” means S&P Global Ratings, or any successor rating agency.

“Sale/Leaseback Transaction” means an arrangement relating to property owned by the Issuer or a Restricted Subsidiary on the Issue Date or thereafter acquired by the Issuer or a Restricted Subsidiary whereby the Issuer or a Restricted Subsidiary transfers such property to a Person and the Issuer of a Restricted Subsidiary leases it from such Person.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Senior Indebtedness” means with respect to any Person:

(1) Indebtedness of such Person, whether outstanding on the Issue Date or thereafter Incurred; and

(2) accrued and unpaid interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to such Person whether or not post-filing interest is allowed in such proceeding) in respect of (A) indebtedness of such Person for money borrowed and (B) indebtedness evidenced by notes, debentures, bonds or other similar instruments for the payment of which such Person is responsible or liable, unless, in the case of clauses (1) and (2), in the instrument creating or evidencing the same or pursuant to which the same is outstanding, it is provided that such obligations are subordinate in right of payment to the Notes or the Guaranty of such Person, as the case may be; provided, however, that Senior Indebtedness shall not include:

(1) any obligation of such Person to any Subsidiary;

(2) any liability for federal, state, local or other taxes owed or owing by such Person;

(3) any accounts payable or other liability to trade creditors arising in the ordinary course of business (including guarantees thereof or instruments evidencing such liabilities);

(4) any Indebtedness of such Person (and any accrued and unpaid interest in respect thereof) which is subordinate or junior in any respect to any other Indebtedness or other obligation of such Person;

(5) any Capital Stock; or

(6) that portion of any Indebtedness which at the time of Incurrence is Incurred in violation of the Indenture; provided, however, that such Indebtedness shall be deemed not to have been Incurred in violation of the Indenture for purposes of this clause (6) if (x) the holders of such Indebtedness or their representative or the Issuer shall have furnished to the Trustee an opinion of recognized independent legal counsel, unqualified in all material respects, addressed to the Trustee (which legal counsel may, as to matters of fact, rely upon an Officer’s Certificate) to the effect that the Incurrence of such Indebtedness does not violate the provisions of the Indenture or (y) such Indebtedness consists of Bank Indebtedness, and the holders of such Indebtedness or their agent or representative (1) had no actual knowledge at the time of the Incurrence that the Incurrence of such Indebtedness violated the Indenture and (2) shall have received an Officer’s Certificate to the effect that the Incurrence of such Indebtedness does not violate the provisions of the Indenture.

For the avoidance of doubt, the Trustee shall be under no obligation or duty to determine whether the opinion referred to in clause (6) above is “unqualified in all material respects.”

“Series B Preferred Stock” means the Parent’s 4.75% Series B Cumulative Perpetual Preferred Stock.

“Series C Preferred Stock” means the Parent’s 6.00% Series C Cumulative Perpetual Preferred Stock.

“Significant Subsidiary” means any Restricted Subsidiary that would be a “Significant Subsidiary” of the Issuer within the meaning of Rule 1-02 under Regulation S-X promulgated by the SEC.

“Stated Maturity” means, with respect to any security, the date specified in such security as the fixed date on which the final payment of principal of such security is due and payable, including pursuant to any mandatory redemption provision (but excluding any provision providing for the repurchase of such security at the option of the holder thereof upon the happening of any contingency unless such contingency has occurred); provided, however, that, for purposes of interpreting the Indenture as it relates to the Notes, the term “Stated Maturity,” as used in the Base Indenture, shall have the meaning ascribed to it in the Base Indenture (and, for the avoidance of doubt, the term “Stated Maturity,” as used herein, shall have the meaning ascribed to it herein).

“Subordinated Obligation” means, with respect to a Person, any Indebtedness of such Person (whether outstanding on the Issue Date or thereafter Incurred) which is subordinate or junior in right of payment to the Notes or a Guaranty of such Person, as the case may be, pursuant to a written agreement to that effect.

“Subsidiary” means, with respect to any Person, any corporation, association, partnership or other business entity of which more than fifty percent (50%) of the total voting power of shares of Voting Stock is at the time owned or controlled, directly or indirectly, by:

(1) such Person;

(2) such Person and one or more Subsidiaries of such Person; or

(3) one or more Subsidiaries of such Person,

and the accounts of which would be consolidated with those of such Person in its consolidated financial statements in accordance with GAAP, if such statements were prepared as of such date.

“Subsidiary Guarantor” means each Subsidiary of the Issuer that executes a Supplemental Indenture as a Subsidiary Guarantor on the Effective Date and each other Subsidiary of the Issuer that thereafter guarantees the Notes pursuant to the terms of the Indenture.

“Subsidiary Guaranty” means a Guarantee by a Subsidiary Guarantor of the Issuer’s obligations with respect to the Notes.

“Temporary Cash Investments” means any of the following:

(1) any investment in direct obligations of the United States of America or any agency thereof or obligations guaranteed by the United States of America or any agency thereof;

(2) investments in time deposit accounts, bankers’ acceptances, certificates of deposit and money market deposits maturing within one year of the date of acquisition thereof issued by a bank or trust company which is organized under the laws of the United States of America, any State thereof or any foreign country recognized by the United States of America, and which bank or trust company has capital, surplus and undivided profits aggregating in excess of fifty million dollars ($50,000,000) (or the foreign currency equivalent thereof) and has outstanding debt which is rated “A” (or such similar equivalent rating) or higher by at least one nationally recognized statistical rating organization (as defined in Section 3(a)(62) of the Exchange Act) or any money-market fund sponsored by a registered broker-dealer or mutual fund distributor;

(3) repurchase obligations with a term of not more than thirty (30) days for underlying securities of the types described in clause (1) above and clauses (4) and (5) below entered into with a bank meeting the qualifications described in clause (2) above;

(4) investments in commercial paper, maturing not more than one year from the date of creation thereof, issued by a corporation (other than an Affiliate of the Issuer) organized and in existence under the laws of the United States of America or any foreign country recognized by the United States of America with a rating at the time as of which any investment therein is made of “P-1” (or higher) according to Moody’s or “A-1” (or higher) according to S&P; and

(5) investments in securities with maturities of one year or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States of America, or by any political subdivision or taxing authority thereof, and rated at least “A” by S&P or “A” by Moody’s.

“Temporary Regulation S Global Note” means a temporary Global Note substantially in the form of Exhibit A bearing the applicable legends set forth in Exhibit B, deposited with the Trustee, as custodian for DTC, and registered in the name of DTC or its nominee for the accounts of participants holding on behalf of Euroclear or Clearstream, issued to a Non-U.S. Person in an offshore transaction in reliance on Regulation S.

“Total Assets” means, as of any date of determination, the total consolidated assets of the Issuer and its Restricted Subsidiaries under GAAP, as of the end of the most recent completed fiscal quarter for which internal financial statements are available, calculated on a pro forma basis to give effect to any acquisition or disposition of assets, companies, divisions, lines of businesses or operations by the Issuer and its Restricted Subsidiaries subsequent to the end of such fiscal quarter and on or prior to the date of determination, plus depreciation and amortization.

“Trustee” means the party named as such in the preamble hereto until a successor replaces it pursuant to the applicable provisions of the Indenture and thereafter means the successor. The foregoing sentence shall likewise apply to any such successor or subsequent successor.

“U.S. Bankruptcy Code” means Title 11, U.S. Code or any similar Federal or State law for the relief of debtors.

“Unrestricted Subsidiary” means:

(1) any Subsidiary of the Issuer that at the time of determination shall be designated an Unrestricted Subsidiary by the Board of Directors or the Audit Committee or the Parent’s management (which designation, if not by the Board of Directors or the Audit Committee of the Board of Directors, will be evidenced in an Officer’s Certificate that is delivered to the Trustee) in the manner provided in Section 4.11; and

(2) any Subsidiary of an Unrestricted Subsidiary.

“U.S. Dollar Equivalent” means with respect to any monetary amount in a currency other than U.S. dollars, at any time for determination thereof, the amount of U.S. dollars obtained by converting such foreign currency involved in such computation into U.S. dollars at the spot rate for the purchase of U.S. dollars with the applicable foreign currency as published in The Wall Street Journal in the “Exchange Rates” column under the heading “Currency Trading” on the date two Business Days prior to such determination.

Except as provided in Section 4.02, whenever it is necessary to determine whether the Issuer has complied with any covenant in the Indenture or a Default has occurred and an amount is expressed in a currency other than U.S. dollars, such amount will be treated as the U.S. Dollar Equivalent determined as of the date such amount is initially determined in such currency.

“U.S. Government Obligations” means direct obligations (or certificates representing an ownership interest in such obligations) of the United States of America (including any agency or instrumentality thereof) for the payment of which the full faith and credit of the United States of America is pledged and which are not callable at the issuer’s option.

“Voting Stock” of a Person means all classes of Capital Stock or other interests (including partnership interests) of such Person then outstanding and normally entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof. For the avoidance of doubt, if the capital structure of such Person includes both (x) capital or similar interests; and (y) profit, “promote” or similar interests, then Voting Stock shall be deemed to refer only to such capital or similar interests and not to such profit, “promote” or similar interests.

“Wholly Owned Subsidiary” means a Restricted Subsidiary all the Capital Stock of which (other than directors’ qualifying shares) is owned by the Issuer or one or more Wholly Owned Subsidiaries.

1.02 OTHER DEFINITIONS.

Term	Defined in Section
“Accountant’s Certificate”	8.01(A)(ii)(b)
“Additional Notes”	2.10
“Affiliate Transaction”	4.06(A)
“bankruptcy default”	6.01(viii)
“Default Direction”	9.08(B)
“Event of Default”	6.01
“Excess Proceeds”	4.05(B)
“Fundamental Change Offer”	4.01(B)
“Global Notes”	2.05
“Initial Lien”	4.07
“Interest Payment Date”	2.06
“Net Short Holder Default Breach”	9.08(B)
“Net Short Holder Verification Covenant”	9.08(A)
“Physical Notes”	2.05
“Redemption Date”	3.01(D)
“Regular Record Date”	2.06
“Regulation S Note Exchange Date”	2.09(G)
“Successor Company”	5.01(A)
“Special Mandatory Redemption”	8.08(A)
“Special Mandatory Redemption Date”	8.08(B)
“Special Mandatory Redemption Event”	8.08(A)
“Special Mandatory Redemption Price”	8.08(A)
“Special Redemption Notice”	8.08(B)

1.03 INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT.

Whenever this Supplemental Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Supplemental Indenture. The following TIA terms used in this Supplemental Indenture have the following meanings:

“Commission” means the SEC.

“indenture securities” means the Notes.

“indenture security holder” means a Holder.

“indenture to be qualified” means the Indenture.

“indenture trustee” or “institutional trustee” means the Trustee.

“obligor” on the indenture securities means the Issuer, each Guarantor and any successor obligor upon the Notes.

All other terms used in this Supplemental Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule under the TIA and not otherwise defined herein are used herein as so defined.

1.04 RULES OF CONSTRUCTION.

Unless the context otherwise requires:

(i)	a term has the meaning assigned to it;

(ii)	an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

(iii)	“or” is not exclusive;

(iv)	“including” means “including without limitation”;

(v)	words in the singular include the plural, and in the plural include the singular;

(vi)	provisions apply to successive events and transactions;

(vii)	“herein,” “hereof” and other words of similar import refer to this Supplemental Indenture as a whole and not to any particular Article, Section or other subdivision of this Supplemental Indenture;

(viii)	references to currency shall mean Dollars; and

(ix)

references to agreements or instruments, or to statutes or regulations, are to such agreements or instruments, or statutes or regulations, as amended from time to time (or to successor statutes and regulations).

Except as stated otherwise herein, the provisions hereof shall apply in addition to the provisions set forth in the Base Indenture; provided, however, that to the extent any provision hereof conflicts or is inconsistent with any provision of the Base Indenture, the provisions hereof shall control to the extent of such conflict or inconsistency.

1.05 LIMITED CONDITION TRANSACTION.

In connection with any action being taken in connection with a Limited Condition Transaction, for purposes of determining compliance with any provision of this Indenture, including any provision which requires that no Default, Event of Default or specified Default or Event of Default, as applicable, has occurred, is continuing or would result from any such action, as applicable, such condition shall, at the option of the Issuer, be deemed satisfied, so long as no Default, Event of Default or specified Default or Event of Default, as applicable, exists on the date (x) a definitive agreement for such Limited Condition Transaction is entered into, (y) in connection with an acquisition to which the United Kingdom City Code on Takeovers and Mergers (or any equivalent thereof under the laws, rules or regulations in any other applicable jurisdiction) applies, on which a “Rule 2.7 announcement” of a firm intention to make an offer in respect of a target of a Limited Condition Transaction is made (or the equivalent notice under such equivalent laws, rules or regulations in such other applicable jurisdiction) or (z) notice of redemption, repurchase, defeasance, satisfaction and discharge or repayment of Indebtedness, Disqualified Stock or Preferred Stock is given. For the avoidance of doubt, if the Issuer has exercised its option under the first sentence of this Section 1.05, and any Default, Event of Default or specified Default or Event of Default, as applicable, occurs following the date (x) a definitive agreement for the applicable Limited Condition Transaction was entered into, (y) in connection with an acquisition to which the United Kingdom City Code on Takeovers and Mergers (or any equivalent thereof under the laws, rules or regulations in any other applicable jurisdiction) applies, on which a “Rule 2.7 announcement” of a firm intention to make an offer in respect of a target of a Limited Condition Transaction is made (or the equivalent notice under such equivalent laws, rules or regulations in such other applicable jurisdiction) or (z) notice of redemption, repurchase, defeasance, satisfaction and discharge or repayment of Indebtedness, Disqualified Stock or Preferred Stock is given and prior to the consummation of such Limited Condition Transaction, any such Default, Event of Default or specified Default or Event of Default, as applicable, shall be deemed to not have occurred or be continuing for purposes of determining whether any action being taken in connection with such Limited Condition Transaction is permitted hereunder.

In connection with any action being taken in connection with a Limited Condition Transaction, for purposes of:

(i)	determining compliance with any provision of this Indenture which requires the calculation of the Maximum Balance Sheet Leverage Ratio or any other financial measure;

(ii)	testing baskets set forth in this Indenture (including baskets based on Total Assets (or a percentage thereof)); or

(iii)

any other determination as to whether any such Limited Condition Transaction and any related transactions (including any financing thereof) complies with the covenants or agreements contained in this Indenture;

in each case, at the option of the Issuer (the Issuer’s election to exercise such option in connection with any Limited Condition Transaction, an “LCT Election”), the date of determination of whether any such action is permitted hereunder, shall be deemed to be the date (x) a definitive agreement for such Limited Condition Transaction is entered into, (y) in connection with an acquisition to which the United Kingdom City Code on Takeovers and Mergers (or any equivalent thereof under the laws, rules or regulations in any other applicable jurisdiction) applies, on which a “Rule 2.7 announcement” of a firm intention to make an offer in respect of a target of a Limited Condition Transaction is made (or the equivalent notice under such equivalent laws, rules or regulations in such other applicable jurisdiction) or (z) notice of redemption, repurchase, defeasance, satisfaction and discharge or repayment of Indebtedness, Disqualified Stock or Preferred Stock is given, as applicable (the “LCT Test Date”), and if, after giving pro forma effect to the Limited Condition Transaction and the other transactions to be entered into in connection therewith (including any Incurrence or Discharge of Indebtedness and Liens and the use of proceeds thereof) as if they had occurred at the beginning of the most recent four consecutive fiscal quarters of the Issuer ending prior to the LCT Test Date for which consolidated financial statements of the Issuer (or any entity whose financial statements satisfy the Issuer’s reporting obligations under Section 4.10) are available, the Issuer could have taken such action on the relevant LCT Test Date in compliance with such ratio, basket or amount, such ratio, basket or amount shall be deemed to have been complied with; provided that (1) if financial statements for one or more subsequent fiscal quarters or fiscal years shall have been delivered pursuant to the Issuer’s reporting obligations under Section 4.04, the Issuer may elect, in its sole discretion, to re-determine all such ratios, baskets or amounts on the basis of such financial statements, in which case, such date of redetermination shall thereafter be deemed to be the applicable LCT Test Date for purposes of such ratios, baskets or amounts and (2) except as contemplated in the foregoing clause (1), compliance with such ratios, baskets or amounts (and any related requirements and conditions) shall not be determined or tested at any time after the applicable LCT Test Date for such Limited Condition Transaction and any actions or transactions related thereto (including any Incurrence or Discharge of Indebtedness and Liens and the use of proceeds thereof). For purposes of determining compliance with any ratio, basket or amount on the applicable LCT Test Date, Consolidated Interest Expense for purposes of the Consolidated Coverage Ratio will be calculated using an assumed interest rate based on the indicative interest margin contained in any financing commitment documentation with respect to such Indebtedness or, if no such indicative interest margin exists, as determined by the Issuer in good faith, which determination shall be conclusive. For the avoidance of doubt, if the Issuer has made an LCT Election and any of the ratios, baskets or amounts for which compliance was determined or tested as of the LCT Test Date are exceeded as a result of fluctuations in any such ratio, basket or amount, including due to fluctuations in exchange rates or in Total Assets of the Issuer or the Person subject to such Limited Condition Transaction or any applicable currency exchange rate, at or prior to the consummation of the relevant transaction or action, such ratios, baskets or amounts will not be deemed to have been exceeded as a result of such fluctuations. If the Issuer has made an LCT Election for any Limited Condition Transaction, then in connection with any subsequent calculation of any ratio, basket or amount with respect to the Incurrence or Discharge of Indebtedness or Liens, or the making of Restricted Payments, Asset Dispositions (or any disposition specifically excluded from the definition of “Asset Disposition”), mergers, amalgamations, the conveyance, lease or other transfer of all or substantially all of the assets of the Issuer or the designation of an Unrestricted Subsidiary on or following the relevant LCT Test Date and prior to the earlier of the date on which (1) such Limited Condition Transaction is consummated, (2) the definitive agreement for, or firm offer in respect of, such Limited Condition Transaction (if an acquisition or investment) is terminated or expires without consummation of such Limited Condition Transaction or (3) such notice of redemption, repurchase, defeasance, satisfaction and discharge or repayment of Indebtedness, Disqualified Stock or Preferred Stock is revoked or expires without consummation, any such ratio, basket or amount shall be calculated on a pro forma basis assuming such Limited Condition Transaction and other transactions in connection therewith (including any Incurrence or Discharge of Indebtedness and Liens and the use of proceeds thereof) have been consummated. For the avoidance of doubt, the Trustee shall be under no obligation or duty to determine whether a Limited Condition Transaction has been consummated or whether the Issuer is in compliance with this Section 1.05.

II. THE SECURITIES

2.01 EXECUTION AND AUTHENTICATION OF NOTES.

The Trustee shall authenticate Notes for original issue in the aggregate principal amount of one billion one hundred million dollars ($1,100,000,000). The Notes issued pursuant to this Section 2.01 shall be issued at a price equal to 100.000% of their principal amount, except that Additional Notes issued pursuant to this Section 2.01 may be issued at different prices.

Additional Notes may be executed, issued and authenticated pursuant to this Section 2.01 upon satisfaction of the requirements therefor provided in Section 2.10.

2.02 REGISTRAR, PAYING AGENT AND AUTHENTICATING AGENT.

The Issuer hereby appoints the Trustee as the initial Registrar and Paying Agent for the Notes.

For purposes of the Notes, the final sentence of the first paragraph of Section 2.4 of the Base Indenture shall be deemed to be amended to read as follows: “If at any time the Company shall fail to maintain any such required Registrar, Paying Agent or Notice Agent or shall fail to furnish the Trustee with the name and address thereof, then such (x) such presentations and surrenders may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations and surrenders, and (y) such notices and demands may be delivered to the corporate headquarters of the Issuer.”

Notwithstanding anything to the contrary in the Base Indenture, for purposes of the Notes, (x) an authenticating agent appointed in the manner provided in the Base Indenture may authenticate the Notes in lieu of the Trustee; and (y) any authentication may be made by manual signature.

2.03 PAYMENT; CURRENCY.

Payments in respect of each Note represented by Global Note shall be made by wire transfer of immediately available funds to the accounts specified by the Depositary of such Note. Payments in respect of each Note not represented by a Global Note shall be made by wire transfer of immediately available funds to the account theretofore specified by the Holder of such Note or, if no such account is so specified, by mailing a check to such Holder’s registered address.

All cash payments due with respect to the Notes shall be made in Dollars.

An installment of principal or interest will be considered paid on the date due if the Trustee (or Paying Agent, other than the Issuer or any Affiliate of the Issuer) holds on that date money designated for and sufficient to pay such installment. If the Issuer or any Affiliate of the Issuer acts as Paying Agent, an installment of principal or interest will be considered paid on the due date only if paid to the Holders.

The Issuer agrees to pay interest on overdue principal, and overdue installments of interest at the rate per annum specified in the Notes.

2.04 SECURITY.

Prior to the Final Escrow Release Date, the Notes will be secured by a first priority security interest in the Escrow Account and the Escrowed Property. From and after the Final Escrow Release Date, the Notes shall be unsecured.

2.05 FORM AND DATING; DEPOSITARY.

The Notes and the Trustee’s certificate of authentication shall be substantially in the form set forth in Exhibit A. The Notes may have notations, legends or endorsements required by law, stock exchange rule or usage. Each Note shall be dated the date of its authentication.

The Notes issued pursuant to Section 2.01, and any Additional Notes issued in a transaction not registered under the Securities Act, shall be issued initially (i) in the case of Notes offered and sold to QIBs in reliance on Rule 144A, in the form of one or more Rule 144A Global Notes and (ii) in the case of Notes offered and sold to Non-U.S. Persons in offshore transactions in reliance on Regulation S, in the form of one or more Temporary Regulation S Global Notes. Each Rule 144A Global Note and each Temporary Regulation S Global Note shall be substantially in the form set forth in Exhibit A hereto, deposited with the Trustee, as custodian for DTC (who shall be the initial Depository for the Notes), duly executed by the Issuer and authenticated by the Trustee and bearing the applicable legends set forth in Exhibit B hereto.

Following the expiration of the Restricted Period, beneficial interests in a Temporary Regulation S Global Note shall be exchangeable for beneficial interests in one or more Permanent Regulation S Global Notes as provided in Section 2.09. Each Permanent Regulation S Global Note shall be substantially in the form set forth in Exhibit A hereto, deposited with the Trustee, as custodian for DTC, duly executed by the Issuer and authenticated by the Trustee and bearing the applicable legends set forth in Exhibit B hereto. Simultaneously with the authentication of a Permanent Regulation S Global Note, the Trustee shall cancel the related Temporary Regulation S Global Note.

Subject to Section 2.09, beneficial interests in a Rule 144A Global Note may be exchanged for Rule 144A Physical Notes and beneficial interests in a Regulation S Global Note, may be exchanged for Regulation S Physical Notes, on or after the applicable Regulation S Note Exchange Date. The Rule 144A Global Notes and the Regulation S Global Notes are sometimes collectively referred to herein as the “Global Notes,” and the Rule 144A Physical Notes and the Regulation S Physical Notes are sometimes collectively referred to herein as the “Physical Notes.”

The Notes shall be denominated in Dollars. The Notes shall be issuable only in registered form without interest coupons and only in minimum denominations of $2,000 in principal amount and in principal amount denominations of any integral multiple of $1,000 in excess thereof.

2.06 INTEREST PAYMENT AND RECORD DATES.

Interest on the Notes shall accrue at the rate of seven percent (7.000%) per annum and will be payable semi-annually in arrears on June 1 and December 1 of each year, commencing (in the case of Notes issued pursuant to Section 2.01) on December 1, 2026 (each, an “Interest Payment Date”). Such interest shall be payable to Holders of the Notes at the close of business on the May 15 and November 15 (each, a “Regular Record Date”), as applicable, immediately preceding the date the installment of such interest is due. Interest shall accrue on the Notes from the date of original issuance or, if interest has already been paid, from the date such interest was most recently paid. Interest shall be computed on the basis of a three hundred and sixty (360) day year comprised of twelve (12) thirty (30) day months.

2.07 MATURITY DATE.

The Stated Maturity of the principal amount of the Notes shall be June 1, 2031, subject to earlier redemption or repurchase as provided in the Indenture.

2.08 RANKING.

Prior to the Final Escrow Release Date, the Notes will be secured by a first priority security interest in the Escrow Account and the Escrowed Property. From and after the Final Escrow Release Date, the indebtedness of the Issuer arising under or in connection with the Notes and, with respect to the Notes, the Indenture, constitutes and will constitute a senior unsecured obligation of the Issuer, ranking equally with other existing and future senior unsecured indebtedness of the Issuer and ranking senior to any existing or future subordinated indebtedness of the Issuer.

2.09 EXCHANGE FOR SECURITIES OTHER THAN GLOBAL SECURITIES.

(A) Notwithstanding anything to the contrary in Section 2.14 of the Base Indenture, a Global Note representing any Note shall not be exchangeable for any Note not represented by a Global Note unless (1) the Depositary (a) notifies the Issuer that it is unwilling or unable to continue as depositary for the Global Notes and the Depositary fails to appoint a successor depositary; or (b) has ceased to be a clearing agency registered under the Exchange Act; (2) the Issuer, at its option, notifies the Trustee in writing that it elects to cause the issuance of Notes in certificated form; or (3) there has occurred and is continuing a Default with respect to the Notes and the Trustee has received a request from the Depositary to issue Notes in certificated form.

(B) In connection with any transfer or exchange of a portion of the beneficial interest in any Global Note to beneficial owners for Physical Notes pursuant to Section 2.09(A), the Registrar shall reflect on its books and records a decrease in the principal amount of such Global Note in an amount equal to the beneficial interest in the Global Note being transferred, and the Issuer shall execute, and the Trustee, upon receipt of a Company Order from the Issuer, shall authenticate and deliver, one or more Physical Notes of like tenor and principal amount of authorized denominations.

(C) In connection with a transfer of an entire Global Note to beneficial owners for Physical Notes pursuant to Section 2.09(A), such Global Note shall be deemed to be surrendered to the Trustee for cancellation, and the Issuer shall execute, and the Trustee, upon receipt of a Company Order from the Issuer, shall authenticate and deliver, to each beneficial owner identified by the Depositary, in exchange for its beneficial interest in such Global Note, an equal aggregate principal amount of Rule 144A Physical Notes or Regulation S Physical Notes, as the case may be, of authorized denominations.

(D) The transfer and exchange of a Global Note or beneficial interests therein shall be effected through the Depositary in accordance with the procedures of the Depositary and the provisions of this Section 2.09. Any beneficial interest in one type of Global Note that is transferred to a Person who takes delivery in the form of an interest in another type of Global Note shall, upon transfer, cease to be an interest in the transferor Global Note and become an interest in the transferee Global Note and thereafter shall be subject to all transfer restrictions, if any, and other procedures applicable to beneficial interests in the transferee Global Note. A transferor of a beneficial interest in a Global Note shall deliver to the Registrar written instructions given in accordance with the procedures of the Depositary containing information regarding the participant account to be credited with a beneficial interest in the relevant Global Note. Subject to this Section 2.09, the Registrar shall, in accordance with such instructions, instruct the Depositary to credit to the account of the Person specified in such instructions a beneficial interest in such Global Note and to debit the account of the Person making the transfer the beneficial interest in the Global Note being transferred.

(E) Transfers to Non-U.S. Persons. The Registrar shall register any transfer of a Rule 144A Global Note or a beneficial interest therein to a Non-U.S. Person if such transfer complies with all other applicable requirements of the Indenture and (1) if such transfer is after the applicable Resale Restriction Termination Date, or the proposed transferor has delivered to the Registrar, the Issuer and the Trustee a Regulation S Certificate and, if requested by the Issuer, an Opinion of Counsel and such other certifications or information reasonably satisfactory to the Issuer; and (2) if the proposed transferor is or is acting through a participant in the Depositary, upon receipt by the Registrar of written instructions given in accordance with the procedures of the Depositary, whereupon (x) the Registrar shall reflect on its books and records a decrease in the principal amount of the transferor Global Note in an amount equal to the principal amount of the beneficial interest being transferred and (y) if the proposed transferee is or is acting through a participant holding on behalf of Euroclear or Clearstream, the Registrar shall reflect on its books and records an increase in the principal amount of the applicable Regulation S Global Note in an amount equal to the principal amount of the beneficial interest being so transferred or, otherwise, the Issuer shall execute and the Trustee, upon receipt of a Company Order from the Issuer, shall authenticate and deliver one or more Regulation S Physical Notes of like tenor and amount.

(F) Transfers to QIBs. The Registrar shall register any transfer of a Rule 144A Global Note or any beneficial interest therein to a QIB (excluding transfers to Non-U.S. Persons) if such transfer complies with all other applicable requirements of the Indenture and (1) if such transfer is being made in reliance on Rule 144A, the proposed transferor and proposed transferee have delivered to the Registrar, the Issuer and the Trustee such certifications as they may reasonably require to evidence that the transferee is purchasing such Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB within the meaning of Rule 144A; provided that no such written certification shall be required in connection with a transfer of a beneficial interest in a Rule 144A Global Note to a transferee taking delivery in the form of a beneficial interest in the same Rule 144A Global Note in accordance with the procedures of the Depositary; and (2) if the proposed transferee is or is acting through a participant in the Depositary and the Note to be transferred consists of a Physical Note that after transfer is to be evidenced by an interest in a Global Note, or consists of a beneficial interest in a Global Note that after transfer is to be evidenced by an interest in a different Global Note, upon receipt by the Registrar of written instructions given in accordance with the procedures of the Depositary, whereupon the Registrar shall reflect on its books and records an increase in the principal amount of the transferee Global Note in an amount equal to the principal amount of the Physical Note or beneficial interest so transferred, and the Trustee shall cancel the Physical Note so transferred or reflect on its books and records a decrease in the principal amount of the transferor Global Note, as the case may be.

(G) Regulation S Note Exchange Date. A beneficial owner of an interest in a Temporary Regulation S Global Note (and, in the case of any Additional Notes for which no Temporary Regulation S Global Note is issued, any Regulation S Global Note), shall not be permitted to exchange such interest for a Physical Note or (in the case of a Temporary Regulation S Global Note) an interest in a Permanent Regulation S Global Note until the Regulation S Note Exchange Date and until the Issuer receives a Certificate of Beneficial Ownership with respect thereto.

(H) No Physical Note shall be exchanged for a beneficial interest in any Global Note, except in accordance with this Section 2.09.

(I) Any Physical Note delivered in exchange for an interest in a Global Note pursuant to this Section 2.09 shall, unless such exchange is made on or after the applicable Resale Restriction Termination Date and except as otherwise provided in this Section 2.09, bear the Private Placement Legend.

(J) Through the Restricted Period, beneficial interests in a Regulation S Global Note may be held only through participants in DTC acting on behalf of Euroclear or Clearstream.

(K) Upon the transfer, exchange or replacement of Notes bearing the Private Placement Legend, the Registrar shall deliver only Notes that bear the Private Placement Legend unless (1) the requested transfer is after the applicable Resale Restriction Termination Date; (2) there is delivered to the Registrar an Opinion of Counsel, reasonably satisfactory to the Issuer, to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act; (3) with respect to a Regulation S Global Note (on or after the applicable Regulation S Note Exchange Date) or a Regulation S Physical Note, the Issuer agrees that such legend may be removed; or (4) such Notes are sold or exchanged pursuant to an effective registration statement under the Securities Act. Notes not required to bear the Private Placement Legend in accordance with this Section 2.09(K) need not bear the Private Placement Legend.

(L) By its acceptance of any Note bearing the Private Placement Legend, each Holder of such a Note acknowledges the restrictions on transfer of such Note set forth in this Indenture and in the Private Placement Legend and agrees that it will transfer such Note only as provided in this Indenture. The Registrar shall retain copies of all letters, notices and other written communications received pursuant to this Section 2.09 (including all Notes received for transfer pursuant to this Section 2.09). The Issuer shall have the right to require the Registrar to deliver to the Issuer, at the Issuer’s expense, copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the

Registrar. In connection with any transfer of any Note, the Trustee, the Registrar and the Issuer shall be entitled to receive, shall be under no duty to inquire into, may conclusively presume the correctness of, and shall be fully protected in relying upon the certificates, opinions and other information referred to herein (or in the forms provided herein, attached hereto or to the Notes, or otherwise) received from any Holder and any transferee of any Note regarding the validity, legality and due authorization of any such transfer, the eligibility of the transferee to receive such Note and any other facts and circumstances related to such transfer. Furthermore, the Trustee and the Registrar shall have no liability or responsibility to monitor any such transfer for compliance with the provisions hereunder and/or governing securities laws or otherwise.

2.10 ADDITIONAL NOTES.

The Issuer may, without the consent of the Holders (but, for the avoidance of doubt, subject to (i) Section 4.02 and (ii) receipt by the Trustee of an Officer’s Certificate and Opinion of Counsel as contemplated by Section 10.4 of the Base Indenture), issue additional Notes (the “Additional Notes”) from time to time under the Indenture with the same terms and conditions (except for any difference in the issue price therefor and interest accrued prior to the date of issuance thereof) as the Notes initially issued hereunder in an unlimited aggregate principal amount, which will form the same Series with the Notes initially issued hereunder; provided, however, that if such Additional Notes are not fungible with the Notes for U.S. federal income tax purposes, then such Additional Notes will have a separate CUSIP number. The Notes issued pursuant to Section 2.01 and all Additional Notes, if any, shall rank equally and ratably and shall be treated as a single Series of Securities for all purposes under the Indenture (including, without limitation, waivers of, amendments to, redemptions of, and offers to purchase, the Notes). For the avoidance of doubt, Holders of the Notes offered hereby and any Additional Notes subsequently issued under the Indenture shall vote as one class under the Indenture. Unless the context otherwise requires, for all purposes of the Indenture, references to the Notes shall include any Additional Notes actually issued.

2.11 AMENDMENTS TO THE BASE INDENTURE.

Notwithstanding anything to the contrary in the Base Indenture, for purposes of the Notes:

(A) Section 2.13 of the Base Indenture shall be amended to read as follows: “Interest not paid when due and any interest on principal or interest not paid when due will be paid to the Persons that are Holders of record on a special record date, which will be the fifteenth (15th) day preceding the date fixed by the Issuer for the payment of such interest, whether or not such day is a Business Day. At least fifteen (15) days before a special record date, the Issuer will deliver to the Trustee and mail to each Holder of Notes a notice that states the special record date, the payment date and the amount of interest to be paid.”; and

(B) the phrase “to the effect” in Section 2.14.2 of the Base Indenture shall be deemed to be replaced with the word “stating.”

III. REDEMPTION

Article III of the Base Indenture shall apply to the Notes. Except as provided in this Article III and in Article III of the Base Indenture, the Issuer is not entitled to redeem the Notes at the Issuer’s option. The Issuer is not required to make any sinking fund payments with respect to the Notes, and Article XI of the Base Indenture shall not apply to the Notes. For the avoidance of doubt, nothing in the Indenture shall be deemed to prohibit the Issuer or the Guarantors from purchasing Notes, from time to time, in open market or negotiated purchases.

3.01 OPTIONAL REDEMPTION.

(A) On and after June 1, 2028, the Issuer may, at the Issuer’s option, redeem all or a portion of the Notes at the redemption prices (expressed in percentages of principal amount on the redemption date), plus accrued and unpaid interest, if any, to, but excluding, the Redemption Date (subject to the right of Holders of record on the Regular Record Date to receive interest due on the related Interest Payment Date), if redeemed during the twelve (12) month period commencing on June 1 of the years set forth below:

Period	Redemption Price
2028	103.500%
2029	101.750%
2030 and thereafter	100.000%

(B) At any time before June 1, 2028, the Issuer may, at its option on one or more occasions, redeem Notes (which includes Additional Notes, if any) in an aggregate principal amount not to exceed forty percent (40%) of the aggregate principal amount of the Notes (which includes Additional Notes, if any) originally issued at a redemption price (expressed as a percentage of principal amount) of 107.000%, plus accrued and unpaid interest, if any, to, but excluding, the Redemption Date (subject to the right of Holders of record on the Regular Record Date to receive interest due on the related Interest Payment Date), with an amount not to exceed the net cash proceeds from one or more Equity Offerings (provided that if the Equity Offering is an offering by the Parent, a portion of the Net Cash Proceeds thereof equal to the amount required to redeem any such Notes is contributed to the equity capital of the Issuer), provided that:

(i)

at least sixty percent (60%) of such aggregate principal amount of Notes (which includes Additional Notes, if any) remains outstanding immediately after the occurrence of each such redemption (other than Notes held, directly or indirectly, by the Issuer or its Affiliates); and

(ii)	each such redemption occurs within ninety (90) days after the date of the related Equity Offering.

Notice of any redemption upon any Equity Offering may be given prior to the completion thereof, and any such redemption or notice, may, at the Issuer’s discretion, be subject to the completion of the related Equity Offering.

(C) Prior to June 1, 2028, the Issuer may, at the Issuer’s option, redeem all or a portion of the Notes at a redemption price equal to one hundred percent (100%) of the principal amount of the Notes to be redeemed plus the Applicable Premium as of, and accrued and unpaid interest, if any, to, the Redemption Date (subject to the right of Holders on the Regular Record Date to receive interest due on the relevant Interest Payment Date).

(D) Notes called for redemption become due on the date fixed for redemption (the “Redemption Date”). On and after the Redemption Date of a Note, interest shall cease to accrue thereon.

3.02 NOTICE OF REDEMPTION.

For purposes of the Notes, the first (1st) sentence of Section 3.3 of the Base Indenture is deemed to be amended to read as follows: “Notice of redemption must be delivered electronically if the Notes are held in the form of one or more Global Securities or mailed by first-class mail to each Holder’s registered address, in each case not less than 30 nor more than 60 days prior to the Redemption Date.”

3.03 CONDITIONAL REDEMPTIONS.

Notwithstanding anything to the contrary in Section 3.02 of this Supplemental Indenture or in Section 3.3 or 3.4 of the Base Indenture: (A) notice of any redemption of Notes upon any corporate transaction or other event (including any Equity Offering, incurrence of indebtedness, Change of Control or other transaction) may be given prior to the completion of such transaction or event; (B) any redemption of Notes or notice thereof may, at the Issuer’s discretion, be subject to one or more conditions precedent, including, but not limited to, completion of a corporate transaction or other event; (C) if any redemption of Notes is so subject to the satisfaction of one or more conditions precedent, the notice thereof shall describe each such condition and, if applicable, shall state that, in the Issuer’s discretion, the Redemption Date may be delayed until such time as any or all such conditions shall be satisfied (or waived by the Issuer in its sole discretion), and/or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied (or waived by the Issuer in its sole discretion) by the Redemption Date, or by the Redemption Date as so delayed, and/or that such notice may be rescinded at any time by the Issuer if the Issuer determines in its sole discretion that any or all of such conditions will not be satisfied (or waived); and (D) the Issuer may provide in such notice that payment of the redemption price and performance of the Issuer’s obligations with respect to such redemption may be performed by another Person.

3.04 SECURITIES REDEEMED IN PART.

Notwithstanding anything to the contrary in Section 3.2 of the Base Indenture, if the Issuer redeems less than all the Notes at any time, then the Trustee shall select Notes to be so redeemed on a pro rata basis, by lot or by such other method in accordance with the procedures of the Depositary. If any Note is to be redeemed in part only, then the notice of redemption for such Note, as specified in Section 3.3 of the Base Indenture, shall state the portion of the principal amount thereof to be redeemed. Any Note to be redeemed and that has a principal amount of $2,000 or less shall be so redeemed in whole and not in part.

IV. COVENANTS

4.01 FUNDAMENTAL CHANGE OFFER.

(A) Upon the occurrence of a Fundamental Change, each Noteholder shall have the right to require that the Issuer purchase such Noteholder’s Notes at a purchase price in cash equal to one hundred and one percent (101%) of the principal amount thereof on the date of purchase plus accrued and unpaid interest, if any, to the date of purchase (subject to the right of Holders of record on the Regular Record Date to receive interest due on the relevant Interest Payment Date).

(B) Within thirty (30) days following any Fundamental Change, unless the Issuer has exercised its option to redeem all the Notes pursuant to Article III hereof and Article III of the Base Indenture, the Issuer shall mail (or, if the Notes are held in the form of one or more Global Securities, deliver electronically) a notice to each Noteholder with a copy to the Trustee (the “Fundamental Change Offer”) stating:

(i)

that a Fundamental Change has occurred and that such Noteholder has the right to require the Issuer to purchase such Noteholder’s Notes at a purchase price in cash equal to one hundred and one percent (101%) of the principal amount thereof on the date of purchase, plus accrued and unpaid interest, if any, to the date of purchase (subject to the right of Noteholders of record on the Regular Record Date to receive interest on the relevant Interest Payment Date);

(ii)	the circumstances and relevant facts regarding such Fundamental Change, at a minimum to include:

(a) a description of material developments in the Issuer’s business subsequent to the date of the latest of the financial statements (including a description of the events requiring the Issuer to make the Fundamental Change Offer), and

(b) if applicable, appropriate pro forma financial information (including pro forma historical income, cash flow and capitalization, in each case after giving effect to such Fundamental Change) and the events requiring the Issuer to make the Fundamental Change Offer;

(iii)	the purchase date (which shall be no earlier than thirty (30) days nor later than sixty (60) days from the date such notice is mailed or electronically delivered);

(iv)	the instructions, as determined by the Issuer, consistent with this Section 4.01, that a Noteholder must follow in order to have its Notes purchased;

(v)

that a Holder may tender all or any portion of its Notes, subject to the requirement that any portion of a Note tendered must be in a minimum denomination of $2,000 in principal amount or in a principal amount denomination of any integral multiple of $1,000 in excess thereof;

(vi)	the place or places where Notes are to be surrendered for tender pursuant to the Fundamental Change Offer;

(vii)

each Holder electing to tender a Note pursuant to the Fundamental Change Offer will be required to surrender such Note at the place or places specified in the offer prior to the close of business on the expiration date (such Note being, if the Issuer or the Trustee so requires, duly endorsed or accompanied by a duly executed written instrument of transfer);

(viii)	interest on any Note not tendered, or tendered but not purchased by the Issuer pursuant to the Fundamental Change Offer, will continue to accrue;

(ix)	on the purchase date the purchase price will become due and payable on each Note accepted for purchase, and interest on Notes purchased will cease to accrue on and after the purchase date;

(x)

Holders are entitled to withdraw tendered Notes (in a minimum denomination of $2,000 in principal amount or in a principal amount denomination of any integral multiple of $1,000 in excess thereof) by giving notice, which must be received by the Issuer or the Trustee not later than the close of business on the applicable expiration date, setting forth the name of the Holder, the principal amount of the tendered Notes, the certificate number of the tendered Notes and a statement that the Holder is withdrawing all or a portion of the tender;

(xi)	if any Note is purchased in part, new Notes equal in principal amount to the unpurchased portion of the Note will be issued; and

(xii)

if any Note contains a CUSIP or ISIN number, no representation is being made as to the correctness of the CUSIP or ISIN number either as printed on the Notes or as contained in the offer and that the Holder should rely only on the other identification numbers printed on the Notes.

Prior to the purchase date, the Issuer will accept tendered Notes for purchase as required by the Fundamental Change Offer and deliver to the Trustee all Notes so accepted together with an Officer’s Certificate specifying which Notes have been accepted for purchase. On the purchase date, the purchase price will become due and payable on each Note accepted for purchase, and interest on Notes purchased will cease to accrue on and after the purchase date. The Trustee will promptly return to Holders any Notes not accepted for purchase and send to Holders new Notes equal in principal amount to any unpurchased portion of any Notes accepted for purchase in part.

The Issuer will not be required to make a Fundamental Change Offer following a Fundamental Change if (x) a third party makes the Fundamental Change Offer in the manner, at the times and otherwise in compliance with the requirements set forth herein applicable to a Fundamental Change Offer made by the Issuer and purchases all Notes validly tendered and not withdrawn under such Fundamental Change Offer; or (y) the Issuer has exercised the Issuer’s option to redeem all the Notes pursuant to Article III hereof and Article III of the Base Indenture.

The Issuer will comply, to the extent applicable, with the requirements of Section 14(e) of the Exchange Act and any other securities laws or regulations in connection with the purchase of Notes as a result of a Fundamental Change. To the extent that the provisions of any securities laws or regulations conflict with this Section 4.01, the Issuer will comply with the applicable securities laws and regulations and shall not be deemed to have breached the Issuer’s obligations under this Section 4.01 by virtue of the Issuer’s compliance with such securities laws or regulations.

Notwithstanding anything to the contrary in the Indenture, the Notes or the Guaranties, a Fundamental Change Offer may be made in advance of a Change of Control, or conditional upon such Change of Control, if a definitive agreement is in place for the Change of Control at the time of making of such Fundamental Change Offer.

(C) Notwithstanding anything to the contrary in the Indenture, the Notes or the Guaranties, the provisions under the Indenture relative to the Issuer’s obligation to make an offer to purchase the Notes as a result of a Fundamental Change may be waived or modified with the written consent of the Holders of a majority in principal amount of the Notes.

4.02 LIMITATION ON INDEBTEDNESS.

(A) The Issuer will not, and will not permit any Restricted Subsidiary to, Incur, directly or indirectly, any Indebtedness; provided, however, that the Issuer and the Restricted Subsidiaries will be entitled to Incur Indebtedness (including revolving credit Indebtedness) if, on the date of such Incurrence and after giving effect thereto (and the use of proceeds, if any, therefrom, in accordance with the definition of Maximum Balance Sheet Leverage Ratio), no Default has occurred and is continuing and the Maximum Balance Sheet Leverage Ratio is no greater than 1.5 to 1.0.

(B) Notwithstanding the foregoing Section 4.02(A), the Issuer and the Restricted Subsidiaries will be entitled to Incur any or all of the following Indebtedness:

(i)

Indebtedness Incurred by the Issuer pursuant to any Credit Facility (including the Credit Agreement); provided, however, that, immediately after giving effect to any such Incurrence, the aggregate principal amount of all Indebtedness Incurred under this Section 4.02(B)(i) and then outstanding does not exceed the greater of (x) eight hundred twenty five million dollars ($825,000,000) and (y) twelve point five percent (12.5%) of Total Assets;

(ii)

Indebtedness owed to and held by the Issuer or a Restricted Subsidiary; provided, however, that (A) any subsequent issuance or transfer of any Capital Stock which results in any such Restricted Subsidiary ceasing to be a Restricted Subsidiary or any subsequent transfer of such Indebtedness (other than to the Issuer or a Restricted Subsidiary) shall be deemed, in each case, to constitute the Incurrence of such Indebtedness by the obligor thereon and (B) if the Issuer is the obligor on such Indebtedness, such Indebtedness is expressly subordinated to the prior payment in full in cash of all obligations with respect to the Notes;

(iii)	the Notes (other than any Additional Notes);

(iv)	Indebtedness of the Issuer and its Subsidiaries outstanding on the Issue Date (other than Indebtedness described in clause (i), (ii) or (iii) of this Section 4.02(B));

(v)

Indebtedness of a Restricted Subsidiary Incurred and outstanding on or prior to the date on which such Subsidiary was acquired by the Issuer (other than Indebtedness Incurred in connection with, or to provide all or any portion of the funds or credit support utilized to consummate, the transaction or series of related transactions pursuant to which such Subsidiary became a Subsidiary or was acquired by the Issuer); provided, however, at the time of such acquisition and after giving effect thereto, the aggregate principal amount of all Indebtedness Incurred pursuant to this clause (v) and then outstanding does not exceed the greater of (x) twenty five million dollars ($25,000,000) and (y) one percent (1.0%) of Total Assets;

(vi)

Refinancing Indebtedness in respect of Indebtedness Incurred pursuant to Section 4.02(A) or pursuant to clause (iii), (iv), (v) or (xv) or this clause (vi); provided, however, that to the extent such Refinancing Indebtedness directly or indirectly Refinances Indebtedness of a Subsidiary Incurred pursuant to clause (v), such Refinancing Indebtedness shall be Incurred only by such Subsidiary;

(vii)	Hedging Obligations of the Issuer or any Restricted Subsidiary entered into in the ordinary course of business and not for the purpose of speculation;

(viii)

obligations in respect of letters of credit, performance, bid and surety bonds, completion guarantees, budget guarantees, payment obligations in connection with self-insurance or similar requirements provided by the Issuer or any Restricted Subsidiary in the ordinary course of business;

(ix)

Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business; provided, however, that such Indebtedness is extinguished within five (5) Business Days of its Incurrence;

(x)	Indebtedness with respect to workers’ compensation claims or representing deferred compensation to employees incurred in the ordinary course of business;

(xi)

any Guarantee (including the Subsidiary Guaranties) by the Issuer or a Restricted Subsidiary of Indebtedness or other obligations of the Issuer or any of its Restricted Subsidiaries so long as the Incurrence of such Indebtedness by the Issuer or such Restricted Subsidiary is permitted under the terms of the Indenture;

(xii)

Indebtedness arising from agreements providing for indemnification, deposits, adjustment of purchase price or similar obligations, in each case, Incurred or assumed in connection with the acquisition or disposition of any business, assets or a Subsidiary; provided, however, that (A) such Indebtedness is not reflected on the balance sheet of the Issuer or any Restricted Subsidiary (contingent obligations referred to in a footnote or footnotes to financial statements and not otherwise reflected on the balance sheet will not be deemed to be reflected on such balance sheet for purposes of this clause (A)) and (B) in the case of a disposition, the maximum liability in respect of such Indebtedness shall at no time exceed the gross proceeds including noncash proceeds (the fair market value of such noncash proceeds being determined at the time received and without giving effect to any subsequent changes in value) actually received by the Issuer or such Restricted Subsidiary in connection with such disposition;

(xiii)	Non-Recourse Indebtedness, Permitted Non-Recourse Carve-Out Guarantees and Permitted Co-investments;

(xiv)

Indebtedness of the Issuer or any Restricted Subsidiary (together with any refinancing thereof) in an aggregate principal amount which, when taken together with all other Indebtedness of the Issuer and the Restricted Subsidiaries outstanding on the date of such Incurrence (other than Indebtedness permitted by clauses (i) through (xiii) above or Section 4.02(A)), does not exceed the greater of (x) three hundred and fifty million dollars ($350,000,000) and (y) five percent (5.0%) of Total Assets; and

(xv)

Indebtedness, other than in respect of borrowed money, incurred in the ordinary course of business consisting of (a) customer deposits and advance payments received; (b) take-or-pay obligations contained in supply arrangements; and (c) open accounts extended by suppliers on normal trade terms in connection with purchases of goods and services that are not overdue for a period of more than ninety (90) days or, if overdue for more than ninety (90) days, as to which a dispute exists and adequate reserves in conformity with GAAP have been established.

(C) Notwithstanding the foregoing, none of the Issuer or any Subsidiary Guarantor will Incur any Indebtedness pursuant to the foregoing Section 4.02(B) if the proceeds thereof are used, directly or indirectly, to Refinance any Subordinated Obligations of the Issuer or any Subsidiary Guarantor unless such Indebtedness shall be subordinated to the Notes or the applicable Subsidiary Guaranty to at least the same extent as such Subordinated Obligations.

(D) For purposes of determining compliance with this Section 4.02: (1) in the event that an item of Indebtedness meets the criteria of more than one of the types of Indebtedness set forth in Section 4.02(B), the Issuer, in its sole discretion, will be permitted to classify all or a portion of such item of Indebtedness at the time of Incurrence, or later reclassify all or a portion of such item of Indebtedness, in one of the clauses of Section 4.02(B) in any manner that complies with this Section 4.02; and (2) the Issuer will be entitled to divide and classify or reclassify an item of Indebtedness in more than one of the types of Indebtedness set forth in Section 4.02(B). Notwithstanding the foregoing, Indebtedness incurred under the Credit Agreement will be deemed to have been incurred under Section 4.02(B)(i) and the Issuer shall not be permitted to reclassify all or any portion of such Indebtedness. Indebtedness permitted by this Section 4.02 need not be permitted solely by reference to one provision permitting such Indebtedness, but may be permitted in part by one such provision and in part by one or more other provisions of this Section 4.02 permitting such Indebtedness. For the avoidance of doubt, the outstanding principal amount of any particular Indebtedness shall be counted only once and any obligations arising under any Guarantee, Lien, letter of credit or similar instrument supporting such Indebtedness shall not be double counted.

(E) For purposes of determining compliance with any U.S. dollar restriction on the Incurrence of Indebtedness where the Indebtedness Incurred is denominated in a different currency, the amount of such Indebtedness will be the U.S. Dollar Equivalent determined on the date of the Incurrence of such Indebtedness, provided, however, that if any such Indebtedness denominated in a different currency is subject to a Currency Agreement with respect to U.S. dollars covering all principal, premium, if any, and interest payable on such Indebtedness, the amount of such Indebtedness expressed in U.S. dollars will be as provided in such Currency Agreement. The principal amount of any Refinancing Indebtedness Incurred in the same currency as the Indebtedness being Refinanced will be the U.S. Dollar Equivalent of the Indebtedness Refinanced, except to the extent that (1) such U.S. Dollar Equivalent was determined based on a Currency Agreement, in which case the Refinancing Indebtedness will be determined in accordance with the preceding sentence; and (2) the principal amount of the Refinancing Indebtedness exceeds the principal amount of the Indebtedness being Refinanced, in which case the U.S. Dollar Equivalent of such excess will be determined on the date such Refinancing Indebtedness is Incurred.

(F) Notwithstanding anything to the contrary in the Indenture, the Notes or the Guaranties, in no event shall an Incurrence of Indebtedness made on the basis of consolidated financial statements prepared in good faith to be in accordance with GAAP be subject to rescission or constitute a Default by reason of any requisite subsequent restatement of such financial statements that would have made such Incurrence prohibited at the time that it was made.

(G) Notwithstanding anything to the contrary in this Section 4.02, if any Indebtedness for money borrowed in the form of notes (including, without limitation, Additional Notes), or any guarantees thereof, are originally issued by the Issuer or any Restricted Subsidiary in a private placement transaction and are thereafter exchanged for substantially identical notes or guarantees of the same principal amount in an exchange offer pursuant to a registration statement on Form S-4 under the Securities Act, pursuant to a customary “A/B exchange,” then, for purposes of this Section 4.02, (x) the notes and guarantees issued in such exchange will be deemed to represent the same notes and guarantees surrendered in exchange therefor in such exchange; and (y) the issuance of such notes and guarantees in such exchange will be deemed not to be a new Incurrence of Indebtedness, provided that the Incurrence of the Indebtedness represented by such notes and guarantees in such private placement did not violate this Section 4.02.

4.03 LIMITATION ON RESTRICTED PAYMENTS.

(A) The Issuer will not, and will not permit any Restricted Subsidiary, directly or indirectly, to make a Restricted Payment if at the time the Issuer or such Restricted Subsidiary makes such Restricted Payment:

(i)	a Default shall have occurred and be continuing (or would result therefrom);

(ii)	the Issuer is not entitled to Incur an additional one dollar ($1.00) of Indebtedness pursuant to Section 4.02(A); or

(iii)	the aggregate amount of such Restricted Payment and all other Restricted Payments made on or after the Issue Date would exceed the sum of (without duplication):

(a) fifty percent (50%) of the Consolidated Net Income accrued during the period (treated as one accounting period) from April 1, 2011 to the end of the most recent fiscal quarter ended for which internal financial statements are available prior to the date of such Restricted Payment (or, in case such Consolidated Net Income shall be a deficit, minus one hundred percent (100%) of such deficit); plus

(b) one hundred percent (100%) of the aggregate Net Cash Proceeds received by the Issuer from the issuance or sale of its Capital Stock (other than Disqualified Stock) subsequent to April 5, 2011 (other than an issuance or sale to a Subsidiary of the Issuer and other than an issuance or sale to an employee stock ownership plan or to a trust established by the Issuer or any of its Subsidiaries for the benefit of their employees) and one hundred percent (100%) of any cash capital contribution received by the Issuer from its shareholders subsequent to April 5, 2011; plus

(c) the amount by which Indebtedness of the Issuer is reduced on the Issuer’s balance sheet upon the conversion or exchange (other than by a Subsidiary of the Issuer) subsequent to April 5, 2011 of any Indebtedness of the Issuer convertible or exchangeable for Capital Stock (other than Disqualified Stock) of the Issuer or the Parent (less the amount of any cash, or the fair value of any other property, distributed by the Issuer upon such conversion or exchange); plus

(d) an amount equal to the sum of the following since April 5, 2011: (x) the net reduction in the Investments (other than Permitted Investments) made by the Issuer or any Restricted Subsidiary in any Person resulting from repurchases, repayments or redemptions of such Investments by such Person, payments of interest on Indebtedness, dividends, repayments of loans or advances, or proceeds realized on the sale of such Investment and proceeds representing the return of capital, in each case received by the Issuer or any Restricted Subsidiary since the Issue Date, and

(y) to the extent such Person is an Unrestricted Subsidiary, the portion (proportionate to the Issuer’s or its Restricted Subsidiary’s equity interest in such Subsidiary) of the fair market value of the net assets of such Unrestricted Subsidiary at the time such Unrestricted Subsidiary is designated a Restricted Subsidiary; provided, however, that the foregoing sum in this clause (d) shall not exceed, in the case of any such Person or Unrestricted Subsidiary, the amount of Investments (excluding Permitted Investments) previously made (and treated as a Restricted Payment) by the Issuer or any Restricted Subsidiary in such Person or Unrestricted Subsidiary;

provided, however, that the available amount under clauses (a) through (d) above shall not exceed $2.0 billion as of any date of determination (the “RP Builder Cap”) and any amount in excess of the RP Builder Cap as of any date of determination shall be disregarded for purposes of future calculations of amounts available under this clause (A)(iii). For the avoidance of doubt, the available amount under clauses (a) through (d) shall be calculated at the time of incurrence of any applicable Restricted Payment but shall never exceed the RP Builder Cap.

The amount expended in any Restricted Payment, if other than in cash, will be deemed to be the fair market value of the relevant non-cash assets, as determined in good faith by the Board of Directors, whose determination will be conclusive and evidenced by a Board Resolution.

(B) Section 4.03(A) shall not prohibit:

(i)

(A) any Restricted Payment made out of the Net Cash Proceeds of the substantially concurrent sale of, or made by exchange for, Capital Stock of the Issuer (other than Disqualified Stock and other than Capital Stock issued or sold to a Subsidiary of the Issuer or an employee stock ownership plan or to a trust established by the Issuer or any of its Subsidiaries for the benefit of their employees) subsequent to the Issue Date; or (B) any Restricted Payment made out of a substantially concurrent cash capital contribution received by the Issuer from its shareholders subsequent to the Issue Date; provided, however, that (i) such Restricted Payment shall be excluded in the calculation of the amount of Restricted Payments and (ii) the Net Cash Proceeds from such sale or such cash capital contribution (to the extent so used for such Restricted Payment) shall be excluded from the calculation of amounts under Section 4.03(A)(iii)(b);

(ii)

any purchase, repurchase, redemption, defeasance or other acquisition or retirement for value of Subordinated Obligations of the Issuer or a Subsidiary Guarantor made by exchange for, or out of the proceeds of the substantially concurrent sale of, Subordinated Obligations which is permitted to be Incurred pursuant to Section 4.02; provided, however, that such purchase, repurchase, redemption, defeasance or other acquisition or retirement for value shall be excluded in the calculation of the amount of Restricted Payments;

(iii)

dividends paid within sixty (60) days after the date of declaration thereof if, at such date of declaration, such dividend would have complied with this Section 4.03; provided, however, that such dividend shall be included in the calculation of the amount of Restricted Payments;

(iv)

(A) payments or distributions to employees of the Parent, the Issuer or any Restricted Subsidiary pursuant to incentive plans or other compensation arrangements approved by the Board of Directors (including, without limitation, dividends or other distributions on Capital Stock held by such employees) or (B) payments or distributions to employees of the Parent, the Issuer or any Restricted Subsidiary of “co-investment return,” “carried interest” or other form of incentive compensation or performance fees or any distribution of an equity interest in respect thereof, or any other incentive distributions from Investment Subsidiaries or Co-investment Vehicles; provided, however, that such payments or distributions under this clause (iv) shall be excluded in the calculation of the amount of Restricted Payments;

(v)

so long as no Default has occurred and is continuing, the repurchase or other acquisition (including, without limitation, by means of withholding shares upon vesting) of shares of Capital Stock of the Parent or the Issuer or any of the Issuer’s Subsidiaries from employees (including substantially full-time independent contractors), former employees, directors, former directors or consultants of the Issuer or any of its Subsidiaries (or permitted transferees of such employees, former employees, directors, former directors or consultants), pursuant to the terms of the agreements (including employment agreements) or plans (or amendments thereto) approved by the Board of Directors of the Parent or its Subsidiaries under which such individuals purchase or sell or are granted (or are granted the option to purchase or sell) shares of such Capital Stock (including pursuant to any net exercise or net settlement provisions); provided, however, that the aggregate amount of such repurchases and other acquisitions for cash (excluding any withholding of shares upon vesting for the purpose of paying any related taxes in connection with such vesting) shall not exceed the sum of (A) the greater of (x) fifteen million dollars ($15,000,000) and (y) half of one percent (0.5%) of Total Assets; (B) the Net Cash Proceeds from the sale of Capital Stock to members of management, consultants or directors of the Issuer and its Subsidiaries that occurred or occurs after April 5, 2011 (to the extent the Net Cash Proceeds from the sale of such Capital Stock have not otherwise been applied to the payment of Restricted Payments by virtue of Section 4.03(A)(iii)(b)); and (C) the cash proceeds of any “key man” life insurance policies that are used to make such repurchases; provided further, however, that (x) such repurchases and other acquisitions shall be excluded in the calculation of the amount of Restricted Payments; and (y) the Net Cash Proceeds from such sale shall be excluded from the calculation of amounts under Section 4.03(A)(iii)(b);

(vi)

dividends to the Parent to be used by the Parent solely to pay its franchise taxes and other fees required to maintain its corporate existence and to pay for general corporate and overhead expenses (including salaries, insurance and other compensation of the employees) incurred by the Parent in the ordinary course of its business; provided, however, that such dividends shall not exceed ten million dollars ($10,000,000) in any calendar year; provided further, however, that such dividends shall be excluded in the calculation of the amount of Restricted Payments;

(vii)

so long as no Event of Default has occurred and is continuing, dividends or other payments to Parent (I) to be used by Parent to pay dividends to the holders of the Parent’s Series B Preferred Stock to the extent required pursuant to the terms of such Series B Preferred Stock issued and outstanding as of the Issue Date and (II) to be used by Parent to pay dividends to the holders of the Parent’s Series C Preferred Stock to the extent required pursuant to the terms of such Series C Preferred Stock issued and outstanding as of the Issue Date; provided, however, that the aggregate amount of such dividends or other payments shall not exceed thirty million dollars ($30,000,000) per year (provided that any unused amounts in any year continue to carry forward and increase such limit in each subsequent year); provided further, however, that such dividends or other payments under this clause (vii) shall be excluded in the calculation of the amount of Restricted Payments;

(viii)

payments to the Parent in respect of federal, state and local taxes directly attributable to (or arising as a result of) the operations of the Issuer and its consolidated Subsidiaries; provided, however, that the amount of such payments in any fiscal year shall not exceed the amount that the Issuer and its consolidated Subsidiaries would be required to pay in respect of federal, state and local taxes for such fiscal year were the Issuer to pay such taxes as a stand-alone taxpayer (whether or not all such amounts are actually used by the Parent for such purposes); provided further, however, that such payments shall be excluded in the calculation of the amount of Restricted Payments;

(ix)

Investments made pursuant to commitments to Invest if at the date such commitment was made, such Investment would have complied with this Section 4.03; provided, however, that such Investment shall be excluded in the calculation of the amount of Restricted Payments;

(x)

upon the occurrence of a Change of Control (or similarly defined term in other Indebtedness) and within ninety (90) days after completion of the Fundamental Change Offer (including the purchase of all Notes tendered), any repayment, repurchase, redemption, defeasance or other acquisition or retirement for value of any Indebtedness of the Issuer or the Subsidiary Guarantors that is contractually subordinated to the Notes or to any Subsidiary Guaranty that is required to be repurchased or redeemed pursuant to the terms thereof as a result of such Change of Control (or similarly defined term in other Indebtedness), at a purchase price not greater than one hundred and one percent (101%) of the outstanding principal amount or liquidation preference thereof (plus accrued and unpaid interest and liquidated damages, if any);

(xi)

upon the occurrence of a Fundamental Change (or similarly defined term in the certificate of designation of the Parent’s Series B Preferred Stock or in the certificate of designation of the Parent’s Series C Preferred Stock) and within 90 days after completion of the Fundamental Change Offer (including the purchase of all Notes tendered), any repayment, repurchase, redemption, defeasance or other acquisition or retirement for value of the Parent’s Series B Preferred Stock or Parent’s Series C Preferred Stock (or, in each case, any dividend or other payment to Parent for such purpose) that is required to be repurchased or redeemed pursuant to the terms thereof as a result of such Fundamental Change (or similarly defined term in the certificate of designation of Parent’s Series B Preferred Stock or in the certificate of designation of the Parent’s Series C Preferred Stock), at a purchase price not greater than the purchase prices specified in the certificate of designation of Parent’s Series B Preferred Stock or in the certificate of designation of the Parent’s Series C Preferred Stock, in each case as in effect on the Issue Date;

(xii)

within ninety (90) days after completion of any offer to repurchase Notes pursuant to Section 4.05 (including the purchase of all Notes tendered), any repayment, repurchase, redemption, defeasance or other acquisition or retirement for value of any Indebtedness of the Issuer or the Subsidiary Guarantors that is contractually subordinated to the Notes or to any Subsidiary Guaranty that is required to be repurchased or redeemed pursuant to the terms thereof as a result of such Asset Disposition (or similarly defined term in other Indebtedness), at a purchase price not greater than one hundred percent (100%) of the outstanding principal amount or liquidation preference thereof (plus accrued and unpaid interest and liquidated damages, if any);

(xiii)

the payment of any amounts in respect of Capital Stock by any Restricted Subsidiary organized as a partnership or a limited liability company or other pass-through entity: (a) to the extent of capital contributions made to such Restricted Subsidiary (other than capital contributions made to such Restricted Subsidiary by the Issuer or any Restricted Subsidiary); or (b) to the extent necessary for holders thereof to pay taxes with respect to the net income of such Restricted Subsidiary; provided, however, that except in the case of clause (b), no Default or Event of Default has occurred and is continuing at the time of such Restricted Payment or would result therefrom; provided, further, however, such amounts shall be excluded in the calculation of the amount of Restricted Payments;

(xiv)

the payment of any dividend or distributions by a Restricted Subsidiary of the Issuer to the holders of its Capital Stock pursuant to the terms of the relevant partnership agreement, limited liability company operating agreement or other governing document of the Restricted Subsidiary; provided, however, that such amounts shall be excluded in the calculation of the amount of Restricted Payments;

(xv)

dividends or other distributions on Capital Stock (other than Disqualified Stock) of the Issuer or any Restricted Subsidiary, which Capital Stock was issued, sold or transferred as consideration in connection with the direct or indirect acquisition of real property (including any back-to-back issuance, sale or transfer to the Issuer or any Restricted Subsidiary), which dividends or distributions shall not exceed the greater of (x) twenty five million dollars ($25,000,000) and (y) one percent (1.0%) of Total Assets; and

(xvi)

Restricted Payments in an aggregate amount which, when taken together with all Restricted Payments made pursuant to this clause (xvi) which have not been repaid, does not exceed the greater of (x) two hundred million dollars ($200,000,000); and (y) three percent (3.0%) of Total Assets; provided, however, that (A) at the time of such Restricted Payments, no Default shall have occurred and be continuing (or result therefrom) and (B) such Restricted Payments shall be excluded in the calculation of the amount of Restricted Payments.

(C) Not later than the date of making any Restricted Payment, the Issuer will deliver to the Trustee an Officer’s Certificate stating that the Restricted Payment is permitted and setting forth the basis upon which the calculations required by Section 4.03 were calculated.

(D) Notwithstanding anything to the contrary in the Indenture, the Notes or the Guaranties, in no event shall a Restricted Payment made on the basis of consolidated financial statements prepared in good faith to be in accordance with GAAP be subject to rescission or constitute a Default by reason of any requisite subsequent restatement of such financial statements that would have made such Restricted Payment prohibited at the time that it was made.

(E) For purposes of determining compliance with this Section 4.03, (1) in the event that a Restricted Payment meets the criteria of more than one of the types of Restricted Payments set forth in the sub-clauses to Section 4.03(B), the Issuer, in its sole discretion, will be permitted to classify all or a portion of such Restricted Payment at the time it is made, or later reclassify all or a portion of such Restricted Payment, in one of such sub-clauses in any manner that complies with this Section 4.03; and (2) the Issuer will be entitled to divide and classify a Restricted Payment in more than one of the types of Restricted Payments described in the sub-clauses to Section 4.03(B).

4.04 LIMITATION ON RESTRICTIONS ON DISTRIBUTIONS FROM RESTRICTED SUBSIDIARIES.

(A) The Issuer will not, and will not permit any Restricted Subsidiary to, create or otherwise cause or permit to exist or become effective any consensual encumbrance or restriction on the ability of any Restricted Subsidiary to (a) pay dividends or make any other distributions on its Capital Stock to the Issuer or a Restricted Subsidiary or pay any Indebtedness owed to the Issuer; (b) make any loans or advances to the Issuer; or (c) transfer any of its property or assets to the Issuer, except:

(i)	with respect to clauses (a), (b) and (c) of the first sentence of this Section 4.04(A),

(a) any encumbrance or restriction pursuant to an agreement of the Issuer or any of its Subsidiaries in effect at or entered into on the Issue Date;

(b) any encumbrance or restriction contained in the terms of any agreement pursuant to which Indebtedness was issued if (x) either (i) the encumbrance or restriction applies only in the event of and during the continuance of a payment default or a covenant default contained in such Indebtedness or agreement or (ii) the Issuer determines at the time such Indebtedness is Incurred (and at the time of any modification of the terms of any such encumbrance or restriction) that any such encumbrance or restriction will not materially affect the Issuer’s ability to make principal or interest payments on the Notes and (y) the encumbrance or restriction is not materially more disadvantageous to the Holders of the Notes than is customary in comparable financings or agreements (as determined by the Issuer in good faith);

(c) any encumbrance or restriction with respect to a Restricted Subsidiary pursuant to an agreement relating to any Indebtedness Incurred by such Restricted Subsidiary on or prior to the date on which such Restricted Subsidiary was acquired by the Issuer (other than Indebtedness Incurred as consideration in, or to provide all or any portion of the funds or credit support utilized to consummate, the transaction or series of related transactions pursuant to which such Restricted Subsidiary became a Restricted Subsidiary or was acquired by the Issuer) and outstanding on such date;

(d) any encumbrance or restriction pursuant to an agreement effecting a Refinancing of Indebtedness Incurred pursuant to an agreement referred to in clause (a), (b) or (c) of this Section 4.04(A)(i) or this clause (d) or contained in any amendment to an agreement referred to in clause (a), (b) or (c) of this Section 4.04(A)(i) or this clause (d); provided, however, that the encumbrances and restrictions with respect to such Restricted Subsidiary contained in any such refinancing agreement or amendment are not materially less favorable, taken as a whole, to the Noteholders than encumbrances and restrictions with respect to such Restricted Subsidiary contained in such predecessor agreements;

(e) any encumbrance or restriction pursuant to customary restrictions on, or customary conditions to the payment of dividends or other distributions on, equity interests owned by the Issuer or any Subsidiary in any joint venture or similar enterprise contained in the constitutive documents, including shareholders’ or similar agreements, of such joint venture or enterprise, to the extent encumbrances or restrictions apply solely to the income of such joint venture or similar enterprise;

(f) any encumbrance or restriction pursuant to customary restrictions contained in (i) agreements governing any Non-Recourse Indebtedness or Permitted Co-investments; or (ii) the terms of the relevant partnership agreement, limited liability company operating agreement or other governing document of the entity that is the borrower (or the direct parent of the borrower) under any Non-Recourse Indebtedness or of any Co-investment Vehicle;

(g) any encumbrance or restriction contained in the terms of any agreement governing Indebtedness directly or indirectly secured by real property or other related assets that are customary for real property financing transactions, such as cash collateral accounts or impounds or reserves required for payment of taxes, insurance, security deposits, capital expenditures and repairs, interest and tenant improvements and leasing commissions; and

(h) any encumbrance or restriction pursuant to applicable law; and

(ii)	with respect to clause (c) of the first sentence of this Section 4.04(A) only,

(a) any such encumbrance or restriction consisting of customary non-assignment provisions in leases governing leasehold interests or licenses of intellectual property to the extent such provisions restrict the transfer of the lease or the property leased or licensed thereunder;

(b) restrictions contained in security agreements, mortgages or other agreements securing Indebtedness of a Restricted Subsidiary or any agreement governing Non-Recourse Indebtedness to the extent such restrictions restrict the transfer of the property subject to such security agreements, mortgages or Non-Recourse Indebtedness;

(c) restrictions on the transfer of assets subject to any Lien permitted under the Indenture imposed by the holder of such Lien;

(d) any restriction with respect to a Restricted Subsidiary or its assets imposed pursuant to an agreement entered into for the sale or disposition of all or substantially all of the Capital Stock or assets of such Restricted Subsidiary pending the closing of such sale or disposition; and

(e) arising or agreed to in the ordinary course of business, not relating to any Indebtedness, and that do not, individually or in the aggregate, detract from the value of the property or assets of the Issuer or any Restricted Subsidiary in a manner material to the Issuer and its Restricted Subsidiaries, taken as a whole.

4.05 LIMITATION ON SALES OF ASSETS AND SUBSIDIARY STOCK.

(A) The Issuer will not, and will not permit any Restricted Subsidiary to, directly or indirectly, consummate any Asset Disposition unless:

(i)

the Issuer or such Restricted Subsidiary receives consideration at the time of such Asset Disposition at least equal to the fair market value (including as to the value of all noncash consideration), as determined in good faith by members of the Issuer’s senior management, of the shares and assets subject to such Asset Disposition;

(ii)

at least seventy five percent (75%) of the consideration thereof received by the Issuer or such Restricted Subsidiary is in the form of cash or cash equivalents, Temporary Cash Investments or Replacement Assets or a combination of cash and cash equivalents, Temporary Cash Investments, and Replacement Assets; provided, however, that with respect to the sale of one or more real estate properties or related property, plant and equipment, or loans secured by real estate, up to seventy five percent (75%) of the consideration may consist of Indebtedness of the purchaser of such real estate properties or related property, plant and equipment, or loans secured by real estate, so long as such Indebtedness is secured by a first or second priority Lien on the real estate property or properties or related property, plant and equipment, or loans secured by real estate, sold;

(iii)	an amount equal to one hundred percent (100%) of the Net Available Cash from such Asset Disposition is applied by the Issuer (or such Restricted Subsidiary, as the case may be):

(a) first, to the extent the Issuer elects (or is required by the terms of any Indebtedness), to prepay, repay, redeem or purchase secured Indebtedness of the Issuer or any Restricted Subsidiary or Indebtedness (other than Disqualified Stock) of any other Wholly Owned Subsidiary (in each case other than Indebtedness owed to the Issuer or an Affiliate of the Issuer) within two (2) years from the later of the date of such Asset Disposition or the receipt of such Net Available Cash;

(b) second, to the extent of the balance of such Net Available Cash after application in accordance with clause (a), to the extent the Issuer elects, to make a capital expenditure or to acquire Replacement Assets within two (2) years from the later of the date of such Asset Disposition or the receipt of such Net Available Cash; and

(c) third, to the extent of the Excess Proceeds, to make an offer to the Holders of the Notes (and to holders of other Senior Indebtedness of the Issuer designated by the Issuer) to purchase Notes (and such other Senior Indebtedness of the Issuer) pursuant to and subject to the conditions contained in the Indenture;

provided, however, that in connection with any prepayment, repayment or purchase of Indebtedness pursuant to clause (a) or (c) above (excluding temporary reductions of revolving credit indebtedness made pursuant to the last sentence of Section 4.05(B)), the Issuer or such Restricted Subsidiary shall permanently retire such Indebtedness and shall cause the related loan commitment (if any) to be permanently reduced in an amount equal to the principal amount so prepaid, repaid or purchased; provided further, however, the Issuer will be deemed to have complied with clause (b) above if and to the extent that, within seven hundred and thirty (730) days after the later of the Asset Disposition or the receipt of Net Available Cash, the Issuer or any of its Restricted Subsidiaries has entered into and not abandoned or rejected a binding agreement to make a capital expenditure or to acquire Replacement Assets, and that such capital expenditure or acquisition is thereafter completed within one hundred and eighty (180) days after the end of such seven hundred and thirty (730) day period.

(B) The Net Available Cash of an Asset Disposition not applied pursuant to Section 4.05(A)(iii)(a) or Section 4.05(A)(iii)(b) above constitute “Excess Proceeds.” Excess Proceeds of less than the greater of (x) fifty million dollars ($50,000,000) and (y) one percent (1.0%) of Total Assets will be carried forward and accumulated. When accumulated Excess Proceeds equal or exceed such amount, the Issuer must, within thirty (30) days, make an offer to purchase the Notes, in accordance with Section 4.05(A)(iii)(c). Pending application of Net Available Cash pursuant to this Section 4.05, such Net Available Cash shall be invested in Temporary Cash Investments or applied to temporarily reduce revolving credit indebtedness.

(C) In the event the Issuer make an offer to purchase the Notes pursuant to Section 4.05(A)(iii)(c), (i) if Notes in an aggregate principal amount less than or equal to the applicable Excess Proceeds are duly tendered pursuant to such offer to purchase, then the Issuer will purchase all such tendered Notes, and (ii) if Notes in an aggregate principal amount in excess of the applicable Excess Proceeds are duly tendered pursuant to such offer to purchase, then the Issuer will purchase tendered Notes having an aggregate principal amount equal to the applicable Excess Proceeds on a pro rata basis, with adjustments so that only Notes in a minimum denomination of $2,000 in principal amount or in a principal amount denomination of any integral multiple of $1,000 in excess thereof will be purchased.

(D) For the purposes of this Section 4.05, the following are deemed to be cash or cash equivalents:

(i)

the assumption of Indebtedness of the Issuer or any Restricted Subsidiary and the release of the Issuer or such Restricted Subsidiary from all liability on such Indebtedness in connection with such Asset Disposition; and

(ii)	securities received by the Issuer or any Restricted Subsidiary from the transferee that are converted by the Issuer or such Restricted Subsidiary into cash within 180 days of receipt.

(E) In the event of an Asset Disposition that requires the purchase of Notes (and other Senior Indebtedness of the Issuer) pursuant to Section 4.05(A)(iii)(c), the Issuer will purchase Notes tendered pursuant to an offer by the Issuer for the Notes (and such other Senior Indebtedness of the Issuer) at a purchase price of one hundred percent (100%) of their principal amount (or, in the event such other Senior Indebtedness of the Issuer was issued with significant original issue discount, one hundred percent (100%) of the accreted value thereof), without premium, plus accrued but unpaid interest, if any, (or, in respect of such other Senior Indebtedness of the Issuer, such lesser price, if any, as may be provided for by the terms of such Senior Indebtedness of the Issuer) in accordance with the procedures (including prorating in the event of oversubscription) set forth in the Indenture. If the aggregate purchase price of the securities tendered exceeds the Net Available Cash allotted to their purchase, the Issuer will select the securities to be purchased on a pro rata basis but in round denominations, which in the case of the Notes will be in a minimum denomination of $2,000 in principal amount or in a principal amount denomination of any integral multiple of $1,000 in excess thereof. The Issuer shall not be required to make such an offer to purchase Notes (and other Senior Indebtedness of the Issuer) pursuant to this Section 4.05 if the Excess Proceeds are less than ten million dollars ($10,000,000) (which lesser amount shall be carried forward for purposes of determining whether such an offer is required with respect to the Net Available Cash from any subsequent Asset Disposition).

(F) The Issuer will comply, to the extent applicable, with the requirements of Section 14(e) of the Exchange Act and any other securities laws or regulations in connection with the purchase of Notes pursuant to this Section 4.05. To the extent that the provisions of any securities laws or regulations conflict with provisions of this Section 4.05, the Issuer will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under this Section 4.05 by virtue of its compliance with such securities laws or regulations.

4.06 LIMITATION ON AFFILIATE TRANSACTIONS.

(A) The Issuer will not, and will not permit any Restricted Subsidiary to, enter into or permit to exist any transaction (including the purchase, sale, lease or exchange of any property, employee compensation arrangements or the rendering of any service) with, or for the benefit of, any Affiliate of the Issuer (an “Affiliate Transaction”) unless:

(i)

the terms of the Affiliate Transaction are no less favorable to the Issuer or such Restricted Subsidiary than those that could be obtained at the time of the Affiliate Transaction in arm’s-length dealings with a Person who is not an Affiliate;

(ii)

if such Affiliate Transaction involves an amount in excess of the greater of (x) twenty five million dollars ($25,000,000) and one percent (1.0%) of Total Assets, the terms of the Affiliate Transaction are set forth in writing and a majority of the directors of the Issuer disinterested with respect to such Affiliate Transaction have determined in good faith that the criteria set forth in clause (i) above are satisfied and have approved such Affiliate Transaction as evidenced by a resolution of the Board of Directors; and

(iii)

if such Affiliate Transaction involves an amount in excess of the greater of (x) one hundred million dollars ($100,000,000) and (y) one and a half percent (1.5%) of Total Assets, the Board of Directors shall also have received a written opinion from an Independent Qualified Party to the effect that such Affiliate Transaction is fair, from a financial standpoint, to the Issuer or the applicable Restricted Subsidiary or is not less favorable to the Issuer or the applicable Restricted Subsidiary than could reasonably be expected to be obtained at the time in an arm’s-length transaction with a Person who was not an Affiliate.

(B) Section 4.06(A) shall not prohibit:

(i)	any Investment or other Restricted Payment, in each case not prohibited pursuant to Section 4.03;

(ii)

any issuance of securities, or other payments, awards or grants in cash, securities or otherwise pursuant to, or the funding of, employment or compensation arrangements, incentive-based or otherwise, including carried interest award agreements, employee co-investment agreements, stock options and stock ownership plans approved by the Board of Directors (for the avoidance of doubt, including, without limitation, securities of, and stock options and stock ownership plans relating to, the Parent, the Issuer or any of their respective Subsidiaries);

(iii)	loans or advances to employees or consultants in the ordinary course of business of the Issuer or its Restricted Subsidiaries;

(iv)

the payment of reasonable fees and compensation to, or the provision of employee benefit arrangements and indemnity for the benefit of, directors, officers, employees and consultants of the Issuer and its Restricted Subsidiaries in the ordinary course of business;

(v)

any transaction between or among the Issuer, any Restricted Subsidiary, any Co-investment Vehicle or joint venture or similar entity (including any separate account or investment program managed, operated or sponsored by an Investment Subsidiary) which would constitute an Affiliate Transaction solely because the Issuer or a Restricted Subsidiary owns an equity interest in or otherwise controls such Restricted Subsidiary, Co-investment Vehicle, joint venture or similar entity (including any separate account or investment program managed, operated or sponsored by an Investment Subsidiary);

(vi)

(1) the issuance or sale of any Capital Stock (other than Disqualified Stock) of the Issuer or the Parent; (2) the issuance, sale or transfer of Capital Stock (other than Disqualified Stock) of any Restricted Subsidiary as consideration (at the time of such issuance, sale or transfer pursuant to this clause (1) at least equal to fair market value (as determined in good faith by the Board of Directors of the Issuer)) in connection with the direct or indirect acquisition of real property; or (3) the purchase of any securities of the Issuer or the Parent by an Affiliate of the Issuer pursuant to a public offering (or pursuant to a private offering under Rule 144A under the Securities Act (or any similar transaction) on customary terms whereby such securities are purchased by one or more broker-dealers and resold to qualified institutional buyers), which purchase by such Affiliate under this clause (3) is on the same terms as other investors in such offering (other than any waiver or non-applicability of underwriters’ (or initial purchasers’) discounts or commissions);

(vii)

the existence of, or the performance by the Issuer or any of its Restricted Subsidiaries of its obligations under the terms of any stockholders agreement (including any registration rights agreement or purchase agreement related thereto) or warrant agreement to which it is a party as of the Issue Date and any similar agreements which it may enter into thereafter; provided, however, that the existence of, or the performance by the Issuer or any of its Restricted Subsidiaries of obligations under any future amendment to any such existing agreement or under any similar agreement entered into after the Issue Date shall only be permitted by this clause (vii) to the extent that the terms of any such amendment or new agreement are not otherwise disadvantageous to the Noteholders in any material respect;

(viii)

any agreement as in effect on the Issue Date and described or incorporated by reference in the Offering Memorandum, or any renewals, extensions or amendments of any such agreement (so long as such renewals, extensions or amendments are not less favorable to the Issuer or the Restricted Subsidiaries) and the transactions evidenced thereby; and

(ix)

transactions with customers, clients, suppliers or purchasers or sellers of goods or services in each case in the ordinary course of business and otherwise in compliance with the terms of the applicable Indenture which are fair to the Issuer or its Restricted Subsidiaries, in the reasonable determination of the Board of Directors of the Issuer or the senior management thereof, or are on terms at least as favorable as might reasonably have been obtained at such time from an unaffiliated party.

4.07 LIMITATION ON LIENS.

The Issuer will not, and will not permit any Restricted Subsidiary to, directly or indirectly, Incur or permit to exist any Lien (the “Initial Lien”) of any nature whatsoever on any of its properties (including Capital Stock of a Restricted Subsidiary), whether owned at the Issue Date or thereafter acquired, securing any Obligations, other than Permitted Liens, without effectively providing that the Notes (or a Subsidiary Guaranty in the case of an Initial Lien of a Subsidiary Guarantor) shall be secured equally and ratably with (or, in the event the Lien related to Subordinated Obligations, prior to) the Obligations so secured for so long as such Obligations are so secured. Any Lien created for the benefit of the Holders of the Notes pursuant to the preceding sentence shall provide by its terms that such Lien shall be automatically and unconditionally released and discharged upon the release and discharge of the Initial Lien.

4.08 LIMITATION ON SALE/LEASEBACK TRANSACTIONS.

The Issuer will not, and will not permit any Restricted Subsidiary to, enter into any Sale/Leaseback Transaction with respect to any property unless:

(A) the Issuer or such Restricted Subsidiary would be entitled to (A) Incur Indebtedness in an amount equal to the Attributable Debt with respect to such Sale/Leaseback Transaction pursuant to Section 4.02 and (B) create a Lien on such property securing such Attributable Debt without equally and ratably securing the Notes pursuant to Section 4.07;

(B) the net proceeds received by the Issuer or any Restricted Subsidiary in connection with such Sale/Leaseback Transaction are at least equal to the fair value (as determined by the Board of Directors of the Issuer) of such property; and

(C) the Issuer applies the proceeds of such transaction in compliance with Section 4.05.

4.09 FUTURE GUARANTORS.

From and after the Effective Date, the Issuer will cause each domestic Restricted Subsidiary (other than (i) any Excluded Subsidiary and (ii) any Restricted Subsidiary prohibited from providing a Guarantee by any agreement governing Non-Recourse Indebtedness (or the terms of the relevant partnership agreement, limited liability company operating agreement or other governing document of the entity that is the borrower (or the direct parent of the borrower) under any Non-Recourse Indebtedness), any joint venture agreement or the terms of any Co-investment Vehicle or any separate account or investment program managed, operated or sponsored by an Investment Subsidiary) to execute and deliver to the Trustee a Guaranty Agreement pursuant to which such domestic Restricted Subsidiary will Guarantee payment of the Notes on the same terms and conditions as those set forth in the Indenture.

A Restricted Subsidiary required to provide a Guaranty Agreement shall execute a Guaranty Agreement in the form of a supplemental indenture in the form of Exhibit C hereto and deliver an Opinion of Counsel to the Trustee to the effect such the supplemental indenture has been duly authorized, executed and delivered by such Restricted Subsidiary and constitutes a valid and binding obligation of such Restricted Subsidiary, enforceable against such Restricted Subsidiary in accordance with its terms (subject to customary exceptions).

For the avoidance of doubt, the Issuer may, in its sole discretion, but is not required to, cause any Excluded Subsidiary to execute and deliver to the Trustee a Guaranty Agreement.

Notwithstanding anything to the contrary set forth above in this Section 4.09, this Section 4.09 will be subject to Section 4.16.

4.10 FINANCIAL REPORTS.

This Section 4.10 shall apply to the Notes in lieu of Section 4.2 of the Base Indenture, which shall be deemed to be replaced in its entirety by this Section 4.10 for purposes of the Notes.

So long as any Notes are outstanding:

(a) At any time the Issuer is not required to be subject to the reporting requirements of Section 13(a) or 15(d) of the Exchange Act, the Issuer shall furnish or make available to the Trustee (if not publicly available on the SEC’s EDGAR system):

(i) as soon as available, but in any event within 120 days after the end of each fiscal year of the Parent, a consolidated balance sheet of the Parent and its Subsidiaries as at the end of such fiscal year, and the related consolidated statements of income or operations, changes in shareholders’ equity, and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, audited and accompanied by a report and opinion of the Parent’s independent auditors; together with a “Management’s Discussion and Analysis of Financial Condition and Results of Operations” with respect to such financial statements substantially similar to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” with respect to the consolidated financial statements of Parent included in the Offering Memorandum, it being understood that the Parent shall not be required to include any separate consolidating financial information with respect to the Parent, any Subsidiary Guarantor or any other Affiliate of the Parent, or any segment reporting, reporting with respect to non-consolidated subsidiaries, separate financial statements or information for the Parent, any Subsidiary Guarantor or any other Affiliate of the Parent;

(ii) as soon as available, but in any event within 60 days after the end of each of the first three fiscal quarters of each fiscal year of the Parent, a consolidated balance sheet of the Parent and its Subsidiaries as at the end of such fiscal quarter, the related consolidated statements of income or operations for such fiscal quarter and for the portion of the Parent’s fiscal year then ended, and the related consolidated statements of changes in shareholders’ equity, and cash flows for the portion of the Parent’s fiscal year then ended, in each case setting forth in comparative form, as applicable, the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail, certified by the chief executive officer, chief financial officer, treasurer or controller of the Parent as fairly presenting in all material respects the financial condition, results of operations, shareholders’ equity and cash flows of the Parent and its Subsidiaries in accordance with GAAP; together with a “Management’s Discussion and Analysis of Financial Condition and Results of Operations” with respect to such financial statements substantially similar to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” with respect to the consolidated financial statements of the Parent included in the Offering Memorandum, it being understood that the Parent shall not be required to include any separate consolidating financial information with respect to the Parent, any Subsidiary Guarantor or any other Affiliate of the Parent, or any segment reporting, reporting with respect to non-consolidated subsidiaries, separate financial statements or information for the Parent, any Subsidiary Guarantor or any other Affiliate of the Parent; and

(iii) information substantially similar to the information that would be required to be included in a Current Report on Form 8-K (as in effect on the Issue Date) filed with the SEC by the Issuer (if the Issuer were required to prepare and file such form) pursuant to Item 1.03 (Bankruptcy or Receivership) or Item 5.01 (Changes in Control of Registrant) of such form and no other Item required by Current Report on Form 8-K, within fifteen (15) days after the date of filing that would have been required for a Current Report on Form 8-K. In addition, to the extent not satisfied by the foregoing, for so long as the Notes of any series remain subject to this paragraph (a), the Issuer will furnish to holders thereof and prospective investors in such Notes, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) (as in effect on the Issue Date).

In connection with this covenant in this Section 4.10(a), it being understood that the Issuer shall not be required to (a) comply with Section 302, Section 404 and Section 906 of the Sarbanes Oxley Act of 2002, as amended, or related Items 307, 308 and 308T of Regulation S-K under the Securities Act or (b) comply with Rule 3-05, Rule 3-09, Rule 3-10 and Rule 3-16 of Regulation S-X under the Securities Act.

(b) Substantially concurrently with the furnishing or making available to the Trustee of the information specified in paragraph (a) above pursuant thereto, the Issuer shall also (1) use its commercially reasonable efforts (x) (i) to post copies of such reports on such website as may be then maintained by the Issuer, or (ii) to post copies of such reports on a website (which may be nonpublic) to which access is given to holders, prospective investors in the Notes (which prospective investors shall be limited to “qualified institutional buyers” within the meaning of Rule 144A that certify their status as such to the reasonable satisfaction of the Issuer), and securities analysts (to the extent providing research and analysis of investment in the Notes to investors and prospective investors therein) and market-making financial institutions reasonably satisfactory to the Issuer, or (iii) otherwise to provide substantially comparable availability of such reports (as determined by the Issuer in good faith, which determination shall be conclusive) (it being understood that, without limitation, making such reports available on Bloomberg or another private electronic information service shall constitute substantially comparable availability) and (y) within fifteen (15) Business Days after furnishing or making available to the Trustee the quarterly reports required by paragraph (a) above, to hold a conference call with the holders of such Notes to discuss such quarterly reports, provided that upon notice to the Holders, the Issuer may postpone a scheduled call for a period of time not to exceed 60 days if the Board of Directors or senior management reasonably determine that there is a valid business purpose for the postponement, or (2) to the extent the Issuer determines in good faith that it cannot make such reports available in the manner described in the preceding clause (1) after the use of its commercially reasonable efforts, furnish such reports to the holders of the Notes, upon their request; provided, however that, no less than 90 days prior to the date any such report is required to be delivered, the Holders of a majority in principal amount of the outstanding Notes of a series may, by written notice to the Issuer and to the Trustee, require all such future reports to be posted on a publicly accessible website. The Issuer may condition the delivery of any such reports to such holders, prospective investors in the Notes of such series, and securities analysts and market-making financial institutions on the agreement of such Persons to (i) treat all such reports (and the information contained therein) and information as confidential, (ii) not use such reports and the information contained therein for any purpose other than their investment or potential investment in the Notes and (iii) not publicly disclose any such reports (and the information contained therein) and information.

(c) At any time the Issuer is subject to the reporting requirements of Sections 13(a) or 15(d) of the Exchange Act, the Issuer will file with the SEC and make available to the Noteholders and deliver a copy to the Trustee within fifteen (15) days after it files them with the SEC such annual reports and such information, documents and other reports as are specified in Sections 13(a) and 15(d) of the Exchange Act and applicable to a U.S. corporation subject to such Sections, such information, documents and other reports to be so filed with the SEC at the times specified for the filings of such information, documents and reports under such Sections; provided, however, that the Issuer shall not be so obligated to file such reports with the SEC if the SEC does not permit such filing, in which event the Issuer will make available such information to Noteholders and deliver a copy to the Trustee within fifteen (15) days after the time the Issuer would be required to file such information with the SEC if it were subject to Sections 13(a) or 15(d) of the Exchange Act;

provided further, however, that (a) so long as the Parent is the Guarantor of the Notes, the reports, information and other documents required to be filed and provided as set forth in this Section 4.10 may, at the Issuer’s option, be filed by and be those of the Parent rather than the Issuer; and (b) in the event that the Parent conducts any business or holds any significant assets other than the Capital Stock of the Issuer at the time of filing and providing any such report, information or other document containing financial statements of the Parent, the Parent shall include in such report, information or other document summarized financial information (as defined in Rule 1-02(bb) of Regulation S-X promulgated by the SEC) with respect to the Issuer; provided further, however, that in no event shall the Issuer or the Parent be required to make available to the Trustee or Noteholders any material for which the Issuer or the Parent is seeking, or has received, confidential treatment by the SEC, or any correspondence with the SEC or its staff.

For purposes of this Section 4.10, reports, information and documents publicly available on the SEC’s EDGAR system (or any successor thereto) shall be deemed to be available to the Trustee and Noteholders. Delivery of reports to the Trustee is for informational purposes only, and the Trustee’s receipt thereof shall not constitute actual or constructive notice or actual or constructive knowledge of any information contained therein or determinable from information contained therein including compliance with any covenants under the Indenture (as to which the Trustee is entitled to rely exclusively upon Officer’s Certificates). The Trustee shall not be obligated to monitor or confirm on a continuing basis or otherwise, the Issuer’s, Parent’s, any Subsidiary Guarantor’s or any other Person’s compliance with the covenants described in this Indenture or with respect to any reports or other documents filed with the SEC or on EDGAR or under this Indenture or participate in any conference calls.

4.11 DESIGNATION OF RESTRICTED AND UNRESTRICTED SUBSIDIARIES.

(A) The Board of Directors or the Audit Committee or the Parent’s management may designate any Subsidiary of the Issuer (including any newly acquired or newly formed Subsidiary) to be an Unrestricted Subsidiary unless such Subsidiary or any of its Subsidiaries owns any Capital Stock or Indebtedness of, or holds any Lien on any property of, the Issuer or any other Subsidiary of the Issuer that is not a Subsidiary of the Subsidiary to be so designated; provided, however, that either (A) the Subsidiary to be so designated has total assets of one thousand dollars ($1,000) or less or (B) if such Subsidiary has assets greater than one thousand dollars ($1,000), such designation would be permitted under Section 4.03.

(B) The Board of Directors or the Audit Committee or the Parent’s management may designate any Unrestricted Subsidiary to be a Restricted Subsidiary (which designation, if not by the Board of Directors or the Audit Committee of the Board of Directors, will be evidenced in an Officer’s Certificate that is delivered to the Trustee); provided, however, that immediately after giving effect to such designation (A) the Issuer could Incur one dollar ($1.00) of additional Indebtedness pursuant to Section 4.02(A) (irrespective of whether such Section 4.02(A) remains in effect) and (B) no Default shall have occurred and be continuing. Any such designation by the Board of Directors shall be evidenced to the Trustee by promptly filing with the Trustee a copy of the resolution of the Board of Directors giving effect to such designation and an Officer’s Certificate certifying that such designation complies with this Section 4.11(B).

(C)

(i)

A Subsidiary previously designated an Unrestricted Subsidiary which at any time fails to meet the qualifications set forth in Section 4.11(A) will be deemed to become at that time a Restricted Subsidiary, subject to the consequences set forth in Section 4.11(E).

(ii)	The Board of Directors may designate an Unrestricted Subsidiary to be a Restricted Subsidiary if the designation would not cause a Default.

(iii)	Once designated as an Unrestricted Subsidiary, such Unrestricted Subsidiary will remain an Unrestricted Subsidiary, subject to Section 4.11(F).

(D) Upon a Restricted Subsidiary becoming an Unrestricted Subsidiary:

(i)

all existing Investments of the Issuer and the Restricted Subsidiaries therein (valued at the Issuer’s proportional share of the fair market value of its assets less liabilities) will be deemed made at that time;

(ii)	all existing transactions between it and the Issuer or any Restricted Subsidiary will be deemed entered into at that time;

(iii)	such Unrestricted Subsidiary is released at that time from its Guaranty, if any; and

(iv)	such Unrestricted Subsidiary will cease to be subject to the provisions of the Indenture as a Restricted Subsidiary.

(E) Upon an Unrestricted Subsidiary becoming, or being deemed to become, a Restricted Subsidiary:

(i)	all of its Indebtedness and Disqualified Stock or Preferred Stock will be deemed Incurred at that time for purposes of Section 4.02;

(ii)	Investments therein previously charged under Section 4.03 will be credited thereunder;

(iii)	it may be required to issue a Guaranty Agreement of the Notes pursuant to Section 4.09; and

(iv)	it will thenceforward be subject to the provisions of the Indenture as a Restricted Subsidiary.

(F) Any designation by the Board of Directors of a Subsidiary as a Restricted Subsidiary or Unrestricted Subsidiary will be evidenced to the Trustee by promptly filing with the Trustee a copy of the Board Resolution giving effect to the designation and an Officer’s Certificate certifying that the designation complied with the foregoing provisions.

4.12 COMPLIANCE CERTIFICATES.

This Section 4.12 shall apply to the Notes in lieu of Section 4.3 of the Base Indenture, which shall be deemed to be replaced in its entirety by this Section 4.12 for purposes of the Notes.

(A) If any Notes are outstanding, the Issuer shall deliver to the Trustee, within one hundred and twenty (120) days after the end of each fiscal year of the Issuer, an Officer’s Certificate (executed by the Chief Executive Officer or Chief Financial Officer of the Issuer) stating that (x) such officer has conducted or supervised a review of the activities of the Issuer and its Restricted Subsidiaries for the previous fiscal year and their performance under the Indenture and (y) to the knowledge of such officer, each Default, if any, that has occurred during the previous fiscal year of the Issuer and its nature and status.

(B) The Issuer shall deliver to the Trustee, within thirty (30) days after the occurrence of any event that would constitute a Default, an Officer’s Certificate specifying such Default, its status and what action the Issuer is taking or proposes to take in respect thereof.

4.13 EXISTENCE.

This Section 4.13 shall apply to the Notes in lieu of Section 4.5 of the Base Indenture, which shall be deemed to be replaced in its entirety by this Section 4.13 for purposes of the Notes.

The Issuer will do or cause to be done all things necessary to preserve and keep in full force and effect its existence and the existence of each of its Restricted Subsidiaries in accordance with its and their respective organizational documents, and the material rights, licenses and franchises of the Issuer and each Restricted Subsidiary, provided, however, that the Issuer is not required to preserve any such right, license or franchise, or the existence of any Restricted Subsidiary, if the maintenance or preservation thereof is no longer desirable in the conduct of the business of the Issuer and its Restricted Subsidiaries taken as a whole; provided, further, that this Section 4.13 shall not prohibit any transaction otherwise permitted by Section 4.05 or Article V.

4.14 PAYMENT OF TAXES AND OTHER CLAIMS.

The Issuer will pay or discharge, and cause each of its Subsidiaries to pay or discharge before the same become delinquent (i) all material taxes, assessments and governmental charges levied or imposed upon the Issuer or any Subsidiary or its income or profits or property, and (ii) all material lawful claims for labor, materials and supplies that, if unpaid, might by law become a Lien upon the property of the Issuer or any Subsidiary, other than any such tax, assessment, charge or claim the amount, applicability or validity of which is being contested in good faith by appropriate proceedings and for which adequate reserves have been established.

4.15 MAINTENANCE OF PROPERTIES AND INSURANCE.

(A) The Issuer will cause all properties (other than immaterial properties) used or useful in the conduct of its business or the business of any of its Restricted Subsidiaries to be maintained and kept in good condition, repair and working order as in the judgment of the Issuer may be necessary so that the business of the Issuer and its Restricted Subsidiaries may be properly and advantageously conducted at all times; provided, however, that nothing in this Section 4.15 shall prevent the Issuer or any Restricted Subsidiary from discontinuing the use, operation or maintenance of any of such properties or disposing of any of them, if such discontinuance or disposal is, in the judgment of the Issuer, desirable in the conduct of the business of the Issuer and its Restricted Subsidiaries taken as a whole.

(B) The Issuer will provide or cause to be provided, for itself and its Restricted Subsidiaries, insurance (including appropriate self-insurance) against loss or damage of the kinds customarily insured against by corporations similarly situated and owning like properties, including, but not limited to, products liability insurance and public liability insurance, with reputable insurers, in such amounts, with such deductibles and by such methods as are customary for corporations similarly situated in the industry in which the Issuer and its Restricted Subsidiaries are then conducting business.

4.16 SUSPENSION OF APPLICABILITY OF CERTAIN COVENANTS UPON ACHIEVING CERTAIN RATINGS.

Notwithstanding anything to the contrary in the Indenture, the Notes or the Guaranties, if on any date following the Issue Date,

(A) the Notes are rated by two (2) or more of any of Moody’s, S&P and Fitch as Baa3 or better (in the case of Moody’s) or BBB- or better (in the case of S&P or Fitch) (or, if any such entity ceases to rate the Notes for reasons outside of the control of the Issuer, the equivalent investment grade credit rating from any other “nationally recognized statistical rating organization”, as defined in Section 3(a)(62) of the Exchange Act, selected by the Issuer as a replacement agency); and

(B) no Default or Event of Default shall have occurred and be continuing,

then, beginning on such date and subject to the provisions of the following paragraph:

(i) the covenants in Sections 4.02, 4.03, 4.04 and 4.05 and in Section 5.01(C) will be suspended;

(ii) the Subsidiary Guaranty of each Subsidiary Guarantor will be automatically and unconditionally released and discharged, without the need of any action on the part of such Subsidiary Guarantor, the Parent or the Trustee or otherwise (subject to reinstatement as provided below), provided that at the time the conditions set forth in clauses (A) and (B) of this Section 4.16 are satisfied, there is no outstanding Indebtedness of the Parent, the Issuer or any Restricted Subsidiary that is Guaranteed by such Subsidiary Guarantor (other than pursuant to (x) a Guarantee that would constitute a Permitted Non-Recourse Carve-Out Guarantee or (y) Guarantees that, together with all other Guarantees relying on the exception set forth in this clause (y), do not in the aggregate exceed the greater of (1) three hundred and fifty million dollars ($350,000,000) and (2) five percent (5%) of Total Assets);

(iii) the provisions of Section 4.09 will be suspended with respect to the requirement to issue any Subsidiary Guaranty that would qualify to be suspended pursuant to the preceding clause (ii); and

(iv) the requirements set forth in Section 5.01(C) will be suspended;

As soon as reasonably practicable following each such suspension, if any, the Company shall provide notice of the same to the Trustee and the Holders.

For the avoidance of doubt, if the condition set forth in the proviso to of clause (ii) above ceases to be satisfied with respect to a Subsidiary whose Subsidiary Guaranty is suspended in accordance with such clause (ii), then such suspension will automatically lapse and the Issuer will cause such Subsidiary to become a Guarantor in accordance with Section 4.09 to the extent required by the terms of Section 4.09.

Notwithstanding the foregoing, if, after such a suspension has commenced, the condition set forth in Section 4.16(A) ceases to be satisfied, then (1) the foregoing covenants and provisions will be reinstituted as of and from the date of such rating decline; and (2) the suspension of each Subsidiary Guaranty pursuant to clause (ii) above will terminate, without the need for any action by the Issuer, any Subsidiary Guarantor, the Parent or the Trustee or otherwise, and such Subsidiary Guaranty shall be automatically reinstated and the Issuer shall cause such Subsidiary Guarantor to take all actions necessary or appropriate to evidence such Subsidiary Guaranty. For the avoidance of doubt, calculations under the reinstated covenant in Section 4.03 will be made as if such covenant had been in effect since April 1, 2011, except that no default will be deemed to have occurred solely by reason of a Restricted Payment made prior to the Issue Date or during the time such that covenant was suspended.

4.17 ACTIVITIES OF THE ISSUER.

Notwithstanding anything to the contrary in this Indenture, the Issuer shall be permitted to consummate the Merger and conduct such other activities as are necessary, advisable or appropriate to consummate the Merger.

V. SUCCESSORS

This Article V shall apply to the Notes in lieu of Article V of the Base Indenture, which shall be deemed to be replaced in its entirety by this Article V for purposes of the Notes.

5.01 WHEN ISSUER MAY MERGE, ETC.

The Issuer will not consolidate with or merge with or into, or convey, transfer or lease, in one transaction or a series of transactions, directly or indirectly, all or substantially all its assets to, any Person, unless:

(A) the resulting, surviving or transferee Person (the “Successor Company”) shall be a Person organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and the Successor Company (if not the Issuer) shall expressly assume, by an indenture supplemental thereto, executed and delivered to the Trustee, all the obligations of the Issuer under the Notes and the Indenture;

(B) immediately after giving pro forma effect to such transaction (and treating any Indebtedness which becomes an obligation of the Successor Company or any Subsidiary as a result of such transaction as having been Incurred by such Successor Company or such Subsidiary at the time of such transaction), no Default shall have occurred and be continuing;

(C) immediately after giving pro forma effect to such transaction, the Successor Company would be able to Incur an additional one dollar ($1.00) of Indebtedness pursuant to Section 4.02(A); and

(D) the Issuer shall have delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that such consolidation, merger or transfer and such supplemental indenture (if any) comply with the Indenture;

provided, however, that clause (C) will not be applicable to (x) a Restricted Subsidiary consolidating with, merging into or transferring all or part of its properties and assets to the Issuer or (y) the Issuer merging with an Affiliate of the Issuer solely for the purpose and with the sole effect of reincorporating the Issuer in another jurisdiction.

The Successor Company will be the successor to the Issuer and shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under the Indenture, and the predecessor Issuer, except in the case of a lease, shall be released from the obligation to pay the principal of and interest on the Notes.

5.02 WHEN SUBSIDIARY GUARANTORS MAY MERGE, ETC.

The Issuer will not permit any Subsidiary Guarantor to consolidate with or merge with or into, or convey, transfer or lease, in one transaction or a series of transactions, all or substantially all of its assets to any Person unless:

(A) except in the case of a Subsidiary Guarantor that has been disposed of in its entirety to another Person (other than to the Issuer or an Affiliate of the Issuer), whether through a merger, consolidation or sale of Capital Stock or assets, if in connection therewith the Issuer provides an Officer’s Certificate to the Trustee stating that the Issuer will comply with its obligations under Section 4.05 in respect of such disposition, the resulting, surviving or transferee Person (if not such Subsidiary) shall be a Person organized and existing under the laws of the jurisdiction under which such Subsidiary was organized or under the laws of the United States of America, or any State thereof or the District of Columbia, and such Person shall expressly assume, by a Guaranty Agreement, all the obligations of such Subsidiary, if any, under its Subsidiary Guaranty;

(B) immediately after giving effect to such transaction or transactions on a pro forma basis (and treating any Indebtedness which becomes an obligation of the resulting, surviving or transferee Person as a result of such transaction as having been issued by such Person at the time of such transaction), no Default shall have occurred and be continuing; and

(C) the Issuer delivers to the Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that such consolidation, merger or transfer and such Guaranty Agreement, if any, complies with the Indenture.

5.03 WHEN THE PARENT MAY MERGE, ETC.

Other than in connection with the Merger, the Parent will not consolidate with or merge with or into, or convey, transfer or lease, in one transaction or a series of transactions, all or substantially all of its assets to any Person unless:

(A) the resulting, surviving or transferee Person (if not the Parent) shall be a Person organized and existing under the laws of the United States of America, any State thereof or the District of Columbia, and such Person shall expressly assume, by a Guaranty Agreement, all the obligations of the Parent, if any, under its Guaranty;

(B) immediately after giving effect to such transaction or transactions on a pro forma basis (and treating any Indebtedness which becomes an obligation of the resulting, surviving or transferee Person as a result of such transaction as having been issued by such Person at the time of such transaction), no Default shall have occurred and be continuing; and

(C) the Issuer delivers to the Trustee an Officer’s Certificate stating that such consolidation, merger or transfer and such Guaranty Agreement, if any, complies with the Indenture.

VI. DEFAULTS AND REMEDIES

6.01 EVENTS OF DEFAULT.

In lieu of the Events of Default enumerated in Section 6.1 of the Base Indenture, an “Event of Default” is deemed to occur with respect to the Notes if and only if:

(i)	a default in the payment of interest on the Notes when due, continued for thirty (30) days;

(ii)	a default in the payment of principal of any Note when due at its Stated Maturity, upon redemption, upon required purchase, upon declaration of acceleration or otherwise;

(iii)	the failure by the Issuer or any Guarantor to comply with its obligations under Article V;

(iv)

the failure by the Issuer or any Guarantor, as the case may be, to comply for sixty (60) days after receipt of written notice with any of its agreements contained in the Indenture (other than any other agreement specifically referred to in any of the other clauses of this definition of Event of Default), including its obligations under Sections 4.01 (other than a failure to purchase Notes), 4.02, 4.03, 4.04, 4.05 (other than a failure to purchase Notes), 4.06, 4.07, 4.08 or 4.09;

(v)

the failure by the Issuer or the Parent, as the case may be, to comply for one hundred and eighty (180) days after receipt of written notice with any of its obligations under Section 4.10 (provided that, if applicable, failure by the Issuer or the Parent to comply with the provisions of TIA §314(a) will not in itself be deemed a Default or an Event of Default under the Indenture);

(vi)

(a) Indebtedness (other than Non-Recourse Indebtedness) of the Issuer, any Subsidiary Guarantor or any Significant Subsidiary is not paid within any applicable grace period after final maturity or is accelerated by the holders thereof because of a default and the total amount of such Indebtedness unpaid or accelerated exceeds the greater of (x) seventy five million dollars ($75,000,000) and (y) one percent (1.0%) of Total Assets;

(vii)

an involuntary case or other proceeding is commenced against the Issuer, any Subsidiary Guarantor or any Significant Subsidiary with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding remains undismissed and unstayed for a period of sixty (60) days; or an order for relief is entered against the Issuer, any Subsidiary Guarantor or any Significant Subsidiary under the federal bankruptcy laws as now or hereafter in effect;

(viii)

the Issuer, any Subsidiary Guarantor or any Significant Subsidiary (i) commences a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consents to the entry of an order for relief in an involuntary case under any such law; (ii) consents to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer, any Subsidiary Guarantor or any Significant Subsidiary or for all or substantially all of the property and assets of the Issuer, any Subsidiary Guarantor or any Significant Subsidiary; or (iii) effects any general assignment for the benefit of creditors (an Event of Default specified in clause (vii) or this clause (viii) a “bankruptcy default”); or

(ix)

any final judgment or decree for the payment of money (other than judgments which are covered by enforceable insurance policies issued by solvent carriers) in excess of the greater of seventy five million dollars ($75,000,000) and (y) one percent (1.0%) of Total Assets is entered against the Issuer, any Subsidiary Guarantor or any Significant Subsidiary, remains outstanding for a period of sixty (60) consecutive days following such judgment becoming final and is not discharged, waived or stayed within ten (10) days after notice; or

(x)

the Parent Guaranty or a Subsidiary Guaranty ceases to be in full force and effect (other than in accordance with the terms of such Guaranty) or a Guarantor denies or disaffirms its obligations under its Guaranty;

provided, however, that a default under clause (iv), (v) or (ix) will not constitute an Event of Default until the Trustee notifies the Issuer or the Holders of twenty five percent (25%) in aggregate principal amount of the outstanding Notes notify the Issuer with a copy to the Trustee of the default in writing and the Issuer does not cure such default within the time specified after receipt of such notice; provided that a notice of Default with respect to any action taken, and reported publicly or to holders more than two years prior to such notice of Default, may not be given and any such notice shall be invalid and have no effect. Such notice must specify the Default, demand that it be remedied and state that such notice is a “Notice of Default.” When a Default of an Event of Default is cured, it ceases.

6.02 ACCELERATION; RESCISSION AND ANNULMENT.

This Section 6.02 shall apply to the Notes in lieu of Sections 6.2 and 6.13 of the Base Indenture, which shall be deemed to be replaced in its entirety by this Section 6.02 for purposes of the Notes.

If an Event of Default, other than a bankruptcy default with respect to the Issuer, occurs and is continuing, then the Trustee or the Holders of at least twenty five percent (25%) in aggregate principal amount of the outstanding Notes may, by written notice to the Issuer (and to the Trustee if the notice is given by the Holders), declare the principal of and accrued but unpaid interest, if any, on all the Notes to be immediately due and payable. Upon such declaration, such principal and interest shall be due and payable immediately. However, if a bankruptcy default with respect to the Issuer occurs and is continuing, then the principal of and interest on all the Notes will ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holders of the Notes.

In the event of any Event of Default specified under Section 6.01(vi), such Event of Default and all consequences thereof (excluding any resulting payment default, other than as a result of acceleration of Notes) shall be annulled, waived and rescinded, automatically and without any action by the Trustee or the Holders, if, within thirty (30) days after such Event of Default arose: (a) Holders thereof have, pursuant to this Section 6.02, rescinded or waived the acceleration, notice or action (as the case may be) giving rise to such Event of Default; or (b) the default that is the basis for such Event of Default has been cured.

The Holders of a majority in principal amount of the outstanding Notes may, by written notice to the Issuer and to the Trustee, waive all past defaults and rescind and annul a declaration of acceleration and its consequences if:

(A) all existing Events of Default, other than the nonpayment of the principal of, and interest on, the Notes that have become due solely by the declaration of acceleration, have been cured or waived; and

(B) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction.

Except as otherwise provided in this Section 6.02, Section 9.02 and Section 6.8 of the Base Indenture, the Holders of a majority in principal amount of the outstanding Notes may, by notice to the Trustee, waive an existing Default and its consequences. Upon such waiver, the Default will cease to exist, and any Event of Default arising therefrom will be deemed to have been cured, but no such waiver will extend to any subsequent or other Default or impair any right consequent thereon.

6.03 LIMITATION ON SUITS.

This Section 6.03 shall apply to the Notes in lieu of Section 6.7 of the Base Indenture, which shall be deemed to be replaced in its entirety by this Section 6.03 for purposes of the Notes.

Except to enforce the right to receive payment of principal, premium (if any) or interest when due, no Holder of a Note may pursue any remedy with respect to the Indenture or the Notes unless:

(A) such Holder has previously given the Trustee written notice that an Event of Default is continuing;

(B) Holders of at least twenty five percent (25%) in aggregate principal amount of the outstanding Notes have requested the Trustee to pursue the remedy;

(C) such Holders have offered the Trustee security or indemnity satisfactory to it against any loss, liability or expense;

(D) the Trustee has not complied with such request within sixty (60) days after the receipt thereof and the offer of security or indemnity; and

(E) Holders of a majority in aggregate principal amount of the outstanding Notes have not given the Trustee a direction inconsistent with such request within such sixty (60) day period.

6.04 CONTROL BY HOLDERS.

For purposes of the Notes, Section 6.12(c) of the Base Indenture shall be deemed to be amended by adding, immediately after the words “personal liability” therein, the phrase “or would be unduly prejudicial to the rights of any other Holder”.

6.05 APPLICATION OF MONEY COLLECTION.

For purposes of the Notes, Section 6.6 of the Base Indenture shall be deemed to be amended by inserting, immediately before the period at the end of such Section, the phrase “or as otherwise directed by a court of competent jurisdiction”.

6.06 RESTORATION OF RIGHTS AND REMEDIES.

This Section 6.06 shall apply to the Notes in lieu of Section 6.9 of the Base Indenture, which shall be deemed to be replaced in its entirety by this Section 6.06 for purposes of the Notes.

If the Trustee or any Holder has instituted a proceeding to enforce any right or remedy under the Indenture and the proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to the Holder, then, subject to any determination in the proceeding, the Issuer, any Guarantors, the Trustee and the Holders will be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Issuer, any Guarantors, the Trustee and the Holders will continue as though no such proceeding had been instituted.

VII. TRUSTEE

7.01 DUTIES OF TRUSTEE.

(A) For purposes of the Notes, Section 7.1(a) of the Base Indenture shall be deemed to be amended to read as follows: “If an Event of Default occurs and is not cured or waived, and a Responsible Officer of the Trustee has obtained actual knowledge of such Event of Default, the Trustee shall, in the exercise of its rights and powers vested in it by the Indenture, use the degree of care of a prudent person in similar circumstances in the conduct of such person’s own affairs.”

(B) For purposes of the Notes, Section 7.1(b)(i) of the Base Indenture shall be deemed to be amended to read as follows: “The duties of the Trustee shall be determined solely by the express provisions of the Indenture, and the Trustee need perform only those duties that are specifically set forth in the Indenture, and no implied covenants or obligations shall be read into the Indenture against the Trustee.”

(C) For purposes of the Notes, Section 7.1(e) of the Base Indenture shall be deemed to be amended to read as follows: “The Trustee will be under no obligation to exercise any of its rights or powers under the Indenture at the request or direction of any Holder of Notes, unless such Holder shall have offered to the Trustee security and/or indemnity satisfactory to it against any loss, liability or expense (including reasonable attorneys’ fees and expenses).”

7.02 NOTICE OF DEFAULTS.

This Section 7.02 shall apply to the Notes in lieu of Section 7.5 of the Base Indenture, which shall be deemed to be replaced in its entirety by this Section 7.02 for purposes of the Notes.

If a Default or Event of Default occurs and is continuing, Trustee shall mail to each Holder of the Notes notice of such Default or Event of Default within ninety (90) days after it occurs or, if later, after a Responsible Officer of the Trustee has obtained actual knowledge of such Default or Event of Default. Except in the case of a Default in the payment of principal of or interest on any Note, the Trustee may withhold notice if and so long as a committee of its trust officers determines that withholding notice is not opposed to the interest of the Holders of the Notes.

7.03 AMENDMENTS TO THE BASE INDENTURE.

Notwithstanding anything to the contrary in the Base Indenture, for purposes of the Notes:

(A) the second (2nd) paragraph of Section 7.7 of the Base Indenture is deemed to be amended by (x) replacing the phrase “performance of its duties” with the phrase “performance of its powers and duties”; and (y) deleting the clause “, unless and to the extent that the Company is materially prejudiced thereby”;

(B) the fourth (4th) paragraph of Section 7.7 of the Base Indenture is deemed to be amended by deleting the phrase “, except that held in trust to pay principal of and interest on particular Securities of that Series”;

(C) the reference in the fifth (5th) paragraph of Section 7.7 of the Base Indenture to Section 6.1(f) or (g) of the Base Indenture shall be deemed instead to be references to Sections 6.01(vii) or 6.01(viii) hereof;

(D) the following sentence shall be added at the end of Section 7.7 of the Base Indenture: “Notwithstanding anything herein to the contrary, a Default by the Issuer or any Guarantor under this Section 7.7 may be waived only by the Trustee.”; and

(E) the number 60 in the fourth (4th) paragraph of Section 7.8 of the Base Indenture shall be deemed to be replaced with the number 30;

(F) Section 7.8 of the Base Indenture shall be deemed to be amended by adding the following sentence immediately after the second sentence of the second paragraph thereof: “If the Trustee is no longer eligible under Section 7.10 or in the circumstances described in TIA §310(b), any Holder that satisfies the requirements of TIA §310(b) may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.”;

(G) Section 7.8 of the Base Indenture shall be deemed to be amended by replacing the first sentence of the third paragraph thereof with the following sentence: “If the Trustee has been removed by the Holders, Holders of a majority in principal amount of the Notes may appoint a successor Trustee with the consent of the Issuer. Otherwise, if the Trustee resigns or is removed, or if a vacancy exists in the office of Trustee for any reason, the Issuer shall promptly appoint a successor Trustee.”; and

(H) Section 9.7 of the Base Indenture shall be deemed to be amended as follows

(i)	striking the clause “(subject to Section 7.1)”; and

(ii)

deleting the second (2nd) sentence of Section 9.7 in its entirety and replacing it with: “The Trustee shall sign all supplemental indentures upon delivery of such an Officer’s Certificate or Opinion of Counsel or both, except that the Trustee need not sign any supplemental indenture that would adversely affect the Trustee’s rights, protections, privileges, immunities, indemnities, duties, obligations or limitations of liability under the Indenture.”

7.04 AUTHORIZATION TO ENTER ESCROW DOCUMENTS.

By its receipt of a Note, each Holder shall be deemed to authorize and direct the Trustee to enter into and perform its obligations under the Escrow Agreement.

VIII. DEFEASANCE; SATISFACTION AND DISCHARGE

This Article VIII shall apply to the Notes in lieu of Article VIII of the Base Indenture, which shall be deemed to be replaced in its entirety by this Article VIII for purposes of the Notes. Except as specifically provided in this Article VIII, none of the Issuer’s obligations under the Indenture will be discharged.

8.01 DISCHARGE OF OBLIGATIONS OF THE ISSUER AND THE GUARANTORS.

(A) Subject to Section 8.01(B), the Issuer’s obligations under the Notes and with respect to the Notes under the Indenture, and each Guarantor’s obligations under its Guaranty, will terminate if:

(i)

all Notes previously authenticated and delivered (other than (i) destroyed, lost or stolen Notes that have been replaced; (ii) Notes that are paid; or (iii) Notes for whose payment money or U.S. Government Obligations have been held in trust and then repaid to the Issuer pursuant to Section 8.05) have been delivered to the Trustee for cancellation and the Issuer has paid all sums payable by it under the Indenture; or

(ii)

(a) the Notes mature within sixty (60) days, or all of them are to be called for redemption within sixty (60) days under arrangements satisfactory to the Trustee for giving the notice of redemption;

(b) the Issuer irrevocably deposits in trust with the Trustee, as trust funds solely for the benefit of the Holders, money or U.S. Government Obligations or a combination thereof sufficient, in the opinion of a nationally recognized investment bank, appraisal firm or firm of independent public accountants expressed in a written certificate (the “Accountant’s Certificate”) delivered to the

Trustee, without consideration of any reinvestment, to pay principal of and interest on the Notes to maturity or redemption, as the case may be, and to pay all other sums payable by it under the Indenture;

(c) no Default has occurred and is continuing on the date of such deposit;

(d) such deposit will not result in a breach or violation of, or constitute a default under, the Indenture or any other agreement or instrument to which the Issuer is a party or by which it is bound, and

(e) the Issuer delivers to the Trustee an Officer’s Certificate stating that all conditions precedent provided for in the Indenture relating to the satisfaction and discharge of the Indenture with respect to the Notes have been complied with.

(B) After satisfying the conditions in Section 8.01(A)(i), only the Issuer’s obligations under Section 7.7 of the Base Indenture will survive. After satisfying the conditions in Section 8.01(A)(ii), only the Issuer’s obligations in Article II of the Base Indenture, Article II hereof, Sections 2.4, 4.1, 7.7 and 7.8 of the Base Indenture and Sections 2.03, 8.05 and 8.06 hereof will survive. In either case, the Trustee, upon request of the Issuer and receipt by the Trustee of the Accountant’s Certificate, Officer’s Certificate and Opinion of Counsel referred to above, shall acknowledge in writing the discharge of the Issuer’s obligations with respect to the Notes under the Notes and the Indenture other than such surviving obligations.

8.02 LEGAL DEFEASANCE.

(A) After the one hundred and twenty third (123rd) day following the deposit referred to in clause (i) below, each of the Issuer and the Guarantors will be deemed to have paid and will be discharged from its obligations with respect to the Notes or the Guaranties under the Notes, the Guaranties and the Indenture, other than its obligations in Article II of the Base Indenture, Article II hereof, Sections 2.4, 2.7, 2.8, 4.1, 7.7 and 7.8 of the Base Indenture and Sections 2.03, 8.05 and 8.06 hereof, if:

(i)

the Issuer has irrevocably deposited in trust with the Trustee, as trust funds solely for the benefit of the Holders, money or U.S. Government Obligations or a combination thereof sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in an Accountant’s Certificate delivered to the Trustee, without consideration of any reinvestment, to pay principal of and interest on the Notes to maturity or redemption, as the case may be, provided that any redemption before maturity has been irrevocably provided for under arrangements reasonably satisfactory to the Trustee;

(ii)	no Default has occurred and is continuing on the date of such deposit or on the one hundred and twenty third (123rd) day following such deposit;

(iii)	such deposit will not result in a breach or violation of, or constitute a default under, the Indenture or any other agreement or instrument to which the Issuer is a party or by which it is bound;

(iv)	the Issuer has delivered to the Trustee:

(a) an Opinion of Counsel to the effect that the beneficial owners of the Notes will not recognize income, gain or loss for federal income tax purposes as a result of such deposit and defeasance and will be subject to U.S. federal income tax on the same amounts and in the same manner and at the same times as would have been the case if such deposit and defeasance had not occurred, which Opinion of Counsel must be based on a ruling of the Internal Revenue Service or other change in applicable federal income tax law; and

(b) an Opinion of Counsel to the effect that (i) the creation of the defeasance trust does not violate the Investment Company Act of 1940; (ii) the Holders have a valid first priority security interest in the trust funds (subject to customary exceptions); and (iii) after the passage of one hundred and twenty three (123) days after such deposit, the trust funds will not be subject to the effect of Section 547 of the U.S. Bankruptcy Code (or any successor thereto); and

(v)

the Issuer has delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel, in each case stating that all conditions precedent provided for in the Indenture relating to the defeasance have been complied with.

(B) Prior to the passage of one hundred and twenty three (123) days after the date of the deposit referred to above, none of the Issuer’s obligations under the Indenture will be discharged pursuant to this Section 8.02. Thereafter, the Trustee, upon request of the Issuer and receipt by the Trustee of the Accountant’s Certificate, Officer’s Certificate and Opinion of Counsel referred to above, shall acknowledge in writing, at the Issuer’s expense, the discharge of the obligations of the Issuer and the Guarantors with respect to the Notes or the Guaranties under the Notes, the Guaranties and the Indenture, except for the surviving obligations specified above.

(C) For the avoidance of doubt, if the Issuer exercises its rights under this Section 8.02, payment of the Notes may not be accelerated because of an Event of Default with respect thereto.

(D) The Issuer may exercise its rights under this Section 8.02 notwithstanding the Issuer’s prior exercise of its rights under Section 8.01.

8.03 COVENANT DEFEASANCE.

After the one hundred and twenty third (123rd) day following the deposit referred to in clause (i) of Section 8.02(A), the Issuer’s obligations under the Indenture and the Notes and with respect to the Notes under Sections 4.01 through 4.12 and Sections 4.14, 4.15 and 5.01(C) and each Guarantor’s obligations under its Guaranty, will terminate, and the Events of Default set forth in Sections 6.01(iv), 6.01(v), 6.01(vi), 6.01(vii) (with respect only to Significant Subsidiaries), 6.01(viii) (with respect only to Significant Subsidiaries), 6.01(ix) and 6.01(x) will no longer constitute Events of Default, if the Issuer has complied with clauses (i), (ii), (iii), (iv) and (v) of Section 8.02(A) (provided, however, that, in lieu of the Opinion of Counsel required by sub-clause (a) of such clause (iv), the Issuer may deliver a ruling received from the Internal Revenue Service to the effect that the Holders will not recognize income, gain or loss for federal income tax purposes as a result of the deposit or defeasance and will be subject to federal income tax on the same amount and in the same manner and at the same times as would otherwise have been the case if such deposit or defeasance had not occurred).

8.04 APPLICATION OF TRUST MONEY.

Subject to Section 8.05, the Trustee will hold in trust the money or U.S. Government Obligations deposited with it pursuant to Section 8.01, 8.02 or 8.03 and any applicable abandoned property laws, and apply the deposited money and the proceeds from deposited U.S. Government Obligations to the payment of principal of and interest on the Notes in accordance with the Notes and the Indenture. Such money and U.S. Government Obligations need not be segregated from other funds except to the extent required by law.

8.05 REPAYMENT TO ISSUER.

Subject to Section 7.7 of the Base Indenture and Sections 8.01, 8.02 or 8.03, the Trustee will promptly pay to the Issuer upon written request any money held by the Trustee that, in the opinion of a nationally recognized firm of independent public accountants or investment bank expressed in a written certification thereof delivered to the Trustee, is in excess of the amount thereof that would then have been required to be deposited for the purpose for which such monies were deposited, and thereupon the Trustee shall be relieved from all liability with respect to such money. Subject to applicable abandoned property law, the Trustee will pay to the Issuer upon written request any money held for payment with respect to the Notes that remains unclaimed for two (2) years, provided that before making such payment the Trustee may at the expense of the Issuer publish once in a newspaper of general circulation in New York City, or send to each Holder entitled to such money, notice that the money remains unclaimed and that after a date specified in the notice (at least thirty (30) days after the date of the publication or notice) any remaining unclaimed balance of money will be repaid to the Issuer. After payment to the Issuer, Holders entitled to such money must look solely to the Issuer for payment, unless applicable law designates another Person, and all liability of the Trustee with respect to such money will cease.

8.06 REINSTATEMENT.

If and for so long as the Trustee is unable to apply any money or U.S. Government Obligations held in trust pursuant to Section 8.01, 8.02 or 8.03 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Issuer’s obligations under the Indenture and the Notes will be reinstated as though no such deposit in trust had been made. If the Issuer makes any payment of principal of or interest on any Notes because of the reinstatement of its obligations, it will be subrogated to the rights of the Holders of such Notes to receive such payment from the money or U.S. Government Obligations held in trust.

8.07 INDEMNIFICATION OF TRUSTEE.

The Issuer shall pay and shall indemnify the Trustee against any tax, fee or other charge imposed on or assessed against U.S. Government Obligations deposited pursuant to this Article VIII or the interest and principal received in respect of such obligations other than any payable by or on behalf of Holders.

8.08 MANDATORY REDEMPTION.

(A) In the event that (i) the Escrow Agent shall not have received a Release Request on or prior to the Escrow Outside Date or (ii) the Parent shall notify the Escrow Agent in writing that the Parent has determined that no Escrow Release will occur on or prior to the Escrow Outside Date or (iii) the Parent shall notify the Escrow Agent and Trustee in writing that the Merger Agreement has been validly terminated (each such event being a “Special Mandatory Redemption Event”), the Issuer shall redeem all of the Notes (the “Special Mandatory Redemption”) at a price equal to 100.0% of the initial issue price of the Notes plus accrued and unpaid interest from the Issue Date, or from the most recent date to which interest has been paid or provided for, to but not including the Special Mandatory Redemption Date (as defined below) (the “Special Mandatory Redemption Price”). For the avoidance of doubt, the Special Mandatory Redemption of the Notes shall be without premium or penalty and net of any original issue discount and/or upfront fees in respect of the Notes that were payable on the Issue Date.

(B) Written notice of the occurrence of a Special Mandatory Redemption Event will be given by the Parent (a “Special Redemption Notice”) promptly (and in no event later than one Business Day) following the occurrence of a Special Mandatory Redemption Event, to the Trustee, the Escrow Agent and DTC. The Special Mandatory Redemption will occur on the date specified in the Special Redemption Notice that is not more than three Business Days after the Parent sends, directs the sending of, or otherwise provides such Special Redemption Notice (the date of such redemption, the “Special Mandatory Redemption Date”).

(C) The Escrow Account will not include cash to fund any accrued and unpaid interest on the Notes which is included in the Special Mandatory Redemption Price. In the event that the Special Mandatory Redemption Price payable upon such Special Mandatory Redemption for the Notes exceeds the amount of the Escrowed Property, Fairfax shall fund the difference between the value of the Escrowed Property and the Special Mandatory Redemption Price plus the fees and expenses of the Escrow Agent on or before 11:00 a.m. New York City time on the Special Mandatory Redemption Date pursuant to a commitment provided by Fairfax to Parent in accordance with the terms of a commitment letter to be delivered on or prior to the Issue Date.

(D) Upon the occurrence of the Effective Date, the provisions in this Section 8.08 regarding the Special Mandatory Redemption will cease to apply.

IX. AMENDMENTS

An amendment to the Indenture, the Notes or the Guaranties that amends, supplements or modifies the terms of this Supplemental Indenture, the Notes or the Guaranties must satisfy the requirements of this Article IX in lieu of the requirements of Article IX of the Base Indenture (other than Sections 9.4 through 9.7, inclusive, of the Base Indenture, as amended, which shall apply to the Notes). For the avoidance of doubt, the Base Indenture or any Security (other than the Notes) of a Series established pursuant to the Base Indenture may be amended as provided in Article IX of the Base Indenture. Sections 9.4 through 9.7, inclusive, of the Base Indenture, as amended, shall apply to the Notes mutatis mutandis.

9.01 WITHOUT CONSENT OF HOLDERS.

This Section 9.01 shall apply to the Notes in lieu of Section 9.1 of the Base Indenture, which shall be deemed to be replaced in its entirety by this Section 9.01 for purposes of the Notes.

Without the consent of any Holder of the Notes, the Issuer, the Guarantors and the Trustee may amend the Indenture to:

(i)	cure any ambiguity, omission, defect or inconsistency;

(ii)	provide for the assumption by a successor corporation of the obligations of the Issuer or any Guarantor under the Indenture;

(iii)	provide for uncertificated Notes in addition to or in place of certificated Notes (provided that the uncertificated Notes are issued in registered form for purposes of Section 163(f) of the Code);

(iv)	add guarantees or co-issuers with respect to the Notes, including any Subsidiary Guaranties, or to secure the Notes;

(v)	add to the covenants of the Issuer or any Guarantor for the benefit of the Holders of the Notes or to surrender any right or power conferred upon the Issuer or any Guarantor;

(vi)	make any change that does not materially adversely affect the rights of any Holder of the Notes;

(vii)	comply with any requirement of the SEC in connection with any required qualification of the Indenture under the TIA;

(viii)	conform the text of the Indenture, the Guaranties or the Notes to any provision set forth in the section of the Offering Memorandum under the caption “Description of the Notes”;

(ix)

amend the provisions of the Indenture relating to the transfer and legending of Notes; provided, however, that (i) compliance with the Indenture as so amended would not result in Notes being transferred in violation of the Securities Act or any applicable securities law and (ii) such amendment does not materially and adversely affect the rights of Holders to transfer Notes, except as required by law; or

(x)

provide for any transfer restrictions that apply to any Notes issued under the Indenture (other than the Notes issued on the Issue Date, and any Notes issued in exchange therefor or in substitution thereof) that, at the time of their original issuance, constitute “restricted securities” within the meaning of Rule 144 under the Securities Act or that are originally issued in reliance upon Regulation S under the Securities Act.

9.02 WITH CONSENT OF HOLDERS.

This Section 9.02 shall apply to the Notes in lieu of Sections 9.2 and 9.3 of the Base Indenture, which shall be deemed to be replaced in its entirety by this Section 9.02 for purposes of the Notes.

(A) Except as provided in Sections 6.2 and 6.8 of the Base Indenture or in Section 6.02 or 9.02(B) hereof, the Indenture may be amended with the consent of the Holders of a majority in principal amount of the Notes then outstanding (including consents obtained in connection with a tender offer or exchange for the Notes) and any past default or compliance with any provisions may also be waived with the consent of the Holders of a majority in principal amount of the Notes then outstanding.

(B) Without the consent of each Holder of an outstanding Note affected thereby, an amendment of or waiver to the Indenture may not:

(i)	reduce the amount of Notes whose Holders must consent to an amendment to the Indenture;

(ii)	reduce the rate of or extend the time for payment of interest on any Note;

(iii)	reduce the principal of or extend the Stated Maturity of any Note;

(iv)	reduce the amount payable upon the redemption of any Note or change the time at which any Note may be redeemed as set forth in Article III of the Base Indenture and Article III hereof.

(v)	make any Note payable in money other than that stated in the Notes;

(vi)

impair the right of any Holder of the Notes to receive payment of principal of and interest on such Holder’s Notes on or after the due dates therefor or to institute suit for the enforcement of any payment on or with respect to such Holder’s Notes;

(vii)	make any change to any provision in this Article IX that requires each Holder’s consent or to the waiver provisions of the Indenture;

(viii)	make any change in the ranking or priority of any Note or Guaranty that would adversely affect the Noteholders; or

(ix)	voluntarily release a Subsidiary Guarantor other than in accordance with the Indenture.

9.03 CONSENTS AS TO SUBSTANCE OF AMENDMENTS.

The consent of the Holders of the Notes is not necessary under the Indenture to approve the particular form of any proposed amendment, supplement or waiver. It is sufficient if such consent approves the substance of the proposed amendment, supplement or waiver.

9.04 NOTICE OF AMENDMENTS; EFFECTIVENESS.

An amendment, supplement or waiver under Section 9.02 will become effective on receipt by the Trustee of written consents from the Holders of the requisite percentage in principal amount of the outstanding Notes. After an amendment, supplement or waiver pursuant to Section 9.01 or 9.02 becomes effective, the Issuer shall deliver electronically, with respect to any Notes that are held in the form of one or more Global Securities, or mail to Holders of the Notes, a notice briefly describing such amendment, supplement or waiver. However, the failure to give such notice to all Holders of the Notes, or any defect therein, will not impair or affect the validity of the amendment, supplement or waiver.

9.05 EFFECT OF CONSENT.

This Section 9.05 shall apply to the Notes in lieu of Section 9.5 of the Base Indenture, which shall be deemed to be replaced in its entirety by this Section 9.05 for purposes of the Notes.

(A) After an amendment, supplement or waiver pursuant to this Article IX becomes effective, it will bind every Holder (and every subsequent Holder of a Note) unless it is of the type requiring the consent of each Holder affected. If such amendment, supplement or waiver is of the type requiring the consent of each Holder affected, then such amendment, supplement or waiver will bind each Holder that has consented to it and every subsequent Holder of a Note that evidences the same debt as the Note of the consenting Holder.

(B) If an amendment, supplement or waiver changes the terms of a Note, the Trustee may require the Holder to deliver it to the Trustee so that the Trustee may place an appropriate notation of the changed terms on the Note and return it to the Holder, or exchange it for a new Note that reflects the changed terms. The Trustee may also place an appropriate notation on any Note thereafter authenticated. However, the effectiveness of the amendment, supplement or waiver is not affected by any failure to annotate or exchange Notes in this fashion.

9.06 CONSENT FEES.

Neither the Issuer nor any Affiliate of the Issuer may, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee or otherwise, to any Holder for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of the Indenture or the Notes, unless such consideration is offered to all Holders and is paid to all Holders that so consent, waive or agree to amend in the timeframe set forth in solicitation documents relating to such consent, waiver or agreement.

9.07 TRUSTEE ENTITLED TO OFFICER’S CERTIFICATE AND OPINION OF COUNSEL.

In connection with any amendment, supplement or waiver pursuant to this Article IX, the Trustee shall be entitled to receive an Officer’s Certificate and an Opinion of Counsel, each stating that all conditions precedent to such amendment, supplement or waiver have been satisfied, that such amendment, supplement or waiver is authorized or permitted by the Indenture, and, with respect to such Opinion of Counsel, that such amendment, supplement or waiver is the legal, valid and binding obligation of the parties thereto, enforceable against it in accordance with its terms.

9.08 NET SHORT HOLDERS

(A) Each amendment, supplement, waiver or modification of the Indenture or the Notes as well as any other request, demand, authorization, direction, notice, consent or waiver under the Indenture, shall be binding and effective as to each Net Short Holder. By acceptance of a beneficial ownership interest in the Notes, each of the Notes Beneficial Owners shall be deemed to have agreed to not take any action, whether consenting, affirmatively not consenting or otherwise, for any amendment, supplement, waiver or modification of the Indenture or the Notes or otherwise give any request, demand, authorization, direction, notice, consent or waiver under the Indenture, if it is a Net Short Holder (in each case unless otherwise agreed to by the Issuer). In connection with any amendment, supplement, waiver or modification of the Indenture or the Notes or any other request, demand, authorization, direction, notice, consent or waiver under the Indenture, each of the Notes Beneficial Owners shall promptly notify the Trustee and the Issuer in writing that it is a Net Short Holder, or shall otherwise be deemed to have represented and warranted to the Issuer and the Trustee that it is not a Net Short Holder; provided that if such action relates to a Default or Event of Default, such representation or deemed representation shall be deemed repeated at all times until the resulting Default or Event of Default is cured or ceases to exist or the Notes hereunder are accelerated. In connection with, and as a condition to, taking any action requiring the consent of, or the giving of any request, demand, authorization, direction, notice, consent or waiver by, the Holders of the requisite principal amount of Notes, each Notes Beneficial Owner taking such action shall (A) certify to the Trustee and the Issuer that it is not a Net Short Holder (in each case unless otherwise agreed to by the Issuer) and (B) covenant to provide the Issuer with such other information as the Issuer may reasonably request from time to time in order to verify the accuracy of such Notes Beneficial Owner’s representation or warranty, deemed representation or warranty or certification with respect to not being a Net Short Holder, within five Business Days of request therefor (the “Net Short Holder Verification Covenant”). Notwithstanding the foregoing, these provisions shall in no way limit the right of any Notes Beneficial Owner or Holder to institute suit for the enforcement of payment of principal and interest of any Note of such Holder on or after the Stated Maturity Date for such principal or scheduled interest payment dates for such interest expressed in such Note. If any Notes Beneficial Owner has made an incorrect representation or warranty, deemed representation or warranty or certification with respect to not being a Net Short Holder, or has otherwise breached its covenant to not take any action, whether consenting, affirmatively not consenting or otherwise, for any amendment, supplement, waiver or modification of the Indenture or the Notes or otherwise give any request, demand, authorization, direction, notice, consent or waiver under the Indenture, if it is a Net Short Holder (in each case unless otherwise agreed to by the Issuer), the Issuer shall have the right at the sole expense of any such Person to cause such Person to (and such Person shall be obligated to) transfer any or all of its Notes to one or more transferees (which may, at the Issuer’s sole option, be or include the

Parent, the Issuer or any Subsidiary); provided that (1) the Trustee shall not have any obligation to the Issuer or to such Notes Beneficial Owner to find such a transferee, (2) the Issuer shall not have any obligation to such Notes Beneficial Owner to find such a transferee or accept or consent to any such transfer to itself or any other Person and (3) the transferee (or, at its option, the Issuer) shall pay to such Notes Beneficial Owner concurrently with such transfer an amount (which payment shall be deemed payment in full) equal to the lesser of (x) the face principal amount of the Notes so assigned and (y) the most recently available quoted price for such Notes (as determined by the Issuer in good faith, which determination shall be conclusive), in each case without interest thereon. The rights and remedies of the Issuer provided herein are cumulative and are not exclusive of any other rights and remedies provided to the Issuer at law or in equity, and the Issuer shall be entitled to pursue any remedy available to it against any Net Short Holder (or any Notes Beneficial Owner that the Issuer in good faith believes is a Net Short Holder). In no event shall the Trustee have any liability or obligation to ascertain, monitor or inquire as to whether any Person is a Net Short Holder and/or whether such Net Short Holder has delivered any related certifications under the Indenture or in connection with the Notes. It is understood and agreed that the Issuer and the Trustee shall be entitled to rely on each representation, deemed representation and certification made by, and covenant of, each Notes Beneficial Owner provided for in this paragraph. Notwithstanding any other provision of the Indenture, the Notes or any other document, the provisions of this paragraph shall apply and survive with respect to each Notes Beneficial Owner notwithstanding that any such Person may have ceased to be a Notes Beneficial Owner, the Indenture may have been terminated or the Notes may have been redeemed in full.

(B) If, in connection with the giving of a request, demand, authorization, notice, consent or waiver relating to a Default or Event of Default (each, a “Default Direction”), but prior to the acceleration of the Notes, the Issuer determines in good faith that there is a reasonable basis to believe a Notes Beneficial Owner that took such action made an incorrect representation or warranty, deemed representation or warranty or certification with respect to not being a Net Short Holder, or otherwise at any relevant time on or following such action was a Net Short Holder (a “Net Short Holder Default Breach”), the Issuer delivers an Officer’s Certificate to the Trustee certifying that (i) the Issuer believes in good faith that there is a reasonable basis to believe a Notes Beneficial Owner that gave a Default Direction (x) made an incorrect representation or warranty, deemed representation or warranty or certification or certification with respect to not being a Net Short Holder, or otherwise at any relevant time on or following such action was a Net Short Holder or (y) breached the Net Short Holder Verification Covenant and (ii) the Issuer and/or one of its Affiliates has filed papers with a court of competent jurisdiction seeking a determination that such Notes Beneficial Owner made an incorrect representation or warranty, deemed representation or warranty or certification with respect to not being a Net Short Holder, or otherwise at any relevant time on or following such action was a Net Short Holder or breached the Net Short Holder Verification Covenant, and seeking to invalidate any Default or Event of Default that resulted from such action, the cure period with respect to such Default or Event of Default shall be automatically stayed pending a final and non-appealable determination of a court of competent jurisdiction on such matter. If such Officer’s Certificate has been delivered to the Trustee, the Trustee shall refrain from acting in accordance with any such Default Direction until such time as the Issuer provides to the Trustee an Officer’s Certificate stating that such Notes Beneficial Owner has satisfied its Net Short Holder Verification Covenant. If such Notes Beneficial Owner has satisfied its Net Short Holder Verification Covenant, then the Trustee shall be permitted to act in accordance with such Default Direction.

(C) If any amendment, supplement, waiver or modification of this Indenture or the Notes, or any other request, demand, authorization, direction, notice, consent or waiver under the Indenture, is effected in violation of Section 9.08 (including, without limitation, as a result of such amendment, supplement, waiver or modification having been consented to by a Net Short Holder or such other request, demand, authorization, direction, notice, consent or waiver having been given by a Net Short Holder), and assuming all Net Short Holders complied with the preceding paragraph and Notes owned by all Net Short Holders were disregarded and deemed not to be outstanding (in each case unless otherwise agreed to by the Issuer), (1) if such amendment, supplement, waiver or modification, or such other request, demand, authorization, direction, notice, consent or waiver, shall have received the requisite percentage of Holders under the Indenture or the Notes without taking into account any action, whether consenting, affirmatively not consenting or otherwise, of any Net Short Holder (in each case unless otherwise agreed to by the Issuer), then such amendment, supplement, waiver or modification, or such other request, demand, authorization, direction, notice, consent or waiver shall nonetheless be binding and effective, and shall not be null or void, as to each Holder and (2) in all other cases, such amendment, supplement, waiver or modification, or such other request, demand, authorization, direction, notice, consent or waiver shall be null and void (in each case unless otherwise agreed to by the Issuer).

X. GUARANTIES

Article XII of the Base Indenture shall apply to the Notes, and the Notes shall be subject to Guarantees (as defined in the Base Indenture) by the Guarantors to the extent provided, and subject to the terms of, this Supplemental Indenture. For purposes of interpreting the Indenture as it relates to the Notes, the term “Guarantee,” as used in the Base Indenture, shall have the meaning ascribed to it in the Base Indenture (and, for the avoidance of doubt, the term “Guarantee,” as used herein, shall have the meaning ascribed to it herein).

10.01 THE GUARANTIES.

Subject to the provisions of this Article X, each Guarantor hereby irrevocably and unconditionally guarantees, jointly and severally, on an unsecured basis, the full and punctual payment (whether at Stated Maturity, upon redemption, purchase pursuant to an Fundamental Change Offer or acceleration, or otherwise) of the principal of, and interest on, and all other amounts payable under, each Note, and the full and punctual payment of all other amounts payable by the Issuer under the Indenture. Upon failure by the Issuer to pay punctually any such amount, each Guarantor shall forthwith on demand pay the amount not so paid at the place and in the manner specified in the Indenture.

10.02 GUARANTY UNCONDITIONAL.

The obligations of each Guarantor hereunder are unconditional and absolute and, without limiting the generality of the foregoing, will not be released, discharged or otherwise affected by:

(A) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of the Issuer under the Indenture or any Note, by operation of law or otherwise;

(B) any modification or amendment of or supplement to the Indenture or any Note;

(C) any change in the corporate existence, structure or ownership of the Issuer, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Issuer or its assets or any resulting release or discharge of any obligation of the Issuer contained in the Indenture or any Note;

(D) the existence of any claim, set-off or other rights which the Guarantor may have at any time against the Issuer, the Trustee or any other Person, whether in connection with the Indenture or any unrelated transactions, provided that nothing herein prevents the assertion of any such claim by separate suit or compulsory counterclaim;

(E) any invalidity or unenforceability relating to or against the Issuer for any reason of the Indenture or any Note, or any provision of applicable law or regulation purporting to prohibit the payment by the Issuer of the principal of or interest on any Note or any other amount payable by the Issuer under the Indenture; or

(F) any other act or omission to act or delay of any kind by the Issuer, the Trustee or any other Person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of or defense to such Guarantor’s obligations hereunder.

10.03 DISCHARGE; REINSTATEMENT.

Each Guarantor’s obligations hereunder will remain in full force and effect until the principal of, and interest on, the Notes and all other amounts payable by the Issuer under the Indenture have been paid in full. If at any time any payment of the principal of, or interest on, any Note or any other amount payable by the Issuer under the Indenture is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Issuer or otherwise, each Guarantor’s obligations hereunder with respect to such payment will be reinstated as though such payment had been due but not made at such time.

10.04 WAIVER BY THE GUARANTORS.

Each Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against the Issuer or any other Person.

10.05 SUBROGATION AND CONTRIBUTION.

Upon making any payment with respect to any obligation of the Issuer under this Article X, the Guarantor making such payment will be subrogated to the rights of the payee against the Issuer with respect to such obligation, provided that the Guarantor may not enforce either any right of subrogation, or any right to receive payment in the nature of contribution, or otherwise, from any other Guarantor, with respect to such payment so long as any amount payable by the Issuer hereunder or under the Notes remains unpaid.

10.06 STAY OF ACCELERATION.

If acceleration of the time for payment of any amount payable by the Issuer under the Indenture or the Notes is stayed upon the insolvency, bankruptcy or reorganization of the Issuer, all such amounts otherwise subject to acceleration under the terms of the Indenture are nonetheless payable by the Guarantors hereunder forthwith on demand by the Trustee or the Holders.

10.07 LIMITATION ON AMOUNT OF GUARANTY.

Notwithstanding anything to the contrary in the Indenture, the Notes or the Guaranties, each Guarantor, and, by its acceptance of Notes, each Holder, hereby confirms that it is the intention of all such parties that the Guaranty of such Guarantor not constitute a fraudulent conveyance under applicable fraudulent conveyance provisions of the U.S. Bankruptcy Code or any comparable provision of state law. To effectuate such intention, the Trustee, the Holders and the Guarantors hereby irrevocably agree that, notwithstanding anything to the contrary in the Indenture, the Notes or the Guaranties, the obligations of each Guarantor under its Guaranty shall be limited to the maximum amount that would not render such Guarantor’s obligations under such Guaranty subject to avoidance under applicable fraudulent conveyance provisions of the U.S. Bankruptcy Code or any comparable provision of state law.

10.08 EXECUTION AND DELIVERY OF GUARANTY.

The execution by each initial Guarantor of this Supplemental Indenture (or, with respect to any Guarantor other than an Initial Guarantor, a supplemental indenture to the Base Indenture substantially in the form of Exhibit C hereto) evidences the Guaranty of such Guarantor, whether or not the person who shall have signed the same as an officer of such Guarantor still holds that office at the time of authentication of any Note.

10.09 RELEASE OF GUARANTY.

The Subsidiary Guaranty of a Subsidiary Guarantor shall be deemed to be automatically and unconditionally released and discharged, without the need of any action on the part of such Subsidiary Guarantor or the Trustee or otherwise:

(A) upon the sale or other disposition (including by way of consolidation or merger) of such Subsidiary Guarantor (including, for the avoidance of doubt, any transaction pursuant to which such Subsidiary Guarantor ceases to be a Subsidiary of the Issuer);

(B) upon the sale or disposition of all or substantially all the assets of such Subsidiary Guarantor;

(C) upon the designation of such Subsidiary Guarantor as an Unrestricted Subsidiary or a Non-Material Subsidiary pursuant to the terms of the Indenture;

(D) upon a legal defeasance or satisfaction and discharge of the Notes, as provided in Article VIII;

(E) pursuant to Article IX; or

(F) pursuant to Section 4.16,

in the case of clause (A) or (B), other than to the Issuer or a Restricted Subsidiary and as permitted by the Indenture.

Upon delivery by the Issuer to the Trustee of an Officer’s Certificate and an Opinion of Counsel to the foregoing effect, the Trustee will execute any documents reasonably required in order to evidence the release of the Guarantor from its obligations under its Guaranty.

Notwithstanding anything to the contrary in the Indenture, the Notes or the Guaranties, if the Issuer, due to an error made in good faith, causes any Person to execute this Supplemental Indenture or any other supplement to the Base Indenture, or any other instrument, purporting to cause such Person to guarantee the Notes and become a Subsidiary Guarantor and, at the time of such execution, either (x) such Person is not a domestic Subsidiary of the Issuer; or (y) such Person is neither a Rule 3-10 Eligible Subsidiary nor required to guarantee the Notes pursuant to the Indenture, then, notwithstanding such Supplemental Indenture or other supplement or instrument, the Subsidiary Guaranty of such Person shall automatically, and without the need for any action on the part of the Issuer, such Person or the Trustee or otherwise, be null and void, with the same force and effect as if such execution had never occurred. Without limiting the generality of the foregoing, the Issuer and such Person may nonetheless thereafter execute and deliver to the Trustee such instruments or other documents that shall memorialize the nullification of such Subsidiary Guaranty.

XI. MISCELLANEOUS

11.01 NOTICES.

For purposes of the Notes, the first (1st) sentence of the third (3rd) paragraph of Section 10.2 of the Base Indenture is deemed to be amended to read as follows: “Any notice or communication to a Holder shall be mailed by first-class mail to his address shown on the register kept by the Registrar or, in the case of a Global Security, delivered in accordance with the procedures of the Depositary.”

11.02 JUDGMENT CURRENCY.

For purposes of the Notes, Section 10.16 of the Base Indenture is deemed to be amended by replacing each reference therein to “the Trustee” with “a U.S. bank of national standing”.

11.03 TRUST INDENTURE ACT CONTROLS.

If any provision of this Supplemental Indenture limits, qualifies or conflicts with another provision that is required to be included in this Supplemental Indenture by the TIA, the required provision of the TIA shall control.

11.04 DUPLICATE ORIGINALS.

The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. Delivery of an executed .PDF counterpart via electronic mail shall be effective as delivery of a manually executed counterpart thereof.

11.05 GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.

THIS SUPPLEMENTAL INDENTURE, THE NOTES AND EACH GUARANTIES, INCLUDING ANY CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO THIS SUPPLEMENTAL INDENTURE, THE NOTES OR THE GUARANTIES, SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS THEREOF OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW). EACH OF THE PARTIES HERETO AND (BY THEIR ACCEPTANCE OF THE NOTES) THE HOLDERS HEREBY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPLEMENTAL INDENTURE, THE NOTES OR THE GUARANTIES. EACH OF THE PARTIES HERETO AND (BY THEIR ACCEPTANCE OF THE NOTES) THE HOLDERS HEREBY WAIVES THE RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS SUPPLEMENTAL INDENTURE.

11.06 NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS.

This Supplemental Indenture and the Base Indenture may not be used to interpret another indenture, loan or debt agreement of the Issuer or any of its Subsidiaries. Any such indenture, loan or debt agreement may not be used to interpret this Supplemental Indenture or the Base Indenture.

11.07 SUCCESSORS.

All agreements of the Issuer and the Guarantors in this Supplemental Indenture and the Notes shall bind their respective successors. All agreements of the Trustee in this Supplemental Indenture shall bind its successors.

11.08 SEPARABILITY.

In case any provision in this Supplemental Indenture, the Base Indenture or the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and a Holder shall have no claim therefor against any party hereto.

11.09 TABLE OF CONTENTS, HEADINGS, ETC.

The Table of Contents and headings of the Articles and Sections of this Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part of this Supplemental Indenture or the Base Indenture and shall in no way modify or restrict any of the terms or provisions of this Supplemental Indenture or the Base Indenture.

11.10 CALCULATIONS IN RESPECT OF THE NOTES.

The Issuer and its agents shall make all calculations under the Indenture and the Notes in good faith. In the absence of manifest error, such calculations shall be final and binding on all Holders. The Issuer shall provide a copy of such calculations to the Trustee as required hereunder, and, absent such manifest error, the Trustee shall be entitled to rely on the accuracy of any such calculation without independent verification.

11.11 NO PERSONAL LIABILITY.

No past, present or future director, officer, employee, incorporator, member or stockholder or control person of the Issuer or any Guarantor, as such, will have any liability for any obligations of the Issuer or any Guarantor under the Notes, any Guaranty or the Indenture or for any claim based on, in respect of, or by reason of such obligations or their creation. Each Holder of the Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes.

[The Remainder of This Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

KENNEDY-WILSON, INC.
As Issuer

By:	/s/ Matthew Windisch
Name: Matthew Windisch
Title: President

[Signature Page to Supplemental Indenture]

WILMINGTON TRUST, NATIONAL ASSOCIATION
As Trustee

By:	/s/ Jane Schweiger
Name: Jane Schweiger
Title: Vice President

[Signature Page to Supplemental Indenture]

EXHIBIT A

[Face of Note]

KENNEDY-WILSON, INC.

Certificate No. _______

[INSERT APPLICABLE LEGEND(S) SET FORTH IN EXHIBIT B]

7.000% Senior Note due 2031

CUSIP No. ____________

Kennedy-Wilson, Inc., a Delaware corporation (the “Issuer,” which term includes any successor thereto under the Indenture hereinafter referred to), for value received, hereby promises to pay to [Cede & Co.][________________], or its registered assigns, the principal sum of [ ] dollars ($[ ]) [or such lesser or greater amount duly stated in the attached Schedule of Exchanges of Interests in this Global Note] on June 1, 2031 and to pay interest thereon, as provided on the reverse hereof, until the principal and any unpaid and accrued interest are paid or duly provided for.

Interest Rate:	7.000% per annum.

Interest Payment Dates:	June 1 and December 1 of each year, with the first payment to be made on December 1, 2026.

Regular Record Dates:	May 15 and November 15.

The provisions on the back of this certificate are incorporated as if set forth on the face hereof.

[The Remainder of This Page Intentionally Left Blank; Signature Page Follows]

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IN WITNESS WHEREOF, Kennedy-Wilson, Inc. has caused this instrument to be duly signed.

KENNEDY-WILSON, INC.

Dated:	By:
Name:
Title:

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TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the series designated pursuant to the within-mentioned Indenture.

[LEGAL NAME OF TRUSTEE], as Trustee

By:
Authorized Signatory

Dated:

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[REVERSE OF SECURITY]

KENNEDY-WILSON, INC.

7.000% Senior Note due 2031

1. Indenture. This Note is issued under that certain Indenture (as amended, supplemented or otherwise modified from time to time, the “Base Indenture”), dated as of March 25, 2014, between the Issuer and Wilmington Trust, National Association, as trustee (the “Trustee”), as supplemented by that certain Supplemental Indenture No. 2031-1 (as amended, supplemented or otherwise modified from time to time, the “Supplemental Indenture,” and, together with the Base Indenture, the “Indenture”), dated as of May 29, 2026, among the Issuer, Kennedy-Wilson Holdings, Inc. (the “Parent”), the Subsidiary Guarantors named therein and the Trustee. Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Indenture. The terms of this Note include those stated in the Indenture and those made part of the Indenture by reference to the TIA. To the extent permitted by applicable law, in the event of any conflict or inconsistency between the terms of this Note and the terms of the Indenture, the terms of the Indenture shall control to the extent of such conflict or inconsistency.

2. Interest. Kennedy-Wilson, Inc. (the “Issuer”) promises to pay interest on the principal amount of this Note at the rate per annum set forth on the face of this Note. The Issuer will pay interest, payable semi-annually in arrears, on June 1 and December 1 of each year, with the first payment to be made on December 1, 2026. Such interest shall be payable to the Holder of record of this Note at the close of business on the May 15 and November 15, as applicable, immediately preceding the date the installment of interest is due. Interest on this Note will accrue on the principal amount from, and including, the most recent date to which interest has been paid or provided for or, if no interest has been paid, from, and including, May 29, 2026, in each case to, but excluding, the next Interest Payment Date. Interest will be computed on the basis of a three hundred and sixty (360) day year comprised of twelve (12) thirty (30) day months.

The Issuer will pay interest on overdue principal, and overdue installments of interest, at the rate per annum that is two percent (2.00%) in excess of the rate per annum set forth on the face of this Note. Interest not paid when due and any interest on principal or interest not paid when due will be paid to the Persons that are Holders of record on a special record date, which will be the fifteenth (15th) day preceding the date fixed by the Issuer for the payment of such interest, whether or not such day is a Business Day. At least fifteen (15) days before a special record date, the Issuer will deliver to the Trustee and mail to each Holder of Notes a notice that states the special record date, the payment date and the amount of interest to be paid.

3. Maturity. The Notes will mature on June 1, 2031.

4. Redemption and Fundamental Change Offer. This Note is subject to optional redemption, and may be the subject of a Fundamental Change Offer, as set forth in the Indenture. If (i) the Escrow Outside Date occurs and the Escrow Agent and the Trustee shall not have received a Release Request on or prior to such date or (ii) the Issuer has determined that the Escrow Release will not occur on or prior to the Escrow Outside Date or (iii) the Parent shall notify the Escrow

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Agent and Trustee in writing that the Merger Agreement has been validly terminated (the date of any such event being the “Special Termination Date”), the Issuer shall redeem all of the Notes (the “Special Mandatory Redemption”) at a price equal to 100.0% of the initial issue price of the Notes plus accrued and unpaid interest from the Issue Date, or from the most recent date to which interest has been paid or provided for, to but not including the date of such Special Mandatory Redemption. For the avoidance of doubt, the Special Mandatory Redemption of the Notes shall be without premium or penalty and net of any original issue discount and/or upfront fees in respect of the Notes that were payable on the Issue Date. Upon the occurrence of the Escrow Release, the foregoing provision regarding the Special Mandatory Redemption will cease to apply. There is no sinking fund applicable to this Note.

5. Discharge prior to Redemption or Maturity. Under certain circumstances in accordance with the Indenture, the Issuer and the Guarantors may be discharged from the Indenture, the Notes and the Guaranties or may be discharged from certain of their respective obligations thereunder.

6. Form; Denomination. This Notes is in registered form without coupons and shall be issued only in a minimum denomination of $2,000 in principal amount or in a principal amount denomination of any integral multiple of $1,000 in excess thereof.

7. Events of Default. If an Event of Default occurs and is continuing, the Trustee or the Holders of at least twenty five percent (25%) in aggregate principal amount of the Notes may declare all the Notes to be due and payable, except for certain Events of Default that automatically result in all the Notes to be due and payable. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Notes. Subject to certain limitations, Holders of a majority in principal amount of the Notes then outstanding may direct the Trustee in its exercise of remedies.

8. Amendments and Waiver. Subject to certain exceptions, the Indenture and the Notes may be amended, or default may be waived, with the consent of the Holders of a majority in principal amount of the outstanding Notes. Without notice to or the consent of any Holder, the Indenture and the Notes may be amended or supplemented to, among other things, cure any ambiguity, omission, defect or inconsistency.

9. No Personal Liability. No past, present or future director, officer, employee, incorporator, member or stockholder or control person of the Issuer or any Guarantor, as such, will have any liability for any obligations of the Issuer or any Guarantor under the Notes, any Guaranty or the Indenture or for any claim based on, in respect of, or by reason of such obligations or their creation. Each Holder of the Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes.

10. Authentication. This Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent in accordance with the Indenture.

11. Governing Law. THIS NOTE AND EACH GUARANTY OF THIS NOTE, INCLUDING ANY CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO THIS NOTE OR ANY SUCH GUARANTY, SHALL BE GOVERNED BY THE LAWS OF

A-5

THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS THEREOF OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW). EACH OF THE PARTIES HERETO HEREBY WAIVES THE RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE.

12. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entirety), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (Uniform Gifts to Minors Act).

THE ISSUER WILL FURNISH TO ANY HOLDER UPON WRITTEN REQUEST AND WITHOUT CHARGE A COPY OF THE BASE INDENTURE OR THE SUPPLEMENTAL INDENTURE. REQUESTS MAY BE MADE TO:

Kennedy-Wilson, Inc.

151 S El Camino Drive

Beverly Hills, California 90212

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[FORM OF ASSIGNMENT]

I or we assign to

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER

(please print or type name and address)

the within Note and all rights thereunder, and hereby irrevocably constitute and appoint

Attorney to transfer the Note on the books of the Issuer with full power of substitution in the premises.

Dated:

NOTICE: The signature on this assignment must correspond with the name as it appears upon the face of the within Note in every particular without alteration or enlargement or any change whatsoever and be guaranteed by a guarantor institution participating in the Notes Transfer Agents Medallion Program or in such other guarantee program acceptable to the Trustee.

Signature Guarantee:

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PURCHASE NOTICE

Certificate No. of Note: ___________

If you want to elect to have this Note purchased by the Issuer pursuant to Section 4.01 of the Supplemental Indenture, check the box: ☐

If you want to elect to have this Note purchased by the Issuer pursuant to Section 4.05(A)(iii)(c) of the Supplemental Indenture, check the box: ☐

If you want to elect to have only part of this Note purchased by the Issuer pursuant to Section 4.01 or 4.05(A)(iii)(c) of the Supplemental Indenture, as applicable, state the principal amount to be so purchased by the Issuer:

$ __________________________________

(must be a minimum of $2,000 or any integral multiple of $1,000 in excess thereof)

Date:__________________	Signature(s): (Sign exactly as your name(s) appear(s) on the other side of this Note)

Signature(s) guaranteed by:	(All signatures must be guaranteed by a guarantor institution participating in the Notes Transfer Agents Medallion Program or in such other guarantee program acceptable to the Trustee.)

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[FORM OF CERTIFICATE OF TRANSFER]

FOR VALUE RECEIVED the undersigned holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.

(Please print or typewrite name and address including zip code of assignee)

the within Note and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer such Note on the books of the Issuer with full power of substitution in the premises.

Check One

[ ] (a)

this Note is being transferred to a Person the undersigned reasonably believes is a QIB in compliance with Rule 144A under the Securities Act.

or

[ ] (b)

this Note is being transferred in an offshore transaction in compliance with Regulation S under the Securities Act.

or

[ ] (c)

this Note is being transferred other than in accordance with (a) or (b) above and documents are

A-9

being furnished which comply with the conditions of transfer set forth in this Note and the Indenture.

If none of the foregoing boxes is checked, the Trustee shall not be obligated to register this Note in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 2.09 of the Supplemental Indenture dated as of May 29, 2026, relating to the Notes shall have been satisfied.

Date:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Signature Guarantee:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Trustee, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

A-10

SCHEDULE A

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE

The following exchanges of a part of this Global Note for an interest in another Global Note or for Notes in certificated form, have been made:

Date of Exchange	Amount of decrease in Principal amount of this Global Note	Amount of Increase in Principal amount of this Global Note	Principal amount of this Global Note following such decrease or increase	Signature or authorized signatory of Trustee or Note Custodian

In connection with any transfer of this Note occurring prior to the applicable Resale Restriction Termination Date, the Holder shall deliver such certificates, legal opinions and other information as the Issuer, the Trustee or the Registrar may reasonably require to confirm that such transfer is being made pursuant to Rule 144A, Regulation S, Rule 144 or another available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

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EXHIBIT B

FORM OF LEGENDS

Private Placement Legend

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH BELOW. EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER OR ANOTHER EXEMPTION UNDER THE SECURITIES ACT.

BY ITS ACCEPTANCE HEREOF, THE HOLDER OF THIS NOTE (1) REPRESENTS THAT (A) IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (C) IT IS AN “INSTITUTIONAL” ACCREDITED INVESTOR (AS DEFINED IN RULE 501(a)(1), (2), (3), (7), (8), (9), (12) OR (13) UNDER REGULATION D PROMULGATED UNDER THE SECURITIES ACT) (AN “ACCREDITED INVESTOR”) AND (2) AGREES THAT IT WILL NOT WITHIN [ONE YEAR—FOR NOTES ISSUED PURSUANT TO RULE 144A][40 DAYS—FOR NOTES ISSUED IN OFFSHORE TRANSACTIONS PURSUANT TO REGULATION S] AFTER THE LATEST OF THE DATE OF THE ORIGINAL ISSUANCE OF THIS NOTE, THE DATE OF THE ORIGINAL ISSUANCE OF ANY ADDITIONAL NOTES AND THE DATE ON WHICH THE COMPANY OR ANY OF ITS RESPECTIVE AFFILIATES OWNED THIS NOTE, OFFER, RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (A) (I) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (II) FOR SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT INSIDE THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (III) INSIDE THE UNITED STATES TO AN ACCREDITED INVESTOR THAT IS ACQUIRING THE NOTES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE NOTES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR THE OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, AND THAT PRIOR TO SUCH TRANSFER, FURNISHES (OR HAS FURNISHED ON ITS BEHALF BY A U.S. BROKER-DEALER) TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS NOTE (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE FOR THIS NOTE), (IV) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT (IF AVAILABLE), (V) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (VI) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS), OR (VII) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS. BY ITS ACCEPTANCE HEREOF, THE HOLDER OF THIS NOTE FURTHER AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS NOTE PURSUANT TO SUBCLAUSES (III) TO (VI) OF CLAUSE (A) ABOVE, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE AND THE COMPANY SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS EITHER OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

B-1

Global Note Legend

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY OR A SUCCESSOR DEPOSITARY. THIS SECURITY IS NOT EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE, AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE.

Temporary Regulation S Global Note Legend

BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON, NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON, AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT.

EXCEPT AS SPECIFIED IN THE INDENTURE, BENEFICIAL OWNERSHIP INTERESTS IN THIS TEMPORARY REGULATION S GLOBAL NOTE WILL NOT BE EXCHANGEABLE FOR INTERESTS IN THE PERMANENT REGULATION S GLOBAL NOTE OR ANY OTHER NOTE REPRESENTING AN INTEREST IN THE NOTES REPRESENTED HEREBY WHICH DO NOT CONTAIN A LEGEND CONTAINING RESTRICTIONS ON TRANSFER, UNTIL THE EXPIRATION OF THE “40 DAY DISTRIBUTION COMPLIANCE PERIOD” (WITHIN THE MEANING OF RULE 903(b)(2) OF REGULATION S UNDER THE SECURITIES ACT). DURING SUCH 40 DAY DISTRIBUTION COMPLIANCE PERIOD, BENEFICIAL OWNERSHIP INTERESTS IN THIS TEMPORARY REGULATION S GLOBAL NOTE MAY NOT BE SOLD, PLEDGED OR TRANSFERRED TO A U.S. PERSON OR FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON.

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EXHIBIT C

FORM OF SUPPLEMENTAL INDENTURE FOR FUTURE GUARANTORS

KENNEDY-WILSON, INC.,

as Issuer

THE SUBSIDIARY GUARANTOR[S] PART[Y][IES] HERETO

and

[legal name of Trustee]

as Trustee

SUPPLEMENTAL INDENTURE NO. [__]

Dated as of [__]

to

INDENTURE

Dated as of March 25, 2014

7.000% SENIOR NOTES DUE 2031

SUPPLEMENTAL INDENTURE NO. [__] (the “Supplemental Indenture”), dated as of [__], among Kennedy-Wilson, Inc., as issuer (the “Issuer”), the Subsidiary Guarantor[s] (as defined herein) party hereto (the “New Guarantor[s]”) and [legal name of trustee], as trustee (the “Trustee”).

WITNESSETH THAT:

WHEREAS, the Issuer and the Trustee have executed and delivered a base indenture, dated as of March 25, 2014 (as amended, supplemented or otherwise modified from time to time with respect to the Notes (as defined below), the “Base Indenture,” and, together with the First Supplemental Indenture (as defined below), the “Indenture”) to provide for the future issuance of the Issuer’s debt securities to be issued from time to time in one or more series; and

WHEREAS, the Issuer and the Trustee entered into that certain Supplemental Indenture No. 2031-1, dated as of May 29, 2026 (the “First Supplemental Indenture”), relating to the Issuer’s 7.000% Senior Notes due 2031 (the “Notes”);

WHEREAS, as a condition to the Trustee entering into the Indenture and the purchase of the Notes by the Holders, the Issuer agreed pursuant to the Indenture to cause certain of its domestic Restricted Subsidiaries to provide Guaranties after the Issue Date (as defined herein); and

WHEREAS, the Issuer desires, and this Supplemental Indenture is being executed and delivered pursuant to Sections 4.09 and 9.01(iv) of the First Supplemental Indenture, to cause [each of] the New Guarantor[s] to provide a Guaranty and become a Subsidiary Guarantor;

NOW, THEREFORE:

Each party hereto agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders (as defined herein) of the Notes.

Section 1. Capitalized terms used herein without definition shall have the respective definitions ascribed to them in the Indenture.

Section 2. [Each][The] New Guarantor[s], by its execution of this Supplemental Indenture, agrees to be a Guarantor under the Indenture and to be bound by the terms of the Indenture applicable to Guarantors, including, but not limited to, Article X of the First Supplemental Indenture.

Section 3. Notwithstanding anything herein to the contrary, this Supplemental Indenture shall be subject, without limitation, to the last paragraph of Section 10.09 of the First Supplemental Indenture with the same force an effect as if such paragraph were reproduced herein.

Section 4. THIS SUPPLEMENTAL INDENTURE AND [EACH][THE] GUARANTY OF THE NEW GUARANTOR[S], INCLUDING ANY CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO THIS SUPPLEMENTAL INDENTURE OR SUCH GUARANT[Y][IES], SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS THEREOF OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW). EACH OF THE PARTIES HERETO HEREBY WAIVES THE RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS SUPPLEMENTAL INDENTURE.

Section 5. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. Delivery of an executed .PDF counterpart via electronic mail shall be effective as delivery of a manually executed counterpart thereof.

Section 6. No past, present or future director, officer, employee, incorporator, member or stockholder or control person of the Issuer or any Guarantor, as such, will have any liability for any obligations of the Issuer or any Guarantor under the Notes, any Guaranty, the Indenture or this Supplemental Indenture or for any claim based on, in respect of, or by reason of such obligations or their creation. Each Holder of the Notes by accepting a Note or any Guaranty waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes or any Guaranty.

Section 7. This Supplemental Indenture is an amendment supplemental to the Indenture, and the Indenture and all subsequent supplements thereto, including this Supplemental Indenture, shall be read together.

Section 8. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect or the recitals contained herein, all of which recitals are made solely by the Issuer and the New Guarantor[s] party hereto.

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

KENNEDY-WILSON, INC.

By:
Name:
Title:

[LEGAL NAME OF TRUSTEE]

By:
Name:
Title:

[LEGAL NAME OF NEW GUARANTOR[S]]

By:
Name:
Title:

EXHIBIT D

FORM OF REGULATION S CERTIFICATE

Wilmington Trust, National Association

Global Capital Markets

50 South Sixth Street, Suite 1290

Minneapolis, MN 55402

Attention: Kennedy-Wilson Note Administrator

Re: Kennedy-Wilson, Inc. (the “Issuer”)

7.000% Senior Notes due 2031 (the “Notes”)

Ladies and Gentlemen:

In connection with our proposed sale of $________ aggregate principal amount of Notes, we confirm that such sale has been effected pursuant to and in accordance with Regulation S (“Regulation S”) under the Securities Act of 1933, as amended (the “Securities Act”), and accordingly, we hereby certify as follows:

1.

The offer of the Notes was not made to a person in the United States (unless such person or the account held by it for which it is acting is excluded from the definition of “U.S. person” pursuant to Rule 902(k) of Regulation S under the circumstances described in Rule 902(h)(3) of Regulation S) or specifically targeted at an identifiable group of U.S. citizens abroad.

2.

Either (a) at the time the buy order was originated, the buyer was outside the United States or we and any person acting on our behalf reasonably believed that the buyer was outside the United States or (b) the transaction was executed in, on or through the facilities of a designated offshore securities market, and neither we nor any person acting on our behalf knows that the transaction was pre-arranged with a buyer in the United States.

3.	No directed selling efforts have been made in the United States in contravention of the requirements of Rule 903(a)(2) or Rule 904(a)(2) of Regulation S, as applicable.

4.	The proposed transfer of Notes is not part of a plan or scheme to evade the registration requirements of the Securities Act.

5.

If we are a dealer or a person receiving a selling concession or other fee or remuneration in respect of the Notes, and the proposed transfer takes place before the end of the distribution compliance period under Regulation S, or we are an officer or director of the Issuer or a distributor, we certify that the proposed transfer is being made in accordance with the provisions of Rules 903 and 904 of Regulation S.

6.

If the proposed transfer takes place before the end of the distribution compliance period under Regulation S, the beneficial interest in the Notes so transferred will be held immediately thereafter through Euroclear (as defined in such Indenture) or Clearstream (as defined in such Indenture).

7.	We have advised the transferee of the transfer restrictions applicable to the Notes.

You, the Issuer and counsel for the Issuer are entitled to rely upon this Certificate and are irrevocably authorized to produce this Certificate or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

Very truly yours,
[NAME OF SELLER]

By:
Name:
Title:
Address:
Date: ________________________

EXHIBIT E

FORM OF CERTIFICATE OF BENEFICIAL OWNERSHIP

On or after [__________], 20[__]

Wilmington Trust, National Association

Global Capital Markets

50 South Sixth Street, Suite 1290

Minneapolis, MN 55402

Attention: Kennedy-Wilson Note Administrator

Re: Kennedy-Wilson, Inc. (the “Issuer”)

7.000% Senior Notes due 2031 (the “Notes”)

Ladies and Gentlemen:

This letter relates to $________ principal amount of Notes represented by the [Temporary] Regulation S Global Note. Pursuant to Section 2.09 of the Supplemental Indenture dated as of May 29, 2026, relating to the Notes (as amended, supplemented or otherwise modified, the “Indenture”), we hereby certify that (1) we are the beneficial owner of such principal amount of Notes represented by the [Temporary] Regulation S Global Note and (2) we are either (i) a Non-U.S. Person to whom the Notes could be transferred in accordance with Rule 903 or 904 of Regulation S promulgated under the Securities Act of 1933, as amended (the “Act”), or (ii) a U.S. person who purchased securities in a transaction that did not require registration under the Act.

You, the Issuer and counsel for the Issuer are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

Very truly yours,

[NAME OF HOLDER]

By:
Name:
Title:
Address:
Date: ________________________

Exhibit 4.3

Execution Version

KENNEDY-WILSON, INC.,

as Issuer

and

WILMINGTON TRUST, NATIONAL ASSOCIATION

as Trustee

SUPPLEMENTAL INDENTURE NO. 2033-1

Dated as of May 29, 2026

to

INDENTURE

Dated as of March 25, 2014

7.250% Senior Notes due 2033

i

	4.13 Existence	71
	4.14 Payment of Taxes and Other Claims	72
	4.15 Maintenance of Properties and Insurance	72
	4.16 Suspension of Applicability of Certain Covenants upon Achieving Certain Ratings	72
	4.17 Activities of the Issuer	74

V.	SUCCESSORS	74

	5.01 When Issuer May Merge, etc.	74
	5.02 When Subsidiary Guarantors May Merge, etc.	75
	5.03 When the Parent May Merge, Etc.	75

VI.	DEFAULTS AND REMEDIES	76

	6.01 Events of Default	76
	6.02 Acceleration; Rescission and Annulment	77
	6.03 Limitation on Suits	78
	6.04 Control by Holders	79
	6.05 Application of Money Collection	79
	6.06 Restoration of Rights and Remedies	79

VII.	TRUSTEE	79

	7.01 Duties of Trustee	79
	7.02 Notice of Defaults	80
	7.03 Amendments to the Base Indenture	80
	7.04 Authorization to Enter Escrow Documents	81

VIII.	DEFEASANCE; SATISFACTION AND DISCHARGE	81

	8.01 Discharge of Obligations of the Issuer and the Guarantors	81
	8.02 Legal Defeasance	82
	8.03 Covenant Defeasance	83
	8.04 Application of Trust money	84
	8.05 Repayment to Issuer	84
	8.06 Reinstatement	84
	8.07 Indemnification of Trustee	85
	8.08 Mandatory Redemption	85

IX.	AMENDMENTS	86

	9.01 Without Consent of Holders	86
	9.02 With Consent of Holders	87
	9.03 Consents as to Substance of Amendments	88
	9.04 Notice of Amendments; Effectiveness	88
	9.05 Effect of Consent	88
	9.06 Consent Fees	88

ii

	9.07 Trustee Entitled to Officer’s Certificate and Opinion of Counsel	89
	9.08 Net Short Holders	89

X.	GUARANTIES	91

	10.01 The Guaranties	91
	10.02 Guaranty Unconditional	91
	10.03 Discharge; Reinstatement	92
	10.04 Waiver by the Guarantors	92
	10.05 Subrogation and Contribution	92
	10.06 Stay of Acceleration	93
	10.07 Limitation on Amount of Guaranty	93
	10.08 Execution and Delivery of Guaranty	93
	10.09 Release of Guaranty	93

XI.	MISCELLANEOUS	94

	11.01 Notices	94
	11.02 Judgment Currency	94
	11.03 Trust Indenture Act Controls	94
	11.04 Duplicate Originals	95
	11.05 Governing Law; Submission to Jurisdiction; Waiver of Jury Trial	95
	11.06 No Adverse Interpretation of Other Agreements	95
	11.07 Successors	95
	11.08 Separability	95
	11.09 Table of Contents, Headings, etc.	95
	11.10 Calculations in Respect of the Notes	96
	11.11 No Personal Liability	96

Exhibit A	-	Form of Note

Exhibit B	-	Form of Legends

Exhibit C	-	Form of Supplemental Indenture for Future Guarantors

Exhibit D	-	Form of Regulation S Certificate

Exhibit E	-	Form of Certificate of Beneficial Ownership

iii

SUPPLEMENTAL INDENTURE NO. 2033-1 (the “Supplemental Indenture”), dated as of May 29, 2026, among Kennedy-Wilson, Inc., as issuer (the “Issuer”) and Wilmington Trust, National Association, as trustee (the “Trustee”).

WITNESSETH THAT:

WHEREAS, the Issuer and the Trustee have executed and delivered a base indenture, dated as of March 25, 2014 (as amended, supplemented or otherwise modified from time to time with respect to the Notes (as defined below), the “Base Indenture,” and, together with this Supplemental Indenture, as amended, supplemented or otherwise modified from time to time, the “Indenture”) to provide for the future issuance of the Issuer’s debt securities to be issued from time to time in one or more series; and

WHEREAS, pursuant to the terms of the Base Indenture, the Issuer desires to provide for the establishment of a Series of its Notes, to be titled as its “7.250% Senior Notes due 2033” (the “Notes”), the form and substance of such Notes and the terms, provisions and conditions thereof to be set forth as provided in the Indenture;

NOW, THEREFORE:

Each party hereto agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Notes.

I. DEFINITIONS AND INCORPORATION BY REFERENCE

1.01 DEFINITIONS.

Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Base Indenture. The following definitions supplement, and, to the extent inconsistent with, replace the definitions in Article I of the Base Indenture:

“Adjusted Treasury Rate” means, with respect to any Redemption Date and as provided by the Issuer, (1) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H. 15(519)” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after June 1, 2029, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Adjusted Treasury Rate shall be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month) or (2) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per year equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date, in each case calculated on the third Business Day immediately preceding the date that the applicable redemption notice is first mailed or, if the Notes are held in the form of one or more Global Securities, delivered electronically, in each case, plus one half of one percent (0.50%).

“Affiliate” of any specified Person means any other Person, directly or indirectly, controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control” when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing. For purposes of Sections 4.03, 4.06 and 4.05 only, “Affiliate” shall also mean any beneficial owner of Capital Stock representing ten percent (10%) or more of the total voting power of the Voting Stock (on a fully diluted basis) of the Issuer or of rights or warrants to purchase such Capital Stock (whether or not currently exercisable) and any Person who would be an Affiliate of any such beneficial owner pursuant to the first sentence hereof. Solely for purposes of Section 4.06, the term “Affiliate” shall be deemed to exclude Fairfax Financial Holdings Limited, a corporation organized under the laws of Canada, or any subsidiary or affiliate thereof (collectively, “Fairfax”).

“Applicable Premium” means with respect to a Note at any Redemption Date, as provided by the Issuer, the greater of (1) one percent (1.00%) of the principal amount of such Note on such Redemption Date and (2) the excess of (A) the present value at such Redemption Date of (i) the redemption price of such Note on June 1, 2029 (such redemption price being set forth in Section 3.01(A)), exclusive of any accrued and unpaid interest, plus (ii) all required remaining scheduled interest payments due on such Note through June 1, 2029 (but excluding accrued and unpaid interest, if any, to the Redemption Date), computed using a discount rate equal to the Adjusted Treasury Rate, over (B) the principal amount of such Note on such Redemption Date.

“Asset Disposition” means any sale, lease, transfer or other disposition (or series of related sales, leases, transfers or dispositions) by the Issuer or any Restricted Subsidiary, including any disposition by means of a merger, consolidation or similar transaction (each referred to for the purposes of this definition as a “disposition”), of:

(1) any shares of Capital Stock of a Restricted Subsidiary (other than directors’ qualifying shares or shares required by applicable law to be held by a Person other than the Issuer or a Restricted Subsidiary);

(2) all or substantially all the assets of any division or line of business of the Issuer or any Restricted Subsidiary; or

(3) any other assets of the Issuer or any Restricted Subsidiary outside of the ordinary course of business of the Issuer or such Restricted Subsidiary (excluding, for the avoidance of doubt, Capital Stock of the Issuer), other than, in the case of clauses (1), (2) and (3) above,

(A) a disposition by a Restricted Subsidiary to the Issuer or by the Issuer or a Restricted Subsidiary to a Restricted Subsidiary;

(B) for purposes of Section 4.05 only, a disposition that constitutes a Restricted Payment permitted by Section 4.03 or a Permitted Investment;

(C) any sale of Capital Stock in, or Indebtedness or other securities of, an Unrestricted Subsidiary;

(D) a disposition of Temporary Cash Investments in the ordinary course of business;

(E) the disposition of property or assets that are obsolete, damaged or worn out;

(F) the lease or sublease of office space in the ordinary course of business;

(G) the sale of interests or investments in real estate or related assets and related personal property, or loans secured by real estate, in each case by an Investment Subsidiary or Co-investment Vehicle;

(H) the issuance, sale or transfer of Capital Stock of any Restricted Subsidiary to employees of the Parent, the Issuer or any Restricted Subsidiary pursuant to incentive plans or other compensation arrangements approved by the Board of Directors; and

(I) a disposition of assets with a fair market value of less than the greater of (x) twenty five million dollars ($25,000,000) and (y) one percent (1.0%) of Total Assets (a “de minimis disposition”);

provided, however, that a disposition of all or substantially all the assets of the Issuer and its Restricted Subsidiaries taken as a whole will be governed by Section 4.01 and/or Article V and not by Section 4.05.

“Attributable Debt” in respect of a Sale/Leaseback Transaction means, as at the time of determination, the present value (discounted at the interest rate borne by the Notes, compounded annually) of the total obligations of the lessee for rental payments during the remaining term of the lease included in such Sale/Leaseback Transaction (including any period for which such lease has been extended); provided, however, that if such Sale/Leaseback Transaction results in a Capital Lease Obligation, the amount of Indebtedness represented thereby will be determined in accordance with the definition of “Capital Lease Obligation.”

“Audit Committee” means the Audit Committee of the Issuer or any committee thereof duly authorized to act on behalf of such Committee.

“Average Life” means, as of the date of determination, with respect to any Indebtedness, the quotient obtained by dividing:

(1) the sum of the products of the number of years from the date of determination to the dates of each successive scheduled principal payment of or redemption or similar payment with respect to such Indebtedness multiplied by the amount of such payment by

(2) the sum of all such payments.

“Bank Indebtedness” means all Obligations pursuant to the Credit Agreement.

“Base Indenture” has the meaning ascribed to it in the preamble hereto.

“BidCo” means Kona Bidco, LLC, a Delaware limited liability company.

“Board of Directors” means the Board of Directors of the Issuer or any committee thereof duly authorized to act on behalf of such Board.

“Business Day” means each day other than a Saturday, Sunday or a day on which commercial banking institutions are authorized or required by law to close in New York City or the place of payment.

“Capital Lease Obligation” means an obligation that is required to be classified and accounted for as a capital lease for financial reporting purposes in accordance with GAAP, and the amount of Indebtedness represented by such obligation shall be the capitalized amount of such obligation determined in accordance with GAAP; and the Stated Maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty. For purposes of Section 4.07, a Capital Lease Obligation will be deemed to be secured by a Lien on the property being leased. For the avoidance of doubt, Capital Lease Obligations will not include ground leases of real property entered into in the ordinary course of business of the Issuer or its Restricted Subsidiaries.

“Capital Stock” of any Person means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of such Person, whether outstanding at the Issue Date or issued thereafter, including any Preferred Stock, but excluding any debt securities convertible into such equity (or convertible into any combination of cash and such equity based on the value of such equity).

“Certificate of Beneficial Ownership” means a certificate substantially in the form attached hereto as Exhibit E.

“Change of Control” means the occurrence of any of the following:

(1) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act, as in effect on the Issue Date), other than one or more Permitted Holders or Parent or any successor thereto, becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, as in effect on the Issue Date), directly or indirectly, of more than 50.0% of the total voting power of the Voting Stock of the Issuer; provided that (x) so long as the Issuer is a Subsidiary of the Parent or any successor thereto, no “person” shall be deemed to be or become a “beneficial owner” of more than 50.0% of the total voting power of the Voting Stock of the Issuer unless such “person” shall be or become a “beneficial owner” of more than 50.0% of the total voting power of the Voting Stock of the Parent or such successor (other than a Subsidiary of Parent or such successor), (y) any Voting Stock of which any Permitted Holder is the “beneficial owner” shall not in any case be included in any Voting Stock of which any such “person” is the “beneficial owner” and (z) a “person” shall not be deemed to “beneficially own” Voting Stock (i)

subject to a stock or asset purchase agreement, merger agreement, option agreement, warrant agreement or similar agreement (or voting or option or similar agreement related thereto) until the consummation of the acquisition of such Voting Stock in connection with the transactions contemplated by such agreement or (ii) as a result of veto, approval or similar rights in any joint venture agreement, shareholder agreement, investor rights agreement or other similar agreement, including any veto power in connection with the acquisition or disposition of Voting Stock; or

(2) the Issuer sells or transfers, in one or a series of related transactions, all or substantially all of the assets of the Issuer and its Restricted Subsidiaries to, another Person (other than one or more Permitted Holders) and any “person” (as defined in clause (i) above), other than one or more Permitted Holders or Parent or any successor thereto, is or becomes the “beneficial owner” (as so defined), directly or indirectly, of more than 50.0% of the total voting power of the Voting Stock of the transferee Person in such sale or transfer of assets, as the case may be; provided that (x) so long as such transferee Person is a Subsidiary of a parent Person, no “person” shall be deemed to be or become a “beneficial owner” of more than 50.0% of the total voting power of the Voting Stock of such transferee Person unless such “person” shall be or become a “beneficial owner” of more than 50.0% of the total voting power of the Voting Stock of such parent Person (other than a parent Person that is a Subsidiary of another parent Person), (y) any Voting Stock of which any Permitted Holder is the “beneficial owner” shall not in any case be included in any Voting Stock of which any such “person” is the beneficial owner and (z) a “person” shall not be deemed to “beneficially own” Voting Stock (i) subject to a stock or asset purchase agreement, merger agreement, option agreement, warrant agreement or similar agreement (or voting or option or similar agreement related thereto) until the consummation of the acquisition of such Voting Stock in connection with the transactions contemplated by such agreement or (ii) as a result of veto, approval or similar rights in any joint venture agreement, shareholder agreement, investor rights agreement or other similar agreement, including any veto power in connection with the acquisition or disposition of Voting Stock.

Notwithstanding anything to the contrary in this Indenture, the Merger shall not constitute or give rise to a Change of Control.

“Clearstream” means Clearstream Banking, société anonyme, Luxembourg, or any successor securities clearing agency.

“Code” means the Internal Revenue Code of 1986, as amended.

“Co-investment Vehicle” shall mean an entity (other than a Restricted Subsidiary) formed for the purpose of investing principally, directly or indirectly, in (i) real estate related assets (including Indebtedness (or participations therein) primarily secured by real estate or equity interests in entities, directly or indirectly, primarily owning real estate or related assets) or (ii) unsecured loans (or participations therein) that are part of a loan pool, more than ninety percent (90%) of the aggregate principal balance of which falls within the preceding clause (i).

“Common Stock” shall mean the common stock of the Parent.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Notes from the Redemption Date to June 1, 2029, that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of a maturity most nearly equal to June 1, 2029.

“Comparable Treasury Price” means, with respect to any Redemption Date, if clause (2) of the Adjusted Treasury Rate definition is applicable, the average of three, or such lesser number as is obtained by the Issuer, Reference Treasury Dealer Quotations for such Redemption Date.

“Consolidated Net Income” means, for any period, the net income or loss of the Issuer and its consolidated Subsidiaries for such period determined on a consolidated basis in accordance with GAAP after net income or loss attributable to the non-controlling interests and before preferred stock dividends and accretion of issuance costs, plus depreciation and amortization of any real property (including furniture and equipment and other real estate assets); provided, however, that there shall be excluded:

(1) the income of any such consolidated subsidiary to the extent that the declaration or payment of dividends or similar distributions by such consolidated subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, statute, rule or governmental regulation applicable to such consolidated subsidiary;

(2) the net income or net loss of any Person, other than the Issuer or a Restricted Subsidiary, except that, subject to the exclusion contained in clause (8) below, the aggregate amount of cash actually distributed by such Person to the Issuer or a Restricted Subsidiary as a dividend or other distribution (subject, in the case of a dividend or other distribution paid to another Restricted Subsidiary, to the limitation contained in clause (1) above) shall be included in determining Consolidated Net Income;

(3) the income or loss of any person accrued prior to the date it becomes a consolidated subsidiary of the Issuer or is merged into or consolidated with the Issuer or any of its consolidated subsidiaries or the date that such person’s assets are acquired by the Issuer or any of its consolidated subsidiaries;

(4) any reduction for charges made in accordance with Financial Accounting Standard No. 141, 141R, 142 or 144 or any amendments or successors thereto;

(5) any extraordinary, unusual nonrecurring, exceptional, special or infrequent gain, loss or charge and any other gain, loss or charge not in the ordinary course of business (as reasonably determined and calculated by the Issuer in good faith, which determination shall be conclusive) (including fees, expenses and charges (or any amortization thereof));

(6) any noncash compensation expense attributable to grants of stock options, restricted stock or similar rights to officers, directors and employees of the Parent, the Issuer or any of its consolidated Subsidiaries;

(7) any net noncash gain or loss resulting in such period from Hedging Obligations incurred in the ordinary course of business and made in accordance with Financial Accounting Standards Codification Topic No. 815;

(8) all gain or loss realized as a result of the cumulative effect of changes in accounting principles;

(9) (x) any gain or loss realized upon the sale, abandonment or other disposition of any asset of the Issuer or any Restricted Subsidiary (including pursuant to any Sale/Leaseback Transaction) that is not sold, abandoned or otherwise disposed of in the ordinary course of business (as determined by the Issuer in good faith, which determination shall be conclusive) and (y) any gain or loss realized upon the disposal, abandonment or discontinuation of operations of the Issuer or any Restricted Subsidiary;

(10) all deferred financing costs written off and premiums paid in connection with any early extinguishment of Indebtedness or Hedging Obligations or other derivative instruments; and

(11) any fees and expenses (or amortization thereof), and any charges or costs, in connection with or related to any acquisition, merger, amalgamation, consolidation, Investment (including non-recurring costs to acquire equipment to the extent not capitalized in accordance with GAAP), Asset Disposition, disposition, recapitalization, non-competition agreement, issuance of Capital Stock or other equity offering, dividend, distribution or other Restricted Payment, Incurrence, Discharge or refinancing of Indebtedness, or amendment or modification of any agreement or instrument relating to any Indebtedness (in each case, whether or not completed, consummated or Incurred, and including (i) any such transaction consummated prior to the Issue Date, (ii) any offering or sale of Capital Stock of Parent to the extent the proceeds thereof were contributed, or if not consummated, were intended to be contributed to the equity capital of the Issuer or any of its Restricted Subsidiaries and (iii) any rating agency fees, consulting fees and other related expenses and/or letter of credit or similar fees);

provided further, however, that Consolidated Net Income for any period shall be increased (i) by cash received during such period by the Issuer or any of its consolidated subsidiaries in respect of commissions receivable (net of related commissions payable to brokers) on transactions that were completed by any acquired business prior to the acquisition of such business and which purchase accounting rules under GAAP would require to be recognized as an intangible asset purchased, (ii) increased, to the extent otherwise deducted in determining Consolidated Net Income for such period, by the amortization of intangibles relating to purchase accounting in connection with any acquisition permitted by the Indenture and (iii) increased (or decreased, as the case may be), in connection with the sale of real estate during such period, to eliminate the effect of purchase price allocations to such real estate resulting from the consummation of any acquisition permitted by the Indenture.

“Credit Agreement” means the Third Amended and Restated Credit Agreement among the Issuer, as borrower, the Parent and certain Subsidiaries of the Parent, as guarantors, Bank of America, N.A., as the administrative agent, Bank of America, N.A. and JPMorgan Chase Bank, N.A., as letter of credit issuers and the lenders from time to time party thereto, together with the related documents thereto (including the loans thereunder, any guarantees and security documents), as amended, extended, renewed, restated, supplemented or otherwise modified (in whole or in part, and without limitation as to amount, terms, conditions, covenants and other provisions) from time to time, and any agreement (and related document) governing Indebtedness, including an indenture, incurred to Refinance, in whole or in part, the borrowings and commitments then outstanding or permitted to be outstanding under such Credit Agreement or a successor Credit Agreement.

“Credit Facility” or “Credit Facilities” means one or more debt facilities (including the Credit Agreement), commercial paper facilities, securities purchase agreement, indenture or similar agreement, in each case, with banks or other institutional lenders or investors providing for revolving loans, term loans, receivables financing (including through the sale of receivables to lenders or to special purpose entities formed to borrow from lenders against such receivables), letters of credit or the issuance of securities, including any related notes, guarantees, collateral documents, instruments and agreement executed in connection therewith, and, in each case, as amended, restated, replaced (whether upon or after termination or otherwise), refinanced, supplemented, modified or otherwise changed (in whole or in part, and without limitation as to amount, terms, conditions, covenants and other provisions) from time to time.

“Currency Agreement” means in respect of a Person any foreign exchange contract, currency swap agreement or other similar agreement designed to protect such Person against fluctuations in currency values.

“Default” means any event which is, or after notice or passage of time or both would be, an Event of Default.

“Discharge” means to repay, repurchase, redeem, defease or otherwise acquire, retire or discharge; and the term “Discharged” shall have a correlative meaning.

“Disqualified Stock” means, with respect to any Person, any Capital Stock of such Person that by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable at the option of the holder) or upon the happening of any event:

(1) matures (excluding any maturities as a result of an optional redemption by the issuer thereof) or is mandatorily redeemable pursuant to a sinking fund obligation or otherwise;

(2) is convertible or exchangeable at the option of the holder for Indebtedness or Disqualified Stock; provided, however, that any security redeemable for cash by the holder that can, at the option of the Parent or its Subsidiaries, instead be redeemed or exchanged for Capital Stock of the Parent or its Subsidiaries that is not Disqualified Stock, shall not be Disqualified Stock); or

(3) is mandatorily redeemable or must be purchased upon the occurrence of certain events or otherwise, in whole or in part (other than for Capital Stock that is not Disqualified Stock),

in each case on or prior to the first anniversary of the Stated Maturity of the Notes; provided, however, that if such Capital Stock is issued to any employee or to any plan for the benefit of employees of the Parent or its Subsidiaries or by any such plan to such employees, such Capital Stock shall not constitute Disqualified Stock solely because it may be required to be repurchased by the Parent or its Subsidiaries in order to satisfy obligations as a result of such employee’s death or disability; provided further, however, that any Capital Stock that would not constitute Disqualified Stock but for provisions thereof giving holders thereof the right to require such Person to purchase or redeem such Capital Stock upon the occurrence of an “asset sale,” “change of control” or “termination of trading” occurring prior to the first anniversary of the Stated Maturity of the Notes shall not constitute Disqualified Stock if:

(A) the “asset sale,” “change of control” or “termination of trading” provisions applicable to such Capital Stock are not more favorable to the holders of such Capital Stock than the terms applicable to the Notes and set forth under Sections 4.05 and 4.01; and

(B) any such requirement only becomes operative after compliance with such terms applicable to the Notes, including the purchase of any Notes tendered pursuant thereto.

For the avoidance of doubt, the following shall not constitute Disqualified Stock:

(x) the Series B Preferred Stock outstanding on the Issue Date or Series C Preferred Stock outstanding on the Issue Date; and

(y) future issuances of Capital Stock having terms substantially similar to those of the Series B Preferred Stock or Series C Preferred Stock or warrants issued in connection with the same, provided that, the “change of control” or “termination of trading” provisions applicable to such Capital Stock are not more favorable to the holders of such Capital Stock than the terms applicable to the Series B Preferred Stock outstanding on the Issue Date or Series C Preferred Stock outstanding on the Issue Date (as applicable).

The amount of any Disqualified Stock that does not have a fixed redemption, repayment or repurchase price will be calculated in accordance with the terms of such Disqualified Stock as if such Disqualified Stock were redeemed, repaid or repurchased on any date on which the amount of such Disqualified Stock is to be determined pursuant to the Indenture; provided, however, that if such Disqualified Stock could not be required to be redeemed, repaid or repurchased at the time of such determination, the redemption, repayment or repurchase price will be the book value of such Disqualified Stock as reflected in the most recent financial statements of such Person.

“DTC” means The Depository Trust Company.

“Effective Date” means the date on which the Merger has been consummated and the first Escrow Release occurs.

“Effective Tangible Net Worth” means as of any date of determination, stockholders’ equity of the Issuer and its Restricted Subsidiaries (excluding any amounts attributable to Disqualified Stock), less Intangible Assets, plus depreciation and amortization.

“Equity Offering” means any primary offering of Capital Stock (other than Disqualified Stock) of the Parent or the Issuer to Persons who are not (immediately before such offering) Affiliates of the Parent or the Issuer other than (1) public offerings with respect to the Parent’s Common Stock registered on Form S-8; and (2) issuances upon exercise of options by employees of the Parent or any of its Restricted Subsidiaries.

“Escrow Account” shall have the meaning given to such term in the Escrow Agreement.

“Escrow Agent” means Wilmington Trust, National Association, or its successor or assign, in its capacity as escrow agent, pursuant to the Escrow Agreement.

“Escrow Agreement” means that certain Escrow Agreement, dated as of the Issue Date, among the Parent, the Trustee and the Escrow Agent, as such agreement may be amended, modified or supplemented from time to time.

“Escrow Outside Date” means November 16, 2026.

“Escrow Release” means the release by the Escrow Agent of the Escrowed Property on the applicable Escrow Release Date pursuant to the terms of the Escrow Agreement.

“Escrow Release Date” means any date on which any Escrowed Property is released from the Escrow Account pursuant to the terms of the Escrow Agreement.

“Escrowed Property” shall have the meaning given to such term in the Escrow Agreement.

“Ethically Screened Affiliate” means any Affiliate of a Person that (i) is managed as to day-to-day matters (but excluding, for the avoidance of doubt, as to strategic direction and similar matters) independently from such Person and any other Affiliate of such Person that is not an Ethically Screened Affiliate, (ii) has in place customary information screens between it and such Person and any other Affiliate of such Person that is not an Ethically Screened Affiliate and (iii) such Person or any other Affiliate of such Person that is not an Ethically Screened Affiliate does not direct or cause the direction of the investment policies of such entity, nor does such Person’s or any such other Affiliate’s investment decisions influence the investment decisions of such entity.

“Euroclear” means Euroclear Bank SA/NV, as operator of the Euroclear System, or any successor securities clearing agency.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Excluded Subsidiary” means (i) any Non-Material Subsidiary and (ii) any Restricted Subsidiary that is not a Wholly Owned Subsidiary, provided that all such non-Wholly Owned Subsidiaries in this clause (ii) that are not Subsidiary Guarantors may not, in the aggregate at any time, have assets (attributable to the Issuer’s and its domestic Restricted Subsidiaries’ equity interest in such entities) constituting more than seven and one half percent (7.5%) of the Issuer’s total assets on a consolidated basis based on the Issuer’s most recent internal financial statements.

“Fitch” means Fitch Ratings, Inc. or any successor rating agency.

“Final Escrow Release Date” means the final Escrow Release Date to occur.

“Fundamental Change” means the occurrence of a Change of Control.

“GAAP” means generally accepted accounting principles in the United States of America as in effect from time to time; provided, however, that GAAP shall mean the generally accepted accounting principles in the United States of America as in effect as of April 5, 2011 in the event of a change in GAAP after April 5, 2011 that would have a material adverse (including, without limitation, the treatment of an operating lease as Indebtedness) or positive effect on the Issuer, including those set forth in:

(1) the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants;

(2) statements and pronouncements of the Financial Accounting Standards Board;

(3) such other statements by such other entity as approved by a significant segment of the accounting profession; and

(4) the rules and regulations of the SEC governing the inclusion of financial statements (including pro forma financial statements) in periodic reports required to be filed pursuant to Section 13 of the Exchange Act, including opinions and pronouncements in staff accounting bulletins and similar written statements from the accounting staff of the SEC.

“Global Note” means any Note that is a Global Security.

“Guarantee” means, subject to the first paragraph of Article X, any obligation, contingent or otherwise, of any Person directly or indirectly guaranteeing any Indebtedness of any Person and any obligation, direct or indirect, contingent or otherwise, of such Person:

(1) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness of such Person (whether arising by virtue of partnership or other ownership arrangements, or by agreements to keep-well, to purchase assets, goods, securities or services, to take-or-pay or to maintain financial statement conditions or otherwise); or

(2) entered into for the purpose of assuring in any other manner the obligee of such Indebtedness of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part);

provided, however, that the term “Guarantee” shall not include (i) endorsements for collection or deposit in the ordinary course of business, (ii) customary environmental indemnities and non-recourse carve-out guarantees (including Permitted Non-Recourse Carve-Out Guarantees) requested by lenders in financing transactions secured by real property or loans secured by real estate, or (iii) completion and budget guarantees. The term “Guarantee” used as a verb has a corresponding meaning.

“Guarantor” means the Parent and/or a Subsidiary Guarantor.

“Guaranty” means the Parent Guaranty and/or a Subsidiary Guaranty.

“Guaranty Agreement” means the Indenture as of the Issue Date or any supplemental indenture, in a form satisfactory to the Trustee, pursuant to which a Guarantor guarantees the Issuer’s obligations with respect to the Notes on the terms provided for in the Indenture.

“Hedging Obligations” of any Person means the obligations of such Person pursuant to any Interest Rate Agreement, Currency Agreement, commodity price protection or hedging agreement or other similar agreements.

“Holder”, “holder” or “Noteholder” means the Person in whose name a Note is registered on the Registrar’s books.

“Incur” means issue, assume, Guarantee, incur or otherwise become liable for; provided, however, that any Indebtedness or Capital Stock of a Person existing at the time such Person becomes a Restricted Subsidiary (whether by merger, consolidation, acquisition or otherwise) shall be deemed to be Incurred by such Person at the time it becomes a Restricted Subsidiary. The term “Incurrence” when used as a noun shall have a correlative meaning. Solely for purposes of determining compliance with Section 4.02, (1) amortization of debt discount or the accretion of principal with respect to a noninterest bearing or other discount security and (2) the payment of regularly scheduled interest in the form of additional Indebtedness of the same instrument or the payment of regularly scheduled dividends on Capital Stock in the form of additional Capital Stock of the same class and with the same terms will not be deemed to be the Incurrence of Indebtedness.

“Indebtedness” means, with respect to any Person on any date of determination (without duplication):

(1) the principal in respect of (A) indebtedness of such Person for money borrowed and (B) indebtedness evidenced by notes, debentures, bonds or other similar instruments for the payment of which such Person is responsible or liable, including, in each case, any premium on such indebtedness to the extent such premium has become due and payable;

(2) all Capital Lease Obligations of such Person and all Attributable Debt in respect of Sale/Leaseback Transactions entered into by such Person;

(3) all obligations of such Person issued or assumed as the deferred purchase price of property, all conditional sale obligations of such Person and all obligations of such Person under any title retention agreement (but excluding trade accounts payable arising in the ordinary course of business);

(4) all obligations of such Person for the reimbursement of any obligor on any letter of credit, banker’s acceptance or similar credit transaction (other than obligations with respect to letters of credit securing obligations (other than obligations described in clauses (1) through (3) above) entered into in the ordinary course of business of such Person to the extent such letters of credit are not drawn upon or, if and to the extent drawn upon, such drawing is reimbursed no later than the twentieth (20th) Business Day following payment on the letter of credit);

(5) the amount of all obligations of such Person with respect to the redemption, repayment or other repurchase of any Disqualified Stock of such Person or, with respect to any Preferred Stock of any Subsidiary of such Person, the principal amount of such Preferred Stock to be determined in accordance with the Indenture (but excluding, in each case, any accrued dividends), provided that, provisions relating to waterfall priority returns, carried interest and tax allocations included in partnership agreements, shareholder agreements, limited liability company operating agreements or other constitutive documents entered into in the ordinary course of business shall not constitute Preferred Stock of any Subsidiary of such Person;

(6) all obligations of the type referred to in clauses (1) through (5) of other Persons and all dividends of other Persons for the payment of which, in either case, such Person is responsible or liable, directly or indirectly, as obligor, guarantor or otherwise, including by means of any Guarantee;

(7) all obligations of the type referred to in clauses (1) through (6) of other Persons secured by any Lien on any property or asset of such Person (whether or not such obligation is assumed by such Person), the amount of such obligation being deemed to be the lesser of the value of such property or assets and the amount of the obligation so secured; and

(8) to the extent not otherwise included in this definition, Hedging Obligations of such Person.

Notwithstanding the foregoing, in connection with the purchase by the Issuer or any Restricted Subsidiary of any business or real property, the term “Indebtedness” will exclude post-closing payment adjustments to which the seller may become entitled to the extent such payment is determined by a final closing balance sheet or post-closing prorations or such payment depends on the performance of such business after the closing; provided, however, that, at the time of closing, the amount of any such payment is not determinable and, to the extent such payment thereafter becomes fixed and determined, the amount is paid within sixty (60) days thereafter. Indebtedness of any Person shall include all Indebtedness of any partnership or other entity in which such Person is a general partner or other equity holder with unlimited liability other than (x) Indebtedness which is non-recourse to such Person and its assets (other than pursuant to Permitted Non-Recourse Carve-Out Guarantees) and (y) if such Person is an Investment Subsidiary, the indebtedness of a related Co-investment Vehicle.

The amount of Indebtedness of any Person at any date shall be the outstanding balance at such date of all unconditional obligations as described above and, with respect to contingent obligations, the maximum liability upon the occurrence of the related contingency at such date; provided, however, that the principal amount of any noninterest bearing or other discount security at any date will be the principal amount thereof that would be shown on a balance sheet of such Person dated such date prepared in accordance with GAAP.

For purposes of calculating the Maximum Balance Sheet Leverage Ratio under Section 4.02(A), the term Indebtedness shall exclude Hedging Obligations of the Issuer and its Restricted Subsidiaries.

“Indenture” has the meaning ascribed to it in the preamble hereto.

“Independent Qualified Party” means an investment banking firm, accounting firm or appraisal firm of national standing; provided, however, that such firm is not an Affiliate of the Issuer.

“Intangible Assets” means, as of any date of determination, goodwill of the Issuer and its Restricted Subsidiaries under GAAP.

“Interest Rate Agreement” means in respect of a Person any interest rate swap agreement, interest rate cap agreement or other financial agreement or arrangement designed to protect such Person against fluctuations in interest rates.

“Investment” in any Person means any direct or indirect advance, loan (other than advances to customers in the ordinary course of business that are recorded as accounts receivable on the balance sheet of the lender) or other extensions of credit (including by way of Guarantee or similar arrangement) or capital contribution to (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others), or any purchase or acquisition of Capital Stock, Indebtedness or other similar instruments issued by such Person. Except as otherwise provided for herein, the amount of an Investment shall be its fair market value at the time the Investment is made and without giving effect to subsequent changes in value. For the avoidance of doubt, leases to tenants in the ordinary course of business of the Issuer or any Restricted Subsidiary shall not be deemed to constitute “Investments”.

For purposes of the definition of “Unrestricted Subsidiary,” the definition of “Restricted Payment” and Section 4.03:

(1) “Investment” shall include the portion (proportionate to the Issuer’s equity interest in such Subsidiary) of the fair market value of the net assets of any Subsidiary of the Issuer at the time that such Subsidiary is designated an Unrestricted Subsidiary; provided, however, that upon a redesignation of such Subsidiary as a Restricted Subsidiary, the Issuer shall be deemed to continue to have a permanent “Investment” in an Unrestricted Subsidiary equal to an amount (if positive) equal to (A) the Issuer’s “Investment” in such Subsidiary at the time of such redesignation less (B) the portion (proportionate to the Issuer’s equity interest in such Subsidiary) of the fair market value of the net assets of such Subsidiary at the time of such redesignation; and

(2) any property transferred to or from an Unrestricted Subsidiary shall be valued at its fair market value at the time of such transfer, in each case as determined in good faith by the Board of Directors.

“Investment Subsidiary” shall mean (1) any Subsidiary engaged principally in the business of directly or indirectly buying, holding, transferring or selling real estate related assets, including securities of companies engaged principally in such business (including, without limitation, Real Estate Companies and Qualified REITs) and Indebtedness secured by real estate or equity interests in entities directly or indirectly owning real estate or related assets, or (2) any Subsidiary engaged principally in the business of investment management, including investing in and/or managing Co-investment Vehicles. For the avoidance of doubt, an “Investment Subsidiary” may be a Restricted Subsidiary or an Unrestricted Subsidiary.

“Issue Date” means May 29, 2026.

“Issuer” means the party named as such in the preamble hereto until a successor replaces it pursuant to the applicable provisions of the Indenture and thereafter means the successor. The foregoing sentence shall likewise apply to any such successor or subsequent successor. For purposes of interpreting the Indenture as it relates to the Notes, the term “Company,” as used in the Base Indenture, shall be deemed to refer to the Issuer.

“Lien” means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any conditional sale or other title retention agreement or lease in the nature thereof). For the avoidance of doubt, the grant by any Person of a non-exclusive license to use intellectual property owned by, licensed to, or developed by such Person and such license activity shall not constitute a grant by such Person of a Lien on such intellectual property.

“Limited Condition Transaction” means (i) any acquisition, including by way of merger, amalgamation, consolidation or other business combination or the acquisition of Capital Stock or otherwise, of any assets, business or Person, or any other Investment by one or more of the Issuer and its Subsidiaries permitted by this Indenture, in each case, whose consummation is not conditioned on the availability of, or on obtaining, third party financing (or, if such a condition does exist, the Issuer or any Subsidiary, as applicable, would be required to pay any fee, liquidated damages or other amount or be subject to any indemnity, claim or other liability as a result of such third party financing not having been available or obtained) or (ii) any redemption, repurchase, defeasance, satisfaction and discharge or repayment of Indebtedness, Disqualified Stock or Preferred Stock requiring notice in advance of such redemption, repurchase, defeasance, satisfaction and discharge or repayment.

“Management Investors” means the current or former management members, officers, directors, employees and other members of the management of the Parent, the Issuer or any of their respective Subsidiaries (including, for the avoidance of doubt, William J. McMorrow), or family members or relatives of any of the foregoing (provided that, solely for purposes of the definition of “Permitted Holders”, such relatives shall include only those Persons who are or become Management Investors in connection with estate planning for or inheritance from other Management Investors, as determined in good faith by the Issuer, which determination shall be conclusive), or trusts, partnerships or limited liability companies for the benefit of any of the foregoing, or any of their heirs, executors, successors and legal representatives, who at any date beneficially own or have the right to acquire, directly or indirectly, Capital Stock of the Parent (including any options, warrants or other rights in respect thereof).

“Maximum Balance Sheet Leverage Ratio” means as of any date of determination with respect to the Issuer and its Restricted Subsidiaries, the ratio of total Indebtedness (excluding Non-Recourse Indebtedness) to Effective Tangible Net Worth, in each case as of the previous quarter end; provided, however, that:

(1) if the Issuer or any Restricted Subsidiary has issued any Indebtedness (including if the proceeds of such Indebtedness have been deposited in an escrow account (as set forth in the definition of “Refinancing Indebtedness”)) since the previous quarter end that remains outstanding or if the transaction giving rise to the need to calculate the Maximum Balance Sheet Leverage Ratio is an issuance of Indebtedness, or both, the Maximum Balance Sheet Leverage Ratio shall be calculated after giving effect on a pro forma basis to such Indebtedness (including a pro forma application of the net proceeds therefrom) as if such Indebtedness had been issued (and the application of any net proceeds therefrom was made) on the last day of the previous quarter, and

(2) if the Issuer or any Restricted Subsidiary has repaid, repurchased, defeased or otherwise discharged any Indebtedness (including any discharge of Indebtedness to occur upon release of such funds from any escrow account as referenced above) since the previous quarter end or if the transaction giving rise to the need to calculate Maximum Balance Sheet Leverage Ratio will include the repayment, repurchase, defeasance or discharge of Indebtedness, or both, the Maximum Balance Sheet Leverage Ratio shall be calculated after giving effect on a pro forma basis to the discharge of such Indebtedness, as if such discharge had occurred on the last day of the previous quarter.

For purposes of this definition, whenever pro forma effect is to be given to an issuance of Indebtedness or the discharge of Indebtedness, the pro forma calculations shall be determined in good faith by a responsible financial or accounting Officer of the Issuer and in a manner that is consistent with Rule 11-02(b)(6) of Regulation S-X promulgated by the SEC.

Solely for purposes of calculating the Maximum Balance Sheet Leverage Ratio under Section 4.02(A), the term Indebtedness shall exclude (i) Guarantees of Indebtedness of a Co-investment Vehicle or separate account or investment program managed, operated, sponsored or owned wholly or in part by an Investment Subsidiary in an amount not to exceed the greater of (x) one hundred million dollars ($100,000,000) and (y) one and one half percent (1.5%) of Total Assets in the aggregate at any time outstanding; and (ii) Permitted Non-Recourse Carve-Out Guarantees.

“Merger” means the acquisition, directly or indirectly, by BidCo on the Effective Date, in accordance with the Merger Agreement, of all of the outstanding common stock of the Parent.

“Merger Agreement” means the Agreement and Plan of Merger, as amended by the Amendment to the Agreement and Plan of Merger, by and among BidCo, Kona Merger Subsidiary, Inc., a Delaware corporation, and Parent, as the same may be amended, restated, supplemented, waived or otherwise modified from time to time in accordance with the Merger Agreement.

“Moody’s” means Moody’s Investors Service, Inc., or any successor rating agency.

“Net Available Cash” from an Asset Disposition means cash payments received therefrom (including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or otherwise and proceeds from the sale or other disposition of any securities received as consideration, but only as and when received, but excluding any other consideration received in the form of assumption by the acquiring Person of Indebtedness or other obligations relating to such properties or assets or received in any other noncash form), in each case net of:

(1) all legal, accounting, investment banking and brokerage fees, title and recording tax expenses, commissions and other fees and expenses incurred, and all federal, state, provincial, foreign and local taxes required to be accrued as a liability under GAAP, as a consequence of such Asset Disposition;

(2) all payments made on any Indebtedness which is secured by any assets subject to such Asset Disposition, in accordance with the terms of any Lien upon or other security agreement of any kind with respect to such assets, or which must, by applicable law, be repaid out of the proceeds from such Asset Disposition;

(3) all distributions and other payments required to be made to minority interest holders in Restricted Subsidiaries as a result of such Asset Disposition; and

(4) the deduction of appropriate amounts provided by the seller as a reserve, in accordance with GAAP, against any liabilities associated with the property or other assets disposed in such Asset Disposition and retained by the Issuer or any Restricted Subsidiary after such Asset Disposition.

“Net Cash Proceeds,” with respect to any issuance or sale of Capital Stock, means the cash proceeds of such issuance or sale net of attorneys’ fees, accountants’ fees, underwriters’ or placement agents’ fees, discounts or commissions and brokerage, consultant and other fees actually incurred in connection with such issuance or sale and net of taxes paid or payable as a result thereof.

“Net Short Holder” means any Notes Beneficial Owner (alone or together with its Affiliates (but subject to clause (vi) below)) (other than any Notes Beneficial Owner that is a Regulated Bank) that, as a result of its (or its Affiliates’ (but subject to clause (vi) below)) interest, whether held directly or through any intermediary, in any total return swap, total rate of return swap, credit default swap or other derivative contract entered into pursuant to bona fide market making activities), has a net short position with respect to either (1) the Notes or (2) any other Indebtedness and/or commitments in respect thereof of the Issuer or Subsidiary Guarantors (any such Indebtedness and/or commitments under this clause (2), the “Covered Indebtedness”). For purposes of determining whether a Notes Beneficial Owner (alone or together with its Affiliates (but subject to clause (vi) below)) has a “net short position” on any date of determination: (i) derivative contracts with respect to the Notes and/or any Covered Indebtedness and such contracts that are the functional equivalent thereof shall be counted at the notional amount thereof in Dollars, (ii) notional amounts in other currencies shall be converted to the dollar equivalent thereof by such Notes Beneficial Owner in a commercially reasonable manner consistent with generally accepted financial practices and based on the prevailing conversion rate (determined on a mid-market basis) on the date of determination, (iii) derivative contracts in respect of an index that includes the Issuer or any of the Subsidiary Guarantors or any instrument issued or guaranteed by the Issuer or any of the Subsidiary Guarantors shall not be deemed to create a short position with respect to either (1) the Notes and/or (2) the Covered Indebtedness, so long as (x) such index is not created, designed, administered or requested by such Notes Beneficial Owner or its Affiliates (other than its Excluded Affiliates) and (y) the Issuer and Subsidiary Guarantors and any instrument issued or guaranteed by the Issuer or any of the Subsidiary Guarantors, collectively, shall represent less than 5% of the components of such index, (iv) derivative transactions that are documented using either the 2014 ISDA Credit Derivatives Definitions or the 2003 ISDA Credit Derivatives Definitions (collectively, the “ISDA CDS Definitions”) shall be deemed to create a short position with respect to either (1) the Notes and/or (2) the Covered Indebtedness if such Notes Beneficial Owner or its Affiliates (other than its Excluded Affiliates) is a protection buyer or the equivalent thereof for such derivative transaction and (x) the Notes and/or any such Covered Indebtedness are a “Reference Obligation” under the terms of such derivative transaction (whether specified by name in the related documentation, included as a “Standard Reference Obligation” on the most recent list published by Markit, if “Standard Reference Obligation” is specified as applicable in the relevant documentation or in any other manner), (y) the Notes and/or any such Covered Indebtedness would be a “Deliverable Obligation” under the terms of such derivative transaction or (z) the Issuer or any of the Subsidiary Guarantors (or any of their successors) is designated as a “Reference Entity” under the terms of such derivative transactions, (v) credit derivative transactions or other derivatives transactions not documented using the ISDA CDS Definitions shall be deemed to create a short position with respect to either (1) the Notes and/or (2) the Covered Indebtedness if such transactions are functionally equivalent to a transaction that offers such Notes Beneficial Owner or its Affiliates (other than its Excluded Affiliates) protection in respect of the Notes and/or any such Covered Indebtedness, or as to the credit quality of the Issuer or any of the Subsidiary Guarantors (or any of their successors) other than, in each case, as part of an index so long as (x) such index is not created, designed, administered or requested by such Notes Beneficial Owner or its Affiliates (other than its Excluded Affiliates) and (y) the Issuer and Subsidiary Guarantors and any instrument issued or guaranteed by the Issuer or any of the Subsidiary Guarantors, collectively, shall represent less than 5% of the components of such index and (vi) in connection with any amendment, supplement, waiver or modification of the Indenture or the Notes, as well as any other request, demand, authorization, direction, notice, consent or waiver under the Indenture, each Notes Beneficial Owner shall either (A) reasonably inquire as to whether its Ethically Screened Affiliates have any interest in the Notes, any such Covered Indebtedness and/or any applicable total return swap, total rate of return swap, credit default swap or other derivative contract, and such Ethically Screened Affiliates’ interests therein shall only be included in determining whether such Notes Beneficial Owner (alone or together with its Affiliates) is a Net Short Holder to the extent determined from such reasonable inquiry or (B) provide a certification or deemed certification to the Trustee and the Issuer that such Notes Beneficial Owner is not coordinating or acting in concert with any of its Affiliates (other than any Affiliates designated in writing by such Notes Beneficial Owner whose interests in the Notes, any such Covered Indebtedness and/or any applicable total return swap, total rate of return swap, credit default swap or other derivative contract shall be included in determining whether such Notes Beneficial Owner is a Net Short Holder (each a “Designated Affiliate”)) with respect to its interest in the Notes, any such Covered Indebtedness and/or any applicable total return swap, total rate of return swap, credit default swap or other derivative contract, in which case the interests of the Affiliates (other than any Designated Affiliates) of such Notes Beneficial Owner in any Notes, any such Covered Indebtedness and/or any applicable total return swap, total rate of return swap, credit default swap or other derivative contract shall not be included in determining whether such Notes Beneficial Owner is a Net Short Holder (any such Affiliate in clause (A) or (B) above (other than any Designated Affiliates) whose Notes, any Covered Indebtedness and/or any applicable total return swap, total rate of return swap, credit default swap or other derivative contract are not included in determining whether such Notes Beneficial Owner is a Net Short Holder, an “Excluded Affiliate”).

“Non-Material Subsidiaries” means all domestic Restricted Subsidiaries designated as Non-Material Subsidiaries by the Issuer; provided that all such domestic Restricted Subsidiaries may not, in the aggregate at any time have assets (attributable to the Issuer’s and its domestic Restricted Subsidiaries’ equity interest in such entities) constituting more than five percent (5.0%) of the Issuer’s total assets on a consolidated basis based on the Issuer’s most recent internal financial statements.

“Non-Recourse Indebtedness” means Indebtedness (including any and all refinancings thereof that would meet the criteria set forth below) of an Investment Subsidiary or Investment Subsidiaries; provided, however, that (1) such Indebtedness is incurred solely in relation to the permitted investment activities (including investments in Permitted Real-Estate Related Asset Investments) or real estate related activities of such Investment Subsidiary or Investment Subsidiaries or any Co-investment Vehicles or separate accounts or investment programs managed, operated or sponsored by an Investment Subsidiary or Investment Subsidiaries, and (2) such Indebtedness is not Guaranteed by, or otherwise recourse to the Issuer or any Restricted Subsidiary (other than pursuant to a Permitted Non-Recourse Carve-Out Guarantee) other than the Investment Subsidiary or Investment Subsidiaries that is or are the borrower(s) or co-borrowers; provided, further, that, if any such Indebtedness is partially Guaranteed by or otherwise recourse to the Issuer or any Restricted Subsidiary (other than pursuant to a Permitted Non-Recourse Carve-Out Guarantee and other than with respect to the Investment Subsidiary or Investment Subsidiaries that is or are the borrower(s)) and therefore does not meet the criteria set forth above, the portion of such Indebtedness that does meet the criteria set forth above shall be “Non-Recourse Indebtedness” hereunder.

“Non-U.S. Person” means a Person who is not a U.S. person, as that term is defined in Regulation S.

“Notes” has the meaning ascribed to it in the preamble hereto.

“Notes Beneficial Owner” means a Person who is a beneficial owner of interests in the Notes (including Additional Notes, if any).

“Obligations” means with respect to any Indebtedness all obligations for principal, premium, interest, penalties, fees, indemnifications, reimbursements and other amounts payable pursuant to the documentation governing such Indebtedness.

“Offering Memorandum” means the confidential Offering Memorandum of the Issuer, dated May 14, 2026, relating to the offering of the Notes.

“Officer” means the Chairman of the Board of Directors, the Chief Executive Officer, the President, the Chief Financial Officer, any Executive Vice President, Senior Vice President or Vice President, the Treasurer or any Assistant Treasurer or the Secretary or any Assistant Secretary of the Parent or the Issuer.

“Officer’s Certificate” means a certificate signed on behalf of the Parent or the Issuer, as the case may be, by an Officer of the Parent or the Issuer, respectively.

“Opinion of Counsel” means a written opinion signed by legal counsel, who may be an employee of or counsel to the Parent or the Issuer, satisfactory to the Trustee.

“Parent” means Kennedy-Wilson Holdings, Inc., a Delaware corporation, until a successor replaces it pursuant to the applicable provisions of the Indenture and thereafter means the successor. The foregoing sentence shall likewise apply to any such successor or subsequent successor.

“Parent Guaranty” means the Guarantee by the Parent from the Effective Date of the Issuer’s obligations with respect to the Notes contained in the Indenture.

“Permanent Regulation S Global Note” means a permanent Global Note substantially in the form of Exhibit A bearing the applicable legends set forth in Exhibit B, deposited with the Trustee, as custodian for DTC, and registered in the name of DTC or its nominee, issued in exchange for beneficial interests in a Temporary Regulation S Global Note after the expiration of the Restricted Period.

“Permitted Co-investment” means any Investment by the Issuer or any of its Restricted Subsidiaries in, or any Guarantee by the Issuer or any of its Restricted Subsidiaries of the Indebtedness of, a Co-investment Vehicle or separate account or investment program managed, operated or sponsored by one or more Investment Subsidiaries; provided, however, that if, and only if such Investment or Guarantee (other than a Permitted Non-Recourse Carve-Out Guarantee), as applicable, is in an amount greater than the greater of (x) one hundred million dollars ($100,000,000) and (y) one and one half percent (1.5%) of Total Assets, then (i) such Investment shall not be greater than seventy five percent (75%) of the aggregate commitment (including both committed equity and Indebtedness) of such Co-investment Vehicle or separate account or investment program and (ii) such Guarantee (other than a Permitted Non-Recourse Carve-Out Guarantee) shall not be greater than seventy five percent (75%) of the aggregate committed Indebtedness of such Co-investment Vehicle or separate account or investment program; provided further, however, that the total amount of such Guarantees (other than Permitted Non-Recourse Carve-Out Guarantees) shall not exceed the greater of (x) one hundred million dollars ($100,000,000) and (y) one and one half percent (1.5%) of Total Assets in the aggregate at any time outstanding. For the avoidance of doubt, in determining committed equity and Indebtedness of a Co-investment Vehicle, or separate account or investment program managed, operated or sponsored by one or more Investment Subsidiaries, the committed equity and Indebtedness of such Co-investment Vehicle and its subsidiaries, taken as a whole, or such separate account or investment program, shall be counted.

“Permitted Escrow Investments” means U.S. Government Obligations and investments in money market funds denominated and payable in U.S. dollars that (1) mature (or are subject to redemption at the option of the holder) no later than the Business Day prior to the date such funds are required to be used and (2) comply with the risk limiting conditions of Rule 2a-7 (or any successor rule) of the Securities and Exchange Commission under the Investment Company Act of 1940, as amended.

“Permitted Holders” means (1) the Management Investors, (2) any Person both the Capital Stock and Voting Stock of which (or in the case of a trust, the beneficial interests of which) are majority owned by a Management Investor, (3) Fairfax or (4) any controlled Affiliate of Fairfax.

“Permitted Investment” means an Investment by the Issuer or any Restricted Subsidiary in:

(1) the Issuer, a Restricted Subsidiary or a Person that will, upon the making of such Investment, become a Restricted Subsidiary; provided, however, that (A) the primary business of such Restricted Subsidiary is a Related Business and (B) such Restricted Subsidiary is not restricted from making dividends or similar distributions by contract, operation of law or otherwise, other than restrictions on dividends or distributions permitted pursuant to Section 4.04;

(2) another Person if as a result of such Investment such other Person is merged or consolidated with or into, or transfers or conveys all or substantially all its assets to, the Issuer or a Restricted Subsidiary (including any Investments acquired as a result of such merger, consolidation, transfer or conveyance to the extent that such Investments were not made in contemplation of, and were in existence on the date of, such merger, consolidation, transfer or conveyance); provided, however, that such Person’s primary business is a Related Business;

(3) Investments made by the Parent, the Issuer or its Restricted Subsidiaries as a result of consideration received in connection with an Asset Disposition made in compliance with Section 4.05 or from any other disposition or transfer of assets not constituting an Asset Disposition;

(4) Investments represented by guarantees that are otherwise permitted by the Indenture;

(5) cash and Temporary Cash Investments;

(6) receivables owing to the Issuer or any Restricted Subsidiary if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms; provided, however, that such trade terms may include such concessionary trade terms as the Issuer or any such Restricted Subsidiary deems reasonable under the circumstances;

(7) payroll, travel, moving and similar advances to cover matters that are expected at the time of such advances ultimately to be treated as expenses for accounting purposes and that are made in the ordinary course of business;

(8) loans or advances to employees or independent contractors made in the ordinary course of business of the Issuer or such Restricted Subsidiary;

(9) stock, obligations or securities received in settlement of debts created in the ordinary course of business and owing to the Issuer or any Restricted Subsidiary or in satisfaction of judgments;

(10) any Person where such Investment was acquired by the Issuer or any of its Restricted Subsidiaries (a) in exchange for any other Investment or accounts receivable held by the Issuer or any such Restricted Subsidiary in connection with or as a result of a bankruptcy, workout, reorganization or recapitalization of the issuer of such other Investment or accounts receivable or (b) as a result of a foreclosure by the Issuer or any of its Restricted Subsidiaries with respect to any secured Investment or other transfer of title with respect to any secured Investment in default;

(11) Hedging Obligations entered into in the ordinary course of the Issuer’s or any Restricted Subsidiary’s business and not for the purpose of speculation;

(12) any Person to the extent such Investment exists on the Issue Date or replaces or refinances an Investment in such Person existing on the Issue Date in an amount not exceeding the amount of the Investment being replaced or refinanced; provided, however, that the new Investment is on terms and conditions no less favorable than the Investment being renewed or replaced;

(13) Investments in insurance on the life of any participant in any deferred compensation plan of the Issuer made in the ordinary course of business;

(14) Permitted Co-investments; Permitted Non-Recourse Carve-Out Guarantees; Permitted Real-Estate Related Asset Investments, Capital Stock of any Qualified REIT and Qualified Real Estate Securities;

(15) so long as no Default shall have occurred and be continuing (or result therefrom), any Person in an aggregate amount which, when added together with the amount of all the Investments made pursuant to this clause (15) which at such time have not been repaid through repayments of loans or advances or other transfers of assets, does not exceed the greater of (x) two hundred million dollars ($200,000,000) and (y) three percent (3.0%) of Total Assets, at any time outstanding (with the fair market value of each Investment being measured at the time made and without giving effect to subsequent changes in value); and

(16) marketable securities of a Related Business or marketable securities where the primary purpose of such Investment is to facilitate Related Business, provided that such marketable securities shall not, in the aggregate at any time, have a fair market (measured at the time made and without giving effect to subsequent changes in value) that exceeds the greater of (x) two hundred million dollars ($200,000,000) and (y) three percent (3.0%) of Total Assets.

“Permitted Liens” means, with respect to any Person:

(1) pledges or deposits by such Person under worker’s compensation laws, unemployment insurance laws or similar legislation, or good faith deposits in connection with bids, tenders, contracts, including deposits under agreements that provide that such deposit constitutes liquidated damages upon breach of such agreement (other than for the payment of Indebtedness) or leases to which such Person is a party, or deposits to secure public or statutory obligations of such Person or deposits of cash or United States government bonds to secure surety or appeal bonds to which such Person is a party, or deposits as security for contested taxes or import duties or for the payment of rent, in each case Incurred in the ordinary course of business;

(2) Liens imposed by law, such as carriers’, warehousemen’s, landlord’s, mechanics’, materialmen’s and repairmen’s Liens and other similar Liens, in each case for sums not yet due and payable or being contested in good faith by appropriate proceedings or other Liens arising out of judgments or awards against such Person with respect to which such Person shall then be proceeding with an appeal or other proceedings for review and Liens arising solely by virtue of any statutory or common law provision relating to banker’s Liens, rights of setoff or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution; provided, however, that (A) such deposit account is not a dedicated cash collateral account and is not subject to restrictions against access by the Issuer in excess of those set forth by regulations promulgated by the Federal Reserve Board and (B) such deposit account is not intended by the Issuer or any Restricted Subsidiary to provide collateral to the depository institution;

(3) Liens for taxes, fees, assessments or other governmental charges not yet subject to penalties for nonpayment or which are being contested in good faith by appropriate proceedings;

(4) Liens in favor of issuers of surety bonds or letters of credit issued pursuant to the request of and for the account of such Person in the ordinary course of its business; provided, however, that such letters of credit do not constitute Indebtedness;

(5) Liens to secure the performance of bids, trade contracts (other than for Indebtedness), leases (other than Capital Lease Obligations and Attributable Debt), statutory obligations, appeal bonds, performance bonds, mechanic’s lien release bonds and other obligations of a like nature, in each case in the ordinary course of business;

(6) survey exceptions, encumbrances, easements or reservations of, or rights of others for, licenses, rights-of-way, sewers, electric lines, telegraph and telephone lines and other similar purposes, or conditions, covenants and restrictions, deed restrictions, zoning or other restrictions as to the use of real property or Liens incidental to the conduct of the business of such Person or to the ownership of its properties which were not Incurred in connection with Indebtedness and which do not in the aggregate materially adversely affect the value of said properties or materially impair their use in the operation of the business of such Person;

(7) Liens securing Indebtedness (including Capital Lease Obligations and Attributable Debt) Incurred to finance the construction, purchase or lease of, or repairs, improvements or additions to, property (real or personal, tangible or intangible), plant or equipment of such Person or a direct or indirect Subsidiary of such Person or an Investment of such Person; provided, however, that the Lien may not extend to any other property (other than the relevant property, plant or equipment) owned by such Person or any of its Restricted Subsidiaries at the time the Lien is Incurred (other than assets and property affixed or appurtenant thereto), and the Indebtedness (other than any interest thereon) secured by the Lien may not be Incurred more than one hundred and eighty (180) days after the later of the acquisition, completion of construction, repair, improvement, addition or commencement of full operation of the property subject to the Lien;

(8) Liens arising out of judgments or awards in respect of which the Issuer or any Restricted Subsidiary shall in good faith be prosecuting an appeal or proceedings for review in respect of which there shall be secured a subsisting stay of execution pending such appeal or proceedings; provided that the aggregate amount of all such judgments or awards (and any cash and the fair market value of any property subject to such Liens) does not exceed the greater of (x) twenty five million dollars ($25,000,000) and (y) one percent (1.0%) of Total Assets at any time outstanding;

(9) Liens existing on the Issue Date (other than the Liens securing Indebtedness pursuant to any Credit Facility);

(10) Liens on property (real or personal, tangible or intangible) or shares of Capital Stock of another Person at the time such other Person becomes a Subsidiary of such Person;

provided, however, that the Liens may not extend to any other property owned by such Person or any of its Restricted Subsidiaries (other than assets and property affixed or appurtenant thereto);

(11) Liens on property at the time such Person or any of its Subsidiaries acquires such property, including any acquisition by means of a merger or consolidation with or into such Person or a Subsidiary of such Person; provided, however, that the Liens may not extend to any other property owned by such Person or any of its Restricted Subsidiaries (other than assets and property affixed or appurtenant thereto);

(12) Liens securing Indebtedness or other obligations of a Subsidiary of such Person owing to such Person or a Subsidiary of such Person;

(13) Liens securing Hedging Obligations so long as such Hedging Obligations relate to Indebtedness that is, and is permitted to be under the Indenture, secured by a Lien on the same properly securing such Hedging Obligations;

(14) (A) Liens securing Senior Indebtedness Incurred in compliance with Section 4.02 in an aggregate amount not to exceed the amount of Indebtedness Incurred under Section 4.02(B)(i) and then outstanding, and (B) Liens on Senior Indebtedness securing any Refinancing (or successive Refinancings) as a whole, or in part, of any Indebtedness secured by Liens permitted by this clause (14);

(15) Liens on specific items of inventory or other goods of such Person securing such Person’s obligations in respect of bankers’ acceptances issued or created for the account of such Person solely to facilitate the purchase, shipment or storage of such inventory or other goods;

(16) Liens arising solely by virtue of any statutory or common law provision relating to bankers’ liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution; provided, however, that (A) such deposit account is not a dedicated cash collateral account and is not subject to restrictions against access by the Issuer or any Subsidiary of the Issuer in excess of those set forth by regulations promulgated by the Board of Governors of the Federal Reserve System of the United States and (B) such deposit account is not intended by the Issuer or any Subsidiary to provide collateral to such depository institution;

(17) Liens securing Non-Recourse Indebtedness or guarantees (including Permitted Non-Recourse Carve-Out Guarantees) thereof (and Refinancings of any of the foregoing) on assets or Capital Stock of Restricted Subsidiaries formed solely for the purpose of, and which engage in no business other than, any Related Business;

(18) Liens encumbering the assets of or secured by Permitted Real-Estate Related Asset Investments or Co-investment Vehicles;

(19) Liens securing Indebtedness which, taken together with all other Indebtedness secured by Liens (excluding Liens permitted by clauses (1) through (18), inclusive, above or clause (20) below) at the time of determination, does not exceed the greater of (x) two hundred million dollars ($200,000,000) and (y) three percent (3.0%) of Total Assets; and

(20) Liens to secure any Refinancing (or successive Refinancings) as a whole, or in part, of any Indebtedness secured by any Lien referred to in the foregoing clause (7), (9), (10) or (11); provided, however, that:

(A) such new Lien shall be limited to all or part of the same property and assets that secured or, under the written agreements pursuant to which the original Lien arose, could secure the original Lien (plus improvements and accessions to, such properly or proceeds or distributions thereof); and

(B) the Indebtedness secured by such Lien at such time is not increased to any amount greater than the sum of (x) the outstanding principal amount or, if greater, committed amount of the Indebtedness described under clause (7), (9), (10) or (11) at the time the original Lien became a Permitted Lien and (y) an amount necessary to pay any fees and expenses, including premiums, related to such refinancing, refunding, extension, renewal or replacement.

“Permitted Non-Recourse Carve-Out Guarantees” means customary completion, budget or cost overrun guarantees, partial repayment or carry and interest guarantees, indemnities or other customary guarantees provided to lenders (including by means of separate indemnification agreements, carve-out guarantees or pledges of the equity interests in the borrower(s) or the parent of the borrower(s) under Non-Recourse Indebtedness by the direct parent of the borrower(s) (or the indirect parent of the borrower(s), provided that the pledgor’s only assets are direct or indirect equity interests of the borrower(s)) under such Non-Recourse Indebtedness in order to secure such Non-Recourse Indebtedness) provided in the ordinary course of business and consistent with past practice by the Issuer or a Restricted Subsidiary or Restricted Subsidiaries in financing transactions that are directly or indirectly secured by real property or other related assets (including Capital Stock) of a Restricted Subsidiary or Restricted Subsidiaries (including an Investment Subsidiary), Co-Investment Vehicle, joint venture, Unrestricted Subsidiary or a separate account or investment program managed, operated or sponsored by an Investment Subsidiary or Investment Subsidiaries and that may be full or partial recourse or non-recourse to the Restricted Subsidiary or Restricted Subsidiaries (including an Investment Subsidiary), Co-Investment Vehicle, joint venture, Unrestricted Subsidiary or separate account or investment program managed, operated or sponsored by an Investment Subsidiary, in each case that is the borrower or are the borrowers or co-borrowers (or the direct or indirect parent of the borrower(s) or co-borrowers) in such financing, but is non-recourse to Issuer or any other Restricted Subsidiary that is not a borrower or co-borrower, except for such customary completion, budget or cost overrun guarantees, partial repayment or carry and interest guarantees, indemnities or other customary guarantees (including by means of separate indemnification agreements or carve-out guarantees) and except for pledges of the equity interests in the borrower(s) or co-borrowers or the parent of the borrower(s) or co-borrowers under Non-Recourse Indebtedness by the direct parent of the borrower(s) or co-borrowers (or the indirect parent of the borrower(s) or co-borrowers provided that the pledgor’s only assets are direct or indirect equity interests of the borrower(s)) or co-borrowers under such Non-Recourse Indebtedness in order to secure such Non-Recourse Indebtedness.

“Permitted Real-Estate Related Asset Investment” means any Investment in secured notes, mortgages, deeds of trust, collateralized mortgage obligations, commercial mortgage-backed securities, other secured debt securities, secured debt derivatives or other secured debt instruments (including any (x) Investment in Indebtedness secured by real estate or equity interests in entities directly or indirectly owning real estate or related assets; and (y) participation interests in any of the aforementioned Investments), so long as such Investment relates directly or indirectly to real property that constitutes or is used as land, office, multifamily, residential, industrial, retail, hotel or mixed-use property or other commercial property types.

“Person” means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

“Physical Note” means any Rule 144A Physical Note or Regulation S Physical Note.

“Preferred Stock” as applied to the Capital Stock of any Person, means Capital Stock of any class or classes (however designated) of such Person that is preferred as to the payment of dividends or distributions, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such Person, over shares of Capital Stock of any other class of such Person.

The “principal” of a Note means the principal of the Note plus the premium, if any, payable on the Note which is due or overdue or is to become due at the relevant time.

“Private Placement Legend” means the applicable legend or legends set forth in Exhibit B.

“QIB” means a “qualified institutional buyer,” as that term is defined in Rule 144A.

“Qualified Real Estate Company” means any (1) Real Estate Company that is controlled, managed, operated or sponsored by the Issuer or any Restricted Subsidiary; (2) Real Estate Company into which the Parent, the Issuer, or its Restricted Subsidiaries contributes or has contributed direct or indirect interests in real estate and related assets in exchange for the Capital Stock of such Real Estate Company; and (3) Real Estate Company in which the Parent, the Issuer or its Restricted Subsidiaries acquires a majority equity interest in the Capital Stock of such Real Estate Company in exchange for Capital Stock of the Issuer or its Restricted Subsidiaries that is not Disqualified Stock.

“Qualified Real Estate Securities” means any securities issued by a Qualified Real Estate Company.

“Qualified REIT” means a domestic or foreign REIT or its operating partnership subsidiary into which the Parent, the Issuer or its Restricted Subsidiaries contribute direct or indirect interests in real estate and related assets in exchange for the Capital Stock of the REIT or its operating partnership subsidiary.

“Quotation Agent” means the Reference Treasury Dealer selected by the Issuer.

“Real Estate Company” means any corporation, limited liability company, limited partnership or other entity, including REITs, whether foreign or domestic, the primary object and purpose of which is the ownership, acquisition, disposition, management, development, promotion, sale, lease of, or investment in, real estate-related assets, including indebtedness secured by real estate-related assets.

“Reference Treasury Dealer” means each of (A) J.P. Morgan Securities LLC and BofA Securities, Inc.; and (B) a primary U.S. Government securities dealer in the United States selected by J.P. Morgan Securities LLC, and in each case the respective successors and assigns of the foregoing.

“Reference Treasury Dealer Quotations” means with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Issuer, of the bid and asked prices for the Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, quoted in writing to the Issuer by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day immediately preceding date that the applicable redemption notice is first mailed or, if the Notes are held in the form of one or more Global Securities, delivered electronically.

“Refinance” means, in respect of any Indebtedness, to refinance, extend, renew, refund, repay, prepay, redeem, defease or retire, or to issue other Indebtedness in exchange or replacement for, such indebtedness. “Refinanced” and “Refinancing” shall have correlative meanings.

“Refinancing Indebtedness” means Indebtedness that Refinances any Indebtedness of the Issuer or any Restricted Subsidiary existing on the Issue Date or Incurred in compliance with the Indenture, including Indebtedness that Refinances Refinancing Indebtedness; provided, however, that:

(1) such Refinancing Indebtedness has a Stated Maturity no earlier than the earlier of (x) the Stated Maturity of the Indebtedness being Refinanced; and (y) the ninety first (91st) day after the maturity date of the Notes;

(2) such Refinancing Indebtedness has an Average Life at the time such Refinancing Indebtedness is Incurred that is equal to or greater than the Average Life of the Indebtedness being Refinanced;

(3) such Refinancing Indebtedness has an aggregate principal amount (or if Incurred with original issue discount, an aggregate issue price) that is equal to or less than the aggregate principal amount (or if Incurred with original issue discount, the aggregate accreted value) then outstanding or committed (plus fees and expenses, including any premium and defeasance costs) under the Indebtedness being Refinanced; and

(4) if the Indebtedness being Refinanced is subordinated in right of payment to the Notes, such Refinancing Indebtedness is subordinated in right of payment to the Notes at least to the same extent as the Indebtedness being Refinanced;

provided further, however, that Refinancing Indebtedness shall not include (A) Indebtedness of a Restricted Subsidiary that Refinances Indebtedness of the Issuer or (B) Indebtedness of the Issuer or a Restricted Subsidiary that Refinances Indebtedness of an Unrestricted Subsidiary; and provided further, however, that to the extent any new Indebtedness to be applied to Refinance any Indebtedness of the Issuer or its Restricted Subsidiaries:

(A) is incurred in compliance with clauses (1), (2), (3) and (4) above and with Section 4.02;

(B) the net proceeds of which are deposited into an escrow account at a bank or trust company which is organized under the laws of the United States of America, any State thereof or any foreign country recognized by the United States of America, and which bank or trust company has capital, surplus and undivided profits aggregating in excess of fifty million dollars ($50,000,000) (or the foreign currency equivalent thereof) and has outstanding debt which is rated “A” (or such similar equivalent rating) or higher by at least one “nationally recognized statistical rating organization” (as defined in Section 3(a)(62) of the Exchange Act) to be held in escrow for a period of not more than ninety (90) days from the date of receipt of such net proceeds; and

(C) are to be held in such escrow account (together with any additional necessary funds) for the satisfaction and discharge, defeasance or other extinguishment of the Indebtedness to be Refinanced in connection with its Stated Maturity or in connection with an irrevocable notice of redemption, then such new Indebtedness shall be deemed to be “Refinancing Indebtedness” for the purposes of this definition, notwithstanding that such old Indebtedness remains outstanding pending release of such funds from escrow.

“Regulated Bank” means (x) a banking organization with a consolidated combined capital and surplus of at least $5.0 billion that is (i) a U.S. depository institution the deposits of which are insured by the Federal Deposit Insurance Corporation; (ii) a corporation organized under section 25A of the U.S. Federal Reserve Act of 1913; (iii) a branch, agency or commercial lending company of a foreign bank operating pursuant to approval by and under the supervision of the Board of Governors of the Federal Reserve System under 12 CFR part 211; (iv) a non-U.S. branch of a foreign bank managed and controlled by a U.S. branch referred to in clause (iii); or (v) any other U.S. or non-U.S. depository institution or any branch, agency or similar office thereof supervised by a bank regulatory authority in any jurisdiction or (y) any Affiliate of a Person set forth in clause (x) to the extent that (1) all of the Capital Stock of such Affiliate is directly or indirectly owned by either (I) such Person set forth in clause (x) or (II) a parent entity that also owns, directly or indirectly, all of the Capital Stock of such Person set forth in clause (x) and (2) such Affiliate is a securities broker or dealer registered with the SEC under Section 15 of the Exchange Act.

“Regulation S” means Regulation S under the Securities Act.

“Regulation S Global Note” means any Temporary Regulation S Global Note or Permanent Regulation S Global Note.

“Regulation S Certificate” means a certificate substantially in the form attached hereto as Exhibit D.

“Regulation S Note Exchange Date” means, with respect to any Regulation S Global Note, the date that is after the end of the Restricted Period on which the Issuer receives a Certificate of Beneficial Ownership with respect to the beneficial interest in such Regulation S Global Note to be exchanged for a Regulation S Physical Note.

“Regulation S Physical Note” means any Physical Note issued in exchange for or upon transfer of a beneficial interest in a Regulation S Global Note.

“Related Business” means any business in which the Issuer was engaged on the Issue Date and any business related, ancillary or complementary to any business of the Issuer in which the Issuer was engaged on the Issue Date.

“Release Request” shall have the meaning given such term in the Escrow Agreement.

“Replacement Assets” means (1) any property or other assets (other than Indebtedness and Capital Stock) used or useful in a Related Business, (2) substantially all the assets of a Related Business or a majority of the Voting Stock of any Person engaged in a Related Business that will become on the date of acquisition thereof a Restricted Subsidiary, (3) Capital Stock constituting a minority interest in any Person that at such time is a Restricted Subsidiary that is engaged in a Related Business, (4) any Permitted Co-investment, (5) Capital Stock of any Qualified REIT or (6) Capital Stock of any Qualified Real Estate Company.

“Resale Restriction Termination Date” means, with respect to any Note, the date that is one year (or such other period as may hereafter be provided under Rule 144 under the Securities Act or any successor provision thereto as permitting the resale by non-affiliates of Restricted Securities without restriction) after the later of the original issue date in respect of such Note and the last date on which the Issuer or any Affiliate of the Issuer was the owner of such Note.

“Restricted Payment” with respect to any Person means:

(1) the declaration or payment of any dividends or any other distributions of any sort in respect of its Capital Stock (including any payment in connection with any merger or consolidation involving such Person) or similar payment to the direct or indirect holders of its Capital Stock (other than dividends or distributions payable solely in its Capital Stock (other than Disqualified Stock) and dividends or distributions payable solely to the Issuer or a Restricted Subsidiary, and other than dividends or other distributions made by a Subsidiary that is not a Wholly Owned Subsidiary in accordance with its organizational documents to minority stockholders (or owners of an equivalent interest in the case of a Subsidiary that is an entity other than a corporation));

(2) the purchase, redemption or other acquisition or retirement for value of any Capital Stock of the Issuer held by any Person or of any Capital Stock of a Restricted Subsidiary held by any Affiliate of the Issuer (other than a Restricted Subsidiary), including in connection with the exercise of any option to exchange any such Capital Stock (in each case, other than into or for Capital Stock of the Parent or the Issuer that is not Disqualified Stock);

(3) the purchase, repurchase, redemption, defeasance or other acquisition or retirement for value, prior to scheduled maturity, scheduled repayment or scheduled sinking fund payment of any Subordinated Obligations of such Person, if such Person is the Issuer or a Subsidiary Guarantor (other than the purchase, repurchase or other acquisition of Subordinated Obligations purchased in anticipation of satisfying a sinking fund obligation, principal installment or final maturity, in each case due within one year of the date of such purchase, repurchase or other acquisition); or

(4) the making of any Investment (other than a Permitted Investment) in any Person.

“Restricted Period” means the 40-day distribution compliance period as defined in Regulation S.

“Restricted Security” has the meaning assigned to such term in Rule 144(a)(3) under the Securities Act; provided, however, that the Trustee shall be entitled to receive, at its request, and conclusively rely on an Opinion of Counsel with respect to whether any Note constitutes a Restricted Security.

“Restricted Subsidiary” means any Subsidiary of the Issuer that is not an Unrestricted Subsidiary.

“Rule 144A Global Note” means a permanent Global Note substantially in the form of Exhibit A bearing the applicable legends set forth in Exhibit B, deposited with the Trustee, as custodian for DTC, and registered in the name of DTC or its nominee, issued to a QIB in reliance on Rule 144A.

“Rule 144A Physical Note” means any Physical Note issued in exchange for or upon transfer of a beneficial interest in a Rule 144A Global Note.

“Rule 3-10-Eligible Subsidiary” means, as of any time, a subsidiary of the Rule 3-10 Reporting Entity as of such time, which subsidiary satisfies the ownership requirements set forth in Rule 3-10 of Regulation S-X under Exchange Act (as such rule is in effect as of such time) necessary to permit such subsidiary to omit filing, with the SEC, its financial statements in reliance upon such Rule 3-10 (as in effect as of such time).

“Rule 3-10 Reporting Entity” means, as of any time, the Parent or any subsidiary thereof that, as of such time, has, on file with the SEC, the financial and other disclosures necessary, pursuant to Rule 3-10 of Regulation S-X under Exchange Act (as such rule is in effect as of such time), to permit the Subsidiary Guarantors to omit filing, with the SEC, their respective financial statements in reliance upon such Rule 3-10 (as in effect as of such time).

“Rule 144A” means Rule 144A under the Securities Act.

“S&P” means S&P Global Ratings, or any successor rating agency.

“Sale/Leaseback Transaction” means an arrangement relating to property owned by the Issuer or a Restricted Subsidiary on the Issue Date or thereafter acquired by the Issuer or a Restricted Subsidiary whereby the Issuer or a Restricted Subsidiary transfers such property to a Person and the Issuer of a Restricted Subsidiary leases it from such Person.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Senior Indebtedness” means with respect to any Person:

(1) Indebtedness of such Person, whether outstanding on the Issue Date or thereafter Incurred; and

(2) accrued and unpaid interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to such Person whether or not post-filing interest is allowed in such proceeding) in respect of (A) indebtedness of such Person for money borrowed and (B) indebtedness evidenced by notes, debentures, bonds or other similar instruments for the payment of which such Person is responsible or liable, unless, in the case of clauses (1) and (2), in the instrument creating or evidencing the same or pursuant to which the same is outstanding, it is provided that such obligations are subordinate in right of payment to the Notes or the Guaranty of such Person, as the case may be; provided, however, that Senior Indebtedness shall not include:

(1) any obligation of such Person to any Subsidiary;

(2) any liability for federal, state, local or other taxes owed or owing by such Person;

(3) any accounts payable or other liability to trade creditors arising in the ordinary course of business (including guarantees thereof or instruments evidencing such liabilities);

(4) any Indebtedness of such Person (and any accrued and unpaid interest in respect thereof) which is subordinate or junior in any respect to any other Indebtedness or other obligation of such Person;

(5) any Capital Stock; or

(6) that portion of any Indebtedness which at the time of Incurrence is Incurred in violation of the Indenture; provided, however, that such Indebtedness shall be deemed not to have been Incurred in violation of the Indenture for purposes of this clause (6) if (x) the holders of such Indebtedness or their representative or the Issuer shall have furnished to the Trustee an opinion of recognized independent legal counsel, unqualified in all material respects, addressed to the Trustee (which legal counsel may, as to matters of fact, rely upon an Officer’s Certificate) to the effect that the Incurrence of such Indebtedness does not violate the provisions of the Indenture or (y) such Indebtedness consists of Bank Indebtedness, and the holders of such Indebtedness or their agent or representative (1) had no actual knowledge at the time of the Incurrence that the Incurrence of such Indebtedness violated the Indenture and (2) shall have received an Officer’s Certificate to the effect that the Incurrence of such Indebtedness does not violate the provisions of the Indenture.

For the avoidance of doubt, the Trustee shall be under no obligation or duty to determine whether the opinion referred to in clause (6) above is “unqualified in all material respects.”

“Series B Preferred Stock” means the Parent’s 4.75% Series B Cumulative Perpetual Preferred Stock.

“Series C Preferred Stock” means the Parent’s 6.00% Series C Cumulative Perpetual Preferred Stock.

“Significant Subsidiary” means any Restricted Subsidiary that would be a “Significant Subsidiary” of the Issuer within the meaning of Rule 1-02 under Regulation S-X promulgated by the SEC.

“Stated Maturity” means, with respect to any security, the date specified in such security as the fixed date on which the final payment of principal of such security is due and payable, including pursuant to any mandatory redemption provision (but excluding any provision providing for the repurchase of such security at the option of the holder thereof upon the happening of any contingency unless such contingency has occurred); provided, however, that, for purposes of interpreting the Indenture as it relates to the Notes, the term “Stated Maturity,” as used in the Base Indenture, shall have the meaning ascribed to it in the Base Indenture (and, for the avoidance of doubt, the term “Stated Maturity,” as used herein, shall have the meaning ascribed to it herein).

“Subordinated Obligation” means, with respect to a Person, any Indebtedness of such Person (whether outstanding on the Issue Date or thereafter Incurred) which is subordinate or junior in right of payment to the Notes or a Guaranty of such Person, as the case may be, pursuant to a written agreement to that effect.

“Subsidiary” means, with respect to any Person, any corporation, association, partnership or other business entity of which more than fifty percent (50%) of the total voting power of shares of Voting Stock is at the time owned or controlled, directly or indirectly, by:

(1) such Person;

(2) such Person and one or more Subsidiaries of such Person; or

(3) one or more Subsidiaries of such Person,

and the accounts of which would be consolidated with those of such Person in its consolidated financial statements in accordance with GAAP, if such statements were prepared as of such date.

“Subsidiary Guarantor” means each Subsidiary of the Issuer that executes a Supplemental Indenture as a Subsidiary Guarantor on the Effective Date and each other Subsidiary of the Issuer that thereafter guarantees the Notes pursuant to the terms of the Indenture.

“Subsidiary Guaranty” means a Guarantee by a Subsidiary Guarantor of the Issuer’s obligations with respect to the Notes.

“Temporary Cash Investments” means any of the following:

(1) any investment in direct obligations of the United States of America or any agency thereof or obligations guaranteed by the United States of America or any agency thereof;

(2) investments in time deposit accounts, bankers’ acceptances, certificates of deposit and money market deposits maturing within one year of the date of acquisition thereof issued by a bank or trust company which is organized under the laws of the United States of America, any State thereof or any foreign country recognized by the United States of America, and which bank or trust company has capital, surplus and undivided profits aggregating in excess of fifty million dollars ($50,000,000) (or the foreign currency equivalent thereof) and has outstanding debt which is rated “A” (or such similar equivalent rating) or higher by at least one nationally recognized statistical rating organization (as defined in Section 3(a)(62) of the Exchange Act) or any money-market fund sponsored by a registered broker-dealer or mutual fund distributor;

(3) repurchase obligations with a term of not more than thirty (30) days for underlying securities of the types described in clause (1) above and clauses (4) and (5) below entered into with a bank meeting the qualifications described in clause (2) above;

(4) investments in commercial paper, maturing not more than one year from the date of creation thereof, issued by a corporation (other than an Affiliate of the Issuer) organized and in existence under the laws of the United States of America or any foreign country recognized by the United States of America with a rating at the time as of which any investment therein is made of “P-1” (or higher) according to Moody’s or “A-1” (or higher) according to S&P; and

(5) investments in securities with maturities of one year or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States of America, or by any political subdivision or taxing authority thereof, and rated at least “A” by S&P or “A” by Moody’s.

“Temporary Regulation S Global Note” means a temporary Global Note substantially in the form of Exhibit A bearing the applicable legends set forth in Exhibit B, deposited with the Trustee, as custodian for DTC, and registered in the name of DTC or its nominee for the accounts of participants holding on behalf of Euroclear or Clearstream, issued to a Non-U.S. Person in an offshore transaction in reliance on Regulation S.

“Total Assets” means, as of any date of determination, the total consolidated assets of the Issuer and its Restricted Subsidiaries under GAAP, as of the end of the most recent completed fiscal quarter for which internal financial statements are available, calculated on a pro forma basis to give effect to any acquisition or disposition of assets, companies, divisions, lines of businesses or operations by the Issuer and its Restricted Subsidiaries subsequent to the end of such fiscal quarter and on or prior to the date of determination, plus depreciation and amortization.

“Trustee” means the party named as such in the preamble hereto until a successor replaces it pursuant to the applicable provisions of the Indenture and thereafter means the successor. The foregoing sentence shall likewise apply to any such successor or subsequent successor.

“U.S. Bankruptcy Code” means Title 11, U.S. Code or any similar Federal or State law for the relief of debtors.

“Unrestricted Subsidiary” means:

(1) any Subsidiary of the Issuer that at the time of determination shall be designated an Unrestricted Subsidiary by the Board of Directors or the Audit Committee or the Parent’s management (which designation, if not by the Board of Directors or the Audit Committee of the Board of Directors, will be evidenced in an Officer’s Certificate that is delivered to the Trustee) in the manner provided in Section 4.11; and

(2) any Subsidiary of an Unrestricted Subsidiary.

“U.S. Dollar Equivalent” means with respect to any monetary amount in a currency other than U.S. dollars, at any time for determination thereof, the amount of U.S. dollars obtained by converting such foreign currency involved in such computation into U.S. dollars at the spot rate for the purchase of U.S. dollars with the applicable foreign currency as published in The Wall Street Journal in the “Exchange Rates” column under the heading “Currency Trading” on the date two Business Days prior to such determination.

Except as provided in Section 4.02, whenever it is necessary to determine whether the Issuer has complied with any covenant in the Indenture or a Default has occurred and an amount is expressed in a currency other than U.S. dollars, such amount will be treated as the U.S. Dollar Equivalent determined as of the date such amount is initially determined in such currency.

“U.S. Government Obligations” means direct obligations (or certificates representing an ownership interest in such obligations) of the United States of America (including any agency or instrumentality thereof) for the payment of which the full faith and credit of the United States of America is pledged and which are not callable at the issuer’s option.

“Voting Stock” of a Person means all classes of Capital Stock or other interests (including partnership interests) of such Person then outstanding and normally entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof. For the avoidance of doubt, if the capital structure of such Person includes both (x) capital or similar interests; and (y) profit, “promote” or similar interests, then Voting Stock shall be deemed to refer only to such capital or similar interests and not to such profit, “promote” or similar interests.

“Wholly Owned Subsidiary” means a Restricted Subsidiary all the Capital Stock of which (other than directors’ qualifying shares) is owned by the Issuer or one or more Wholly Owned Subsidiaries.

1.02 OTHER DEFINITIONS.

Term	Defined in Section
“Accountant’s Certificate”	8.01(A)(ii)(b)
“Additional Notes”	2.10
“Affiliate Transaction”	4.06(A)
“bankruptcy default”	6.01(viii)
“Default Direction”	9.08(B)
“Event of Default”	6.01
“Excess Proceeds”	4.05(B)
“Fundamental Change Offer”	4.01(B)
“Global Notes”	2.05
“Initial Lien”	4.07
“Interest Payment Date”	2.06
“Net Short Holder Default Breach”	9.08(B)
“Net Short Holder Verification Covenant”	9.08(A)
“Physical Notes”	2.05
“Redemption Date”	3.01(D)
“Regular Record Date”	2.06
“Regulation S Note Exchange Date”	2.09(G)
“Successor Company”	5.01(A)
“Special Mandatory Redemption”	8.08(A)
“Special Mandatory Redemption Date”	8.08(B)
“Special Mandatory Redemption Event”	8.08(A)
“Special Mandatory Redemption Price”	8.08(A)
“Special Redemption Notice”	8.08(B)

1.03 INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT.

Whenever this Supplemental Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Supplemental Indenture. The following TIA terms used in this Supplemental Indenture have the following meanings:

“Commission” means the SEC.

“indenture securities” means the Notes.

“indenture security holder” means a Holder.

“indenture to be qualified” means the Indenture.

“indenture trustee” or “institutional trustee” means the Trustee.

“obligor” on the indenture securities means the Issuer, each Guarantor and any successor obligor upon the Notes.

All other terms used in this Supplemental Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule under the TIA and not otherwise defined herein are used herein as so defined.

1.04 RULES OF CONSTRUCTION.

Unless the context otherwise requires:

(i)	a term has the meaning assigned to it;

(ii)	an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

(iii)	“or” is not exclusive;

(iv)	“including” means “including without limitation”;

(v)	words in the singular include the plural, and in the plural include the singular;

(vi)	provisions apply to successive events and transactions;

(vii)	“herein,” “hereof” and other words of similar import refer to this Supplemental Indenture as a whole and not to any particular Article, Section or other subdivision of this Supplemental Indenture;

(viii)	references to currency shall mean Dollars; and

(ix)

references to agreements or instruments, or to statutes or regulations, are to such agreements or instruments, or statutes or regulations, as amended from time to time (or to successor statutes and regulations).

Except as stated otherwise herein, the provisions hereof shall apply in addition to the provisions set forth in the Base Indenture; provided, however, that to the extent any provision hereof conflicts or is inconsistent with any provision of the Base Indenture, the provisions hereof shall control to the extent of such conflict or inconsistency.

1.05 LIMITED CONDITION TRANSACTION.

In connection with any action being taken in connection with a Limited Condition Transaction, for purposes of determining compliance with any provision of this Indenture, including any provision which requires that no Default, Event of Default or specified Default or Event of Default, as applicable, has occurred, is continuing or would result from any such action, as applicable, such condition shall, at the option of the Issuer, be deemed satisfied, so long as no Default, Event of Default or specified Default or Event of Default, as applicable, exists on the date (x) a definitive agreement for such Limited Condition Transaction is entered into, (y) in connection with an acquisition to which the United Kingdom City Code on Takeovers and Mergers (or any equivalent thereof under the laws, rules or regulations in any other applicable jurisdiction) applies, on which a “Rule 2.7 announcement” of a firm intention to make an offer in respect of a target of a Limited Condition Transaction is made (or the equivalent notice under such equivalent laws, rules or regulations in such other applicable jurisdiction) or (z) notice of redemption, repurchase, defeasance, satisfaction and discharge or repayment of Indebtedness, Disqualified Stock or Preferred Stock is given. For the avoidance of doubt, if the Issuer has exercised its option under the first sentence of this Section 1.05, and any Default, Event of Default or specified Default or Event of Default, as applicable, occurs following the date (x) a definitive agreement for the applicable Limited Condition Transaction was entered into, (y) in connection with an acquisition to which the United Kingdom City Code on Takeovers and Mergers (or any equivalent thereof under the laws, rules or regulations in any other applicable jurisdiction) applies, on which a “Rule 2.7 announcement” of a firm intention to make an offer in respect of a target of a Limited Condition Transaction is made (or the equivalent notice under such equivalent laws, rules or regulations in such other applicable jurisdiction) or (z) notice of redemption, repurchase, defeasance, satisfaction and discharge or repayment of Indebtedness, Disqualified Stock or Preferred Stock is given and prior to the consummation of such Limited Condition Transaction, any such Default, Event of Default or specified Default or Event of Default, as applicable, shall be deemed to not have occurred or be continuing for purposes of determining whether any action being taken in connection with such Limited Condition Transaction is permitted hereunder.

In connection with any action being taken in connection with a Limited Condition Transaction, for purposes of:

(i)	determining compliance with any provision of this Indenture which requires the calculation of the Maximum Balance Sheet Leverage Ratio or any other financial measure;

(ii)	testing baskets set forth in this Indenture (including baskets based on Total Assets (or a percentage thereof)); or

(iii)

any other determination as to whether any such Limited Condition Transaction and any related transactions (including any financing thereof) complies with the covenants or agreements contained in this Indenture;

in each case, at the option of the Issuer (the Issuer’s election to exercise such option in connection with any Limited Condition Transaction, an “LCT Election”), the date of determination of whether any such action is permitted hereunder, shall be deemed to be the date (x) a definitive agreement for such Limited Condition Transaction is entered into, (y) in connection with an acquisition to which the United Kingdom City Code on Takeovers and Mergers (or any equivalent thereof under the laws, rules or regulations in any other applicable jurisdiction) applies, on which a “Rule 2.7 announcement” of a firm intention to make an offer in respect of a target of a Limited Condition Transaction is made (or the equivalent notice under such equivalent laws, rules or regulations in such other applicable jurisdiction) or (z) notice of redemption, repurchase, defeasance, satisfaction and discharge or repayment of Indebtedness, Disqualified Stock or Preferred Stock is given, as applicable (the “LCT Test Date”), and if, after giving pro forma effect to the Limited Condition Transaction and the other transactions to be entered into in connection therewith (including any Incurrence or Discharge of Indebtedness and Liens and the use of proceeds thereof) as if they had occurred at the beginning of the most recent four consecutive fiscal quarters of the Issuer ending prior to the LCT Test Date for which consolidated financial statements of the Issuer (or any entity whose financial statements satisfy the Issuer’s reporting obligations under Section 4.10) are available, the Issuer could have taken such action on the relevant LCT Test Date in compliance with such ratio, basket or amount, such ratio, basket or amount shall be deemed to have been complied with; provided that (1) if financial statements for one or more subsequent fiscal quarters or fiscal years shall have been delivered pursuant to the Issuer’s reporting obligations under Section 4.04, the Issuer may elect, in its sole discretion, to re-determine all such ratios, baskets or amounts on the basis of such financial statements, in which case, such date of redetermination shall thereafter be deemed to be the applicable LCT Test Date for purposes of such ratios, baskets or amounts and (2) except as contemplated in the foregoing clause (1), compliance with such ratios, baskets or amounts (and any related requirements and conditions) shall not be determined or tested at any time after the applicable LCT Test Date for such Limited Condition Transaction and any actions or transactions related thereto (including any Incurrence or Discharge of Indebtedness and Liens and the use of proceeds thereof). For purposes of determining compliance with any ratio, basket or amount on the applicable LCT Test Date, Consolidated Interest Expense for purposes of the Consolidated Coverage Ratio will be calculated using an assumed interest rate based on the indicative interest margin contained in any financing commitment documentation with respect to such Indebtedness or, if no such indicative interest margin exists, as determined by the Issuer in good faith, which determination shall be conclusive. For the avoidance of doubt, if the Issuer has made an LCT Election and any of the ratios, baskets or amounts for which compliance was determined or tested as of the LCT Test Date are exceeded as a result of fluctuations in any such ratio, basket or amount, including due to fluctuations in exchange rates or in Total Assets of the Issuer or the Person subject to such Limited Condition Transaction or any applicable currency exchange rate, at or prior to the consummation of the relevant transaction or action, such ratios, baskets or amounts will not be deemed to have been exceeded as a result of such fluctuations. If the Issuer has made an LCT Election for any Limited Condition Transaction, then in connection with any subsequent calculation of any ratio, basket or amount with respect to the Incurrence or Discharge of Indebtedness or Liens, or the making of Restricted Payments, Asset Dispositions (or any disposition specifically excluded from the definition of “Asset Disposition”), mergers, amalgamations, the conveyance, lease or other transfer of all or substantially all of the assets of the Issuer or the designation of an Unrestricted Subsidiary on or following the relevant LCT Test Date and prior to the earlier of the date on which (1) such Limited Condition Transaction is consummated, (2) the definitive agreement for, or firm offer in respect of, such Limited Condition Transaction (if an acquisition or investment) is terminated or expires without consummation of such Limited Condition Transaction or (3) such notice of redemption, repurchase, defeasance, satisfaction and discharge or repayment of Indebtedness, Disqualified Stock or Preferred Stock is revoked or expires without consummation, any such ratio, basket or amount shall be calculated on a pro forma basis assuming such Limited Condition Transaction and other transactions in connection therewith (including any Incurrence or Discharge of Indebtedness and Liens and the use of proceeds thereof) have been consummated. For the avoidance of doubt, the Trustee shall be under no obligation or duty to determine whether a Limited Condition Transaction has been consummated or whether the Issuer is in compliance with this Section 1.05.

II. THE SECURITIES

2.01 EXECUTION AND AUTHENTICATION OF NOTES.

The Trustee shall authenticate Notes for original issue in the aggregate principal amount of seven hundred million dollars ($700,000,000). The Notes issued pursuant to this Section 2.01 shall be issued at a price equal to 100.000% of their principal amount, except that Additional Notes issued pursuant to this Section 2.01 may be issued at different prices.

Additional Notes may be executed, issued and authenticated pursuant to this Section 2.01 upon satisfaction of the requirements therefor provided in Section 2.10.

2.02 REGISTRAR, PAYING AGENT AND AUTHENTICATING AGENT.

The Issuer hereby appoints the Trustee as the initial Registrar and Paying Agent for the Notes.

For purposes of the Notes, the final sentence of the first paragraph of Section 2.4 of the Base Indenture shall be deemed to be amended to read as follows: “If at any time the Company shall fail to maintain any such required Registrar, Paying Agent or Notice Agent or shall fail to furnish the Trustee with the name and address thereof, then such (x) such presentations and surrenders may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations and surrenders, and (y) such notices and demands may be delivered to the corporate headquarters of the Issuer.”

Notwithstanding anything to the contrary in the Base Indenture, for purposes of the Notes, (x) an authenticating agent appointed in the manner provided in the Base Indenture may authenticate the Notes in lieu of the Trustee; and (y) any authentication may be made by manual signature.

2.03 PAYMENT; CURRENCY.

Payments in respect of each Note represented by Global Note shall be made by wire transfer of immediately available funds to the accounts specified by the Depositary of such Note. Payments in respect of each Note not represented by a Global Note shall be made by wire transfer of immediately available funds to the account theretofore specified by the Holder of such Note or, if no such account is so specified, by mailing a check to such Holder’s registered address.

All cash payments due with respect to the Notes shall be made in Dollars.

An installment of principal or interest will be considered paid on the date due if the Trustee (or Paying Agent, other than the Issuer or any Affiliate of the Issuer) holds on that date money designated for and sufficient to pay such installment. If the Issuer or any Affiliate of the Issuer acts as Paying Agent, an installment of principal or interest will be considered paid on the due date only if paid to the Holders.

The Issuer agrees to pay interest on overdue principal, and overdue installments of interest at the rate per annum specified in the Notes.

2.04 SECURITY.

Prior to the Final Escrow Release Date, the Notes will be secured by a first priority security interest in the Escrow Account and the Escrowed Property. From and after the Final Escrow Release Date, the Notes shall be unsecured.

2.05 FORM AND DATING; DEPOSITARY.

The Notes and the Trustee’s certificate of authentication shall be substantially in the form set forth in Exhibit A. The Notes may have notations, legends or endorsements required by law, stock exchange rule or usage. Each Note shall be dated the date of its authentication.

The Notes issued pursuant to Section 2.01, and any Additional Notes issued in a transaction not registered under the Securities Act, shall be issued initially (i) in the case of Notes offered and sold to QIBs in reliance on Rule 144A, in the form of one or more Rule 144A Global Notes and (ii) in the case of Notes offered and sold to Non-U.S. Persons in offshore transactions in reliance on Regulation S, in the form of one or more Temporary Regulation S Global Notes. Each Rule 144A Global Note and each Temporary Regulation S Global Note shall be substantially in the form set forth in Exhibit A hereto, deposited with the Trustee, as custodian for DTC (who shall be the initial Depository for the Notes), duly executed by the Issuer and authenticated by the Trustee and bearing the applicable legends set forth in Exhibit B hereto.

Following the expiration of the Restricted Period, beneficial interests in a Temporary Regulation S Global Note shall be exchangeable for beneficial interests in one or more Permanent Regulation S Global Notes as provided in Section 2.09. Each Permanent Regulation S Global Note shall be substantially in the form set forth in Exhibit A hereto, deposited with the Trustee, as custodian for DTC, duly executed by the Issuer and authenticated by the Trustee and bearing the applicable legends set forth in Exhibit B hereto. Simultaneously with the authentication of a Permanent Regulation S Global Note, the Trustee shall cancel the related Temporary Regulation S Global Note.

Subject to Section 2.09, beneficial interests in a Rule 144A Global Note may be exchanged for Rule 144A Physical Notes and beneficial interests in a Regulation S Global Note, may be exchanged for Regulation S Physical Notes, on or after the applicable Regulation S Note Exchange Date. The Rule 144A Global Notes and the Regulation S Global Notes are sometimes collectively referred to herein as the “Global Notes,” and the Rule 144A Physical Notes and the Regulation S Physical Notes are sometimes collectively referred to herein as the “Physical Notes.”

The Notes shall be denominated in Dollars. The Notes shall be issuable only in registered form without interest coupons and only in minimum denominations of $2,000 in principal amount and in principal amount denominations of any integral multiple of $1,000 in excess thereof.

2.06 INTEREST PAYMENT AND RECORD DATES.

Interest on the Notes shall accrue at the rate of seven and one quarter percent (7.250%) per annum and will be payable semi-annually in arrears on June 1 and December 1 of each year, commencing (in the case of Notes issued pursuant to Section 2.01) on December 1, 2026 (each, an “Interest Payment Date”) . Such interest shall be payable to Holders of the Notes at the close of business on the May 15 and November 15 (each, a “Regular Record Date”), as applicable, immediately preceding the date the installment of such interest is due. Interest shall accrue on the Notes from the date of original issuance or, if interest has already been paid, from the date such interest was most recently paid. Interest shall be computed on the basis of a three hundred and sixty (360) day year comprised of twelve (12) thirty (30) day months.

2.07 MATURITY DATE.

The Stated Maturity of the principal amount of the Notes shall be June 1, 2033, subject to earlier redemption or repurchase as provided in the Indenture.

2.08 RANKING.

Prior to the Final Escrow Release Date, the Notes will be secured by a first priority security interest in the Escrow Account and the Escrowed Property. From and after the Final Escrow Release Date, the indebtedness of the Issuer arising under or in connection with the Notes and, with respect to the Notes, the Indenture, constitutes and will constitute a senior unsecured obligation of the Issuer, ranking equally with other existing and future senior unsecured indebtedness of the Issuer and ranking senior to any existing or future subordinated indebtedness of the Issuer.

2.09 EXCHANGE FOR SECURITIES OTHER THAN GLOBAL SECURITIES.

(A) Notwithstanding anything to the contrary in Section 2.14 of the Base Indenture, a Global Note representing any Note shall not be exchangeable for any Note not represented by a Global Note unless (1) the Depositary (a) notifies the Issuer that it is unwilling or unable to continue as depositary for the Global Notes and the Depositary fails to appoint a successor depositary; or (b) has ceased to be a clearing agency registered under the Exchange Act; (2) the Issuer, at its option, notifies the Trustee in writing that it elects to cause the issuance of Notes in certificated form; or (3) there has occurred and is continuing a Default with respect to the Notes and the Trustee has received a request from the Depositary to issue Notes in certificated form.

(B) In connection with any transfer or exchange of a portion of the beneficial interest in any Global Note to beneficial owners for Physical Notes pursuant to Section 2.09(A), the Registrar shall reflect on its books and records a decrease in the principal amount of such Global Note in an amount equal to the beneficial interest in the Global Note being transferred, and the Issuer shall execute, and the Trustee, upon receipt of a Company Order from the Issuer, shall authenticate and deliver, one or more Physical Notes of like tenor and principal amount of authorized denominations.

(C) In connection with a transfer of an entire Global Note to beneficial owners for Physical Notes pursuant to Section 2.09(A), such Global Note shall be deemed to be surrendered to the Trustee for cancellation, and the Issuer shall execute, and the Trustee, upon receipt of a Company Order from the Issuer, shall authenticate and deliver, to each beneficial owner identified by the Depositary, in exchange for its beneficial interest in such Global Note, an equal aggregate principal amount of Rule 144A Physical Notes or Regulation S Physical Notes, as the case may be, of authorized denominations.

(D) The transfer and exchange of a Global Note or beneficial interests therein shall be effected through the Depositary in accordance with the procedures of the Depositary and the provisions of this Section 2.09. Any beneficial interest in one type of Global Note that is transferred to a Person who takes delivery in the form of an interest in another type of Global Note shall, upon transfer, cease to be an interest in the transferor Global Note and become an interest in the transferee Global Note and thereafter shall be subject to all transfer restrictions, if any, and other procedures applicable to beneficial interests in the transferee Global Note. A transferor of a beneficial interest in a Global Note shall deliver to the Registrar written instructions given in accordance with the procedures of the Depositary containing information regarding the participant account to be credited with a beneficial interest in the relevant Global Note. Subject to this Section 2.09, the Registrar shall, in accordance with such instructions, instruct the Depositary to credit to the account of the Person specified in such instructions a beneficial interest in such Global Note and to debit the account of the Person making the transfer the beneficial interest in the Global Note being transferred.

(E) Transfers to Non-U.S. Persons. The Registrar shall register any transfer of a Rule 144A Global Note or a beneficial interest therein to a Non-U.S. Person if such transfer complies with all other applicable requirements of the Indenture and (1) if such transfer is after the applicable Resale Restriction Termination Date, or the proposed transferor has delivered to the Registrar, the Issuer and the Trustee a Regulation S Certificate and, if requested by the Issuer, an Opinion of Counsel and such other certifications or information reasonably satisfactory to the Issuer; and (2) if the proposed transferor is or is acting through a participant in the Depositary, upon receipt by the Registrar of written instructions given in accordance with the procedures of the Depositary, whereupon (x) the Registrar shall reflect on its books and records a decrease in the principal amount of the transferor Global Note in an amount equal to the principal amount of the beneficial interest being transferred and (y) if the proposed transferee is or is acting through a participant holding on behalf of Euroclear or Clearstream, the Registrar shall reflect on its books and records an increase in the principal amount of the applicable Regulation S Global Note in an amount equal to the principal amount of the beneficial interest being so transferred or, otherwise, the Issuer shall execute and the Trustee, upon receipt of a Company Order from the Issuer, shall authenticate and deliver one or more Regulation S Physical Notes of like tenor and amount.

(F) Transfers to QIBs. The Registrar shall register any transfer of a Rule 144A Global Note or any beneficial interest therein to a QIB (excluding transfers to Non-U.S. Persons) if such transfer complies with all other applicable requirements of the Indenture and (1) if such transfer is being made in reliance on Rule 144A, the proposed transferor and proposed transferee have delivered to the Registrar, the Issuer and the Trustee such certifications as they may reasonably require to evidence that the transferee is purchasing such Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB within the meaning of Rule 144A; provided that no such written certification shall be required in connection with a transfer of a beneficial interest in a Rule 144A Global Note to a transferee taking delivery in the form of a beneficial interest in the same Rule 144A Global Note in accordance with the procedures of the Depositary; and (2) if the proposed transferee is or is acting through a participant in the Depositary and the Note to be transferred consists of a Physical Note that after transfer is to be evidenced by an interest in a Global Note, or consists of a beneficial interest in a Global Note that after transfer is to be evidenced by an interest in a different Global Note, upon receipt by the Registrar of written instructions given in accordance with the procedures of the Depositary, whereupon the Registrar shall reflect on its books and records an increase in the principal amount of the transferee Global Note in an amount equal to the principal amount of the Physical Note or beneficial interest so transferred, and the Trustee shall cancel the Physical Note so transferred or reflect on its books and records a decrease in the principal amount of the transferor Global Note, as the case may be.

(G) Regulation S Note Exchange Date. A beneficial owner of an interest in a Temporary Regulation S Global Note (and, in the case of any Additional Notes for which no Temporary Regulation S Global Note is issued, any Regulation S Global Note), shall not be permitted to exchange such interest for a Physical Note or (in the case of a Temporary Regulation S Global Note) an interest in a Permanent Regulation S Global Note until the Regulation S Note Exchange Date and until the Issuer receives a Certificate of Beneficial Ownership with respect thereto.

(H) No Physical Note shall be exchanged for a beneficial interest in any Global Note, except in accordance with this Section 2.09.

(I) Any Physical Note delivered in exchange for an interest in a Global Note pursuant to this Section 2.09 shall, unless such exchange is made on or after the applicable Resale Restriction Termination Date and except as otherwise provided in this Section 2.09, bear the Private Placement Legend.

(J) Through the Restricted Period, beneficial interests in a Regulation S Global Note may be held only through participants in DTC acting on behalf of Euroclear or Clearstream.

(K) Upon the transfer, exchange or replacement of Notes bearing the Private Placement Legend, the Registrar shall deliver only Notes that bear the Private Placement Legend unless (1) the requested transfer is after the applicable Resale Restriction Termination Date; (2) there is delivered to the Registrar an Opinion of Counsel, reasonably satisfactory to the Issuer, to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act; (3) with respect to a Regulation S Global Note (on or after the applicable Regulation S Note Exchange Date) or a Regulation S Physical Note, the Issuer agrees that such legend may be removed; or (4) such Notes are sold or exchanged pursuant to an effective registration statement under the Securities Act. Notes not required to bear the Private Placement Legend in accordance with this Section 2.09(K) need not bear the Private Placement Legend.

(L) By its acceptance of any Note bearing the Private Placement Legend, each Holder of such a Note acknowledges the restrictions on transfer of such Note set forth in this Indenture and in the Private Placement Legend and agrees that it will transfer such Note only as provided in this Indenture. The Registrar shall retain copies of all letters, notices and other written communications received pursuant to this Section 2.09 (including all Notes received for transfer pursuant to this Section 2.09). The Issuer shall have the right to require the Registrar to deliver to the Issuer, at the Issuer’s expense, copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the

Registrar. In connection with any transfer of any Note, the Trustee, the Registrar and the Issuer shall be entitled to receive, shall be under no duty to inquire into, may conclusively presume the correctness of, and shall be fully protected in relying upon the certificates, opinions and other information referred to herein (or in the forms provided herein, attached hereto or to the Notes, or otherwise) received from any Holder and any transferee of any Note regarding the validity, legality and due authorization of any such transfer, the eligibility of the transferee to receive such Note and any other facts and circumstances related to such transfer. Furthermore, the Trustee and the Registrar shall have no liability or responsibility to monitor any such transfer for compliance with the provisions hereunder and/or governing securities laws or otherwise.

2.10 ADDITIONAL NOTES.

The Issuer may, without the consent of the Holders (but, for the avoidance of doubt, subject to (i) Section 4.02 and (ii) receipt by the Trustee of an Officer’s Certificate and Opinion of Counsel as contemplated by Section 10.4 of the Base Indenture), issue additional Notes (the “Additional Notes”) from time to time under the Indenture with the same terms and conditions (except for any difference in the issue price therefor and interest accrued prior to the date of issuance thereof) as the Notes initially issued hereunder in an unlimited aggregate principal amount, which will form the same Series with the Notes initially issued hereunder; provided, however, that if such Additional Notes are not fungible with the Notes for U.S. federal income tax purposes, then such Additional Notes will have a separate CUSIP number. The Notes issued pursuant to Section 2.01 and all Additional Notes, if any, shall rank equally and ratably and shall be treated as a single Series of Securities for all purposes under the Indenture (including, without limitation, waivers of, amendments to, redemptions of, and offers to purchase, the Notes). For the avoidance of doubt, Holders of the Notes offered hereby and any Additional Notes subsequently issued under the Indenture shall vote as one class under the Indenture. Unless the context otherwise requires, for all purposes of the Indenture, references to the Notes shall include any Additional Notes actually issued.

2.11 AMENDMENTS TO THE BASE INDENTURE.

Notwithstanding anything to the contrary in the Base Indenture, for purposes of the Notes:

(A) Section 2.13 of the Base Indenture shall be amended to read as follows: “Interest not paid when due and any interest on principal or interest not paid when due will be paid to the Persons that are Holders of record on a special record date, which will be the fifteenth (15th) day preceding the date fixed by the Issuer for the payment of such interest, whether or not such day is a Business Day. At least fifteen (15) days before a special record date, the Issuer will deliver to the Trustee and mail to each Holder of Notes a notice that states the special record date, the payment date and the amount of interest to be paid.”; and

(B) the phrase “to the effect” in Section 2.14.2 of the Base Indenture shall be deemed to be replaced with the word “stating.”

III. REDEMPTION

Article III of the Base Indenture shall apply to the Notes. Except as provided in this Article III and in Article III of the Base Indenture, the Issuer is not entitled to redeem the Notes at the Issuer’s option. The Issuer is not required to make any sinking fund payments with respect to the Notes, and Article XI of the Base Indenture shall not apply to the Notes. For the avoidance of doubt, nothing in the Indenture shall be deemed to prohibit the Issuer or the Guarantors from purchasing Notes, from time to time, in open market or negotiated purchases.

3.01 OPTIONAL REDEMPTION.

(A) On and after June 1, 2029, the Issuer may, at the Issuer’s option, redeem all or a portion of the Notes at the redemption prices (expressed in percentages of principal amount on the redemption date), plus accrued and unpaid interest, if any, to, but excluding, the Redemption Date (subject to the right of Holders of record on the Regular Record Date to receive interest due on the related Interest Payment Date), if redeemed during the twelve (12) month period commencing on June 1 of the years set forth below:

Period	Redemption Price
2029	103.625%
2030	101.813%
2031 and thereafter	100.000%

(B) At any time before June 1, 2029, the Issuer may, at its option on one or more occasions, redeem Notes (which includes Additional Notes, if any) in an aggregate principal amount not to exceed forty percent (40%) of the aggregate principal amount of the Notes (which includes Additional Notes, if any) originally issued at a redemption price (expressed as a percentage of principal amount) of 107.250%, plus accrued and unpaid interest, if any, to, but excluding, the Redemption Date (subject to the right of Holders of record on the Regular Record Date to receive interest due on the related Interest Payment Date), with an amount not to exceed the net cash proceeds from one or more Equity Offerings (provided that if the Equity Offering is an offering by the Parent, a portion of the Net Cash Proceeds thereof equal to the amount required to redeem any such Notes is contributed to the equity capital of the Issuer), provided that:

(i)

at least sixty percent (60%) of such aggregate principal amount of Notes (which includes Additional Notes, if any) remains outstanding immediately after the occurrence of each such redemption (other than Notes held, directly or indirectly, by the Issuer or its Affiliates); and

(ii)	each such redemption occurs within ninety (90) days after the date of the related Equity Offering.

Notice of any redemption upon any Equity Offering may be given prior to the completion thereof, and any such redemption or notice, may, at the Issuer’s discretion, be subject to the completion of the related Equity Offering.

(C) Prior to June 1, 2029, the Issuer may, at the Issuer’s option, redeem all or a portion of the Notes at a redemption price equal to one hundred percent (100%) of the principal amount of the Notes to be redeemed plus the Applicable Premium as of, and accrued and unpaid interest, if any, to, the Redemption Date (subject to the right of Holders on the Regular Record Date to receive interest due on the relevant Interest Payment Date).

(D) Notes called for redemption become due on the date fixed for redemption (the “Redemption Date”). On and after the Redemption Date of a Note, interest shall cease to accrue thereon.

3.02 NOTICE OF REDEMPTION.

For purposes of the Notes, the first (1st) sentence of Section 3.3 of the Base Indenture is deemed to be amended to read as follows: “Notice of redemption must be delivered electronically if the Notes are held in the form of one or more Global Securities or mailed by first-class mail to each Holder’s registered address, in each case not less than 30 nor more than 60 days prior to the Redemption Date.”

3.03 CONDITIONAL REDEMPTIONS.

Notwithstanding anything to the contrary in Section 3.02 of this Supplemental Indenture or in Section 3.3 or 3.4 of the Base Indenture: (A) notice of any redemption of Notes upon any corporate transaction or other event (including any Equity Offering, incurrence of indebtedness, Change of Control or other transaction) may be given prior to the completion of such transaction or event; (B) any redemption of Notes or notice thereof may, at the Issuer’s discretion, be subject to one or more conditions precedent, including, but not limited to, completion of a corporate transaction or other event; (C) if any redemption of Notes is so subject to the satisfaction of one or more conditions precedent, the notice thereof shall describe each such condition and, if applicable, shall state that, in the Issuer’s discretion, the Redemption Date may be delayed until such time as any or all such conditions shall be satisfied (or waived by the Issuer in its sole discretion), and/or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied (or waived by the Issuer in its sole discretion) by the Redemption Date, or by the Redemption Date as so delayed, and/or that such notice may be rescinded at any time by the Issuer if the Issuer determines in its sole discretion that any or all of such conditions will not be satisfied (or waived); and (D) the Issuer may provide in such notice that payment of the redemption price and performance of the Issuer’s obligations with respect to such redemption may be performed by another Person.

3.04 SECURITIES REDEEMED IN PART.

Notwithstanding anything to the contrary in Section 3.2 of the Base Indenture, if the Issuer redeems less than all the Notes at any time, then the Trustee shall select Notes to be so redeemed on a pro rata basis, by lot or by such other method in accordance with the procedures of the Depositary. If any Note is to be redeemed in part only, then the notice of redemption for such Note, as specified in Section 3.3 of the Base Indenture, shall state the portion of the principal amount thereof to be redeemed. Any Note to be redeemed and that has a principal amount of $2,000 or less shall be so redeemed in whole and not in part.

IV. COVENANTS

4.01 FUNDAMENTAL CHANGE OFFER.

(A) Upon the occurrence of a Fundamental Change, each Noteholder shall have the right to require that the Issuer purchase such Noteholder’s Notes at a purchase price in cash equal to one hundred and one percent (101%) of the principal amount thereof on the date of purchase plus accrued and unpaid interest, if any, to the date of purchase (subject to the right of Holders of record on the Regular Record Date to receive interest due on the relevant Interest Payment Date).

(B) Within thirty (30) days following any Fundamental Change, unless the Issuer has exercised its option to redeem all the Notes pursuant to Article III hereof and Article III of the Base Indenture, the Issuer shall mail (or, if the Notes are held in the form of one or more Global Securities, deliver electronically) a notice to each Noteholder with a copy to the Trustee (the “Fundamental Change Offer”) stating:

(i)

that a Fundamental Change has occurred and that such Noteholder has the right to require the Issuer to purchase such Noteholder’s Notes at a purchase price in cash equal to one hundred and one percent (101%) of the principal amount thereof on the date of purchase, plus accrued and unpaid interest, if any, to the date of purchase (subject to the right of Noteholders of record on the Regular Record Date to receive interest on the relevant Interest Payment Date);

(ii)	the circumstances and relevant facts regarding such Fundamental Change, at a minimum to include:

(a) a description of material developments in the Issuer’s business subsequent to the date of the latest of the financial statements (including a description of the events requiring the Issuer to make the Fundamental Change Offer), and

(b) if applicable, appropriate pro forma financial information (including pro forma historical income, cash flow and capitalization, in each case after giving effect to such Fundamental Change) and the events requiring the Issuer to make the Fundamental Change Offer;

(iii)	the purchase date (which shall be no earlier than thirty (30) days nor later than sixty (60) days from the date such notice is mailed or electronically delivered);

(iv)	the instructions, as determined by the Issuer, consistent with this Section 4.01, that a Noteholder must follow in order to have its Notes purchased;

(v)

that a Holder may tender all or any portion of its Notes, subject to the requirement that any portion of a Note tendered must be in a minimum denomination of $2,000 in principal amount or in a principal amount denomination of any integral multiple of $1,000 in excess thereof;

(vi)	the place or places where Notes are to be surrendered for tender pursuant to the Fundamental Change Offer;

(vii)

each Holder electing to tender a Note pursuant to the Fundamental Change Offer will be required to surrender such Note at the place or places specified in the offer prior to the close of business on the expiration date (such Note being, if the Issuer or the Trustee so requires, duly endorsed or accompanied by a duly executed written instrument of transfer);

(viii)	interest on any Note not tendered, or tendered but not purchased by the Issuer pursuant to the Fundamental Change Offer, will continue to accrue;

(ix)	on the purchase date the purchase price will become due and payable on each Note accepted for purchase, and interest on Notes purchased will cease to accrue on and after the purchase date;

(x)

Holders are entitled to withdraw tendered Notes (in a minimum denomination of $2,000 in principal amount or in a principal amount denomination of any integral multiple of $1,000 in excess thereof) by giving notice, which must be received by the Issuer or the Trustee not later than the close of business on the applicable expiration date, setting forth the name of the Holder, the principal amount of the tendered Notes, the certificate number of the tendered Notes and a statement that the Holder is withdrawing all or a portion of the tender;

(xi)	if any Note is purchased in part, new Notes equal in principal amount to the unpurchased portion of the Note will be issued; and

(xii)

if any Note contains a CUSIP or ISIN number, no representation is being made as to the correctness of the CUSIP or ISIN number either as printed on the Notes or as contained in the offer and that the Holder should rely only on the other identification numbers printed on the Notes.

Prior to the purchase date, the Issuer will accept tendered Notes for purchase as required by the Fundamental Change Offer and deliver to the Trustee all Notes so accepted together with an Officer’s Certificate specifying which Notes have been accepted for purchase. On the purchase date, the purchase price will become due and payable on each Note accepted for purchase, and interest on Notes purchased will cease to accrue on and after the purchase date. The Trustee will promptly return to Holders any Notes not accepted for purchase and send to Holders new Notes equal in principal amount to any unpurchased portion of any Notes accepted for purchase in part.

The Issuer will not be required to make a Fundamental Change Offer following a Fundamental Change if (x) a third party makes the Fundamental Change Offer in the manner, at the times and otherwise in compliance with the requirements set forth herein applicable to a Fundamental Change Offer made by the Issuer and purchases all Notes validly tendered and not withdrawn under such Fundamental Change Offer; or (y) the Issuer has exercised the Issuer’s option to redeem all the Notes pursuant to Article III hereof and Article III of the Base Indenture.

The Issuer will comply, to the extent applicable, with the requirements of Section 14(e) of the Exchange Act and any other securities laws or regulations in connection with the purchase of Notes as a result of a Fundamental Change. To the extent that the provisions of any securities laws or regulations conflict with this Section 4.01, the Issuer will comply with the applicable securities laws and regulations and shall not be deemed to have breached the Issuer’s obligations under this Section 4.01 by virtue of the Issuer’s compliance with such securities laws or regulations.

Notwithstanding anything to the contrary in the Indenture, the Notes or the Guaranties, a Fundamental Change Offer may be made in advance of a Change of Control, or conditional upon such Change of Control, if a definitive agreement is in place for the Change of Control at the time of making of such Fundamental Change Offer.

(C) Notwithstanding anything to the contrary in the Indenture, the Notes or the Guaranties, the provisions under the Indenture relative to the Issuer’s obligation to make an offer to purchase the Notes as a result of a Fundamental Change may be waived or modified with the written consent of the Holders of a majority in principal amount of the Notes.

4.02 LIMITATION ON INDEBTEDNESS.

(A) The Issuer will not, and will not permit any Restricted Subsidiary to, Incur, directly or indirectly, any Indebtedness; provided, however, that the Issuer and the Restricted Subsidiaries will be entitled to Incur Indebtedness (including revolving credit Indebtedness) if, on the date of such Incurrence and after giving effect thereto (and the use of proceeds, if any, therefrom, in accordance with the definition of Maximum Balance Sheet Leverage Ratio), no Default has occurred and is continuing and the Maximum Balance Sheet Leverage Ratio is no greater than 1.5 to 1.0.

(B) Notwithstanding the foregoing Section 4.02(A), the Issuer and the Restricted Subsidiaries will be entitled to Incur any or all of the following Indebtedness:

(i)

Indebtedness Incurred by the Issuer pursuant to any Credit Facility (including the Credit Agreement); provided, however, that, immediately after giving effect to any such Incurrence, the aggregate principal amount of all Indebtedness Incurred under this Section 4.02(B)(i) and then outstanding does not exceed the greater of (x) eight hundred twenty five million dollars ($825,000,000) and (y) twelve point five percent (12.5%) of Total Assets;

(ii)

Indebtedness owed to and held by the Issuer or a Restricted Subsidiary; provided, however, that (A) any subsequent issuance or transfer of any Capital Stock which results in any such Restricted Subsidiary ceasing to be a Restricted Subsidiary or any subsequent transfer of such Indebtedness (other than to the Issuer or a Restricted Subsidiary) shall be deemed, in each case, to constitute the Incurrence of such Indebtedness by the obligor thereon and (B) if the Issuer is the obligor on such Indebtedness, such Indebtedness is expressly subordinated to the prior payment in full in cash of all obligations with respect to the Notes;

(iii)	the Notes (other than any Additional Notes);

(iv)	Indebtedness of the Issuer and its Subsidiaries outstanding on the Issue Date (other than Indebtedness described in clause (i), (ii) or (iii) of this Section 4.02(B));

(v)

Indebtedness of a Restricted Subsidiary Incurred and outstanding on or prior to the date on which such Subsidiary was acquired by the Issuer (other than Indebtedness Incurred in connection with, or to provide all or any portion of the funds or credit support utilized to consummate, the transaction or series of related transactions pursuant to which such Subsidiary became a Subsidiary or was acquired by the Issuer); provided, however, at the time of such acquisition and after giving effect thereto, the aggregate principal amount of all Indebtedness Incurred pursuant to this clause (v) and then outstanding does not exceed the greater of (x) twenty five million dollars ($25,000,000) and (y) one percent (1.0%) of Total Assets;

(vi)

Refinancing Indebtedness in respect of Indebtedness Incurred pursuant to Section 4.02(A) or pursuant to clause (iii), (iv), (v) or (xv) or this clause (vi); provided, however, that to the extent such Refinancing Indebtedness directly or indirectly Refinances Indebtedness of a Subsidiary Incurred pursuant to clause (v), such Refinancing Indebtedness shall be Incurred only by such Subsidiary;

(vii)	Hedging Obligations of the Issuer or any Restricted Subsidiary entered into in the ordinary course of business and not for the purpose of speculation;

(viii)

obligations in respect of letters of credit, performance, bid and surety bonds, completion guarantees, budget guarantees, payment obligations in connection with self-insurance or similar requirements provided by the Issuer or any Restricted Subsidiary in the ordinary course of business;

(ix)

Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business; provided, however, that such Indebtedness is extinguished within five (5) Business Days of its Incurrence;

(x)	Indebtedness with respect to workers’ compensation claims or representing deferred compensation to employees incurred in the ordinary course of business;

(xi)

any Guarantee (including the Subsidiary Guaranties) by the Issuer or a Restricted Subsidiary of Indebtedness or other obligations of the Issuer or any of its Restricted Subsidiaries so long as the Incurrence of such Indebtedness by the Issuer or such Restricted Subsidiary is permitted under the terms of the Indenture;

(xii)

Indebtedness arising from agreements providing for indemnification, deposits, adjustment of purchase price or similar obligations, in each case, Incurred or assumed in connection with the acquisition or disposition of any business, assets or a Subsidiary; provided, however, that (A) such Indebtedness is not reflected on the balance sheet of the Issuer or any Restricted Subsidiary (contingent obligations referred to in a footnote or footnotes to financial statements and not otherwise reflected on the balance sheet will not be deemed to be reflected on such balance sheet for purposes of this clause (A)) and (B) in the case of a disposition, the maximum liability in respect of such Indebtedness shall at no time exceed the gross proceeds including noncash proceeds (the fair market value of such noncash proceeds being determined at the time received and without giving effect to any subsequent changes in value) actually received by the Issuer or such Restricted Subsidiary in connection with such disposition;

(xiii)	Non-Recourse Indebtedness, Permitted Non-Recourse Carve-Out Guarantees and Permitted Co-investments;

(xiv)

Indebtedness of the Issuer or any Restricted Subsidiary (together with any refinancing thereof) in an aggregate principal amount which, when taken together with all other Indebtedness of the Issuer and the Restricted Subsidiaries outstanding on the date of such Incurrence (other than Indebtedness permitted by clauses (i) through (xiii) above or Section 4.02(A)), does not exceed the greater of (x) three hundred and fifty million dollars ($350,000,000) and (y) five percent (5.0%) of Total Assets; and

(xv)

Indebtedness, other than in respect of borrowed money, incurred in the ordinary course of business consisting of (a) customer deposits and advance payments received; (b) take-or-pay obligations contained in supply arrangements; and (c) open accounts extended by suppliers on normal trade terms in connection with purchases of goods and services that are not overdue for a period of more than ninety (90) days or, if overdue for more than ninety (90) days, as to which a dispute exists and adequate reserves in conformity with GAAP have been established.

(C) Notwithstanding the foregoing, none of the Issuer or any Subsidiary Guarantor will Incur any Indebtedness pursuant to the foregoing Section 4.02(B) if the proceeds thereof are used, directly or indirectly, to Refinance any Subordinated Obligations of the Issuer or any Subsidiary Guarantor unless such Indebtedness shall be subordinated to the Notes or the applicable Subsidiary Guaranty to at least the same extent as such Subordinated Obligations.

(D) For purposes of determining compliance with this Section 4.02: (1) in the event that an item of Indebtedness meets the criteria of more than one of the types of Indebtedness set forth in Section 4.02(B), the Issuer, in its sole discretion, will be permitted to classify all or a portion of such item of Indebtedness at the time of Incurrence, or later reclassify all or a portion of such item of Indebtedness, in one of the clauses of Section 4.02(B) in any manner that complies with this Section 4.02; and (2) the Issuer will be entitled to divide and classify or reclassify an item of Indebtedness in more than one of the types of Indebtedness set forth in Section 4.02(B). Notwithstanding the foregoing, Indebtedness incurred under the Credit Agreement will be deemed to have been incurred under Section 4.02(B)(i) and the Issuer shall not be permitted to reclassify all or any portion of such Indebtedness. Indebtedness permitted by this Section 4.02 need not be permitted solely by reference to one provision permitting such Indebtedness, but may be permitted in part by one such provision and in part by one or more other provisions of this Section 4.02 permitting such Indebtedness. For the avoidance of doubt, the outstanding principal amount of any particular Indebtedness shall be counted only once and any obligations arising under any Guarantee, Lien, letter of credit or similar instrument supporting such Indebtedness shall not be double counted.

(E) For purposes of determining compliance with any U.S. dollar restriction on the Incurrence of Indebtedness where the Indebtedness Incurred is denominated in a different currency, the amount of such Indebtedness will be the U.S. Dollar Equivalent determined on the date of the Incurrence of such Indebtedness, provided, however, that if any such Indebtedness denominated in a different currency is subject to a Currency Agreement with respect to U.S. dollars covering all principal, premium, if any, and interest payable on such Indebtedness, the amount of such Indebtedness expressed in U.S. dollars will be as provided in such Currency Agreement. The principal amount of any Refinancing Indebtedness Incurred in the same currency as the Indebtedness being Refinanced will be the U.S. Dollar Equivalent of the Indebtedness Refinanced, except to the extent that (1) such U.S. Dollar Equivalent was determined based on a Currency Agreement, in which case the Refinancing Indebtedness will be determined in accordance with the preceding sentence; and (2) the principal amount of the Refinancing Indebtedness exceeds the principal amount of the Indebtedness being Refinanced, in which case the U.S. Dollar Equivalent of such excess will be determined on the date such Refinancing Indebtedness is Incurred.

(F) Notwithstanding anything to the contrary in the Indenture, the Notes or the Guaranties, in no event shall an Incurrence of Indebtedness made on the basis of consolidated financial statements prepared in good faith to be in accordance with GAAP be subject to rescission or constitute a Default by reason of any requisite subsequent restatement of such financial statements that would have made such Incurrence prohibited at the time that it was made.

(G) Notwithstanding anything to the contrary in this Section 4.02, if any Indebtedness for money borrowed in the form of notes (including, without limitation, Additional Notes), or any guarantees thereof, are originally issued by the Issuer or any Restricted Subsidiary in a private placement transaction and are thereafter exchanged for substantially identical notes or guarantees of the same principal amount in an exchange offer pursuant to a registration statement on Form S-4 under the Securities Act, pursuant to a customary “A/B exchange,” then, for purposes of this Section 4.02, (x) the notes and guarantees issued in such exchange will be deemed to represent the same notes and guarantees surrendered in exchange therefor in such exchange; and (y) the issuance of such notes and guarantees in such exchange will be deemed not to be a new Incurrence of Indebtedness, provided that the Incurrence of the Indebtedness represented by such notes and guarantees in such private placement did not violate this Section 4.02.

4.03 LIMITATION ON RESTRICTED PAYMENTS.

(A) The Issuer will not, and will not permit any Restricted Subsidiary, directly or indirectly, to make a Restricted Payment if at the time the Issuer or such Restricted Subsidiary makes such Restricted Payment:

(i)	a Default shall have occurred and be continuing (or would result therefrom);

(ii)	the Issuer is not entitled to Incur an additional one dollar ($1.00) of Indebtedness pursuant to Section 4.02(A); or

(iii)	the aggregate amount of such Restricted Payment and all other Restricted Payments made on or after the Issue Date would exceed the sum of (without duplication):

(a) fifty percent (50%) of the Consolidated Net Income accrued during the period (treated as one accounting period) from April 1, 2011 to the end of the most recent fiscal quarter ended for which internal financial statements are available prior to the date of such Restricted Payment (or, in case such Consolidated Net Income shall be a deficit, minus one hundred percent (100%) of such deficit); plus

(b) one hundred percent (100%) of the aggregate Net Cash Proceeds received by the Issuer from the issuance or sale of its Capital Stock (other than Disqualified Stock) subsequent to April 5, 2011 (other than an issuance or sale to a Subsidiary of the Issuer and other than an issuance or sale to an employee stock ownership plan or to a trust established by the Issuer or any of its Subsidiaries for the benefit of their employees) and one hundred percent (100%) of any cash capital contribution received by the Issuer from its shareholders subsequent to April 5, 2011; plus

(c) the amount by which Indebtedness of the Issuer is reduced on the Issuer’s balance sheet upon the conversion or exchange (other than by a Subsidiary of the Issuer) subsequent to April 5, 2011 of any Indebtedness of the Issuer convertible or exchangeable for Capital Stock (other than Disqualified Stock) of the Issuer or the Parent (less the amount of any cash, or the fair value of any other property, distributed by the Issuer upon such conversion or exchange); plus

(d) an amount equal to the sum of the following since April 5, 2011: (x) the net reduction in the Investments (other than Permitted Investments) made by the Issuer or any Restricted Subsidiary in any Person resulting from repurchases, repayments or redemptions of such Investments by such Person, payments of interest on Indebtedness, dividends, repayments of loans or advances, or proceeds realized on the sale of such Investment and proceeds representing the return of capital, in each case received by the Issuer or any Restricted Subsidiary since the Issue Date, and

(y) to the extent such Person is an Unrestricted Subsidiary, the portion (proportionate to the Issuer’s or its Restricted Subsidiary’s equity interest in such Subsidiary) of the fair market value of the net assets of such Unrestricted Subsidiary at the time such Unrestricted Subsidiary is designated a Restricted Subsidiary; provided, however, that the foregoing sum in this clause (d) shall not exceed, in the case of any such Person or Unrestricted Subsidiary, the amount of Investments (excluding Permitted Investments) previously made (and treated as a Restricted Payment) by the Issuer or any Restricted Subsidiary in such Person or Unrestricted Subsidiary;

provided, however, that the available amount under clauses (a) through (d) above shall not exceed $2.0 billion as of any date of determination (the “RP Builder Cap”) and any amount in excess of the RP Builder Cap as of any date of determination shall be disregarded for purposes of future calculations of amounts available under this clause (A)(iii). For the avoidance of doubt, the available amount under clauses (a) through (d) shall be calculated at the time of incurrence of any applicable Restricted Payment but shall never exceed the RP Builder Cap.

The amount expended in any Restricted Payment, if other than in cash, will be deemed to be the fair market value of the relevant non-cash assets, as determined in good faith by the Board of Directors, whose determination will be conclusive and evidenced by a Board Resolution.

(B) Section 4.03(A) shall not prohibit:

(i)

(A) any Restricted Payment made out of the Net Cash Proceeds of the substantially concurrent sale of, or made by exchange for, Capital Stock of the Issuer (other than Disqualified Stock and other than Capital Stock issued or sold to a Subsidiary of the Issuer or an employee stock ownership plan or to a trust established by the Issuer or any of its Subsidiaries for the benefit of their employees) subsequent to the Issue Date; or (B) any Restricted Payment made out of a substantially concurrent cash capital contribution received by the Issuer from its shareholders subsequent to the Issue Date; provided, however, that (i) such Restricted Payment shall be excluded in the calculation of the amount of Restricted Payments and (ii) the Net Cash Proceeds from such sale or such cash capital contribution (to the extent so used for such Restricted Payment) shall be excluded from the calculation of amounts under Section 4.03(A)(iii)(b);

(ii)

any purchase, repurchase, redemption, defeasance or other acquisition or retirement for value of Subordinated Obligations of the Issuer or a Subsidiary Guarantor made by exchange for, or out of the proceeds of the substantially concurrent sale of, Subordinated Obligations which is permitted to be Incurred pursuant to Section 4.02; provided, however, that such purchase, repurchase, redemption, defeasance or other acquisition or retirement for value shall be excluded in the calculation of the amount of Restricted Payments;

(iii)

dividends paid within sixty (60) days after the date of declaration thereof if, at such date of declaration, such dividend would have complied with this Section 4.03; provided, however, that such dividend shall be included in the calculation of the amount of Restricted Payments;

(iv)

(A) payments or distributions to employees of the Parent, the Issuer or any Restricted Subsidiary pursuant to incentive plans or other compensation arrangements approved by the Board of Directors (including, without limitation, dividends or other distributions on Capital Stock held by such employees) or (B) payments or distributions to employees of the Parent, the Issuer or any Restricted Subsidiary of “co-investment return,” “carried interest” or other form of incentive compensation or performance fees or any distribution of an equity interest in respect thereof, or any other incentive distributions from Investment Subsidiaries or Co-investment Vehicles; provided, however, that such payments or distributions under this clause (iv) shall be excluded in the calculation of the amount of Restricted Payments;

(v)

so long as no Default has occurred and is continuing, the repurchase or other acquisition (including, without limitation, by means of withholding shares upon vesting) of shares of Capital Stock of the Parent or the Issuer or any of the Issuer’s Subsidiaries from employees (including substantially full-time independent contractors), former employees, directors, former directors or consultants of the Issuer or any of its Subsidiaries (or permitted transferees of such employees, former employees, directors, former directors or consultants), pursuant to the terms of the agreements (including employment agreements) or plans (or amendments thereto) approved by the Board of Directors of the Parent or its Subsidiaries under which such individuals purchase or sell or are granted (or are granted the option to purchase or sell) shares of such Capital Stock (including pursuant to any net exercise or net settlement provisions); provided, however, that the aggregate amount of such repurchases and other acquisitions for cash (excluding any withholding of shares upon vesting for the purpose of paying any related taxes in connection with such vesting) shall not exceed the sum of (A) the greater of (x) fifteen million dollars ($15,000,000) and (y) half of one percent (0.5%) of Total Assets; (B) the Net Cash Proceeds from the sale of Capital Stock to members of management, consultants or directors of the Issuer and its Subsidiaries that occurred or occurs after April 5, 2011 (to the extent the Net Cash Proceeds from the sale of such Capital Stock have not otherwise been applied to the payment of Restricted Payments by virtue of Section 4.03(A)(iii)(b)); and (C) the cash proceeds of any “key man” life insurance policies that are used to make such repurchases; provided further, however, that (x) such repurchases and other acquisitions shall be excluded in the calculation of the amount of Restricted Payments; and (y) the Net Cash Proceeds from such sale shall be excluded from the calculation of amounts under Section 4.03(A)(iii)(b);

(vi)

dividends to the Parent to be used by the Parent solely to pay its franchise taxes and other fees required to maintain its corporate existence and to pay for general corporate and overhead expenses (including salaries, insurance and other compensation of the employees) incurred by the Parent in the ordinary course of its business; provided, however, that such dividends shall not exceed ten million dollars ($10,000,000) in any calendar year; provided further, however, that such dividends shall be excluded in the calculation of the amount of Restricted Payments;

(vii)

so long as no Event of Default has occurred and is continuing, dividends or other payments to Parent (I) to be used by Parent to pay dividends to the holders of the Parent’s Series B Preferred Stock to the extent required pursuant to the terms of such Series B Preferred Stock issued and outstanding as of the Issue Date and (II) to be used by Parent to pay dividends to the holders of the Parent’s Series C Preferred Stock to the extent required pursuant to the terms of such Series C Preferred Stock issued and outstanding as of the Issue Date; provided, however, that the aggregate amount of such dividends or other payments shall not exceed thirty million dollars ($30,000,000) per year (provided that any unused amounts in any year continue to carry forward and increase such limit in each subsequent year); provided further, however, that such dividends or other payments under this clause (vii) shall be excluded in the calculation of the amount of Restricted Payments;

(viii)

payments to the Parent in respect of federal, state and local taxes directly attributable to (or arising as a result of) the operations of the Issuer and its consolidated Subsidiaries; provided, however, that the amount of such payments in any fiscal year shall not exceed the amount that the Issuer and its consolidated Subsidiaries would be required to pay in respect of federal, state and local taxes for such fiscal year were the Issuer to pay such taxes as a stand-alone taxpayer (whether or not all such amounts are actually used by the Parent for such purposes); provided further, however, that such payments shall be excluded in the calculation of the amount of Restricted Payments;

(ix)

Investments made pursuant to commitments to Invest if at the date such commitment was made, such Investment would have complied with this Section 4.03; provided, however, that such Investment shall be excluded in the calculation of the amount of Restricted Payments;

(x)

upon the occurrence of a Change of Control (or similarly defined term in other Indebtedness) and within ninety (90) days after completion of the Fundamental Change Offer (including the purchase of all Notes tendered), any repayment, repurchase, redemption, defeasance or other acquisition or retirement for value of any Indebtedness of the Issuer or the Subsidiary Guarantors that is contractually subordinated to the Notes or to any Subsidiary Guaranty that is required to be repurchased or redeemed pursuant to the terms thereof as a result of such Change of Control (or similarly defined term in other Indebtedness), at a purchase price not greater than one hundred and one percent (101%) of the outstanding principal amount or liquidation preference thereof (plus accrued and unpaid interest and liquidated damages, if any);

(xi)

upon the occurrence of a Fundamental Change (or similarly defined term in the certificate of designation of the Parent’s Series B Preferred Stock or in the certificate of designation of the Parent’s Series C Preferred Stock) and within 90 days after completion of the Fundamental Change Offer (including the purchase of all Notes tendered), any repayment, repurchase, redemption, defeasance or other acquisition or retirement for value of the Parent’s Series B Preferred Stock or Parent’s Series C Preferred Stock (or, in each case, any dividend or other payment to Parent for such purpose) that is required to be repurchased or redeemed pursuant to the terms thereof as a result of such Fundamental Change (or similarly defined term in the certificate of designation of Parent’s Series B Preferred Stock or in the certificate of designation of the Parent’s Series C Preferred Stock), at a purchase price not greater than the purchase prices specified in the certificate of designation of Parent’s Series B Preferred Stock or in the certificate of designation of the Parent’s Series C Preferred Stock, in each case as in effect on the Issue Date;

(xii)

within ninety (90) days after completion of any offer to repurchase Notes pursuant to Section 4.05 (including the purchase of all Notes tendered), any repayment, repurchase, redemption, defeasance or other acquisition or retirement for value of any Indebtedness of the Issuer or the Subsidiary Guarantors that is contractually subordinated to the Notes or to any Subsidiary Guaranty that is required to be repurchased or redeemed pursuant to the terms thereof as a result of such Asset Disposition (or similarly defined term in other Indebtedness), at a purchase price not greater than one hundred percent (100%) of the outstanding principal amount or liquidation preference thereof (plus accrued and unpaid interest and liquidated damages, if any);

(xiii)

the payment of any amounts in respect of Capital Stock by any Restricted Subsidiary organized as a partnership or a limited liability company or other pass-through entity: (a) to the extent of capital contributions made to such Restricted Subsidiary (other than capital contributions made to such Restricted Subsidiary by the Issuer or any Restricted Subsidiary); or (b) to the extent necessary for holders thereof to pay taxes with respect to the net income of such Restricted Subsidiary; provided, however, that except in the case of clause (b), no Default or Event of Default has occurred and is continuing at the time of such Restricted Payment or would result therefrom; provided, further, however, such amounts shall be excluded in the calculation of the amount of Restricted Payments;

(xiv)

the payment of any dividend or distributions by a Restricted Subsidiary of the Issuer to the holders of its Capital Stock pursuant to the terms of the relevant partnership agreement, limited liability company operating agreement or other governing document of the Restricted Subsidiary; provided, however, that such amounts shall be excluded in the calculation of the amount of Restricted Payments;

(xv)

dividends or other distributions on Capital Stock (other than Disqualified Stock) of the Issuer or any Restricted Subsidiary, which Capital Stock was issued, sold or transferred as consideration in connection with the direct or indirect acquisition of real property (including any back-to-back issuance, sale or transfer to the Issuer or any Restricted Subsidiary), which dividends or distributions shall not exceed the greater of (x) twenty five million dollars ($25,000,000) and (y) one percent (1.0%) of Total Assets; and

(xvi)

Restricted Payments in an aggregate amount which, when taken together with all Restricted Payments made pursuant to this clause (xvi) which have not been repaid, does not exceed the greater of (x) two hundred million dollars ($200,000,000); and (y) three percent (3.0%) of Total Assets; provided, however, that (A) at the time of such Restricted Payments, no Default shall have occurred and be continuing (or result therefrom) and (B) such Restricted Payments shall be excluded in the calculation of the amount of Restricted Payments.

(C) Not later than the date of making any Restricted Payment, the Issuer will deliver to the Trustee an Officer’s Certificate stating that the Restricted Payment is permitted and setting forth the basis upon which the calculations required by Section 4.03 were calculated.

(D) Notwithstanding anything to the contrary in the Indenture, the Notes or the Guaranties, in no event shall a Restricted Payment made on the basis of consolidated financial statements prepared in good faith to be in accordance with GAAP be subject to rescission or constitute a Default by reason of any requisite subsequent restatement of such financial statements that would have made such Restricted Payment prohibited at the time that it was made.

(E) For purposes of determining compliance with this Section 4.03, (1) in the event that a Restricted Payment meets the criteria of more than one of the types of Restricted Payments set forth in the sub-clauses to Section 4.03(B), the Issuer, in its sole discretion, will be permitted to classify all or a portion of such Restricted Payment at the time it is made, or later reclassify all or a portion of such Restricted Payment, in one of such sub-clauses in any manner that complies with this Section 4.03; and (2) the Issuer will be entitled to divide and classify a Restricted Payment in more than one of the types of Restricted Payments described in the sub-clauses to Section 4.03(B).

4.04 LIMITATION ON RESTRICTIONS ON DISTRIBUTIONS FROM RESTRICTED SUBSIDIARIES.

(A) The Issuer will not, and will not permit any Restricted Subsidiary to, create or otherwise cause or permit to exist or become effective any consensual encumbrance or restriction on the ability of any Restricted Subsidiary to (a) pay dividends or make any other distributions on its Capital Stock to the Issuer or a Restricted Subsidiary or pay any Indebtedness owed to the Issuer; (b) make any loans or advances to the Issuer; or (c) transfer any of its property or assets to the Issuer, except:

(i)	with respect to clauses (a), (b) and (c) of the first sentence of this Section 4.04(A),

(a) any encumbrance or restriction pursuant to an agreement of the Issuer or any of its Subsidiaries in effect at or entered into on the Issue Date;

(b) any encumbrance or restriction contained in the terms of any agreement pursuant to which Indebtedness was issued if (x) either (i) the encumbrance or restriction applies only in the event of and during the continuance of a payment default or a covenant default contained in such Indebtedness or agreement or (ii) the Issuer determines at the time such Indebtedness is Incurred (and at the time of any modification of the terms of any such encumbrance or restriction) that any such encumbrance or restriction will not materially affect the Issuer’s ability to make principal or interest payments on the Notes and (y) the encumbrance or restriction is not materially more disadvantageous to the Holders of the Notes than is customary in comparable financings or agreements (as determined by the Issuer in good faith);

(c) any encumbrance or restriction with respect to a Restricted Subsidiary pursuant to an agreement relating to any Indebtedness Incurred by such Restricted Subsidiary on or prior to the date on which such Restricted Subsidiary was acquired by the Issuer (other than Indebtedness Incurred as consideration in, or to provide all or any portion of the funds or credit support utilized to consummate, the transaction or series of related transactions pursuant to which such Restricted Subsidiary became a Restricted Subsidiary or was acquired by the Issuer) and outstanding on such date;

(d) any encumbrance or restriction pursuant to an agreement effecting a Refinancing of Indebtedness Incurred pursuant to an agreement referred to in clause (a), (b) or (c) of this Section 4.04(A)(i) or this clause (d) or contained in any amendment to an agreement referred to in clause (a), (b) or (c) of this Section 4.04(A)(i) or this clause (d); provided, however, that the encumbrances and restrictions with respect to such Restricted Subsidiary contained in any such refinancing agreement or amendment are not materially less favorable, taken as a whole, to the Noteholders than encumbrances and restrictions with respect to such Restricted Subsidiary contained in such predecessor agreements;

(e) any encumbrance or restriction pursuant to customary restrictions on, or customary conditions to the payment of dividends or other distributions on, equity interests owned by the Issuer or any Subsidiary in any joint venture or similar enterprise contained in the constitutive documents, including shareholders’ or similar agreements, of such joint venture or enterprise, to the extent encumbrances or restrictions apply solely to the income of such joint venture or similar enterprise;

(f) any encumbrance or restriction pursuant to customary restrictions contained in (i) agreements governing any Non-Recourse Indebtedness or Permitted Co-investments; or (ii) the terms of the relevant partnership agreement, limited liability company operating agreement or other governing document of the entity that is the borrower (or the direct parent of the borrower) under any Non-Recourse Indebtedness or of any Co-investment Vehicle;

(g) any encumbrance or restriction contained in the terms of any agreement governing Indebtedness directly or indirectly secured by real property or other related assets that are customary for real property financing transactions, such as cash collateral accounts or impounds or reserves required for payment of taxes, insurance, security deposits, capital expenditures and repairs, interest and tenant improvements and leasing commissions; and

(h) any encumbrance or restriction pursuant to applicable law; and

(ii)	with respect to clause (c) of the first sentence of this Section 4.04(A) only,

(a) any such encumbrance or restriction consisting of customary non-assignment provisions in leases governing leasehold interests or licenses of intellectual property to the extent such provisions restrict the transfer of the lease or the property leased or licensed thereunder;

(b) restrictions contained in security agreements, mortgages or other agreements securing Indebtedness of a Restricted Subsidiary or any agreement governing Non-Recourse Indebtedness to the extent such restrictions restrict the transfer of the property subject to such security agreements, mortgages or Non-Recourse Indebtedness;

(c) restrictions on the transfer of assets subject to any Lien permitted under the Indenture imposed by the holder of such Lien;

(d) any restriction with respect to a Restricted Subsidiary or its assets imposed pursuant to an agreement entered into for the sale or disposition of all or substantially all of the Capital Stock or assets of such Restricted Subsidiary pending the closing of such sale or disposition; and

(e) arising or agreed to in the ordinary course of business, not relating to any Indebtedness, and that do not, individually or in the aggregate, detract from the value of the property or assets of the Issuer or any Restricted Subsidiary in a manner material to the Issuer and its Restricted Subsidiaries, taken as a whole.

4.05 LIMITATION ON SALES OF ASSETS AND SUBSIDIARY STOCK.

(A) The Issuer will not, and will not permit any Restricted Subsidiary to, directly or indirectly, consummate any Asset Disposition unless:

(i)

the Issuer or such Restricted Subsidiary receives consideration at the time of such Asset Disposition at least equal to the fair market value (including as to the value of all noncash consideration), as determined in good faith by members of the Issuer’s senior management, of the shares and assets subject to such Asset Disposition;

(ii)

at least seventy five percent (75%) of the consideration thereof received by the Issuer or such Restricted Subsidiary is in the form of cash or cash equivalents, Temporary Cash Investments or Replacement Assets or a combination of cash and cash equivalents, Temporary Cash Investments, and Replacement Assets; provided, however, that with respect to the sale of one or more real estate properties or related property, plant and equipment, or loans secured by real estate, up to seventy five percent (75%) of the consideration may consist of Indebtedness of the purchaser of such real estate properties or related property, plant and equipment, or loans secured by real estate, so long as such Indebtedness is secured by a first or second priority Lien on the real estate property or properties or related property, plant and equipment, or loans secured by real estate, sold;

(iii)	an amount equal to one hundred percent (100%) of the Net Available Cash from such Asset Disposition is applied by the Issuer (or such Restricted Subsidiary, as the case may be):

(a) first, to the extent the Issuer elects (or is required by the terms of any Indebtedness), to prepay, repay, redeem or purchase secured Indebtedness of the Issuer or any Restricted Subsidiary or Indebtedness (other than Disqualified Stock) of any other Wholly Owned Subsidiary (in each case other than Indebtedness owed to the Issuer or an Affiliate of the Issuer) within two (2) years from the later of the date of such Asset Disposition or the receipt of such Net Available Cash;

(b) second, to the extent of the balance of such Net Available Cash after application in accordance with clause (a), to the extent the Issuer elects, to make a capital expenditure or to acquire Replacement Assets within two (2) years from the later of the date of such Asset Disposition or the receipt of such Net Available Cash; and

(c) third, to the extent of the Excess Proceeds, to make an offer to the Holders of the Notes (and to holders of other Senior Indebtedness of the Issuer designated by the Issuer) to purchase Notes (and such other Senior Indebtedness of the Issuer) pursuant to and subject to the conditions contained in the Indenture;

provided, however, that in connection with any prepayment, repayment or purchase of Indebtedness pursuant to clause (a) or (c) above (excluding temporary reductions of revolving credit indebtedness made pursuant to the last sentence of Section 4.05(B)), the Issuer or such Restricted Subsidiary shall permanently retire such Indebtedness and shall cause the related loan commitment (if any) to be permanently reduced in an amount equal to the principal amount so prepaid, repaid or purchased; provided further, however, the Issuer will be deemed to have complied with clause (b) above if and to the extent that, within seven hundred and thirty (730) days after the later of the Asset Disposition or the receipt of Net Available Cash, the Issuer or any of its Restricted Subsidiaries has entered into and not abandoned or rejected a binding agreement to make a capital expenditure or to acquire Replacement Assets, and that such capital expenditure or acquisition is thereafter completed within one hundred and eighty (180) days after the end of such seven hundred and thirty (730) day period.

(B) The Net Available Cash of an Asset Disposition not applied pursuant to Section 4.05(A)(iii)(a) or Section 4.05(A)(iii)(b) above constitute “Excess Proceeds.” Excess Proceeds of less than the greater of (x) fifty million dollars ($50,000,000) and (y) one percent (1.0%) of Total Assets will be carried forward and accumulated. When accumulated Excess Proceeds equal or exceed such amount, the Issuer must, within thirty (30) days, make an offer to purchase the Notes, in accordance with Section 4.05(A)(iii)(c). Pending application of Net Available Cash pursuant to this Section 4.05, such Net Available Cash shall be invested in Temporary Cash Investments or applied to temporarily reduce revolving credit indebtedness.

(C) In the event the Issuer make an offer to purchase the Notes pursuant to Section 4.05(A)(iii)(c), (i) if Notes in an aggregate principal amount less than or equal to the applicable Excess Proceeds are duly tendered pursuant to such offer to purchase, then the Issuer will purchase all such tendered Notes, and (ii) if Notes in an aggregate principal amount in excess of the applicable Excess Proceeds are duly tendered pursuant to such offer to purchase, then the Issuer will purchase tendered Notes having an aggregate principal amount equal to the applicable Excess Proceeds on a pro rata basis, with adjustments so that only Notes in a minimum denomination of $2,000 in principal amount or in a principal amount denomination of any integral multiple of $1,000 in excess thereof will be purchased.

(D) For the purposes of this Section 4.05, the following are deemed to be cash or cash equivalents:

(i)

the assumption of Indebtedness of the Issuer or any Restricted Subsidiary and the release of the Issuer or such Restricted Subsidiary from all liability on such Indebtedness in connection with such Asset Disposition; and

(ii)	securities received by the Issuer or any Restricted Subsidiary from the transferee that are converted by the Issuer or such Restricted Subsidiary into cash within 180 days of receipt.

(E) In the event of an Asset Disposition that requires the purchase of Notes (and other Senior Indebtedness of the Issuer) pursuant to Section 4.05(A)(iii)(c), the Issuer will purchase Notes tendered pursuant to an offer by the Issuer for the Notes (and such other Senior Indebtedness of the Issuer) at a purchase price of one hundred percent (100%) of their principal amount (or, in the event such other Senior Indebtedness of the Issuer was issued with significant original issue discount, one hundred percent (100%) of the accreted value thereof), without premium, plus accrued but unpaid interest, if any, (or, in respect of such other Senior Indebtedness of the Issuer, such lesser price, if any, as may be provided for by the terms of such Senior Indebtedness of the Issuer) in accordance with the procedures (including prorating in the event of oversubscription) set forth in the Indenture. If the aggregate purchase price of the securities tendered exceeds the Net Available Cash allotted to their purchase, the Issuer will select the securities to be purchased on a pro rata basis but in round denominations, which in the case of the Notes will be in a minimum denomination of $2,000 in principal amount or in a principal amount denomination of any integral multiple of $1,000 in excess thereof. The Issuer shall not be required to make such an offer to purchase Notes (and other Senior Indebtedness of the Issuer) pursuant to this Section 4.05 if the Excess Proceeds are less than ten million dollars ($10,000,000) (which lesser amount shall be carried forward for purposes of determining whether such an offer is required with respect to the Net Available Cash from any subsequent Asset Disposition).

(F) The Issuer will comply, to the extent applicable, with the requirements of Section 14(e) of the Exchange Act and any other securities laws or regulations in connection with the purchase of Notes pursuant to this Section 4.05. To the extent that the provisions of any securities laws or regulations conflict with provisions of this Section 4.05, the Issuer will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under this Section 4.05 by virtue of its compliance with such securities laws or regulations.

4.06 LIMITATION ON AFFILIATE TRANSACTIONS.

(A) The Issuer will not, and will not permit any Restricted Subsidiary to, enter into or permit to exist any transaction (including the purchase, sale, lease or exchange of any property, employee compensation arrangements or the rendering of any service) with, or for the benefit of, any Affiliate of the Issuer (an “Affiliate Transaction”) unless:

(i)

the terms of the Affiliate Transaction are no less favorable to the Issuer or such Restricted Subsidiary than those that could be obtained at the time of the Affiliate Transaction in arm’s-length dealings with a Person who is not an Affiliate;

(ii)

if such Affiliate Transaction involves an amount in excess of the greater of (x) twenty five million dollars ($25,000,000) and one percent (1.0%) of Total Assets, the terms of the Affiliate Transaction are set forth in writing and a majority of the directors of the Issuer disinterested with respect to such Affiliate Transaction have determined in good faith that the criteria set forth in clause (i) above are satisfied and have approved such Affiliate Transaction as evidenced by a resolution of the Board of Directors; and

(iii)

if such Affiliate Transaction involves an amount in excess of the greater of (x) one hundred million dollars ($100,000,000) and (y) one and a half percent (1.5%) of Total Assets, the Board of Directors shall also have received a written opinion from an Independent Qualified Party to the effect that such Affiliate Transaction is fair, from a financial standpoint, to the Issuer or the applicable Restricted Subsidiary or is not less favorable to the Issuer or the applicable Restricted Subsidiary than could reasonably be expected to be obtained at the time in an arm’s-length transaction with a Person who was not an Affiliate.

(B) Section 4.06(A) shall not prohibit:

(i)	any Investment or other Restricted Payment, in each case not prohibited pursuant to Section 4.03;

(ii)

any issuance of securities, or other payments, awards or grants in cash, securities or otherwise pursuant to, or the funding of, employment or compensation arrangements, incentive-based or otherwise, including carried interest award agreements, employee co-investment agreements, stock options and stock ownership plans approved by the Board of Directors (for the avoidance of doubt, including, without limitation, securities of, and stock options and stock ownership plans relating to, the Parent, the Issuer or any of their respective Subsidiaries);

(iii)	loans or advances to employees or consultants in the ordinary course of business of the Issuer or its Restricted Subsidiaries;

(iv)

the payment of reasonable fees and compensation to, or the provision of employee benefit arrangements and indemnity for the benefit of, directors, officers, employees and consultants of the Issuer and its Restricted Subsidiaries in the ordinary course of business;

(v)

any transaction between or among the Issuer, any Restricted Subsidiary, any Co-investment Vehicle or joint venture or similar entity (including any separate account or investment program managed, operated or sponsored by an Investment Subsidiary) which would constitute an Affiliate Transaction solely because the Issuer or a Restricted Subsidiary owns an equity interest in or otherwise controls such Restricted Subsidiary, Co-investment Vehicle, joint venture or similar entity (including any separate account or investment program managed, operated or sponsored by an Investment Subsidiary);

(vi)

(1) the issuance or sale of any Capital Stock (other than Disqualified Stock) of the Issuer or the Parent; (2) the issuance, sale or transfer of Capital Stock (other than Disqualified Stock) of any Restricted Subsidiary as consideration (at the time of such issuance, sale or transfer pursuant to this clause (1) at least equal to fair market value (as determined in good faith by the Board of Directors of the Issuer)) in connection with the direct or indirect acquisition of real property; or (3) the purchase of any securities of the Issuer or the Parent by an Affiliate of the Issuer pursuant to a public offering (or pursuant to a private offering under Rule 144A under the Securities Act (or any similar transaction) on customary terms whereby such securities are purchased by one or more broker-dealers and resold to qualified institutional buyers), which purchase by such Affiliate under this clause (3) is on the same terms as other investors in such offering (other than any waiver or non-applicability of underwriters’ (or initial purchasers’) discounts or commissions);

(vii)

the existence of, or the performance by the Issuer or any of its Restricted Subsidiaries of its obligations under the terms of any stockholders agreement (including any registration rights agreement or purchase agreement related thereto) or warrant agreement to which it is a party as of the Issue Date and any similar agreements which it may enter into thereafter; provided, however, that the existence of, or the performance by the Issuer or any of its Restricted Subsidiaries of obligations under any future amendment to any such existing agreement or under any similar agreement entered into after the Issue Date shall only be permitted by this clause (vii) to the extent that the terms of any such amendment or new agreement are not otherwise disadvantageous to the Noteholders in any material respect;

(viii)

any agreement as in effect on the Issue Date and described or incorporated by reference in the Offering Memorandum, or any renewals, extensions or amendments of any such agreement (so long as such renewals, extensions or amendments are not less favorable to the Issuer or the Restricted Subsidiaries) and the transactions evidenced thereby; and

(ix)

transactions with customers, clients, suppliers or purchasers or sellers of goods or services in each case in the ordinary course of business and otherwise in compliance with the terms of the applicable Indenture which are fair to the Issuer or its Restricted Subsidiaries, in the reasonable determination of the Board of Directors of the Issuer or the senior management thereof, or are on terms at least as favorable as might reasonably have been obtained at such time from an unaffiliated party.

4.07 LIMITATION ON LIENS.

The Issuer will not, and will not permit any Restricted Subsidiary to, directly or indirectly, Incur or permit to exist any Lien (the “Initial Lien”) of any nature whatsoever on any of its properties (including Capital Stock of a Restricted Subsidiary), whether owned at the Issue Date or thereafter acquired, securing any Obligations, other than Permitted Liens, without effectively providing that the Notes (or a Subsidiary Guaranty in the case of an Initial Lien of a Subsidiary Guarantor) shall be secured equally and ratably with (or, in the event the Lien related to Subordinated Obligations, prior to) the Obligations so secured for so long as such Obligations are so secured. Any Lien created for the benefit of the Holders of the Notes pursuant to the preceding sentence shall provide by its terms that such Lien shall be automatically and unconditionally released and discharged upon the release and discharge of the Initial Lien.

4.08 LIMITATION ON SALE/LEASEBACK TRANSACTIONS.

The Issuer will not, and will not permit any Restricted Subsidiary to, enter into any Sale/Leaseback Transaction with respect to any property unless:

(A) the Issuer or such Restricted Subsidiary would be entitled to (A) Incur Indebtedness in an amount equal to the Attributable Debt with respect to such Sale/Leaseback Transaction pursuant to Section 4.02 and (B) create a Lien on such property securing such Attributable Debt without equally and ratably securing the Notes pursuant to Section 4.07;

(B) the net proceeds received by the Issuer or any Restricted Subsidiary in connection with such Sale/Leaseback Transaction are at least equal to the fair value (as determined by the Board of Directors of the Issuer) of such property; and

(C) the Issuer applies the proceeds of such transaction in compliance with Section 4.05.

4.09 FUTURE GUARANTORS.

From and after the Effective Date, the Issuer will cause each domestic Restricted Subsidiary (other than (i) any Excluded Subsidiary and (ii) any Restricted Subsidiary prohibited from providing a Guarantee by any agreement governing Non-Recourse Indebtedness (or the terms of the relevant partnership agreement, limited liability company operating agreement or other governing document of the entity that is the borrower (or the direct parent of the borrower) under any Non-Recourse Indebtedness), any joint venture agreement or the terms of any Co-investment Vehicle or any separate account or investment program managed, operated or sponsored by an Investment Subsidiary) to execute and deliver to the Trustee a Guaranty Agreement pursuant to which such domestic Restricted Subsidiary will Guarantee payment of the Notes on the same terms and conditions as those set forth in the Indenture.

A Restricted Subsidiary required to provide a Guaranty Agreement shall execute a Guaranty Agreement in the form of a supplemental indenture in the form of Exhibit C hereto and deliver an Opinion of Counsel to the Trustee to the effect such the supplemental indenture has been duly authorized, executed and delivered by such Restricted Subsidiary and constitutes a valid and binding obligation of such Restricted Subsidiary, enforceable against such Restricted Subsidiary in accordance with its terms (subject to customary exceptions).

For the avoidance of doubt, the Issuer may, in its sole discretion, but is not required to, cause any Excluded Subsidiary to execute and deliver to the Trustee a Guaranty Agreement.

Notwithstanding anything to the contrary set forth above in this Section 4.09, this Section 4.09 will be subject to Section 4.16.

4.10 FINANCIAL REPORTS.

This Section 4.10 shall apply to the Notes in lieu of Section 4.2 of the Base Indenture, which shall be deemed to be replaced in its entirety by this Section 4.10 for purposes of the Notes.

So long as any Notes are outstanding:

(a) At any time the Issuer is not required to be subject to the reporting requirements of Section 13(a) or 15(d) of the Exchange Act, the Issuer shall furnish or make available to the Trustee (if not publicly available on the SEC’s EDGAR system):

(i) as soon as available, but in any event within 120 days after the end of each fiscal year of the Parent, a consolidated balance sheet of the Parent and its Subsidiaries as at the end of such fiscal year, and the related consolidated statements of income or operations, changes in shareholders’ equity, and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, audited and accompanied by a report and opinion of the Parent’s independent auditors; together with a “Management’s Discussion and Analysis of Financial Condition and Results of Operations” with respect to such financial statements substantially similar to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” with respect to the consolidated financial statements of Parent included in the Offering Memorandum, it being understood that the Parent shall not be required to include any separate consolidating financial information with respect to the Parent, any Subsidiary Guarantor or any other Affiliate of the Parent, or any segment reporting, reporting with respect to non-consolidated subsidiaries, separate financial statements or information for the Parent, any Subsidiary Guarantor or any other Affiliate of the Parent;

(ii) as soon as available, but in any event within 60 days after the end of each of the first three fiscal quarters of each fiscal year of the Parent, a consolidated balance sheet of the Parent and its Subsidiaries as at the end of such fiscal quarter, the related consolidated statements of income or operations for such fiscal quarter and for the portion of the Parent’s fiscal year then ended, and the related consolidated statements of changes in shareholders’ equity, and cash flows for the portion of the Parent’s fiscal year then ended, in each case setting forth in comparative form, as applicable, the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail, certified by the chief executive officer, chief financial officer, treasurer or controller of the Parent as fairly presenting in all material respects the financial condition, results of operations, shareholders’ equity and cash flows of the Parent and its Subsidiaries in accordance with GAAP; together with a “Management’s Discussion and Analysis of Financial Condition and Results of Operations” with respect to such financial statements substantially similar to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” with respect to the consolidated financial statements of the Parent included in the Offering Memorandum, it being understood that the Parent shall not be required to include any separate consolidating financial information with respect to the Parent, any Subsidiary Guarantor or any other Affiliate of the Parent, or any segment reporting, reporting with respect to non-consolidated subsidiaries, separate financial statements or information for the Parent, any Subsidiary Guarantor or any other Affiliate of the Parent; and

(iii) information substantially similar to the information that would be required to be included in a Current Report on Form 8-K (as in effect on the Issue Date) filed with the SEC by the Issuer (if the Issuer were required to prepare and file such form) pursuant to Item 1.03 (Bankruptcy or Receivership) or Item 5.01 (Changes in Control of Registrant) of such form and no other Item required by Current Report on Form 8-K, within fifteen (15) days after the date of filing that would have been required for a Current Report on Form 8-K. In addition, to the extent not satisfied by the foregoing, for so long as the Notes of any series remain subject to this paragraph (a), the Issuer will furnish to holders thereof and prospective investors in such Notes, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) (as in effect on the Issue Date).

In connection with this covenant in this Section 4.10(a), it being understood that the Issuer shall not be required to (a) comply with Section 302, Section 404 and Section 906 of the Sarbanes Oxley Act of 2002, as amended, or related Items 307, 308 and 308T of Regulation S-K under the Securities Act or (b) comply with Rule 3-05, Rule 3-09, Rule 3-10 and Rule 3-16 of Regulation S-X under the Securities Act.

(b) Substantially concurrently with the furnishing or making available to the Trustee of the information specified in paragraph (a) above pursuant thereto, the Issuer shall also (1) use its commercially reasonable efforts (x) (i) to post copies of such reports on such website as may be then maintained by the Issuer, or (ii) to post copies of such reports on a website (which may be nonpublic) to which access is given to holders, prospective investors in the Notes (which prospective investors shall be limited to “qualified institutional buyers” within the meaning of Rule 144A that certify their status as such to the reasonable satisfaction of the Issuer), and securities analysts (to the extent providing research and analysis of investment in the Notes to investors and prospective investors therein) and market-making financial institutions reasonably satisfactory to the Issuer, or (iii) otherwise to provide substantially comparable availability of such reports (as determined by the Issuer in good faith, which determination shall be conclusive) (it being understood that, without limitation, making such reports available on Bloomberg or another private electronic information service shall constitute substantially comparable availability) and (y) within fifteen (15) Business Days after furnishing or making available to the Trustee the quarterly reports required by paragraph (a) above, to hold a conference call with the holders of such Notes to discuss such quarterly reports, provided that upon notice to the Holders, the Issuer may postpone a scheduled call for a period of time not to exceed 60 days if the Board of Directors or senior management reasonably determine that there is a valid business purpose for the postponement, or (2) to the extent the Issuer determines in good faith that it cannot make such reports available in the manner described in the preceding clause (1) after the use of its commercially reasonable efforts, furnish such reports to the holders of the Notes, upon their request; provided, however that, no less than 90 days prior to the date any such report is required to be delivered, the Holders of a majority in principal amount of the outstanding Notes of a series may, by written notice to the Issuer and to the Trustee, require all such future reports to be posted on a publicly accessible website. The Issuer may condition the delivery of any such reports to such holders, prospective investors in the Notes of such series, and securities analysts and market-making financial institutions on the agreement of such Persons to (i) treat all such reports (and the information contained therein) and information as confidential, (ii) not use such reports and the information contained therein for any purpose other than their investment or potential investment in the Notes and (iii) not publicly disclose any such reports (and the information contained therein) and information.

(c) At any time the Issuer is subject to the reporting requirements of Sections 13(a) or 15(d) of the Exchange Act, the Issuer will file with the SEC and make available to the Noteholders and deliver a copy to the Trustee within fifteen (15) days after it files them with the SEC such annual reports and such information, documents and other reports as are specified in Sections 13(a) and 15(d) of the Exchange Act and applicable to a U.S. corporation subject to such Sections, such information, documents and other reports to be so filed with the SEC at the times specified for the filings of such information, documents and reports under such Sections; provided, however, that the Issuer shall not be so obligated to file such reports with the SEC if the SEC does not permit such filing, in which event the Issuer will make available such information to Noteholders and deliver a copy to the Trustee within fifteen (15) days after the time the Issuer would be required to file such information with the SEC if it were subject to Sections 13(a) or 15(d) of the Exchange Act;

provided further, however, that (a) so long as the Parent is the Guarantor of the Notes, the reports, information and other documents required to be filed and provided as set forth in this Section 4.10 may, at the Issuer’s option, be filed by and be those of the Parent rather than the Issuer; and (b) in the event that the Parent conducts any business or holds any significant assets other than the Capital Stock of the Issuer at the time of filing and providing any such report, information or other document containing financial statements of the Parent, the Parent shall include in such report, information or other document summarized financial information (as defined in Rule 1-02(bb) of Regulation S-X promulgated by the SEC) with respect to the Issuer; provided further, however, that in no event shall the Issuer or the Parent be required to make available to the Trustee or Noteholders any material for which the Issuer or the Parent is seeking, or has received, confidential treatment by the SEC, or any correspondence with the SEC or its staff.

For purposes of this Section 4.10, reports, information and documents publicly available on the SEC’s EDGAR system (or any successor thereto) shall be deemed to be available to the Trustee and Noteholders. Delivery of reports to the Trustee is for informational purposes only, and the Trustee’s receipt thereof shall not constitute actual or constructive notice or actual or constructive knowledge of any information contained therein or determinable from information contained therein including compliance with any covenants under the Indenture (as to which the Trustee is entitled to rely exclusively upon Officer’s Certificates). The Trustee shall not be obligated to monitor or confirm on a continuing basis or otherwise, the Issuer’s, Parent’s, any Subsidiary Guarantor’s or any other Person’s compliance with the covenants described in this Indenture or with respect to any reports or other documents filed with the SEC or on EDGAR or under this Indenture or participate in any conference calls.

4.11 DESIGNATION OF RESTRICTED AND UNRESTRICTED SUBSIDIARIES.

(A) The Board of Directors or the Audit Committee or the Parent’s management may designate any Subsidiary of the Issuer (including any newly acquired or newly formed Subsidiary) to be an Unrestricted Subsidiary unless such Subsidiary or any of its Subsidiaries owns any Capital Stock or Indebtedness of, or holds any Lien on any property of, the Issuer or any other Subsidiary of the Issuer that is not a Subsidiary of the Subsidiary to be so designated; provided, however, that either (A) the Subsidiary to be so designated has total assets of one thousand dollars ($1,000) or less or (B) if such Subsidiary has assets greater than one thousand dollars ($1,000), such designation would be permitted under Section 4.03.

(B) The Board of Directors or the Audit Committee or the Parent’s management may designate any Unrestricted Subsidiary to be a Restricted Subsidiary (which designation, if not by the Board of Directors or the Audit Committee of the Board of Directors, will be evidenced in an Officer’s Certificate that is delivered to the Trustee); provided, however, that immediately after giving effect to such designation (A) the Issuer could Incur one dollar ($1.00) of additional Indebtedness pursuant to Section 4.02(A) (irrespective of whether such Section 4.02(A) remains in effect) and (B) no Default shall have occurred and be continuing. Any such designation by the Board of Directors shall be evidenced to the Trustee by promptly filing with the Trustee a copy of the resolution of the Board of Directors giving effect to such designation and an Officer’s Certificate certifying that such designation complies with this Section 4.11(B).

(C)

(i)

A Subsidiary previously designated an Unrestricted Subsidiary which at any time fails to meet the qualifications set forth in Section 4.11(A) will be deemed to become at that time a Restricted Subsidiary, subject to the consequences set forth in Section 4.11(E).

(ii)	The Board of Directors may designate an Unrestricted Subsidiary to be a Restricted Subsidiary if the designation would not cause a Default.

(iii)	Once designated as an Unrestricted Subsidiary, such Unrestricted Subsidiary will remain an Unrestricted Subsidiary, subject to Section 4.11(F).

(D) Upon a Restricted Subsidiary becoming an Unrestricted Subsidiary:

(i)

all existing Investments of the Issuer and the Restricted Subsidiaries therein (valued at the Issuer’s proportional share of the fair market value of its assets less liabilities) will be deemed made at that time;

(ii)	all existing transactions between it and the Issuer or any Restricted Subsidiary will be deemed entered into at that time;

(iii)	such Unrestricted Subsidiary is released at that time from its Guaranty, if any; and

(iv)	such Unrestricted Subsidiary will cease to be subject to the provisions of the Indenture as a Restricted Subsidiary.

(E) Upon an Unrestricted Subsidiary becoming, or being deemed to become, a Restricted Subsidiary:

(i)	all of its Indebtedness and Disqualified Stock or Preferred Stock will be deemed Incurred at that time for purposes of Section 4.02;

(ii)	Investments therein previously charged under Section 4.03 will be credited thereunder;

(iii)	it may be required to issue a Guaranty Agreement of the Notes pursuant to Section 4.09; and

(iv)	it will thenceforward be subject to the provisions of the Indenture as a Restricted Subsidiary.

(F) Any designation by the Board of Directors of a Subsidiary as a Restricted Subsidiary or Unrestricted Subsidiary will be evidenced to the Trustee by promptly filing with the Trustee a copy of the Board Resolution giving effect to the designation and an Officer’s Certificate certifying that the designation complied with the foregoing provisions.

4.12 COMPLIANCE CERTIFICATES.

This Section 4.12 shall apply to the Notes in lieu of Section 4.3 of the Base Indenture, which shall be deemed to be replaced in its entirety by this Section 4.12 for purposes of the Notes.

(A) If any Notes are outstanding, the Issuer shall deliver to the Trustee, within one hundred and twenty (120) days after the end of each fiscal year of the Issuer, an Officer’s Certificate (executed by the Chief Executive Officer or Chief Financial Officer of the Issuer) stating that (x) such officer has conducted or supervised a review of the activities of the Issuer and its Restricted Subsidiaries for the previous fiscal year and their performance under the Indenture and (y) to the knowledge of such officer, each Default, if any, that has occurred during the previous fiscal year of the Issuer and its nature and status.

(B) The Issuer shall deliver to the Trustee, within thirty (30) days after the occurrence of any event that would constitute a Default, an Officer’s Certificate specifying such Default, its status and what action the Issuer is taking or proposes to take in respect thereof.

4.13 EXISTENCE.

This Section 4.13 shall apply to the Notes in lieu of Section 4.5 of the Base Indenture, which shall be deemed to be replaced in its entirety by this Section 4.13 for purposes of the Notes.

The Issuer will do or cause to be done all things necessary to preserve and keep in full force and effect its existence and the existence of each of its Restricted Subsidiaries in accordance with its and their respective organizational documents, and the material rights, licenses and franchises of the Issuer and each Restricted Subsidiary, provided, however, that the Issuer is not required to preserve any such right, license or franchise, or the existence of any Restricted Subsidiary, if the maintenance or preservation thereof is no longer desirable in the conduct of the business of the Issuer and its Restricted Subsidiaries taken as a whole; provided, further, that this Section 4.13 shall not prohibit any transaction otherwise permitted by Section 4.05 or Article V.

4.14 PAYMENT OF TAXES AND OTHER CLAIMS.

The Issuer will pay or discharge, and cause each of its Subsidiaries to pay or discharge before the same become delinquent (i) all material taxes, assessments and governmental charges levied or imposed upon the Issuer or any Subsidiary or its income or profits or property, and (ii) all material lawful claims for labor, materials and supplies that, if unpaid, might by law become a Lien upon the property of the Issuer or any Subsidiary, other than any such tax, assessment, charge or claim the amount, applicability or validity of which is being contested in good faith by appropriate proceedings and for which adequate reserves have been established.

4.15 MAINTENANCE OF PROPERTIES AND INSURANCE.

(A) The Issuer will cause all properties (other than immaterial properties) used or useful in the conduct of its business or the business of any of its Restricted Subsidiaries to be maintained and kept in good condition, repair and working order as in the judgment of the Issuer may be necessary so that the business of the Issuer and its Restricted Subsidiaries may be properly and advantageously conducted at all times; provided, however, that nothing in this Section 4.15 shall prevent the Issuer or any Restricted Subsidiary from discontinuing the use, operation or maintenance of any of such properties or disposing of any of them, if such discontinuance or disposal is, in the judgment of the Issuer, desirable in the conduct of the business of the Issuer and its Restricted Subsidiaries taken as a whole.

(B) The Issuer will provide or cause to be provided, for itself and its Restricted Subsidiaries, insurance (including appropriate self-insurance) against loss or damage of the kinds customarily insured against by corporations similarly situated and owning like properties, including, but not limited to, products liability insurance and public liability insurance, with reputable insurers, in such amounts, with such deductibles and by such methods as are customary for corporations similarly situated in the industry in which the Issuer and its Restricted Subsidiaries are then conducting business.

4.16 SUSPENSION OF APPLICABILITY OF CERTAIN COVENANTS UPON ACHIEVING CERTAIN RATINGS.

Notwithstanding anything to the contrary in the Indenture, the Notes or the Guaranties, if on any date following the Issue Date,

(A) the Notes are rated by two (2) or more of any of Moody’s, S&P and Fitch as Baa3 or better (in the case of Moody’s) or BBB- or better (in the case of S&P or Fitch) (or, if any such entity ceases to rate the Notes for reasons outside of the control of the Issuer, the equivalent investment grade credit rating from any other “nationally recognized statistical rating organization”, as defined in Section 3(a)(62) of the Exchange Act, selected by the Issuer as a replacement agency); and

(B) no Default or Event of Default shall have occurred and be continuing,

then, beginning on such date and subject to the provisions of the following paragraph:

(i) the covenants in Sections 4.02, 4.03, 4.04 and 4.05 and in Section 5.01(C) will be suspended;

(ii) the Subsidiary Guaranty of each Subsidiary Guarantor will be automatically and unconditionally released and discharged, without the need of any action on the part of such Subsidiary Guarantor, the Parent or the Trustee or otherwise (subject to reinstatement as provided below), provided that at the time the conditions set forth in clauses (A) and (B) of this Section 4.16 are satisfied, there is no outstanding Indebtedness of the Parent, the Issuer or any Restricted Subsidiary that is Guaranteed by such Subsidiary Guarantor (other than pursuant to (x) a Guarantee that would constitute a Permitted Non-Recourse Carve-Out Guarantee or (y) Guarantees that, together with all other Guarantees relying on the exception set forth in this clause (y), do not in the aggregate exceed the greater of (1) three hundred and fifty million dollars ($350,000,000) and (2) five percent (5%) of Total Assets);

(iii) the provisions of Section 4.09 will be suspended with respect to the requirement to issue any Subsidiary Guaranty that would qualify to be suspended pursuant to the preceding clause (ii); and

(iv) the requirements set forth in Section 5.01(C) will be suspended;

As soon as reasonably practicable following each such suspension, if any, the Company shall provide notice of the same to the Trustee and the Holders.

For the avoidance of doubt, if the condition set forth in the proviso to of clause (ii) above ceases to be satisfied with respect to a Subsidiary whose Subsidiary Guaranty is suspended in accordance with such clause (ii), then such suspension will automatically lapse and the Issuer will cause such Subsidiary to become a Guarantor in accordance with Section 4.09 to the extent required by the terms of Section 4.09.

Notwithstanding the foregoing, if, after such a suspension has commenced, the condition set forth in Section 4.16(A) ceases to be satisfied, then (1) the foregoing covenants and provisions will be reinstituted as of and from the date of such rating decline; and (2) the suspension of each Subsidiary Guaranty pursuant to clause (ii) above will terminate, without the need for any action by the Issuer, any Subsidiary Guarantor, the Parent or the Trustee or otherwise, and such Subsidiary Guaranty shall be automatically reinstated and the Issuer shall cause such Subsidiary Guarantor to take all actions necessary or appropriate to evidence such Subsidiary Guaranty. For the avoidance of doubt, calculations under the reinstated covenant in Section 4.03 will be made as if such covenant had been in effect since April 1, 2011, except that no default will be deemed to have occurred solely by reason of a Restricted Payment made prior to the Issue Date or during the time such that covenant was suspended.

4.17 ACTIVITIES OF THE ISSUER.

Notwithstanding anything to the contrary in this Indenture, the Issuer shall be permitted to consummate the Merger and conduct such other activities as are necessary, advisable or appropriate to consummate the Merger.

V. SUCCESSORS

This Article V shall apply to the Notes in lieu of Article V of the Base Indenture, which shall be deemed to be replaced in its entirety by this Article V for purposes of the Notes.

5.01 WHEN ISSUER MAY MERGE, ETC.

The Issuer will not consolidate with or merge with or into, or convey, transfer or lease, in one transaction or a series of transactions, directly or indirectly, all or substantially all its assets to, any Person, unless:

(A) the resulting, surviving or transferee Person (the “Successor Company”) shall be a Person organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and the Successor Company (if not the Issuer) shall expressly assume, by an indenture supplemental thereto, executed and delivered to the Trustee, all the obligations of the Issuer under the Notes and the Indenture;

(B) immediately after giving pro forma effect to such transaction (and treating any Indebtedness which becomes an obligation of the Successor Company or any Subsidiary as a result of such transaction as having been Incurred by such Successor Company or such Subsidiary at the time of such transaction), no Default shall have occurred and be continuing;

(C) immediately after giving pro forma effect to such transaction, the Successor Company would be able to Incur an additional one dollar ($1.00) of Indebtedness pursuant to Section 4.02(A); and

(D) the Issuer shall have delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that such consolidation, merger or transfer and such supplemental indenture (if any) comply with the Indenture;

provided, however, that clause (C) will not be applicable to (x) a Restricted Subsidiary consolidating with, merging into or transferring all or part of its properties and assets to the Issuer or (y) the Issuer merging with an Affiliate of the Issuer solely for the purpose and with the sole effect of reincorporating the Issuer in another jurisdiction.

The Successor Company will be the successor to the Issuer and shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under the Indenture, and the predecessor Issuer, except in the case of a lease, shall be released from the obligation to pay the principal of and interest on the Notes.

5.02 WHEN SUBSIDIARY GUARANTORS MAY MERGE, ETC.

The Issuer will not permit any Subsidiary Guarantor to consolidate with or merge with or into, or convey, transfer or lease, in one transaction or a series of transactions, all or substantially all of its assets to any Person unless:

(A) except in the case of a Subsidiary Guarantor that has been disposed of in its entirety to another Person (other than to the Issuer or an Affiliate of the Issuer), whether through a merger, consolidation or sale of Capital Stock or assets, if in connection therewith the Issuer provides an Officer’s Certificate to the Trustee stating that the Issuer will comply with its obligations under Section 4.05 in respect of such disposition, the resulting, surviving or transferee Person (if not such Subsidiary) shall be a Person organized and existing under the laws of the jurisdiction under which such Subsidiary was organized or under the laws of the United States of America, or any State thereof or the District of Columbia, and such Person shall expressly assume, by a Guaranty Agreement, all the obligations of such Subsidiary, if any, under its Subsidiary Guaranty;

(B) immediately after giving effect to such transaction or transactions on a pro forma basis (and treating any Indebtedness which becomes an obligation of the resulting, surviving or transferee Person as a result of such transaction as having been issued by such Person at the time of such transaction), no Default shall have occurred and be continuing; and

(C) the Issuer delivers to the Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that such consolidation, merger or transfer and such Guaranty Agreement, if any, complies with the Indenture.

5.03 WHEN THE PARENT MAY MERGE, ETC.

Other than in connection with the Merger, the Parent will not consolidate with or merge with or into, or convey, transfer or lease, in one transaction or a series of transactions, all or substantially all of its assets to any Person unless:

(A) the resulting, surviving or transferee Person (if not the Parent) shall be a Person organized and existing under the laws of the United States of America, any State thereof or the District of Columbia, and such Person shall expressly assume, by a Guaranty Agreement, all the obligations of the Parent, if any, under its Guaranty;

(B) immediately after giving effect to such transaction or transactions on a pro forma basis (and treating any Indebtedness which becomes an obligation of the resulting, surviving or transferee Person as a result of such transaction as having been issued by such Person at the time of such transaction), no Default shall have occurred and be continuing; and

(C) the Issuer delivers to the Trustee an Officer’s Certificate stating that such consolidation, merger or transfer and such Guaranty Agreement, if any, complies with the Indenture.

VI. DEFAULTS AND REMEDIES

6.01 EVENTS OF DEFAULT.

In lieu of the Events of Default enumerated in Section 6.1 of the Base Indenture, an “Event of Default” is deemed to occur with respect to the Notes if and only if:

(i)	a default in the payment of interest on the Notes when due, continued for thirty (30) days;

(ii)	a default in the payment of principal of any Note when due at its Stated Maturity, upon redemption, upon required purchase, upon declaration of acceleration or otherwise;

(iii)	the failure by the Issuer or any Guarantor to comply with its obligations under Article V;

(iv)

the failure by the Issuer or any Guarantor, as the case may be, to comply for sixty (60) days after receipt of written notice with any of its agreements contained in the Indenture (other than any other agreement specifically referred to in any of the other clauses of this definition of Event of Default), including its obligations under Sections 4.01 (other than a failure to purchase Notes), 4.02, 4.03, 4.04, 4.05 (other than a failure to purchase Notes), 4.06, 4.07, 4.08 or 4.09;

(v)

the failure by the Issuer or the Parent, as the case may be, to comply for one hundred and eighty (180) days after receipt of written notice with any of its obligations under Section 4.10 (provided that, if applicable, failure by the Issuer or the Parent to comply with the provisions of TIA §314(a) will not in itself be deemed a Default or an Event of Default under the Indenture);

(vi)

(a) Indebtedness (other than Non-Recourse Indebtedness) of the Issuer, any Subsidiary Guarantor or any Significant Subsidiary is not paid within any applicable grace period after final maturity or is accelerated by the holders thereof because of a default and the total amount of such Indebtedness unpaid or accelerated exceeds the greater of (x) seventy five million dollars ($75,000,000) and (y) one percent (1.0%) of Total Assets;

(vii)

an involuntary case or other proceeding is commenced against the Issuer, any Subsidiary Guarantor or any Significant Subsidiary with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding remains undismissed and unstayed for a period of sixty (60) days; or an order for relief is entered against the Issuer, any Subsidiary Guarantor or any Significant Subsidiary under the federal bankruptcy laws as now or hereafter in effect;

(viii)

the Issuer, any Subsidiary Guarantor or any Significant Subsidiary (i) commences a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consents to the entry of an order for relief in an involuntary case under any such law; (ii) consents to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer, any Subsidiary Guarantor or any Significant Subsidiary or for all or substantially all of the property and assets of the Issuer, any Subsidiary Guarantor or any Significant Subsidiary; or (iii) effects any general assignment for the benefit of creditors (an Event of Default specified in clause (vii) or this clause (viii) a “bankruptcy default”); or

(ix)

any final judgment or decree for the payment of money (other than judgments which are covered by enforceable insurance policies issued by solvent carriers) in excess of the greater of seventy five million dollars ($75,000,000) and (y) one percent (1.0%) of Total Assets is entered against the Issuer, any Subsidiary Guarantor or any Significant Subsidiary, remains outstanding for a period of sixty (60) consecutive days following such judgment becoming final and is not discharged, waived or stayed within ten (10) days after notice; or

(x)

the Parent Guaranty or a Subsidiary Guaranty ceases to be in full force and effect (other than in accordance with the terms of such Guaranty) or a Guarantor denies or disaffirms its obligations under its Guaranty;

provided, however, that a default under clause (iv), (v) or (ix) will not constitute an Event of Default until the Trustee notifies the Issuer or the Holders of twenty five percent (25%) in aggregate principal amount of the outstanding Notes notify the Issuer with a copy to the Trustee of the default in writing and the Issuer does not cure such default within the time specified after receipt of such notice; provided that a notice of Default with respect to any action taken, and reported publicly or to holders more than two years prior to such notice of Default, may not be given and any such notice shall be invalid and have no effect. Such notice must specify the Default, demand that it be remedied and state that such notice is a “Notice of Default.” When a Default of an Event of Default is cured, it ceases.

6.02 ACCELERATION; RESCISSION AND ANNULMENT.

This Section 6.02 shall apply to the Notes in lieu of Sections 6.2 and 6.13 of the Base Indenture, which shall be deemed to be replaced in its entirety by this Section 6.02 for purposes of the Notes.

If an Event of Default, other than a bankruptcy default with respect to the Issuer, occurs and is continuing, then the Trustee or the Holders of at least twenty five percent (25%) in aggregate principal amount of the outstanding Notes may, by written notice to the Issuer (and to the Trustee if the notice is given by the Holders), declare the principal of and accrued but unpaid interest, if any, on all the Notes to be immediately due and payable. Upon such declaration, such principal and interest shall be due and payable immediately. However, if a bankruptcy default with respect to the Issuer occurs and is continuing, then the principal of and interest on all the Notes will ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holders of the Notes.

In the event of any Event of Default specified under Section 6.01(vi), such Event of Default and all consequences thereof (excluding any resulting payment default, other than as a result of acceleration of Notes) shall be annulled, waived and rescinded, automatically and without any action by the Trustee or the Holders, if, within thirty (30) days after such Event of Default arose: (a) Holders thereof have, pursuant to this Section 6.02, rescinded or waived the acceleration, notice or action (as the case may be) giving rise to such Event of Default; or (b) the default that is the basis for such Event of Default has been cured.

The Holders of a majority in principal amount of the outstanding Notes may, by written notice to the Issuer and to the Trustee, waive all past defaults and rescind and annul a declaration of acceleration and its consequences if:

(A) all existing Events of Default, other than the nonpayment of the principal of, and interest on, the Notes that have become due solely by the declaration of acceleration, have been cured or waived; and

(B) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction.

Except as otherwise provided in this Section 6.02, Section 9.02 and Section 6.8 of the Base Indenture, the Holders of a majority in principal amount of the outstanding Notes may, by notice to the Trustee, waive an existing Default and its consequences. Upon such waiver, the Default will cease to exist, and any Event of Default arising therefrom will be deemed to have been cured, but no such waiver will extend to any subsequent or other Default or impair any right consequent thereon.

6.03 LIMITATION ON SUITS.

This Section 6.03 shall apply to the Notes in lieu of Section 6.7 of the Base Indenture, which shall be deemed to be replaced in its entirety by this Section 6.03 for purposes of the Notes.

Except to enforce the right to receive payment of principal, premium (if any) or interest when due, no Holder of a Note may pursue any remedy with respect to the Indenture or the Notes unless:

(A) such Holder has previously given the Trustee written notice that an Event of Default is continuing;

(B) Holders of at least twenty five percent (25%) in aggregate principal amount of the outstanding Notes have requested the Trustee to pursue the remedy;

(C) such Holders have offered the Trustee security or indemnity satisfactory to it against any loss, liability or expense;

(D) the Trustee has not complied with such request within sixty (60) days after the receipt thereof and the offer of security or indemnity; and

(E) Holders of a majority in aggregate principal amount of the outstanding Notes have not given the Trustee a direction inconsistent with such request within such sixty (60) day period.

6.04 CONTROL BY HOLDERS.

For purposes of the Notes, Section 6.12(c) of the Base Indenture shall be deemed to be amended by adding, immediately after the words “personal liability” therein, the phrase “or would be unduly prejudicial to the rights of any other Holder”.

6.05 APPLICATION OF MONEY COLLECTION.

For purposes of the Notes, Section 6.6 of the Base Indenture shall be deemed to be amended by inserting, immediately before the period at the end of such Section, the phrase “or as otherwise directed by a court of competent jurisdiction”.

6.06 RESTORATION OF RIGHTS AND REMEDIES.

This Section 6.06 shall apply to the Notes in lieu of Section 6.9 of the Base Indenture, which shall be deemed to be replaced in its entirety by this Section 6.06 for purposes of the Notes.

If the Trustee or any Holder has instituted a proceeding to enforce any right or remedy under the Indenture and the proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to the Holder, then, subject to any determination in the proceeding, the Issuer, any Guarantors, the Trustee and the Holders will be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Issuer, any Guarantors, the Trustee and the Holders will continue as though no such proceeding had been instituted.

VII. TRUSTEE

7.01 DUTIES OF TRUSTEE.

(A) For purposes of the Notes, Section 7.1(a) of the Base Indenture shall be deemed to be amended to read as follows: “If an Event of Default occurs and is not cured or waived, and a Responsible Officer of the Trustee has obtained actual knowledge of such Event of Default, the Trustee shall, in the exercise of its rights and powers vested in it by the Indenture, use the degree of care of a prudent person in similar circumstances in the conduct of such person’s own affairs.”

(B) For purposes of the Notes, Section 7.1(b)(i) of the Base Indenture shall be deemed to be amended to read as follows: “The duties of the Trustee shall be determined solely by the express provisions of the Indenture, and the Trustee need perform only those duties that are specifically set forth in the Indenture, and no implied covenants or obligations shall be read into the Indenture against the Trustee.”

(C) For purposes of the Notes, Section 7.1(e) of the Base Indenture shall be deemed to be amended to read as follows: “The Trustee will be under no obligation to exercise any of its rights or powers under the Indenture at the request or direction of any Holder of Notes, unless such Holder shall have offered to the Trustee security and/or indemnity satisfactory to it against any loss, liability or expense (including reasonable attorneys’ fees and expenses).”

7.02 NOTICE OF DEFAULTS.

This Section 7.02 shall apply to the Notes in lieu of Section 7.5 of the Base Indenture, which shall be deemed to be replaced in its entirety by this Section 7.02 for purposes of the Notes.

If a Default or Event of Default occurs and is continuing, Trustee shall mail to each Holder of the Notes notice of such Default or Event of Default within ninety (90) days after it occurs or, if later, after a Responsible Officer of the Trustee has obtained actual knowledge of such Default or Event of Default. Except in the case of a Default in the payment of principal of or interest on any Note, the Trustee may withhold notice if and so long as a committee of its trust officers determines that withholding notice is not opposed to the interest of the Holders of the Notes.

7.03 AMENDMENTS TO THE BASE INDENTURE.

Notwithstanding anything to the contrary in the Base Indenture, for purposes of the Notes:

(A) the second (2nd) paragraph of Section 7.7 of the Base Indenture is deemed to be amended by (x) replacing the phrase “performance of its duties” with the phrase “performance of its powers and duties”; and (y) deleting the clause “, unless and to the extent that the Company is materially prejudiced thereby”;

(B) the fourth (4th) paragraph of Section 7.7 of the Base Indenture is deemed to be amended by deleting the phrase “, except that held in trust to pay principal of and interest on particular Securities of that Series”;

(C) the reference in the fifth (5th) paragraph of Section 7.7 of the Base Indenture to Section 6.1(f) or (g) of the Base Indenture shall be deemed instead to be references to Sections 6.01(vii) or 6.01(viii) hereof;

(D) the following sentence shall be added at the end of Section 7.7 of the Base Indenture: “Notwithstanding anything herein to the contrary, a Default by the Issuer or any Guarantor under this Section 7.7 may be waived only by the Trustee.”; and

(E) the number 60 in the fourth (4th) paragraph of Section 7.8 of the Base Indenture shall be deemed to be replaced with the number 30;

(F) Section 7.8 of the Base Indenture shall be deemed to be amended by adding the following sentence immediately after the second sentence of the second paragraph thereof: “If the Trustee is no longer eligible under Section 7.10 or in the circumstances described in TIA §310(b), any Holder that satisfies the requirements of TIA §310(b) may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.”;

(G) Section 7.8 of the Base Indenture shall be deemed to be amended by replacing the first sentence of the third paragraph thereof with the following sentence: “If the Trustee has been removed by the Holders, Holders of a majority in principal amount of the Notes may appoint a successor Trustee with the consent of the Issuer. Otherwise, if the Trustee resigns or is removed, or if a vacancy exists in the office of Trustee for any reason, the Issuer shall promptly appoint a successor Trustee.”; and

(H) Section 9.7 of the Base Indenture shall be deemed to be amended as follows

(i)	striking the clause “(subject to Section 7.1)”; and

(ii)

deleting the second (2nd) sentence of Section 9.7 in its entirety and replacing it with: “The Trustee shall sign all supplemental indentures upon delivery of such an Officer’s Certificate or Opinion of Counsel or both, except that the Trustee need not sign any supplemental indenture that would adversely affect the Trustee’s rights, protections, privileges, immunities, indemnities, duties, obligations or limitations of liability under the Indenture.”

7.04 AUTHORIZATION TO ENTER ESCROW DOCUMENTS.

By its receipt of a Note, each Holder shall be deemed to authorize and direct the Trustee to enter into and perform its obligations under the Escrow Agreement.

VIII. DEFEASANCE; SATISFACTION AND DISCHARGE

This Article VIII shall apply to the Notes in lieu of Article VIII of the Base Indenture, which shall be deemed to be replaced in its entirety by this Article VIII for purposes of the Notes. Except as specifically provided in this Article VIII, none of the Issuer’s obligations under the Indenture will be discharged.

8.01 DISCHARGE OF OBLIGATIONS OF THE ISSUER AND THE GUARANTORS.

(A) Subject to Section 8.01(B), the Issuer’s obligations under the Notes and with respect to the Notes under the Indenture, and each Guarantor’s obligations under its Guaranty, will terminate if:

(i)

all Notes previously authenticated and delivered (other than (i) destroyed, lost or stolen Notes that have been replaced; (ii) Notes that are paid; or (iii) Notes for whose payment money or U.S. Government Obligations have been held in trust and then repaid to the Issuer pursuant to Section 8.05) have been delivered to the Trustee for cancellation and the Issuer has paid all sums payable by it under the Indenture; or

(ii)

(a) the Notes mature within sixty (60) days, or all of them are to be called for redemption within sixty (60) days under arrangements satisfactory to the Trustee for giving the notice of redemption;

(b) the Issuer irrevocably deposits in trust with the Trustee, as trust funds solely for the benefit of the Holders, money or U.S. Government Obligations or a combination thereof sufficient, in the opinion of a nationally recognized investment bank, appraisal firm or firm of independent public accountants expressed in a written certificate (the “Accountant’s Certificate”) delivered to the Trustee, without consideration of any reinvestment, to pay principal of and interest on the Notes to maturity or redemption, as the case may be, and to pay all other sums payable by it under the Indenture;

(c) no Default has occurred and is continuing on the date of such deposit;

(d) such deposit will not result in a breach or violation of, or constitute a default under, the Indenture or any other agreement or instrument to which the Issuer is a party or by which it is bound, and

(e) the Issuer delivers to the Trustee an Officer’s Certificate stating that all conditions precedent provided for in the Indenture relating to the satisfaction and discharge of the Indenture with respect to the Notes have been complied with.

(B) After satisfying the conditions in Section 8.01(A)(i), only the Issuer’s obligations under Section 7.7 of the Base Indenture will survive. After satisfying the conditions in Section 8.01(A)(ii), only the Issuer’s obligations in Article II of the Base Indenture, Article II hereof, Sections 2.4, 4.1, 7.7 and 7.8 of the Base Indenture and Sections 2.03, 8.05 and 8.06 hereof will survive. In either case, the Trustee, upon request of the Issuer and receipt by the Trustee of the Accountant’s Certificate, Officer’s Certificate and Opinion of Counsel referred to above, shall acknowledge in writing the discharge of the Issuer’s obligations with respect to the Notes under the Notes and the Indenture other than such surviving obligations.

8.02 LEGAL DEFEASANCE.

(A) After the one hundred and twenty third (123rd) day following the deposit referred to in clause (i) below, each of the Issuer and the Guarantors will be deemed to have paid and will be discharged from its obligations with respect to the Notes or the Guaranties under the Notes, the Guaranties and the Indenture, other than its obligations in Article II of the Base Indenture, Article II hereof, Sections 2.4, 2.7, 2.8, 4.1, 7.7 and 7.8 of the Base Indenture and Sections 2.03, 8.05 and 8.06 hereof, if:

(i)

the Issuer has irrevocably deposited in trust with the Trustee, as trust funds solely for the benefit of the Holders, money or U.S. Government Obligations or a combination thereof sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in an Accountant’s Certificate delivered to the Trustee, without consideration of any reinvestment, to pay principal of and interest on the Notes to maturity or redemption, as the case may be, provided that any redemption before maturity has been irrevocably provided for under arrangements reasonably satisfactory to the Trustee;

(ii)	no Default has occurred and is continuing on the date of such deposit or on the one hundred and twenty third (123rd) day following such deposit;

(iii)	such deposit will not result in a breach or violation of, or constitute a default under, the Indenture or any other agreement or instrument to which the Issuer is a party or by which it is bound;

(iv)	the Issuer has delivered to the Trustee:

(a) an Opinion of Counsel to the effect that the beneficial owners of the Notes will not recognize income, gain or loss for federal income tax purposes as a result of such deposit and defeasance and will be subject to U.S. federal income tax on the same amounts and in the same manner and at the same times as would have been the case if such deposit and defeasance had not occurred, which Opinion of Counsel must be based on a ruling of the Internal Revenue Service or other change in applicable federal income tax law; and

(b) an Opinion of Counsel to the effect that (i) the creation of the defeasance trust does not violate the Investment Company Act of 1940; (ii) the Holders have a valid first priority security interest in the trust funds (subject to customary exceptions); and (iii) after the passage of one hundred and twenty three (123) days after such deposit, the trust funds will not be subject to the effect of Section 547 of the U.S. Bankruptcy Code (or any successor thereto); and

(v)

the Issuer has delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel, in each case stating that all conditions precedent provided for in the Indenture relating to the defeasance have been complied with.

(B) Prior to the passage of one hundred and twenty three (123) days after the date of the deposit referred to above, none of the Issuer’s obligations under the Indenture will be discharged pursuant to this Section 8.02. Thereafter, the Trustee, upon request of the Issuer and receipt by the Trustee of the Accountant’s Certificate, Officer’s Certificate and Opinion of Counsel referred to above, shall acknowledge in writing, at the Issuer’s expense, the discharge of the obligations of the Issuer and the Guarantors with respect to the Notes or the Guaranties under the Notes, the Guaranties and the Indenture, except for the surviving obligations specified above.

(C) For the avoidance of doubt, if the Issuer exercises its rights under this Section 8.02, payment of the Notes may not be accelerated because of an Event of Default with respect thereto.

(D) The Issuer may exercise its rights under this Section 8.02 notwithstanding the Issuer’s prior exercise of its rights under Section 8.01.

8.03 COVENANT DEFEASANCE.

After the one hundred and twenty third (123rd) day following the deposit referred to in clause (i) of Section 8.02(A), the Issuer’s obligations under the Indenture and the Notes and with respect to the Notes under Sections 4.01 through 4.12 and Sections 4.14, 4.15 and 5.01(C) and each Guarantor’s obligations under its Guaranty, will terminate, and the Events of Default set forth in Sections 6.01(iv), 6.01(v), 6.01(vi), 6.01(vii) (with respect only to Significant Subsidiaries), 6.01(viii) (with respect only to Significant Subsidiaries), 6.01(ix) and 6.01(x) will no longer constitute Events of Default, if the Issuer has complied with clauses (i), (ii), (iii), (iv) and (v) of Section 8.02(A) (provided, however, that, in lieu of the Opinion of Counsel required by sub-clause (a) of such clause (iv), the Issuer may deliver a ruling received from the Internal Revenue Service to the effect that the Holders will not recognize income, gain or loss for federal income tax purposes as a result of the deposit or defeasance and will be subject to federal income tax on the same amount and in the same manner and at the same times as would otherwise have been the case if such deposit or defeasance had not occurred).

8.04 APPLICATION OF TRUST MONEY.

Subject to Section 8.05, the Trustee will hold in trust the money or U.S. Government Obligations deposited with it pursuant to Section 8.01, 8.02 or 8.03 and any applicable abandoned property laws, and apply the deposited money and the proceeds from deposited U.S. Government Obligations to the payment of principal of and interest on the Notes in accordance with the Notes and the Indenture. Such money and U.S. Government Obligations need not be segregated from other funds except to the extent required by law.

8.05 REPAYMENT TO ISSUER.

Subject to Section 7.7 of the Base Indenture and Sections 8.01, 8.02 or 8.03, the Trustee will promptly pay to the Issuer upon written request any money held by the Trustee that, in the opinion of a nationally recognized firm of independent public accountants or investment bank expressed in a written certification thereof delivered to the Trustee, is in excess of the amount thereof that would then have been required to be deposited for the purpose for which such monies were deposited, and thereupon the Trustee shall be relieved from all liability with respect to such money. Subject to applicable abandoned property law, the Trustee will pay to the Issuer upon written request any money held for payment with respect to the Notes that remains unclaimed for two (2) years, provided that before making such payment the Trustee may at the expense of the Issuer publish once in a newspaper of general circulation in New York City, or send to each Holder entitled to such money, notice that the money remains unclaimed and that after a date specified in the notice (at least thirty (30) days after the date of the publication or notice) any remaining unclaimed balance of money will be repaid to the Issuer. After payment to the Issuer, Holders entitled to such money must look solely to the Issuer for payment, unless applicable law designates another Person, and all liability of the Trustee with respect to such money will cease.

8.06 REINSTATEMENT.

If and for so long as the Trustee is unable to apply any money or U.S. Government Obligations held in trust pursuant to Section 8.01, 8.02 or 8.03 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Issuer’s obligations under the Indenture and the Notes will be reinstated as though no such deposit in trust had been made. If the Issuer makes any payment of principal of or interest on any Notes because of the reinstatement of its obligations, it will be subrogated to the rights of the Holders of such Notes to receive such payment from the money or U.S. Government Obligations held in trust.

8.07 INDEMNIFICATION OF TRUSTEE.

The Issuer shall pay and shall indemnify the Trustee against any tax, fee or other charge imposed on or assessed against U.S. Government Obligations deposited pursuant to this Article VIII or the interest and principal received in respect of such obligations other than any payable by or on behalf of Holders.

8.08 MANDATORY REDEMPTION.

(A) In the event that (i) the Escrow Agent shall not have received a Release Request on or prior to the Escrow Outside Date or (ii) the Parent shall notify the Escrow Agent in writing that the Parent has determined that no Escrow Release will occur on or prior to the Escrow Outside Date or (iii) the Parent shall notify the Escrow Agent and Trustee in writing that the Merger Agreement has been validly terminated (each such event being a “Special Mandatory Redemption Event”), the Issuer shall redeem all of the Notes (the “Special Mandatory Redemption”) at a price equal to 100.0% of the initial issue price of the Notes plus accrued and unpaid interest from the Issue Date, or from the most recent date to which interest has been paid or provided for, to but not including the Special Mandatory Redemption Date (as defined below) (the “Special Mandatory Redemption Price”). For the avoidance of doubt, the Special Mandatory Redemption of the Notes shall be without premium or penalty and net of any original issue discount and/or upfront fees in respect of the Notes that were payable on the Issue Date.

(B) Written notice of the occurrence of a Special Mandatory Redemption Event will be given by the Parent (a “Special Redemption Notice”) promptly (and in no event later than one Business Day) following the occurrence of a Special Mandatory Redemption Event, to the Trustee, the Escrow Agent and DTC. The Special Mandatory Redemption will occur on the date specified in the Special Redemption Notice that is not more than three Business Days after the Parent sends, directs the sending of, or otherwise provides such Special Redemption Notice (the date of such redemption, the “Special Mandatory Redemption Date”).

(C) The Escrow Account will not include cash to fund any accrued and unpaid interest on the Notes which is included in the Special Mandatory Redemption Price. In the event that the Special Mandatory Redemption Price payable upon such Special Mandatory Redemption for the Notes exceeds the amount of the Escrowed Property, Fairfax shall fund the difference between the value of the Escrowed Property and the Special Mandatory Redemption Price plus the fees and expenses of the Escrow Agent on or before 11:00 a.m. New York City time on the Special Mandatory Redemption Date pursuant to a commitment provided by Fairfax to Parent in accordance with the terms of a commitment letter to be delivered on or prior to the Issue Date.

(D) Upon the occurrence of the Effective Date, the provisions in this Section 8.08 regarding the Special Mandatory Redemption will cease to apply.

IX. AMENDMENTS

An amendment to the Indenture, the Notes or the Guaranties that amends, supplements or modifies the terms of this Supplemental Indenture, the Notes or the Guaranties must satisfy the requirements of this Article IX in lieu of the requirements of Article IX of the Base Indenture (other than Sections 9.4 through 9.7, inclusive, of the Base Indenture, as amended, which shall apply to the Notes). For the avoidance of doubt, the Base Indenture or any Security (other than the Notes) of a Series established pursuant to the Base Indenture may be amended as provided in Article IX of the Base Indenture. Sections 9.4 through 9.7, inclusive, of the Base Indenture, as amended, shall apply to the Notes mutatis mutandis.

9.01 WITHOUT CONSENT OF HOLDERS.

This Section 9.01 shall apply to the Notes in lieu of Section 9.1 of the Base Indenture, which shall be deemed to be replaced in its entirety by this Section 9.01 for purposes of the Notes.

Without the consent of any Holder of the Notes, the Issuer, the Guarantors and the Trustee may amend the Indenture to:

(i)	cure any ambiguity, omission, defect or inconsistency;

(ii)	provide for the assumption by a successor corporation of the obligations of the Issuer or any Guarantor under the Indenture;

(iii)	provide for uncertificated Notes in addition to or in place of certificated Notes (provided that the uncertificated Notes are issued in registered form for purposes of Section 163(f) of the Code);

(iv)	add guarantees or co-issuers with respect to the Notes, including any Subsidiary Guaranties, or to secure the Notes;

(v)	add to the covenants of the Issuer or any Guarantor for the benefit of the Holders of the Notes or to surrender any right or power conferred upon the Issuer or any Guarantor;

(vi)	make any change that does not materially adversely affect the rights of any Holder of the Notes;

(vii)	comply with any requirement of the SEC in connection with any required qualification of the Indenture under the TIA;

(viii)	conform the text of the Indenture, the Guaranties or the Notes to any provision set forth in the section of the Offering Memorandum under the caption “Description of the Notes”;

(ix)

amend the provisions of the Indenture relating to the transfer and legending of Notes; provided, however, that (i) compliance with the Indenture as so amended would not result in Notes being transferred in violation of the Securities Act or any applicable securities law and (ii) such amendment does not materially and adversely affect the rights of Holders to transfer Notes, except as required by law; or

(x)

provide for any transfer restrictions that apply to any Notes issued under the Indenture (other than the Notes issued on the Issue Date, and any Notes issued in exchange therefor or in substitution thereof) that, at the time of their original issuance, constitute “restricted securities” within the meaning of Rule 144 under the Securities Act or that are originally issued in reliance upon Regulation S under the Securities Act.

9.02 WITH CONSENT OF HOLDERS.

This Section 9.02 shall apply to the Notes in lieu of Sections 9.2 and 9.3 of the Base Indenture, which shall be deemed to be replaced in its entirety by this Section 9.02 for purposes of the Notes.

(A) Except as provided in Sections 6.2 and 6.8 of the Base Indenture or in Section 6.02 or 9.02(B) hereof, the Indenture may be amended with the consent of the Holders of a majority in principal amount of the Notes then outstanding (including consents obtained in connection with a tender offer or exchange for the Notes) and any past default or compliance with any provisions may also be waived with the consent of the Holders of a majority in principal amount of the Notes then outstanding.

(B) Without the consent of each Holder of an outstanding Note affected thereby, an amendment of or waiver to the Indenture may not:

(i)	reduce the amount of Notes whose Holders must consent to an amendment to the Indenture;

(ii)	reduce the rate of or extend the time for payment of interest on any Note;

(iii)	reduce the principal of or extend the Stated Maturity of any Note;

(iv)	reduce the amount payable upon the redemption of any Note or change the time at which any Note may be redeemed as set forth in Article III of the Base Indenture and Article III hereof.

(v)	make any Note payable in money other than that stated in the Notes;

(vi)

impair the right of any Holder of the Notes to receive payment of principal of and interest on such Holder’s Notes on or after the due dates therefor or to institute suit for the enforcement of any payment on or with respect to such Holder’s Notes;

(vii)	make any change to any provision in this Article IX that requires each Holder’s consent or to the waiver provisions of the Indenture;

(viii)	make any change in the ranking or priority of any Note or Guaranty that would adversely affect the Noteholders; or

(ix)	voluntarily release a Subsidiary Guarantor other than in accordance with the Indenture.

9.03 CONSENTS AS TO SUBSTANCE OF AMENDMENTS.

The consent of the Holders of the Notes is not necessary under the Indenture to approve the particular form of any proposed amendment, supplement or waiver. It is sufficient if such consent approves the substance of the proposed amendment, supplement or waiver.

9.04 NOTICE OF AMENDMENTS; EFFECTIVENESS.

An amendment, supplement or waiver under Section 9.02 will become effective on receipt by the Trustee of written consents from the Holders of the requisite percentage in principal amount of the outstanding Notes. After an amendment, supplement or waiver pursuant to Section 9.01 or 9.02 becomes effective, the Issuer shall deliver electronically, with respect to any Notes that are held in the form of one or more Global Securities, or mail to Holders of the Notes, a notice briefly describing such amendment, supplement or waiver. However, the failure to give such notice to all Holders of the Notes, or any defect therein, will not impair or affect the validity of the amendment, supplement or waiver.

9.05 EFFECT OF CONSENT.

This Section 9.05 shall apply to the Notes in lieu of Section 9.5 of the Base Indenture, which shall be deemed to be replaced in its entirety by this Section 9.05 for purposes of the Notes.

(A) After an amendment, supplement or waiver pursuant to this Article IX becomes effective, it will bind every Holder (and every subsequent Holder of a Note) unless it is of the type requiring the consent of each Holder affected. If such amendment, supplement or waiver is of the type requiring the consent of each Holder affected, then such amendment, supplement or waiver will bind each Holder that has consented to it and every subsequent Holder of a Note that evidences the same debt as the Note of the consenting Holder.

(B) If an amendment, supplement or waiver changes the terms of a Note, the Trustee may require the Holder to deliver it to the Trustee so that the Trustee may place an appropriate notation of the changed terms on the Note and return it to the Holder, or exchange it for a new Note that reflects the changed terms. The Trustee may also place an appropriate notation on any Note thereafter authenticated. However, the effectiveness of the amendment, supplement or waiver is not affected by any failure to annotate or exchange Notes in this fashion.

9.06 CONSENT FEES.

Neither the Issuer nor any Affiliate of the Issuer may, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee or otherwise, to any Holder for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of the Indenture or the Notes, unless such consideration is offered to all Holders and is paid to all Holders that so consent, waive or agree to amend in the timeframe set forth in solicitation documents relating to such consent, waiver or agreement.

9.07 TRUSTEE ENTITLED TO OFFICER’S CERTIFICATE AND OPINION OF COUNSEL.

In connection with any amendment, supplement or waiver pursuant to this Article IX, the Trustee shall be entitled to receive an Officer’s Certificate and an Opinion of Counsel, each stating that all conditions precedent to such amendment, supplement or waiver have been satisfied, that such amendment, supplement or waiver is authorized or permitted by the Indenture, and, with respect to such Opinion of Counsel, that such amendment, supplement or waiver is the legal, valid and binding obligation of the parties thereto, enforceable against it in accordance with its terms.

9.08 NET SHORT HOLDERS

(A) Each amendment, supplement, waiver or modification of the Indenture or the Notes as well as any other request, demand, authorization, direction, notice, consent or waiver under the Indenture, shall be binding and effective as to each Net Short Holder. By acceptance of a beneficial ownership interest in the Notes, each of the Notes Beneficial Owners shall be deemed to have agreed to not take any action, whether consenting, affirmatively not consenting or otherwise, for any amendment, supplement, waiver or modification of the Indenture or the Notes or otherwise give any request, demand, authorization, direction, notice, consent or waiver under the Indenture, if it is a Net Short Holder (in each case unless otherwise agreed to by the Issuer). In connection with any amendment, supplement, waiver or modification of the Indenture or the Notes or any other request, demand, authorization, direction, notice, consent or waiver under the Indenture, each of the Notes Beneficial Owners shall promptly notify the Trustee and the Issuer in writing that it is a Net Short Holder, or shall otherwise be deemed to have represented and warranted to the Issuer and the Trustee that it is not a Net Short Holder; provided that if such action relates to a Default or Event of Default, such representation or deemed representation shall be deemed repeated at all times until the resulting Default or Event of Default is cured or ceases to exist or the Notes hereunder are accelerated. In connection with, and as a condition to, taking any action requiring the consent of, or the giving of any request, demand, authorization, direction, notice, consent or waiver by, the Holders of the requisite principal amount of Notes, each Notes Beneficial Owner taking such action shall (A) certify to the Trustee and the Issuer that it is not a Net Short Holder (in each case unless otherwise agreed to by the Issuer) and (B) covenant to provide the Issuer with such other information as the Issuer may reasonably request from time to time in order to verify the accuracy of such Notes Beneficial Owner’s representation or warranty, deemed representation or warranty or certification with respect to not being a Net Short Holder, within five Business Days of request therefor (the “Net Short Holder Verification Covenant”). Notwithstanding the foregoing, these provisions shall in no way limit the right of any Notes Beneficial Owner or Holder to institute suit for the enforcement of payment of principal and interest of any Note of such Holder on or after the Stated Maturity Date for such principal or scheduled interest payment dates for such interest expressed in such Note. If any Notes Beneficial Owner has made an incorrect representation or warranty, deemed representation or warranty or certification with respect to not being a Net Short Holder, or has otherwise breached its covenant to not take any action, whether consenting, affirmatively not consenting or otherwise, for any amendment, supplement, waiver or modification of the Indenture or the Notes or otherwise give any request, demand, authorization, direction, notice, consent or waiver under the Indenture, if it is a Net Short Holder (in each case unless otherwise agreed to by the Issuer), the Issuer shall have the right at the sole expense of any such Person to cause such Person to (and such Person shall be obligated to) transfer any or all of its Notes to one or more transferees (which may, at the Issuer’s sole option, be or include the

Parent, the Issuer or any Subsidiary); provided that (1) the Trustee shall not have any obligation to the Issuer or to such Notes Beneficial Owner to find such a transferee, (2) the Issuer shall not have any obligation to such Notes Beneficial Owner to find such a transferee or accept or consent to any such transfer to itself or any other Person and (3) the transferee (or, at its option, the Issuer) shall pay to such Notes Beneficial Owner concurrently with such transfer an amount (which payment shall be deemed payment in full) equal to the lesser of (x) the face principal amount of the Notes so assigned and (y) the most recently available quoted price for such Notes (as determined by the Issuer in good faith, which determination shall be conclusive), in each case without interest thereon. The rights and remedies of the Issuer provided herein are cumulative and are not exclusive of any other rights and remedies provided to the Issuer at law or in equity, and the Issuer shall be entitled to pursue any remedy available to it against any Net Short Holder (or any Notes Beneficial Owner that the Issuer in good faith believes is a Net Short Holder). In no event shall the Trustee have any liability or obligation to ascertain, monitor or inquire as to whether any Person is a Net Short Holder and/or whether such Net Short Holder has delivered any related certifications under the Indenture or in connection with the Notes. It is understood and agreed that the Issuer and the Trustee shall be entitled to rely on each representation, deemed representation and certification made by, and covenant of, each Notes Beneficial Owner provided for in this paragraph. Notwithstanding any other provision of the Indenture, the Notes or any other document, the provisions of this paragraph shall apply and survive with respect to each Notes Beneficial Owner notwithstanding that any such Person may have ceased to be a Notes Beneficial Owner, the Indenture may have been terminated or the Notes may have been redeemed in full.

(B) If, in connection with the giving of a request, demand, authorization, notice, consent or waiver relating to a Default or Event of Default (each, a “Default Direction”), but prior to the acceleration of the Notes, the Issuer determines in good faith that there is a reasonable basis to believe a Notes Beneficial Owner that took such action made an incorrect representation or warranty, deemed representation or warranty or certification with respect to not being a Net Short Holder, or otherwise at any relevant time on or following such action was a Net Short Holder (a “Net Short Holder Default Breach”), the Issuer delivers an Officer’s Certificate to the Trustee certifying that (i) the Issuer believes in good faith that there is a reasonable basis to believe a Notes Beneficial Owner that gave a Default Direction (x) made an incorrect representation or warranty, deemed representation or warranty or certification or certification with respect to not being a Net Short Holder, or otherwise at any relevant time on or following such action was a Net Short Holder or (y) breached the Net Short Holder Verification Covenant and (ii) the Issuer and/or one of its Affiliates has filed papers with a court of competent jurisdiction seeking a determination that such Notes Beneficial Owner made an incorrect representation or warranty, deemed representation or warranty or certification with respect to not being a Net Short Holder, or otherwise at any relevant time on or following such action was a Net Short Holder or breached the Net Short Holder Verification Covenant, and seeking to invalidate any Default or Event of Default that resulted from such action, the cure period with respect to such Default or Event of Default shall be automatically stayed pending a final and non-appealable determination of a court of competent jurisdiction on such matter. If such Officer’s Certificate has been delivered to the Trustee, the Trustee shall refrain from acting in accordance with any such Default Direction until such time as the Issuer provides to the Trustee an Officer’s Certificate stating that such Notes Beneficial Owner has satisfied its Net Short Holder Verification Covenant. If such Notes Beneficial Owner has satisfied its Net Short Holder Verification Covenant, then the Trustee shall be permitted to act in accordance with such Default Direction.

(C) If any amendment, supplement, waiver or modification of this Indenture or the Notes, or any other request, demand, authorization, direction, notice, consent or waiver under the Indenture, is effected in violation of Section 9.08 (including, without limitation, as a result of such amendment, supplement, waiver or modification having been consented to by a Net Short Holder or such other request, demand, authorization, direction, notice, consent or waiver having been given by a Net Short Holder), and assuming all Net Short Holders complied with the preceding paragraph and Notes owned by all Net Short Holders were disregarded and deemed not to be outstanding (in each case unless otherwise agreed to by the Issuer), (1) if such amendment, supplement, waiver or modification, or such other request, demand, authorization, direction, notice, consent or waiver, shall have received the requisite percentage of Holders under the Indenture or the Notes without taking into account any action, whether consenting, affirmatively not consenting or otherwise, of any Net Short Holder (in each case unless otherwise agreed to by the Issuer), then such amendment, supplement, waiver or modification, or such other request, demand, authorization, direction, notice, consent or waiver shall nonetheless be binding and effective, and shall not be null or void, as to each Holder and (2) in all other cases, such amendment, supplement, waiver or modification, or such other request, demand, authorization, direction, notice, consent or waiver shall be null and void (in each case unless otherwise agreed to by the Issuer).

X. GUARANTIES

Article XII of the Base Indenture shall apply to the Notes, and the Notes shall be subject to Guarantees (as defined in the Base Indenture) by the Guarantors to the extent provided, and subject to the terms of, this Supplemental Indenture. For purposes of interpreting the Indenture as it relates to the Notes, the term “Guarantee,” as used in the Base Indenture, shall have the meaning ascribed to it in the Base Indenture (and, for the avoidance of doubt, the term “Guarantee,” as used herein, shall have the meaning ascribed to it herein).

10.01 THE GUARANTIES.

Subject to the provisions of this Article X, each Guarantor hereby irrevocably and unconditionally guarantees, jointly and severally, on an unsecured basis, the full and punctual payment (whether at Stated Maturity, upon redemption, purchase pursuant to an Fundamental Change Offer or acceleration, or otherwise) of the principal of, and interest on, and all other amounts payable under, each Note, and the full and punctual payment of all other amounts payable by the Issuer under the Indenture. Upon failure by the Issuer to pay punctually any such amount, each Guarantor shall forthwith on demand pay the amount not so paid at the place and in the manner specified in the Indenture.

10.02 GUARANTY UNCONDITIONAL.

The obligations of each Guarantor hereunder are unconditional and absolute and, without limiting the generality of the foregoing, will not be released, discharged or otherwise affected by:

(A) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of the Issuer under the Indenture or any Note, by operation of law or otherwise;

(B) any modification or amendment of or supplement to the Indenture or any Note;

(C) any change in the corporate existence, structure or ownership of the Issuer, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Issuer or its assets or any resulting release or discharge of any obligation of the Issuer contained in the Indenture or any Note;

(D) the existence of any claim, set-off or other rights which the Guarantor may have at any time against the Issuer, the Trustee or any other Person, whether in connection with the Indenture or any unrelated transactions, provided that nothing herein prevents the assertion of any such claim by separate suit or compulsory counterclaim;

(E) any invalidity or unenforceability relating to or against the Issuer for any reason of the Indenture or any Note, or any provision of applicable law or regulation purporting to prohibit the payment by the Issuer of the principal of or interest on any Note or any other amount payable by the Issuer under the Indenture; or

(F) any other act or omission to act or delay of any kind by the Issuer, the Trustee or any other Person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of or defense to such Guarantor’s obligations hereunder.

10.03 DISCHARGE; REINSTATEMENT.

Each Guarantor’s obligations hereunder will remain in full force and effect until the principal of, and interest on, the Notes and all other amounts payable by the Issuer under the Indenture have been paid in full. If at any time any payment of the principal of, or interest on, any Note or any other amount payable by the Issuer under the Indenture is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Issuer or otherwise, each Guarantor’s obligations hereunder with respect to such payment will be reinstated as though such payment had been due but not made at such time.

10.04 WAIVER BY THE GUARANTORS.

Each Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against the Issuer or any other Person.

10.05 SUBROGATION AND CONTRIBUTION.

Upon making any payment with respect to any obligation of the Issuer under this Article X, the Guarantor making such payment will be subrogated to the rights of the payee against the Issuer with respect to such obligation, provided that the Guarantor may not enforce either any right of subrogation, or any right to receive payment in the nature of contribution, or otherwise, from any other Guarantor, with respect to such payment so long as any amount payable by the Issuer hereunder or under the Notes remains unpaid.

10.06 STAY OF ACCELERATION.

If acceleration of the time for payment of any amount payable by the Issuer under the Indenture or the Notes is stayed upon the insolvency, bankruptcy or reorganization of the Issuer, all such amounts otherwise subject to acceleration under the terms of the Indenture are nonetheless payable by the Guarantors hereunder forthwith on demand by the Trustee or the Holders.

10.07 LIMITATION ON AMOUNT OF GUARANTY.

Notwithstanding anything to the contrary in the Indenture, the Notes or the Guaranties, each Guarantor, and, by its acceptance of Notes, each Holder, hereby confirms that it is the intention of all such parties that the Guaranty of such Guarantor not constitute a fraudulent conveyance under applicable fraudulent conveyance provisions of the U.S. Bankruptcy Code or any comparable provision of state law. To effectuate such intention, the Trustee, the Holders and the Guarantors hereby irrevocably agree that, notwithstanding anything to the contrary in the Indenture, the Notes or the Guaranties, the obligations of each Guarantor under its Guaranty shall be limited to the maximum amount that would not render such Guarantor’s obligations under such Guaranty subject to avoidance under applicable fraudulent conveyance provisions of the U.S. Bankruptcy Code or any comparable provision of state law.

10.08 EXECUTION AND DELIVERY OF GUARANTY.

The execution by each initial Guarantor of this Supplemental Indenture (or, with respect to any Guarantor other than an Initial Guarantor, a supplemental indenture to the Base Indenture substantially in the form of Exhibit C hereto) evidences the Guaranty of such Guarantor, whether or not the person who shall have signed the same as an officer of such Guarantor still holds that office at the time of authentication of any Note.

10.09 RELEASE OF GUARANTY.

The Subsidiary Guaranty of a Subsidiary Guarantor shall be deemed to be automatically and unconditionally released and discharged, without the need of any action on the part of such Subsidiary Guarantor or the Trustee or otherwise:

(A) upon the sale or other disposition (including by way of consolidation or merger) of such Subsidiary Guarantor (including, for the avoidance of doubt, any transaction pursuant to which such Subsidiary Guarantor ceases to be a Subsidiary of the Issuer);

(B) upon the sale or disposition of all or substantially all the assets of such Subsidiary Guarantor;

(C) upon the designation of such Subsidiary Guarantor as an Unrestricted Subsidiary or a Non-Material Subsidiary pursuant to the terms of the Indenture;

(D) upon a legal defeasance or satisfaction and discharge of the Notes, as provided in Article VIII;

(E) pursuant to Article IX; or

(F) pursuant to Section 4.16,

in the case of clause (A) or (B), other than to the Issuer or a Restricted Subsidiary and as permitted by the Indenture.

Upon delivery by the Issuer to the Trustee of an Officer’s Certificate and an Opinion of Counsel to the foregoing effect, the Trustee will execute any documents reasonably required in order to evidence the release of the Guarantor from its obligations under its Guaranty.

Notwithstanding anything to the contrary in the Indenture, the Notes or the Guaranties, if the Issuer, due to an error made in good faith, causes any Person to execute this Supplemental Indenture or any other supplement to the Base Indenture, or any other instrument, purporting to cause such Person to guarantee the Notes and become a Subsidiary Guarantor and, at the time of such execution, either (x) such Person is not a domestic Subsidiary of the Issuer; or (y) such Person is neither a Rule 3-10 Eligible Subsidiary nor required to guarantee the Notes pursuant to the Indenture, then, notwithstanding such Supplemental Indenture or other supplement or instrument, the Subsidiary Guaranty of such Person shall automatically, and without the need for any action on the part of the Issuer, such Person or the Trustee or otherwise, be null and void, with the same force and effect as if such execution had never occurred. Without limiting the generality of the foregoing, the Issuer and such Person may nonetheless thereafter execute and deliver to the Trustee such instruments or other documents that shall memorialize the nullification of such Subsidiary Guaranty.

XI. MISCELLANEOUS

11.01 NOTICES.

For purposes of the Notes, the first (1st) sentence of the third (3rd) paragraph of Section 10.2 of the Base Indenture is deemed to be amended to read as follows: “Any notice or communication to a Holder shall be mailed by first-class mail to his address shown on the register kept by the Registrar or, in the case of a Global Security, delivered in accordance with the procedures of the Depositary.”

11.02 JUDGMENT CURRENCY.

For purposes of the Notes, Section 10.16 of the Base Indenture is deemed to be amended by replacing each reference therein to “the Trustee” with “a U.S. bank of national standing”.

11.03 TRUST INDENTURE ACT CONTROLS.

If any provision of this Supplemental Indenture limits, qualifies or conflicts with another provision that is required to be included in this Supplemental Indenture by the TIA, the required provision of the TIA shall control.

11.04 DUPLICATE ORIGINALS.

The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. Delivery of an executed .PDF counterpart via electronic mail shall be effective as delivery of a manually executed counterpart thereof.

11.05 GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.

THIS SUPPLEMENTAL INDENTURE, THE NOTES AND EACH GUARANTIES, INCLUDING ANY CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO THIS SUPPLEMENTAL INDENTURE, THE NOTES OR THE GUARANTIES, SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS THEREOF OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW). EACH OF THE PARTIES HERETO AND (BY THEIR ACCEPTANCE OF THE NOTES) THE HOLDERS HEREBY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPLEMENTAL INDENTURE, THE NOTES OR THE GUARANTIES. EACH OF THE PARTIES HERETO AND (BY THEIR ACCEPTANCE OF THE NOTES) THE HOLDERS HEREBY WAIVES THE RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS SUPPLEMENTAL INDENTURE.

11.06 NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS.

This Supplemental Indenture and the Base Indenture may not be used to interpret another indenture, loan or debt agreement of the Issuer or any of its Subsidiaries. Any such indenture, loan or debt agreement may not be used to interpret this Supplemental Indenture or the Base Indenture.

11.07 SUCCESSORS.

All agreements of the Issuer and the Guarantors in this Supplemental Indenture and the Notes shall bind their respective successors. All agreements of the Trustee in this Supplemental Indenture shall bind its successors.

11.08 SEPARABILITY.

In case any provision in this Supplemental Indenture, the Base Indenture or the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and a Holder shall have no claim therefor against any party hereto.

11.09 TABLE OF CONTENTS, HEADINGS, ETC.

The Table of Contents and headings of the Articles and Sections of this Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part of this Supplemental Indenture or the Base Indenture and shall in no way modify or restrict any of the terms or provisions of this Supplemental Indenture or the Base Indenture.

11.10 CALCULATIONS IN RESPECT OF THE NOTES.

The Issuer and its agents shall make all calculations under the Indenture and the Notes in good faith. In the absence of manifest error, such calculations shall be final and binding on all Holders. The Issuer shall provide a copy of such calculations to the Trustee as required hereunder, and, absent such manifest error, the Trustee shall be entitled to rely on the accuracy of any such calculation without independent verification.

11.11 NO PERSONAL LIABILITY.

No past, present or future director, officer, employee, incorporator, member or stockholder or control person of the Issuer or any Guarantor, as such, will have any liability for any obligations of the Issuer or any Guarantor under the Notes, any Guaranty or the Indenture or for any claim based on, in respect of, or by reason of such obligations or their creation. Each Holder of the Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes.

[The Remainder of This Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

KENNEDY-WILSON, INC.
As Issuer

By:	/s/ Matthew Windisch
Name: Matthew Windisch
Title: President

[Signature Page to Supplemental Indenture]

WILMINGTON TRUST, NATIONAL ASSOCIATION
As Trustee

By:	/s/ Jane Schweiger
Name: Jane Schweiger
Title: Vice President

[Signature Page to Supplemental Indenture]

EXHIBIT A

[Face of Note]

KENNEDY-WILSON, INC.

Certificate No. _______

[INSERT APPLICABLE LEGEND(S) SET FORTH IN EXHIBIT B]

7.250% Senior Note due 2033

CUSIP No. ____________

Kennedy-Wilson, Inc., a Delaware corporation (the “Issuer,” which term includes any successor thereto under the Indenture hereinafter referred to), for value received, hereby promises to pay to [Cede & Co.][________________], or its registered assigns, the principal sum of [ ] dollars ($[ ]) [or such lesser or greater amount duly stated in the attached Schedule of Exchanges of Interests in this Global Note] on June 1, 2033 and to pay interest thereon, as provided on the reverse hereof, until the principal and any unpaid and accrued interest are paid or duly provided for.

Interest Rate:	7.250% per annum.

Interest Payment Dates:	June 1 and December 1 of each year, with the first payment to be made on December 1, 2026.

Regular Record Dates:	May 15 and November 15.

The provisions on the back of this certificate are incorporated as if set forth on the face hereof.

[The Remainder of This Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, Kennedy-Wilson, Inc. has caused this instrument to be duly signed.

KENNEDY-WILSON, INC.

Dated:	By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the series designated pursuant to the within-mentioned Indenture.

[LEGAL NAME OF TRUSTEE], as Trustee

By:
Authorized Signatory

Dated:

[REVERSE OF SECURITY]

KENNEDY-WILSON, INC.

7.250% Senior Note due 2033

1. Indenture. This Note is issued under that certain Indenture (as amended, supplemented or otherwise modified from time to time, the “Base Indenture”), dated as of March 25, 2014, between the Issuer and Wilmington Trust, National Association, as trustee (the “Trustee”), as supplemented by that certain Supplemental Indenture No. 2033-1 (as amended, supplemented or otherwise modified from time to time, the “Supplemental Indenture,” and, together with the Base Indenture, the “Indenture”), dated as of May 29, 2026, among the Issuer, Kennedy-Wilson Holdings, Inc. (the “Parent”), the Subsidiary Guarantors named therein and the Trustee. Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Indenture. The terms of this Note include those stated in the Indenture and those made part of the Indenture by reference to the TIA. To the extent permitted by applicable law, in the event of any conflict or inconsistency between the terms of this Note and the terms of the Indenture, the terms of the Indenture shall control to the extent of such conflict or inconsistency.

2. Interest. Kennedy-Wilson, Inc. (the “Issuer”) promises to pay interest on the principal amount of this Note at the rate per annum set forth on the face of this Note. The Issuer will pay interest, payable semi-annually in arrears, on June 1 and December 1 of each year, with the first payment to be made on December 1, 2026. Such interest shall be payable to the Holder of record of this Note at the close of business on the May 15 and November 15, as applicable, immediately preceding the date the installment of interest is due. Interest on this Note will accrue on the principal amount from, and including, the most recent date to which interest has been paid or provided for or, if no interest has been paid, from, and including, May 29, 2026, in each case to, but excluding, the next Interest Payment Date. Interest will be computed on the basis of a three hundred and sixty (360) day year comprised of twelve (12) thirty (30) day months.

The Issuer will pay interest on overdue principal, and overdue installments of interest, at the rate per annum that is two percent (2.00%) in excess of the rate per annum set forth on the face of this Note. Interest not paid when due and any interest on principal or interest not paid when due will be paid to the Persons that are Holders of record on a special record date, which will be the fifteenth (15th) day preceding the date fixed by the Issuer for the payment of such interest, whether or not such day is a Business Day. At least fifteen (15) days before a special record date, the Issuer will deliver to the Trustee and mail to each Holder of Notes a notice that states the special record date, the payment date and the amount of interest to be paid.

3. Maturity. The Notes will mature on June 1, 2033.

4. Redemption and Fundamental Change Offer. This Note is subject to optional redemption, and may be the subject of a Fundamental Change Offer, as set forth in the Indenture. If (i) the Escrow Outside Date occurs and the Escrow Agent and the Trustee shall not have received a Release Request on or prior to such date or (ii) the Issuer has determined that the Escrow Release will not occur on or prior to the Escrow Outside Date or (iii) the Parent shall notify the Escrow

Agent and Trustee in writing that the Merger Agreement has been validly terminated (the date of any such event being the “Special Termination Date”), the Issuer shall redeem all of the Notes (the “Special Mandatory Redemption”) at a price equal to 100.0% of the initial issue price of the Notes plus accrued and unpaid interest from the Issue Date, or from the most recent date to which interest has been paid or provided for, to but not including the date of such Special Mandatory Redemption. For the avoidance of doubt, the Special Mandatory Redemption of the Notes shall be without premium or penalty and net of any original issue discount and/or upfront fees in respect of the Notes that were payable on the Issue Date. Upon the occurrence of the Escrow Release, the foregoing provision regarding the Special Mandatory Redemption will cease to apply. There is no sinking fund applicable to this Note.

5. Discharge prior to Redemption or Maturity. Under certain circumstances in accordance with the Indenture, the Issuer and the Guarantors may be discharged from the Indenture, the Notes and the Guaranties or may be discharged from certain of their respective obligations thereunder.

6. Form; Denomination. This Notes is in registered form without coupons and shall be issued only in a minimum denomination of $2,000 in principal amount or in a principal amount denomination of any integral multiple of $1,000 in excess thereof.

7. Events of Default. If an Event of Default occurs and is continuing, the Trustee or the Holders of at least twenty five percent (25%) in aggregate principal amount of the Notes may declare all the Notes to be due and payable, except for certain Events of Default that automatically result in all the Notes to be due and payable. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Notes. Subject to certain limitations, Holders of a majority in principal amount of the Notes then outstanding may direct the Trustee in its exercise of remedies.

8. Amendments and Waiver. Subject to certain exceptions, the Indenture and the Notes may be amended, or default may be waived, with the consent of the Holders of a majority in principal amount of the outstanding Notes. Without notice to or the consent of any Holder, the Indenture and the Notes may be amended or supplemented to, among other things, cure any ambiguity, omission, defect or inconsistency.

9. No Personal Liability. No past, present or future director, officer, employee, incorporator, member or stockholder or control person of the Issuer or any Guarantor, as such, will have any liability for any obligations of the Issuer or any Guarantor under the Notes, any Guaranty or the Indenture or for any claim based on, in respect of, or by reason of such obligations or their creation. Each Holder of the Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes.

10. Authentication. This Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent in accordance with the Indenture.

11. Governing Law. THIS NOTE AND EACH GUARANTY OF THIS NOTE, INCLUDING ANY CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO THIS NOTE OR ANY SUCH GUARANTY, SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS THEREOF OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW). EACH OF THE PARTIES HERETO HEREBY WAIVES THE RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE.

12. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entirety), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (Uniform Gifts to Minors Act).

THE ISSUER WILL FURNISH TO ANY HOLDER UPON WRITTEN REQUEST AND WITHOUT CHARGE A COPY OF THE BASE INDENTURE OR THE SUPPLEMENTAL INDENTURE. REQUESTS MAY BE MADE TO:

Kennedy-Wilson, Inc.

151 S El Camino Drive

Beverly Hills, California 90212

[FORM OF ASSIGNMENT]

I or we assign to

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER

(please print or type name and address)

the within Note and all rights thereunder, and hereby irrevocably constitute and appoint

Attorney to transfer the Note on the books of the Issuer with full power of substitution in the premises.

Dated:

NOTICE: The signature on this assignment must correspond with the name as it appears upon the face of the within Note in every particular without alteration or enlargement or any change whatsoever and be guaranteed by a guarantor institution participating in the Notes Transfer Agents Medallion Program or in such other guarantee program acceptable to the Trustee.

Signature Guarantee:

PURCHASE NOTICE

Certificate No. of Note: ___________

If you want to elect to have this Note purchased by the Issuer pursuant to Section 4.01 of the Supplemental Indenture, check the box: ☐

If you want to elect to have this Note purchased by the Issuer pursuant to Section 4.05(A)(iii)(c) of the Supplemental Indenture, check the box: ☐

If you want to elect to have only part of this Note purchased by the Issuer pursuant to Section 4.01 or 4.05(A)(iii)(c) of the Supplemental Indenture, as applicable, state the principal amount to be so purchased by the Issuer:

$ __________________________________

(must be a minimum of $2,000 or any integral multiple of $1,000 in excess thereof)

Date:	Signature(s):

(Sign exactly as your name(s) appear(s) on the other side of this Note)

Signature(s) guaranteed by:
(All signatures must be guaranteed by a guarantor institution participating in the Notes Transfer Agents Medallion Program or in such other guarantee program acceptable to the Trustee.)

[FORM OF CERTIFICATE OF TRANSFER]

FOR VALUE RECEIVED the undersigned holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.

(Please print or typewrite name and address including zip code of assignee)

the within Note and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer such Note on the books of the Issuer with full power of substitution in the premises.

Check One

☐ (a)

this Note is being transferred to a Person the undersigned reasonably believes is a QIB in compliance with Rule 144A under the Securities Act.

or

☐ (b)

this Note is being transferred in an offshore transaction in compliance with Regulation S under the Securities Act.

or

☐ (c)

this Note is being transferred other than in accordance with (a) or (b) above and documents are being furnished which comply with the conditions of transfer set forth in this Note and the Indenture.

If none of the foregoing boxes is checked, the Trustee shall not be obligated to register this Note in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 2.09 of the Supplemental Indenture dated as of May 29, 2026, relating to the Notes shall have been satisfied.

Date:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Signature Guarantee:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Trustee, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

SCHEDULE A

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE

The following exchanges of a part of this Global Note for an interest in another Global Note or for Notes in certificated form, have been made:

Date of Exchange	Amount of decrease in Principal amount of this Global Note	Amount of Increase in Principal amount of this Global Note	Principal amount of this Global Note following such decrease or increase	Signature or authorized signatory of Trustee or Note Custodian

In connection with any transfer of this Note occurring prior to the applicable Resale Restriction Termination Date, the Holder shall deliver such certificates, legal opinions and other information as the Issuer, the Trustee or the Registrar may reasonably require to confirm that such transfer is being made pursuant to Rule 144A, Regulation S, Rule 144 or another available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

EXHIBIT B

FORM OF LEGENDS

Private Placement Legend

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH BELOW. EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER OR ANOTHER EXEMPTION UNDER THE SECURITIES ACT.

BY ITS ACCEPTANCE HEREOF, THE HOLDER OF THIS NOTE (1) REPRESENTS THAT (A) IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (C) IT IS AN “INSTITUTIONAL” ACCREDITED INVESTOR (AS DEFINED IN RULE 501(a)(1), (2), (3), (7), (8), (9), (12) OR (13) UNDER REGULATION D PROMULGATED UNDER THE SECURITIES ACT) (AN “ACCREDITED INVESTOR”) AND (2) AGREES THAT IT WILL NOT WITHIN [ONE YEAR—FOR NOTES ISSUED PURSUANT TO RULE 144A][40 DAYS—FOR NOTES ISSUED IN OFFSHORE TRANSACTIONS PURSUANT TO REGULATION S] AFTER THE LATEST OF THE DATE OF THE ORIGINAL ISSUANCE OF THIS NOTE, THE DATE OF THE ORIGINAL ISSUANCE OF ANY ADDITIONAL NOTES AND THE DATE ON WHICH THE COMPANY OR ANY OF ITS RESPECTIVE AFFILIATES OWNED THIS NOTE, OFFER, RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (A) (I) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (II) FOR SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT INSIDE THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (III) INSIDE THE UNITED STATES TO AN ACCREDITED INVESTOR THAT IS ACQUIRING THE NOTES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE NOTES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR THE OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, AND THAT PRIOR TO SUCH TRANSFER, FURNISHES (OR HAS FURNISHED ON ITS BEHALF BY A U.S. BROKER-DEALER) TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS NOTE (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE FOR THIS NOTE), (IV) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT (IF AVAILABLE), (V) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (VI) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS), OR (VII) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS. BY ITS ACCEPTANCE HEREOF, THE HOLDER OF THIS NOTE FURTHER AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS NOTE PURSUANT TO SUBCLAUSES (III) TO (VI) OF CLAUSE (A) ABOVE, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE AND THE COMPANY SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS EITHER OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

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Global Note Legend

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY OR A SUCCESSOR DEPOSITARY. THIS SECURITY IS NOT EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE, AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE.

Temporary Regulation S Global Note Legend

BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON, NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON, AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT.

EXCEPT AS SPECIFIED IN THE INDENTURE, BENEFICIAL OWNERSHIP INTERESTS IN THIS TEMPORARY REGULATION S GLOBAL NOTE WILL NOT BE EXCHANGEABLE FOR INTERESTS IN THE PERMANENT REGULATION S GLOBAL NOTE OR ANY OTHER NOTE REPRESENTING AN INTEREST IN THE NOTES REPRESENTED HEREBY WHICH DO NOT CONTAIN A LEGEND CONTAINING RESTRICTIONS ON TRANSFER, UNTIL THE EXPIRATION OF THE “40 DAY DISTRIBUTION COMPLIANCE PERIOD” (WITHIN THE MEANING OF RULE 903(b)(2) OF REGULATION S UNDER THE SECURITIES ACT). DURING SUCH 40 DAY DISTRIBUTION COMPLIANCE PERIOD, BENEFICIAL OWNERSHIP INTERESTS IN THIS TEMPORARY REGULATION S GLOBAL NOTE MAY NOT BE SOLD, PLEDGED OR TRANSFERRED TO A U.S. PERSON OR FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON.

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EXHIBIT C

FORM OF SUPPLEMENTAL INDENTURE FOR FUTURE GUARANTORS

KENNEDY-WILSON, INC.,

as Issuer

THE SUBSIDIARY GUARANTOR[S] PART[Y][IES] HERETO

and

[legal name of Trustee]

as Trustee

SUPPLEMENTAL INDENTURE NO. [__]

Dated as of [__]

to

INDENTURE

Dated as of March 25, 2014

7.250% SENIOR NOTES DUE 2033

SUPPLEMENTAL INDENTURE NO. [__] (the “Supplemental Indenture”), dated as of [__], among Kennedy-Wilson, Inc., as issuer (the “Issuer”), the Subsidiary Guarantor[s] (as defined herein) party hereto (the “New Guarantor[s]”) and [legal name of trustee], as trustee (the “Trustee”).

WITNESSETH THAT:

WHEREAS, the Issuer and the Trustee have executed and delivered a base indenture, dated as of March 25, 2014 (as amended, supplemented or otherwise modified from time to time with respect to the Notes (as defined below), the “Base Indenture,” and, together with the First Supplemental Indenture (as defined below), the “Indenture”) to provide for the future issuance of the Issuer’s debt securities to be issued from time to time in one or more series; and

WHEREAS, the Issuer and the Trustee entered into that certain Supplemental Indenture No. 2033-1, dated as of May 29, 2026 (the “First Supplemental Indenture”), relating to the Issuer’s 7.250% Senior Notes due 2033 (the “Notes”);

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WHEREAS, as a condition to the Trustee entering into the Indenture and the purchase of the Notes by the Holders, the Issuer agreed pursuant to the Indenture to cause certain of its domestic Restricted Subsidiaries to provide Guaranties after the Issue Date (as defined herein); and

WHEREAS, the Issuer desires, and this Supplemental Indenture is being executed and delivered pursuant to Sections 4.09 and 9.01(iv) of the First Supplemental Indenture, to cause [each of] the New Guarantor[s] to provide a Guaranty and become a Subsidiary Guarantor;

NOW, THEREFORE:

Each party hereto agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders (as defined herein) of the Notes.

Section 1. Capitalized terms used herein without definition shall have the respective definitions ascribed to them in the Indenture.

Section 2. [Each][The] New Guarantor[s], by its execution of this Supplemental Indenture, agrees to be a Guarantor under the Indenture and to be bound by the terms of the Indenture applicable to Guarantors, including, but not limited to, Article X of the First Supplemental Indenture.

Section 3. Notwithstanding anything herein to the contrary, this Supplemental Indenture shall be subject, without limitation, to the last paragraph of Section 10.09 of the First Supplemental Indenture with the same force an effect as if such paragraph were reproduced herein.

Section 4. THIS SUPPLEMENTAL INDENTURE AND [EACH][THE] GUARANTY OF THE NEW GUARANTOR[S], INCLUDING ANY CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO THIS SUPPLEMENTAL INDENTURE OR SUCH GUARANT[Y][IES], SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS THEREOF OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW). EACH OF THE PARTIES HERETO HEREBY WAIVES THE RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS SUPPLEMENTAL INDENTURE.

Section 5. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. Delivery of an executed .PDF counterpart via electronic mail shall be effective as delivery of a manually executed counterpart thereof.

Section 6. No past, present or future director, officer, employee, incorporator, member or stockholder or control person of the Issuer or any Guarantor, as such, will have any liability for any obligations of the Issuer or any Guarantor under the Notes, any Guaranty, the Indenture or this Supplemental Indenture or for any claim based on, in respect of, or by reason of such obligations or their creation. Each Holder of the Notes by accepting a Note or any Guaranty waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes or any Guaranty.

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Section 7. This Supplemental Indenture is an amendment supplemental to the Indenture, and the Indenture and all subsequent supplements thereto, including this Supplemental Indenture, shall be read together.

Section 8. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect or the recitals contained herein, all of which recitals are made solely by the Issuer and the New Guarantor[s] party hereto.

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

KENNEDY-WILSON, INC.

By:
Name:
Title:

[LEGAL NAME OF TRUSTEE]

By:
Name:
Title:

[LEGAL NAME OF NEW GUARANTOR[S]]

By:
Name:
Title:

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EXHIBIT D

FORM OF REGULATION S CERTIFICATE

Wilmington Trust, National Association

Global Capital Markets

50 South Sixth Street, Suite 1290

Minneapolis, MN 55402

Attention: Kennedy-Wilson Note Administrator

Re: Kennedy-Wilson, Inc. (the “Issuer”)

7.250% Senior Notes due 2033 (the “Notes”)

Ladies and Gentlemen:

In connection with our proposed sale of $________ aggregate principal amount of Notes, we confirm that such sale has been effected pursuant to and in accordance with Regulation S (“Regulation S”) under the Securities Act of 1933, as amended (the “Securities Act”), and accordingly, we hereby certify as follows:

1.

The offer of the Notes was not made to a person in the United States (unless such person or the account held by it for which it is acting is excluded from the definition of “U.S. person” pursuant to Rule 902(k) of Regulation S under the circumstances described in Rule 902(h)(3) of Regulation S) or specifically targeted at an identifiable group of U.S. citizens abroad.

2.

Either (a) at the time the buy order was originated, the buyer was outside the United States or we and any person acting on our behalf reasonably believed that the buyer was outside the United States or (b) the transaction was executed in, on or through the facilities of a designated offshore securities market, and neither we nor any person acting on our behalf knows that the transaction was pre-arranged with a buyer in the United States.

3.	No directed selling efforts have been made in the United States in contravention of the requirements of Rule 903(a)(2) or Rule 904(a)(2) of Regulation S, as applicable.

4.	The proposed transfer of Notes is not part of a plan or scheme to evade the registration requirements of the Securities Act.

5.

If we are a dealer or a person receiving a selling concession or other fee or remuneration in respect of the Notes, and the proposed transfer takes place before the end of the distribution compliance period under Regulation S, or we are an officer or director of the Issuer or a distributor, we certify that the proposed transfer is being made in accordance with the provisions of Rules 903 and 904 of Regulation S.

6.

If the proposed transfer takes place before the end of the distribution compliance period under Regulation S, the beneficial interest in the Notes so transferred will be held immediately thereafter through Euroclear (as defined in such Indenture) or Clearstream (as defined in such Indenture).

7.	We have advised the transferee of the transfer restrictions applicable to the Notes.

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You, the Issuer and counsel for the Issuer are entitled to rely upon this Certificate and are irrevocably authorized to produce this Certificate or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

Very truly yours,
[NAME OF SELLER]

By:
Name:
Title:
Address:
Date:

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EXHIBIT E

FORM OF CERTIFICATE OF BENEFICIAL OWNERSHIP

On or after [__________], 20[__]

Wilmington Trust, National Association

Global Capital Markets

50 South Sixth Street, Suite 1290

Minneapolis, MN 55402

Attention: Kennedy-Wilson Note Administrator

Re: Kennedy-Wilson, Inc. (the “Issuer”)

7.250% Senior Notes due 2033 (the “Notes”)

Ladies and Gentlemen:

This letter relates to $________ principal amount of Notes represented by the [Temporary] Regulation S Global Note. Pursuant to Section 2.09 of the Supplemental Indenture dated as of May 29, 2026, relating to the Notes (as amended, supplemented or otherwise modified, the “Indenture”), we hereby certify that (1) we are the beneficial owner of such principal amount of Notes represented by the [Temporary] Regulation S Global Note and (2) we are either (i) a Non-U.S. Person to whom the Notes could be transferred in accordance with Rule 903 or 904 of Regulation S promulgated under the Securities Act of 1933, as amended (the “Act”), or (ii) a U.S. person who purchased securities in a transaction that did not require registration under the Act.

You, the Issuer and counsel for the Issuer are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

Very truly yours,

[NAME OF HOLDER]

By:
Name:
Title:
Address:
Date:

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